As filed with the Securities and Exchange Commission on January 28, 2026

File Nos. 333-183945 and 811-22747

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 119

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 120

ALPS SERIES TRUST

(Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number: (303) 623-2577

Camilla Nwokonko, Secretary

ALPS Series Trust

1290 Broadway, Suite 1000

Denver, Colorado 80203

(Name and Address of Agent for Service)

With copies to:

Peter H. Schwartz, Esq.

Davis Graham & Stubbs LLP

3400 Walnut Street, Suite 700

Denver, CO 80205

It is proposed that this filing will become effective: (check appropriate box)

X	immediately upon filing pursuant to paragraph (b)

[ ]	on ________ pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	on (date) pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summary
Beacon Planned Return Strategy Fund	2
Investment Objective and Principal Investment Strategies	9
The Fund’s Principal Investment Related Risks	12
Disclosure of Portfolio Holdings	14
Management	14
The Portfolio Managers	16
Administrator, Distributor and Transfer Agent of the Fund	16
Buying and Redeeming Shares	17
Share Transactions	21
Dividends and Distributions	24
Federal Income Taxes	24
Financial Highlights	28
Additional Information About the Fund	Back Cover

Beacon Investment Funds

Beacon Planned Return Strategy Fund (the “Fund”)

Investment Objective

The Fund seeks to deliver capital preservation and capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Information about sales charge discounts is available from your financial professional and in the “Buying and Redeeming Shares” section of the Prospectus and the “Purchase, Exchange and Redemption of Shares” section of the Statement of Additional Information (“SAI”).

Institutional Class
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (Load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (Load)	None
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and Service (12b-1) Fees	None
Total Other Expenses	0.23%
Other Expenses	0.19%
Shareholder Servicing	0.04%
Total Annual Fund Operating Expenses	1.23%

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$125	$390	$675	$1,487

Prospectus | January 28, 2026	2

Beacon Investment Funds

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. For the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 0% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to capture most of the returns generated by U.S. equity markets in rising markets, and to protect against the market losses in declining markets.

This strategy utilizes a multi-pronged approach that seeks to provide equity-like returns in most market environments with bond-like volatility. The Fund’s investment strategy aims to provide a cushion against certain losses in the U.S. equity markets. The Fund seeks to accomplish its goal of mitigating downside risk in the equity markets by hedging the portfolio through the purchase of put options. Each put option helps to protect against losses in the U.S. equity indices.

“Planned return” refers to the Fund’s goal of seeking to achieve a designated level of return with a designated level of risk through the use of call and put options.

The Fund employs a long/short equity strategy by following a disciplined and systematic investment process.

The returns sought to be generated by the strategy are derived from three distinct elements:

●	returns from directional market movements,
●	returns from option premium or income, and
●	returns from the hedge component that creates downside protection.

The “directional market movement” component of returns is generated by the purchase of “deep-in-the-money” call options (call options that have a strike price below the market price of the underlying asset) and “at-the-money” call options (call options that have a strike price equal to the price of the underlying asset), which can provide capital appreciation. The “option premium or income” component of returns is generated by the sale of call and put options, which can provide portfolio income. The “hedge component” of returns is generated by the purchase of put options, which help to provide downside protection against losses in falling markets.

A call option gives the purchaser of the call option, in return for a premium paid, the right to buy, and the writer (seller) of the call option the obligation to sell, the security underlying the option at a specified exercise price within a specified time frame. A put option gives the purchaser of the put option, in return for a premium paid, the right to sell, and the writer (seller) of the put option the obligation to buy, the underlying security of the put option at a specified price within a specified time frame.

Put options allow investors to reduce U.S. equity market risk. Call options allow investors to participate in U.S. equity market growth.

The Fund aims to achieve its investment objective through the systematic purchase of rolling investments, which we call “tranches.” Each investment is made up of long and short call and put options traded on the performance of a broad market index. The Fund invests in approximately 10-12 unique

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tranches with 10-12 unique expiration dates, which are distinct investments of call and put options that mature and roll on an ongoing basis. In other words, at any given time, the Fund will generally have one tranche with options expiring in approximately one month, a second tranche expiring in approximately two months, and so on, up to a twelfth tranche expiring in approximately twelve months. Each month, a previously purchased tranche’s options will generally expire, be exercised, or be sold at or near their expiration, and the proceeds generally are used to purchase (or roll into) a new tranche of options expiring in approximately twelve months. The use of multiple tranches benefits the Fund investors by providing multiple entry and exit points for each investment. It also takes advantage of market volatility and helps investors avoid the market timing risk by spreading investments and risk over time.

During periods of high volatility, which may coincide with market lows, options pricing may allow for a greater level of target return for a given level of downside protection. During periods of low volatility, which may coincide with market highs, market pricing may support lower target returns while maintaining the target level of downside protection. Therefore, the tranches generally seek higher target returns from market lows while maintaining downside protection at market highs.

Estimated returns for tranches of options assume the options are held until their expiration. If options are not held until expiration, returns may be higher or lower than estimates.

The Fund seeks to achieve its investment objective principally by investing in the following:

Options. The Fund may invest a portion of its assets in derivative securities, including listed and Flexible Exchange Options (“FLEX Options”). The Fund may purchase and write (i.e. sell) “put” and “call” options that are traded on national securities exchanges, as well as on electronic communications networks. In general, options can be used in many ways, such as to increase market exposure (which would have the effect of leverage without actual borrowing), to reduce overall market exposure and reduce risk (i.e., for hedging purposes), to increase the portfolio’s current income, or to reduce the cost basis of a new position. The Fund may also utilize certain options, such as various types of index or “market basket” options, in an effort to hedge against certain market-related risks, as the Adviser deems appropriate. The Fund believes that the use of options may help reduce risk and enhance investment performance.

ETFs. The Fund may invest a portion of its assets in ETFs. The Fund expects to generally invest in ETFs that represent an interest in a portfolio of securities selected to replicate a US equity index.

Equities. The Fund may invest in equity securities consistent with the Fund’s investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

Prospectus | January 28, 2026	4

Beacon Investment Funds

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Market Risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as the impact of inflation on the economy, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, technological developments such as artificial intelligence, natural disasters, war, the spread of infectious illness or other public issues, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Management Risk: The Fund’s success will depend on the management of the Adviser and on the skill and acumen of the Adviser’s personnel.

Options Risk: The Fund may invest in options. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its option positions.

Derivative Instruments Risk: The Fund may invest in derivative instruments. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments that they are used to hedge or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Equity Securities Risk: The Fund invests in equity securities. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public health issues, or generally adverse investor sentiment.

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ETF Liquidity Risk: In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which an ETF invests, an ETF might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the ETF investment managers. Such a situation may prevent an ETF from limiting losses, realizing gains or achieving a high correlation or inverse correlation with its underlying index.

ETF and Shares of Other Investment Companies Risk: The Fund may invest in shares of other investment companies, including ETFs, as a means to pursue its investment objective. As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in such investment companies. You will indirectly bear fees and expenses charged by such investment companies in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. In addition to the risks of investing in an investment company, the price of an ETF can fluctuate within a wide range, and the Fund could lose money when investing in an ETF if the prices of the securities owned by the ETF go down. Additionally, the market price of the ETF’s shares may trade at a discount to their net asset value, an active trading market for an ETF’s shares may not develop or be maintained, and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large changes in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified fund”. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that investors may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of the Fund’s Institutional Class to the S&P 500 Total Return Index, a broad-based securities market index, and the CBOE S&P 500 BuyWrite Index, an additional index that is representative of the Fund’s investment strategy for the periods indicated. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.beacontrust.com or by calling the Adviser at (973) 337-8090.

Prospectus | January 28, 2026	6

Beacon Investment Funds

Annual Total Returns (For the calendar years ended 12/31) – Institutional Class Shares

20%
15%
10%
5%
0%
-5%
-10%
-2.38%
18.01%
9.48%
9.68%
-7.52%
19.09%
10.46%
11.14%
12/31/2018
12/31/2019
12/31/2020
12/31/2021
12/31/2022
12/31/2023
12/31/2024
12/31/2025

The year-to-date return as of December 31, 2025 was 11.14%.

Best Quarter – 6/30/20	13.83%
Worst Quarter – 3/31/20	-12.85%

Average Annual Total Returns (for the periods ended December 31, 2025)

	1 Year	5 Years	Since Inception (October 2, 2017)
Institutional Class
Return Before Taxes	11.14%	8.20%	8.18%
Return After Taxes on Distributions	7.46%	5.43%	5.76%
Return After Taxes on Distributions and Sale of Fund Shares	7.98%	5.71%	5.80%
CBOE S&P 500 BuyWrite Index(1) (reflects no deduction for fees, expenses or taxes)	8.91%	9.33%	6.79%
S&P 500 Total Return Index(2) (reflects no deduction for fees, expenses or taxes)	17.88%	14.42%	14.71%

(1)	The CBOE S&P 500 BuyWrite Index is a benchmark index designed to track the performance of a hypothetical buy-write strategy on the S&P 500 Index.

(2)	Broad-based securities market index.

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After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA.

Investment Adviser

Beacon Investment Advisory Services, Inc. is the investment adviser to the Fund.

Portfolio Managers

The Fund is managed by the following co-portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund:

Portfolio Managers	Period of Service with the Fund	Primary Title
John Longo, PhD, CFA	Since Inception (October 2, 2017)	Chief Investment Officer
Christopher Shagawat, CFA	Since Inception (October 2, 2017)	Senior Vice President

Purchase and Sale of Fund Shares

The Fund offers one class of shares: Institutional Class. You may purchase, exchange or redeem Fund shares on any business day by written request via mail Beacon Planned Return Strategy Fund, c/o ALPS Fund Services, Inc., P.O. Box 219463, Kansas City, MO 64121-9400, by telephone at 1-844-894-9222, or through a financial intermediary. You may also purchase and redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial and subsequent investment amounts are shown below. For a description of the Fund’s Institutional Class shares, see “Buying and Redeeming Shares.”

Type of Account	To Open Your Account	To Add to Your Account
Institutional Class	$1,000,000	$1,000

Current clients of the Advisor who purchase Institutional Class shares may be eligible for a waiver of the minimum initial investment amount. See “Buying and Redeeming Shares.”

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gain, qualified dividend income or section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Prospectus | January 28, 2026	8

Beacon Investment Funds

Investment Objective and Principal Investment Strategies

This section describes the investment objectives and principal investment strategies of the Beacon Planned Return Strategy Fund (the “Fund,”). See “MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS” in this Prospectus and the Statement of Additional Information for more information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Beacon Planned Return Strategy Fund’s investment objective is to seek to deliver capital preservation and capital appreciation.

While there is no assurance that the Fund will achieve its investment objective, the Fund endeavors to do so by following the strategies and policies described in this Prospectus.

The Board of Trustees (the “Board”) may change the Fund’s name, investment objectives or principal investment strategies without a shareholder vote. Until April 2, 2026, the Fund will notify you in writing at least sixty (60) days before making any such change. If there is a material change to the Fund’s investment objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

What are the Fund’s Principal Investment Strategies?

Beacon Planned Return Strategy Fund

The Fund seeks to capture most of the returns generated by U.S. equity markets in rising markets, and to protect against the market losses in declining markets.

This strategy utilizes a multi-pronged approach that seeks to provide equity-like returns in most market environments with bond-like volatility. The Fund’s investment strategy aims to provide a cushion against certain losses in the U.S. equity markets. The Fund seeks to accomplish its goal of mitigating downside risk in the equity markets by hedging the portfolio through the purchase of put options. Each put option helps to protect against losses in the U.S. equity indices.

“Planned return” refers to the Fund’s goal of seeking to achieve a designated level of return with a designated level of risk through the use of call and put options.

The Fund employs a long/short equity strategy by following a disciplined and systematic investment process. The returns sought to be generated by the strategy are derived from three distinct elements;

●	returns from directional market movements,
●	returns from option premium or income, and
●	returns from the hedge component that creates downside protection.

The “directional market movement” component of returns is generated by the purchase of “deep-in-the money” call options (call options that have a strike price below the market price of the underlying asset) and “at-the-money” call options (call options that have a strike price equal to the price of the underlying asset), which can provide capital appreciation. The “option premium or income” component of returns is generated by the sale of call and put options, which can provide portfolio income. The “hedge component” of returns is generated by the purchase of put options, which help to provide downside protection against losses in falling markets.

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A call option gives the purchaser of the call option, in return for a premium paid, the right to buy, and the writer (seller) of the call option the obligation to sell, the security underlying the option at a specified exercise price within a specified time frame. A put option gives the purchaser of the put option, in return for a premium paid, the right to sell, and the writer (seller) of the put option the obligation to buy, the underlying security of the put option at a specified price within a specified time frame.

Put options allow investors to reduce U.S. equity market risk. Call options allow investors to participate in U.S. equity market growth.

The Fund’s investment objectives are capital preservation and capital appreciation. The Fund aims to achieve its investment objective of capital preservation by purchasing put options against the U.S. equity indices. The Fund aims to achieve its investment objective of capital appreciation by purchasing call options on U.S. equity indices and collecting premium income from selling call and put options against the U.S. equity indices.

Through a disciplined process of buying and selling call and put options on market exposure, the Fund seeks to provide investors with targeted returns and reduced risk. The Fund aims to provide investors with moderate/cautious views on the stock market the opportunity to participate in the market growth, reduce downside risk, and generate option premium income. The Fund seeks to allow investors to achieve a better balance of overall portfolio risk and return, and provide a return differentiator with strong volatility reduction elements.

In rising market environments, the Fund seeks to produce equity-like returns, but will underperform unhedged or long-only equity strategies in a strong bull market. In falling markets, the Fund can lose money, but any losses are sought to be less severe than unhedged or long-only equity strategies. In sideways markets, the Fund seeks to exceed returns of the overall equity markets by capturing intra-cycle market volatility through monthly dollar cost averaging and by selling call options to collect premium income. The Fund seeks to have significantly lower volatility than the broad U.S. equity indices in all market environments.

The Fund aims to achieve its investment objective through the systematic purchase of rolling investments, which we call “tranches.” Each investment is made up of long and short call and put options traded on the performance of a broad market index. The Fund invests in approximately 10-12 unique tranches with 10-12 unique expiration dates, which are distinct investments of call and put options that mature and roll on an ongoing basis. In other words, at any given time, the Fund will generally have one tranche with options expiring in approximately one month, a second tranche expiring in approximately two months, and so on, up to a twelfth tranche expiring in approximately twelve months. Each month, a previously purchased tranche’s options will generally expire, be exercised, or be sold at or near their expiration, and the proceeds generally are used to purchase (or roll into) a new tranche of options expiring in approximately twelve months. The use of multiple tranches benefits the Fund investors by providing multiple entry and exit points for each investment. It also takes advantage of market volatility and helps investors avoid the market timing risk by spreading investments and risk over time.

During periods of high volatility, which may coincide with market lows, options pricing may allow for a greater level of target return for a given level of downside protection. During periods of low volatility, which may coincide with market highs, market pricing may support lower target returns while maintaining the target level of downside protection. Therefore, the tranches generally seek higher target returns from market lows while maintaining downside protection at market highs.

Prospectus | January 28, 2026	10

Beacon Investment Funds

Estimated returns for tranches of options assume the options are held until their expiration. If options are not held until expiration, returns may be higher or lower than estimates.

The Fund seeks to achieve its investment objective principally by investing in the following:

Options. The Fund expects to utilize FLEX Options, the value of which may be linked to broad-based securities indices (such as the S&P 500®) or proxies for such indices (such as ETFs that track the S&P 500®) (an “Index Proxy”). The value of an Index Proxy is subject to change as the values of the component securities of the reference index fluctuate. An Index Proxy for a broad-based securities index may not exactly match the performance of the reference index due to cash drag, differences between the portfolio of the Index Proxy and the components of the reference index, expenses and other factors.

Options that the Fund utilizes may or may not be classified as “section 1256 contracts” under section 1256 of the Internal Revenue Code of 1986, as amended (the “Code”). Generally, each contract held by a taxpayer at the end of the tax year that is classified as a section 1256 contract will be treated as if it were sold for its fair market value. 60% of the gain or loss is reported as long-term capital gain or loss, and 40% of the gain or loss is reported as short-term capital gain or loss. By contrast, dispositions of an option owned by the Fund that does not qualify as a section 1256 contract under the Code will generally result in short-term or long-term capital gains or losses depending on the Fund’s holding period in the option. For additional information concerning the tax treatment of option contracts entered into by the Fund, see the SAI under FEDERAL INCOME TAXES – Options and Other Financial Products.

An index call option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any appreciation in the value of the reference index over a fixed price (the strike price of the call option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index call option is exercised, the seller is required to deliver an amount of cash determined by the excess, if any, of the value of the index at contract termination over the strike price of the option. A call option on an individual security, such as an ETF, is a contract that entitles the purchaser to buy the security at a fixed price (the strike price of the call option) on or before the valuation date of the option in exchange for the payment of an up-front premium by the purchaser to the seller. When an individual call option is exercised, the seller is required to deliver the underlying security. If the option seller does not own the underlying security it may be required to purchase the security to meet the delivery requirements of the contract.

An index put option is a contract that entitles the purchaser to receive from the seller a cash payment equal to the amount of any decline in the value of the reference index below a fixed price (the strike price of the call option) as of the valuation date of the option. Upon entering into the position, a premium is paid by the purchaser to the seller. When an index put option is exercised, the seller is required to deliver an amount of cash determined by the shortfall, if any, of the value of the index at contract termination below the strike price of the option. A put option on an individual security, such as an ETF, is a contract that entitles the purchaser to sell the security at a fixed price (the strike price of the put option) on or before the valuation date of the option in exchange for the payment of an up-front premium by the purchaser to the seller. When an individual put option is exercised, the seller is required to purchase the underlying security.

Amounts payable at settlement by a seller of index call and put spreads will equal the total payments made with respect to written calls and puts less the total payments received with respect to purchased calls and puts. If written calls and puts expire worthless, the Fund will neither pay nor

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receive settlement proceeds. If written calls or puts expire in-the-money, the Fund will be required to pay net proceeds at settlement equal to the difference between the amounts payable on written calls and amounts receivable, if any, on the associated purchased calls and puts.

The Fund may purchase put and call options or write “covered” put and call options on stock indices, interest rates and currencies in order to hedge against adverse market shifts or to potentially increase income or gain. In addition, the Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by the Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by the Fund is “covered” if the Fund has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

Options positions are marked to market daily. The value of an option is affected by changes in the value and dividend rates of the securities represented in the index or the individual security linked to the option, changes in interest rates, changes in the actual or perceived volatility of the index or individual security linked to the option and the remaining time to the option’s expiration, as well as trading conditions in the options market.

ETFs. The Fund may invest a portion of its assets in ETFs. The Fund expects to generally invest in ETFs that represent an interest in a portfolio of securities selected to replicate a US equity index.

Equities. The Fund may invest in equity securities consistent with the Fund’s investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Equity securities, such as common stocks, represent shares of ownership of a corporation. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets. Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula.

No assurance can be given that the Fund will achieve its investment objective, and investment results may vary substantially over time and from period to period.

The Fund is “non-diversified”, which means that the Fund may invest a significant portion of their assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry at the time of purchase.

The Fund’s Principal Investment Related Risks

The Fund’s investment objective and principal investment strategies are described above under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” This section provides additional information about the principal risks that may affect the Fund’s portfolio. Additional

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information about some of the Fund’s investments and portfolio management techniques and their associated risks and non-principal risks are included in the Fund’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Risks of Investing in the Fund?

There are inherent risks associated with the Fund’s principal investment strategies. The factors that are most likely to have a material effect on the Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of the Fund are summarized in the Fund’s “Summary Section” above and further described below. For additional information regarding risks of investing in the Fund, please see the Statement of Additional Information. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Market Risk: The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as the impact of inflation on the economy, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, technological developments such as artificial intelligence, natural disasters, war, the spread of infectious illness or other public issues, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Management Risk: The Fund’s success will depend on the management of the Adviser and on the skill and acumen of the Adviser’s personnel.

Options Risk: The Fund may invest in options. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its option positions.

Derivative Instruments Risk: The Fund may invest in derivative instruments. These are financial instruments that derive their performance from the performance of an underlying asset, index, and interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, are not correlated with the performance of other investments that they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Equity Securities Risk: The Fund will invest in equity securities.

Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions

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deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public health issues, or generally adverse investor sentiment.

ETF Liquidity Risk: In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which an ETF invests, an ETF might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the ETF investment managers. Such a situation may prevent an ETF from limiting losses, realizing gains or achieving a high correlation or inverse correlation with its underlying index.

ETF and Shares of Other Investment Companies Risk: The Fund may invest in shares of other investment companies, including ETFs, as a means to pursue its investment objective. As a result of this policy, your cost of investing in the Fund will generally be higher than the cost of investing directly in such investment companies. You will indirectly bear fees and expenses charged by such investment companies in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you. In addition to the risks of investing in an investment company, the price of an ETF can fluctuate within a wide range, and the Fund could lose money when investing in an ETF if the prices of the securities owned by the ETF go down. Additionally, the market price of the ETF’s shares may trade at a discount to their net asset value, an active trading market for an ETF’s shares may not develop or be maintained, and trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large changes in stock prices) halts stock trading generally. Additionally, ETFs have management fees, which increase their cost.

Non-Diversification Risk: The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that the Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified fund”. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of the Fund’s shares than would occur in a diversified fund.

Disclosure of Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s SAI.

Management

Beacon Investment Advisory Services (the “Adviser”), subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund’s portfolio.

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The Adviser is a full service financial services firm, offering investment management, financial planning, tax advisory, trust & estate, and private banking services to individuals and institutions.

The Adviser’s principal address is 163 Madison Avenue, Suite 600, Morristown, NJ 07960.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee for the Fund based on the Fund’s average daily net assets. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Fund	Contractual Advisory Fee (%)(annual rate)	Effective Investment Advisory Fee Rate (%) (for the fiscal year ended September 30, 2025)
Beacon Planned Return Strategy Fund	1.00%	1.00%

The management fee is paid on a monthly basis. The current term of the Advisory Agreement is one year. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Fund may terminate the Advisory Agreement upon thirty (30) days’ notice. The Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s most recent approval of the Fund’s Advisory Agreements was provided in the Fund’s reports on Form N-CSR for the period ended September 30, 2025.

The Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses (excluding Rule 12b-1 Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate, as set out below, of the Fund’s average daily net assets.

Fund	Contractual Fee Waivers
Beacon Planned Return Strategy Fund	1.40%

This agreement is in effect through at least January 31, 2027, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, this Agreement may only be amended or terminated with the approval of the Board of Trustees of the Trust. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced.

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The Portfolio Managers

The portfolio managers are jointly and primarily responsible for the day-to-day investment and reinvestment of the Fund’s assets. The portfolio managers listed below have served as the Fund’s portfolio managers since the Fund’s inception in October 2017.

Information about the portfolio managers, including information about the portfolio managers’ business experience, appears below. More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is included in the SAI.

Portfolio Managers	Past 5 Years’ Business Experience
John Longo, Ph.D., Chief Investment Officer

Mr. Longo plays a key role in developing Beacon’s macroeconomic outlook and serves as co-portfolio manager for several of the firm’s investment products. He has over 25 years of investment management experience. He contributes to Beacon’s thought leadership in the field of investment management and strategy by representing the firm, as invited speaker, at numerous financial related conferences throughout the world. Mr. Longo is also a Distinguished Professor of Finance at Rutgers Business School, and has taught in its undergraduate, MBA, Executive MBA, and International Executive MBA programs for more than 25 years. Previously, Mr. Longo was a Vice President at Merrill Lynch, where he played an instrumental role in creating and managing investment strategies for Merrill Lynch’s Strategy Power product. Mr. Longo holds a Ph.D. and an M.B.A. in finance and a B.A. in computer science and economics, all from Rutgers University. He is a Chartered Financial Analyst (“CFA®”) charterholder.

Christopher Shagawat, CFA, Senior Vice President

Mr. Shagawat is a Senior Vice President and Portfolio Manager at Beacon Trust. He is an active member of the Beacon Investment Advisory Services investment committee and is responsible for the development, implementation, and daily management of client portfolios. Mr. Shagawat is a co-manager of the firm’s risk-controlled investment solutions, which utilize equity options to reduce volatility and enhance upside potential. He also contributes to model construction and due diligence efforts for the firm’s open-architecture, third-party manager platform. Prior to joining Beacon, Christopher worked for Acertus Capital Management, a subsidiary of The MDE Group, as an investment analyst and trader. Mr. Shagawat graduated summa cum laude with a B.S. in finance from Rutgers Business School and is a CFA® charterholder.

Administrator, Distributor and Transfer Agent of the Fund

ALPS Fund Services, Inc. (the “Administrator” or the “Transfer Agent”) serves as the Fund’s administrator, fund accountant and transfer agent. ALPS Distributors, Inc. (“ADI” or the “Distributor”) serves as the Fund’s distributor.

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Buying and Redeeming Shares

The Fund currently offers Institutional Class Shares.

Institutional Class shares are typically offered only through certain types of financial intermediaries and to certain institutional investors. Institutional Class shares are also offered directly, via the Fund’s transfer agent or through financial intermediaries. Such financial intermediaries may seek payment from the Fund or its service providers for the provision of distribution, administrative and/or shareholder retention services. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Shareholder Services Plan

The Fund has adopted a non-Rule 12b-1 shareholder services plan (a “Services Plan”) for Institutional Class shares which authorize the Fund to compensate select financial intermediaries and Fund affiliates an aggregate fee in an amount not to annually exceed 0.15% of the average daily net asset value of the Institutional shares of the Fund attributable to, or held in the name of, the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. The Service Plan fee is compensation for providing, some or all of the following services: (i) establishing and maintaining Fund shareholder accounts, (ii) aggregating, processing and transmitting Fund shareholder orders and instructions regarding accounts, (ii) processing dividend and other distribution payments from the Fund on behalf of shareholders, (iv) preparing reports or forms on behalf of shareholders, (v) forwarding communications from the Fund to shareholders, and (vi) providing such other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution related services or activities. Any amount of the Services Plan fees not paid during the Fund’s fiscal year for such services may be reimbursed to the Fund.

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to the Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments is determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to the Fund or its shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with the Fund, or its designees, to perform certain shareholder servicing activities such as networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Fund. These actives are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such

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financial intermediaries may receive compensation from the Fund. Any such compensation by the Fund to these select financial intermediaries for the aforementioned services are in addition to any 12b-1 related services provided to Fund shareholders.

Investment Minimums

The Fund offers one class of shares: Institutional Class shares. The Institutional Class shares are subject to a $1,000,000 minimum and a minimum subsequent investment of $1,000. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund if desired and if allowed by the relevant intermediary. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum. Moreover, the Fund may waive minimum investment amounts in Institutional Class shares with respect to investments by the Trust’s officers or its Trustees. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Exceptions to Investment Minimums

The following investors will not be subject to the Fund’s investment minimums with respect to Institutional Class shares:

●	Financial advisors and consultants whose clients aggregate over the investment minimums;
●	Institutions that have a strategic investment advisory relationship with the Adviser;
●	Employees of the Adviser and their immediate family members; and
●	The Adviser’s investment advisory clients.

The Adviser reserves the right to make additional exceptions or otherwise modify these exceptions at any time and to reject any investment for any reason.

Buying and Redeeming Shares

In order to buy, exchange or redeem shares at that day’s net asset value, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). Any such orders for purchases of the Fund’s shares must be received in good order. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. “Good order” means that your redemption request includes: (i) the Fund name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required. If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE. Otherwise, you will receive the next business day’s net asset value.

Investors may purchase, exchange or redeem Institutional Class shares of the Fund directly or through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through

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wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through a broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

The Fund will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Fund to request a purchase of Fund shares using securities you own. The Fund reserves the right to refuse or accept such requests in whole or in part.

Sales Charge When You Purchase

Institutional Class shares do not charge an initial sales load.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Fund. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. “Good order” means that your redemption request includes: (i) the Fund name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required.

Redemption proceeds typically will be sent within one to two business days but may take up to seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. The Fund typically pays redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, or from the sale of portfolio securities. These redemption payment methods are expected to be used in regular and stressed market conditions.

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Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a Medallion signature guarantee. Please call 1-844-894-9222 for information on obtaining a Medallion signature guarantee.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

Redemptions In-Kind

The Fund reserves the right to make a payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. If the Fund decides to redeem in-kind, the redeeming shareholder will generally receive pro-rata shares of the Fund’s portfolio. These pro-rata shares would have similar characteristics to the Fund and will consist of any other pro-rata share of the securities held in the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind are taxed to a redeeming shareholder for federal income tax purposes in the same manner as cash redemptions. Securities received in a redemption in-kind are subject to market risk until sold.

Medallion Signature Guarantees

The Fund requires a Medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a Medallion signature guarantee on any redemption request to help protect against fraud) or for certain types of transfer requests or account registration changes. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 1-844-894-9222 for information on obtaining a Medallion signature guarantee.

Redemption Fees

If you sell your shares after holding them 60 days or less, a 2% short-term redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The fees are paid to the Fund and are designed to help offset the brokerage commissions, market impact and other costs associated with short-term shareholder trading.

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The short-term redemption fee does not apply to: (i) redemptions of shares acquired by reinvesting dividends and distributions; (ii) rollovers, transfers and changes of account registration within the Fund as long as the money never leaves the Fund; and (iii) redemptions in-kind.

The Fund also permits waivers of the short-term redemption fee for the following transactions:

●	Redemptions due to small balance maintenance fees;
●	Redemptions related to death or due to a divorce decree;
●

Certain types of IRA account transactions, including redemptions pursuant to systematic withdrawal programs, required minimum distributions, withdrawals due to disability or death, return of excess contribution amounts, and redemptions related to payment of custodian fees; and

●

Certain types of employer-sponsored and 403(b) retirement plan transactions, including loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability or qualified domestic relations order.

The application of short-term redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase or sell Fund shares through an intermediary, you should contact your intermediary for more information on whether the short-term redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the short-term redemption fee or waivers at any time. Investment advisers or their affiliates may pay short-term redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange or market of any Index constituent is closed, other than customary weekend and holiday closings, (ii) during which trading on the NYSE or exchange or market of any Index constituent is restricted, or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

Share Transactions

Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

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Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Fund or its agents may review transaction history reports to identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. You will be responsible for any fees charged to the Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that the Fund may incur as a result of the canceled purchase.

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How Fund Shares are Priced

The Board of Trustees has approved procedures to be used to value the Fund’s assets for the purposes of determining the Fund’s net asset value. The valuation of the assets of the Fund is determined in good faith by or under the direction of the Adviser as the valuation designee selected by the Board.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined by the valuation designee that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. The fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or

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believes it has identified potential criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

Dividends and Distributions

Income Dividends. Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) the Fund earns from its portfolio securities and other investments. The Fund intends to distribute any net income to shareholders annually.

Capital Gain Distributions. Capital gain distributions are derived from gains realized when the Fund sells a portfolio security. Long-term capital gains are derived from gains realized when the Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Fund intends to distribute amounts derived from capital gains to shareholders annually.

Reinvested in Shares or Paid in Cash. Dividends and distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your dividends and/or distributions paid by check and mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next dividend or distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next dividend or distribution is made.

Federal Income Taxes

The following information is a general summary of U.S. federal income tax consequences of investments in the Fund for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or trusts that have a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Shareholders that are pass through entities or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment.

If an entity treated as a pass-through entity for U.S. federal income tax purposes (including an entity classified as a partnership or S corporation for federal income tax purposes) is a beneficial owner of Fund shares, the tax treatment of an owner in the pass through entity will generally depend upon the status of the owner and the activities of the entity. You should rely on your tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Fund.

Prospectus | January 28, 2026	24

Beacon Investment Funds

This discussion assumes that the Fund will qualify under Subchapter M of the Code as regulated investment companies and will satisfy certain distribution requirements so that it is not generally subject to U.S. income tax. There can be no guarantee that these assumptions will be correct.

The Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net capital gains (in excess of any capital loss carryovers). The Fund expects to distribute substantially all of its ordinary income and net capital gain (in excess of any capital loss carryovers) to its shareholders every year. In turn, shareholders will be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through certain tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts). Such arrangements are subject to special tax rules.

Income Dividends and Capital Gains

For U.S. federal income tax purposes, shareholders of the Fund are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders. In general, distributions from the Fund are taxable to you when paid whether you take the distributions in cash or reinvest them in additional Fund shares. Dividends declared and payable by the Fund during October, November or December to shareholders of record on a specified date in such months, if paid by the end of January, are generally taxable as if received in December. Distributions properly reported as net capital gain of the Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held, even if the gains arose from appreciation that already existed in securities owned by the Fund when you invested in the Fund. The Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year and when it receives capital gain distributions from ETFs in which the Fund owns investments.

Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. Certain distributions of the Fund may result in “qualified dividend income,” which will be taxable to individual and other non-corporate shareholders at favorable tax rate applicable to net long-term capital gains, provided that the shareholder receiving the dividend satisfies certain holding period requirements for the shareholder’s Fund shares, the Fund satisfies certain holding period requirements for its investments in the stock producing such dividends and certain other requirements are satisfied. The amount of distributions from the Fund that will be eligible for the “qualified dividend income” lower tax rate, however, cannot exceed the amount of dividends received by the Fund that are qualified dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from the Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, Code section 988 transactions or are short-term capital gains, such dividends will not be eligible for the lower rate. However, if at least 95% of the Fund’s “gross income” is from qualified dividends, then 100% of its distributions will be eligible for the lower rate. For these purposes, the Fund’s gross income does not include gain from the disposition of stock or securities except to the extent that the net short-term capital gain from such dispositions exceeds the net long-term capital loss from such dispositions. Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares.

The Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less. The Fund may realize ordinary income from distributions from exchange traded funds, from foreign currency gains, from interest on indebtedness owned by the Fund, and from other sources.

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Some of the Fund’s investments, such as certain option transactions, foreign currency contracts, and regulated futures transactions, may be “section 1256 contracts.” Section 1256 contracts owned by the Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis and resulting gains or losses generally will be treated as 60% long-term capital gains or losses and 40% short-term capital gains or losses.

The Fund’s investments in options and other derivatives (such as futures contracts and swaps) may change the amount, timing and character of distributions to shareholders. Such investments will be subject to special tax rules, which may accelerate taxable income to the Fund, shorten the holding period of the Fund’s securities, convert short-term capital losses into long-term capital losses, or convert long-term capital gains into short-term capital gains resulting in distributions taxable as ordinary income to shareholders.

Fund distributions of earnings and gains are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. Thus, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of the shareholder’s investment back as a taxable distribution. While in effect a return of capital to the shareholder, the distribution is still taxable even though the shareholder did not participate in these gains. An investor can avoid this by investing soon after the Fund has made a distribution.

Fund dividends paid to shareholders that are C corporations may be eligible for a 50% corporate dividends-received deduction to the extent that such dividends are attributable to qualifying dividends received from U.S. domestic corporations, subject to certain holding period requirements and debt-financing limitations.

If the Fund invests in stock of a real-estate investment trust (a “REIT”), it may be eligible to pay “section 199A dividends” to its shareholders with respect to certain dividends received by it from its investment in REITs. Section 199A dividends are taxable to individual and other non-corporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

Taxation of Certain Investments

The Fund’s investments in foreign securities may be subject to foreign withholding or other taxes, which would reduce the Fund’s yield on those securities. Shareholders generally will not be entitled to claim a foreign tax credit or deduction with respect to foreign taxes. In addition, the Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or amount of the Fund’s distributions. The Fund may hold securities that are passive foreign investment companies for U.S. federal income tax purposes. For more information, see the SAI under “FEDERAL INCOME TAXES – Special Tax Considerations.”

Sale or Redemption of Fund Shares

Shareholders of the Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term capital gain or loss if the shareholder’s holding period for the shares disposed of exceeds 12 months and otherwise will be short-term capital gain or loss, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain

Prospectus | January 28, 2026	26

Beacon Investment Funds

dividends that were received on the shares. Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Any distributions on, sales, exchanges or redemptions of, shares held in an IRA (or other tax-qualified plan) are generally not currently taxable. However, subsequent withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Cost-Basis reporting. The Fund (or its administrative agent) generally must report to the IRS the gross proceeds from the sale of Fund shares. The Fund also must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012 when those shares are sold and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-qualified arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder does not make an election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Medicare Surtax. A surtax of 3.8% will be imposed on net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s gross income as adjusted exceeds a threshold amount. Any liability for this additional tax will be reported on, and paid with, the shareholder’s federal income tax return.

Backup withholding. A shareholder of the Fund may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has failed to provide a correct taxpayer identification number, (ii) is identified by the IRS as otherwise subject to backup withholding, or (iii) has failed to certify that the shareholder is a U.S. person not subject to backup withholding. The backup withholding rate is currently 24%.

Annual Notifications. Each year, the Fund will notify shareholders of the tax status of dividends and distributions.

State and Local Income Taxes. Shareholders may also be subject to state and local income taxes on distributions and redemptions.

For more information, see the SAI under “FEDERAL INCOME TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

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Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of the Fund for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd. (“Cohen & Co”) the Fund’s independent registered public accounting firm. Cohen & Co’s report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request and free of charge by calling the Fund at 1-844-894-9222.

Prospectus | January 28, 2026	28

Beacon Investment Funds

Beacon Planned Return Strategy Fund – Institutional Class

For a Share Outstanding Throughout the Period Presented

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$11.40	$10.52	$8.72	$11.13	$10.49

INCOME/(LOSS) FROM OPERATIONS:
Net investment loss(a)	(0.12)	(0.12)	(0.11)	(0.12)	(0.13)
Net realized and unrealized gain/(loss) on investments	1.20	1.61	1.91	(0.85)	1.31
Total from investment operations	1.08	1.49	1.80	(0.97)	1.18

LESS DISTRIBUTIONS:
From net realized gains on investments	(1.64)	(0.61)	—	(1.41)	(0.54)
Return of capital	—	—	—	(0.03)	—
Total Distributions	(1.64)	(0.61)	—	(1.44)	(0.54)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.56)	0.88	1.80	(2.41)	0.64
NET ASSET VALUE, END OF PERIOD	$10.84	$11.40	$10.52	$8.72	$11.13

TOTAL RETURN(b)	10.82%	14.70%	20.64%	(10.41%)	11.53%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$323,811	$384,242	$352,184	$306,278	$362,773

RATIOS TO AVERAGE NET ASSETS
Operating expenses (c)	1.23%	1.20%	1.21%	1.19%	1.19%
Net investment loss	(1.14%)	(1.12%)	(1.14%)	(1.18%)	(1.19%)

PORTFOLIO TURNOVER RATE	0%	0%	0%	0%	0%

(a)	Calculated using the average shares method.

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(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)

Pursuant to the Fund’s shareholder services plan with respect to the Fund’s Institutional Class shares, any amount of fees accrued according to the plan but not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the years ended September 30, 2025, September 30, 2024, September 30, 2023, September 30, 2022, and September 30, 2021, respectively, in the amount of 0.00%, 0.01%, 0.00%, 0.00%, and 0.00% of average net assets of Institutional shares.

Prospectus | January 28, 2026	30

Additional Information About the Fund

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

Householding Relationships

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain the Fund’s statement of additional information, annual and semi-annual reports to shareholders, and other information such as financial statements (without charge), make inquiries, or request other information about the Fund by contacting the Transfer Agent at 1-844-894-9222, by writing the Fund at Beacon Planned Return Strategy Fund, P.O. Box 219463, Kansas City, MO 64121-9400, or by calling your financial consultant. This information is also available free of charge on the Fund’s website at www.beacontrust.com.

The Fund’s reports and other information about the Fund are available on the EDGAR Database on the Commission’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-22747)

Beacon Investment Funds

This material must be preceded by a prospectus.
The Beacon Investment Funds are distributed by ALPS Distributors, Inc.

Beacon Investment Fund

This material must be preceded by a prospectus.
The Beacon Investment Fund is distributed by ALPS Distributors, Inc.

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2026

BEACON PLANNED RETURN STRATEGY FUND

Institutional Class BPRLX

ALPS Series Trust

Beacon Planned Return Strategy Fund (the “Fund”)

1290 Broadway, Suite 1000

Denver, CO 80203

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for the Fund listed above, each of which is a separate series of ALPS Series Trust, a Delaware statutory trust (the “Trust”). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Beacon Investment Advisory Services, Inc. (the “Adviser”) is the investment adviser of the Fund.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated February 1, 2026, as supplemented from time to time (collectively, the Fund’s “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Beacon Planned Return Strategy Fund at the address listed above, or by calling the Fund’s transfer agent at 1-844-894-9222. The Fund’s most recent Annual Report is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

ORGANIZATION AND CLASSIFICATION

ALPS Series Trust

This SAI includes information about the Beacon Planned Return Strategy Fund (the “Fund”). The Fund is a series of the ALPS Series Trust (the “Trust”), an open-end, management investment company organized as a Delaware statutory trust on January 12, 2012.

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. The following table shows the Fund’s classification:

Fund	Classification
Beacon Planned Return Strategy Fund	Non-Diversified

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

The Fund’s principal investment objectives and strategies are discussed in the Prospectus under the “SUMMARY SECTION” for the Fund and under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” In order to achieve its investment objective, the Fund generally makes investments of the sort described in the Prospectus.

The Fund may also invest in certain types of securities, or engage in certain investment activities, as generally discussed below. In addition, the Fund may be subject to additional risks in connection with its investments in such securities or as a result of the Fund’s investment strategies or activities.

1

Bank Obligations

Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary emergency purposes. Any borrowings for temporary emergency purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) or such longer period as the Commission may prescribe by rules and regulations in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements are considered to be borrowings by the Fund. See “Reverse Repurchase Agreements” below.

2

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. If the Fund acquires a Brady Bond, there can be no assurance that the Brady Bonds will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Combined Transactions

The Fund may enter into multiple transactions, including multiple options transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Convertible Securities

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

3

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Credit Default Swaps

The Fund may enter into credit default swap contracts. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps may be subject to regulation by the Commodity Futures Trading Commission (“CFTC”), Securities and Exchange Commission (“SEC”) or both. Both the CFTC and the SEC have issued or amended guidance and relief regarding the implementation of various provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) relating to the use of swaps. Further action by the CFTC or SEC may affect the Fund’s ability to use credit default swaps or may require additional disclosure by the Fund.

Credit Ratings

The fixed-income securities in which the Fund may invest will not be required to meet a minimum rating standard. Fixed-income securities that are not rated for creditworthiness by any internationally recognized credit rating organization are commonly referred to as “junk bonds” and involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI.

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Currency Transactions

The Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts and exchange-listed and over-the-counter (“OTC”) options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.”

The Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. For example, the Fund may do this if the Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

The Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, the Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated and to buy dollars.

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to the Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Cyber Security Risk

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

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Cyber security failures or breaches by the Fund’s third-party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by the Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

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Derivatives

The Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC, and, to the extent applicable, the rules and regulations of certain national or foreign exchanges; however, the Fund will not be obligated to use derivatives and the Fund makes no representations as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Fund may invest include, but are not limited to, futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and OTC put and call options on debt and equity securities, currencies, entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used, among other reasons, as part of the Fund’s investment strategy, to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect the Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund’s income or gain. The Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions.

The ability of the Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund’s portfolio securities.

Subject to the constraints described above, the Fund may (if and to the extent so authorized) enter into futures contracts, currency forward contracts and currency swaps, purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency swaps and options on currencies.

Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap.

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In connection with the use of certain derivatives, the Adviser intends to comply with the requirements of the Commodity Exchange Act (“CEA”) by operating the Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used.

The Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “FEDERAL INCOME TAXES – Special Tax Considerations – Options and other Financial Products.”

Risks of Derivatives Outside of the United States

When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Equity Investments

The Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies or broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Exchange-Traded Funds and Other Similar Instruments

Shares of exchange-traded funds (“ETFs”) and other similar instruments may be purchased by the Fund. Generally, an ETF is an investment company that is registered under the 1940 Act Index ETFs that holds a portfolio of securities designed to track the performance of a particular index or index segment, actively managed ETFs are actively managed by an investment adviser. Similar instruments, issued by pools that are not investment companies, offer characteristics similar to index ETFs and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

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Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an index ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an index ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index. The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the exchange. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Exchange necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected.

Limitations of the 1940 Act, which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.

Firm Commitments and When-Issued Securities

The Fund may purchase securities on a firm commitment basis, including when-issued securities. The Fund may also be entitled to receive when-issued securities in relation to its holdings in common stock of companies that undertake certain corporate actions and reorganizations. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. As when-issued securities are subject to delayed or deferred settlement, such securities may be either illiquid, or suffer from severe constraints in liquidity. When purchasing securities pursuant to a when-issued or forward commitment transaction, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations. When the Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. The Fund may renegotiate a when-issued or firm commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund. When-issued and forward-commitment transactions will not be considered to constitute issuance by the Fund of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due.

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Fixed-Income Securities

The Fund may invest in fixed-income securities. Fixed-income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed-income securities may include securities issued by U.S. federal, state, local and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of fixed-income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities can generally be expected to decline. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Floating and Variable Rate Instruments

The Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Variable rate obligations invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain floating or variable rate obligations may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some demand instruments may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

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Foreign Bank Time Deposits

The Fund may make time deposits in interest-bearing foreign bank accounts. Such time deposits will be subject to conditions placed on the time deposit account by the applicable bank (e.g., higher interest payments for maintaining funds in the account for longer periods of time). The Adviser generally expects its foreign bank time deposits to be made and maintained in U.S. dollars; however, the Adviser may make such deposits in foreign currencies where the Adviser deems such investments to be in the best interest of the Fund. Foreign bank time deposit accounts may be subject to restrictions on withdrawal, including penalties or reductions in interest for withdrawals before the end of the expected or intended duration of the time deposit.

High-Yield Securities

The Fund may invest in high-yield securities. High-yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high-yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal.

The credit ratings of S&P, Fitch, Moody’s or other agencies are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. Credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Many debt securities in international markets, especially in emerging markets, bear no rating whatsoever. Ratings organizations have declined to determine ratings for such securities for a host of reasons, including but not limited to the issuer’s lack of scale, insufficient or inadequate disclosure by the issuer, or insufficient operating history on the part of the issuer.

Neither the Fund nor the Adviser can conclude that ratings issued by recognized agencies reflect the true financial position of the underlying issuer; nor can any Fund or the Adviser be certain an issuer will maintain its current credit rating in the future. When available, the Adviser may refer to selected ratings from recognized agencies. The Adviser may also choose to augment such ratings with its own analyses of issuers, which may include, among other things, review of historic and current financial conditions and anticipated future cash flows.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high-yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

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Liquidity. The secondary markets for high-yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high-yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high-yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of high-yield securities held in general. These factors may have an adverse effect on the ability of the Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments. Prices for high-yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s investments in high-yield securities, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high-yield bonds and limiting the deductibility of interest by certain corporate issuers of high-yield bonds adversely affected the market in prior years.

High-yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. If the Fund holds such securities, the Fund also could incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high-yield securities especially those of issuers located in emerging markets.

The development of markets for high-yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

The Fund may invest in high-yield securities that bear interest at fixed rates, securities with variable rates of interest, or securities that involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High-yield Non-U.S. Debt Securities. Investing in fixed and floating rate high-yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high-yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high-yield securities.

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The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy toward the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

Illiquid Securities

The Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

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To the extent that instruments that the Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Trustees, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Indirect Foreign Exposure and Foreign Security Risk

The Fund may invest in U.S. traded securities of companies that are organized under the laws of a foreign country or have significant business operations abroad. Such companies may be impacted by certain foreign exposure risks indirectly, including risks related to foreign currencies. Foreign currencies will fluctuate in value relative to the U.S. dollar, adversely affecting the value of the Fund’s investments and its returns. Because the Fund’s net asset value (“NAV”) is determined on the basis of U.S. dollars, you may lose money if the local currency of a foreign market depreciates against the U.S. dollar, even if the market value of the Fund’s holdings appreciates. Currency exchange rates can be affected unpredictably by the intervention or the failure to intervene by U.S. or foreign governments or central banks, or by currency controls or political developments in the U.S. or abroad. These risks will vary from time to time and from country to country especially if the country is considered an emerging market or developing country. In addition, Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

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Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing. The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Interest-Rate and Equity Swaps and Related Transactions

The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. If the Fund enters into these types of transactions, the Fund expects that it would do so in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange between the parties to the swap of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

If the Fund enters into interest-rate and equity swaps, the Fund expects that it will usually enter into the swap on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. There is a risk that is incorrect forecasts of market values, interest rates and other applicable factors, will diminish the investment performance of the Fund compared with what it would have been if these investment techniques were not utilized. Moreover, even if the forecasts are correct, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent a transaction is not or cannot be terminated in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

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There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the Fund. Because swaps and related transactions are bilateral contractual arrangements between the counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any.

Investment Focus Risk

To the extent that the Fund focuses its investments in particular industries, classes or sectors (such as healthcare, technology, retail, financial services and business services) of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the Fund’s performance. The Fund will not concentrate its investments, as defined under the 1940 Act.

Liquidity Risk

From time to time, the trading market for a particular security or type of security in which the Fund invests may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Fund’s ability to sell such securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. Market quotations for such securities may be volatile.

Loans of Portfolio Securities

Upon approval by the Board of Trustees, the Fund may lend portfolio securities to brokers or dealers or other financial institutions in accordance with policies and procedures of the Trust, as may be adopted from time to time. The procedure for the lending of securities will typically include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will seek to invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the securities lending agent (e.g. a bank or trust company) who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any payments in lieu of dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

The terms of the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and rules and interpretations of the SEC thereunder. These provisions limit the amount of securities the Fund may lend to 33 1/3% of the Fund’s total assets and require (1) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises; (3) the loan be made subject to termination by the Fund at any time; and (4) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest-bearing short-term investments), any distributions on the lent securities, and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The Adviser will consider the creditworthiness of the borrower, among other things, in making decisions with respect to lending securities, subject to the oversight of the Board of Trustees. At present time, the SEC does not object if any investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if the Fund has knowledge that a material event will occur affecting securities on loan, and with respect to which the holder of securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. The Fund bears the risk that there may be a delay in the return of the securities, which may impair the Fund’s ability to vote on such a matter. The Fund may include, as part of its total assets, the assets that it receives as collateral for loans of its portfolio securities, for purposes of determining compliance with the requirement that a mutual fund should not have on loan at any given time securities representing more than one-third of its total asset value.

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These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. The Fund may also lose money if it incurs losses on the reinvestment of cash collateral.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may typically also call such loans in order to sell the securities involved.

Managed Portfolio Risk

The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Money Market Instruments/Securities

The Fund may hold money market instruments, including commercial paper, bankers acceptances, certificates of deposit and other short-term debt securities. The Fund may hold money market instruments for many reasons including, (i) as part of the Adviser’s strategy in order to take advantage of investment opportunities as they arise, (ii) when the portfolio managers believe that market conditions are unfavorable for profitable investing for the Fund, (iii) when the portfolio managers are otherwise unable to locate attractive investment opportunities for the Fund, (iv) as a temporary measure in order to meet redemption requests, or (v) as a defensive measure in response to adverse market or economic conditions. During periods when the Fund maintains exposure to money market instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

Non-U.S. Securities

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging and frontier market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

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Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent the Fund purchases securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of the Fund’s assets and the Fund’s income available for distribution. The Fund’s foreign currency transactions may give rise to ordinary income or loss for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency. See “FEDERAL INCOME TAXES – Special Tax Considerations – Non-U.S. Currency Transactions.”

In addition, even though the Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, the Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging/frontier market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, may have an adverse impact on the investment performance of the Fund to the extent the Fund invests in these markets. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges, particularly in frontier markets, generally are higher than in the United States. With respect to investments in certain emerging market countries, less comprehensive legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other risks associated with investments in non-U.S. securities include the possible imposition of foreign withholding taxes on certain amounts of the Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by the Fund, the lack of extensive operating experience of eligible foreign sub-custodians, and legal limitations on the ability of the Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

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In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging or frontier market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging and frontier market countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund to the extent the Fund invests in those markets. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in the Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of the Fund are uninvested and no return is earned thereon. The inability of the Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Sub-custodians

Rules adopted under the 1940 Act permit the Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for the Fund, in which event the Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. The Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of the Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

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Options

In addition to the options on instruments and indices described in this SAI, the Fund reserves the right to purchase or sell options on other instruments and indices and those which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. If the Fund were to purchase a put option on a security, for example, it might do so in an attempt to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. If the Fund were to purchase a call option on a security, index, currency or other instrument, for example, it might do so in an attempt to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

The Fund may purchase put and call options or write “covered” put and call options on stock indices, interest rates and currencies in order to hedge against adverse market shifts or to potentially increase income or gain. In addition, the Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by the Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by the Fund is “covered” if the Fund has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

If the Fund writes a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. If the Fund writes a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

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Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and currencies. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

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Options on Stocks and Stock Indices. The Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

For example, a purchase of a call option on a stock index could be used as a hedge against an increase in prices of particular equity securities the Fund wanted ultimately to buy if the Adviser expected general stock market prices to rise. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option resulting from the increase in the index. On the other hand, a purchase of a put option on the index could be used if the Adviser expected general stock market prices to decline. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option.

Options on Currencies. The Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Other Investment Companies (excluding ETFs)

The Fund may invest in shares of other investment companies, including open-end investment companies, subject to limits prescribed by the 1940 Act. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. No adjustments will be made to the advisory fee with respect to assets of the Fund invested in such investment companies.

The Fund’s investment in other investment companies may include securities of closed-end investment companies investing in foreign securities. The Fund will invest in closed-end investment companies only in furtherance of their investment objectives. Growth in appreciation and dividends in foreign markets sometimes occurs at a faster rate than in domestic markets. The ability of the Fund to invest in closed-end investment companies that invest in foreign securities provides, indirectly, greater variety and added expertise with respect to investments in foreign markets than if the Fund invested directly in such markets. Such companies themselves, however, may have policies that are different from those of the Fund.

The Fund’s investment in other investment companies may also include shares of ETFs, which are described elsewhere in this section under the heading “Exchange-Traded Funds and Other Similar Instruments.”

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

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Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the opportunity to earn a return on temporarily available cash at relatively low market risk. When the Fund enters into a repurchase agreement, the Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund will require that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund sells portfolio securities and agree to repurchase them from the buyer at a particular date and price. The Fund will pay interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund. See “Borrowing” above.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Liquidity determinations with respect to Rule 144A securities will be made by the Board of Trustees or by the Adviser pursuant to guidelines established by the Board. The Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

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Securities Related Issuers

The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.

Short Sales

The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver a security equal in value to the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and may be obligated to pay over any accrued interest and dividends on such borrowed securities.

If the Fund sells a security short and the price of the security increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

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Small-Cap and Mid-Cap Company Risk

The Fund focuses on investments in small and mid-capitalization companies. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.

Swap Agreement Risk

The Fund may enter into equity and index swap agreements. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns earned on specific assets, such as the return on, or increase in value of, a particular dollar amount invested in a “basket” of securities representing a particular index. A swap contract may not be assigned without the consent of the counter-party, and may result in losses in the event of a default or bankruptcy of the counter-party.

Temporary Defensive Positions

The Fund may depart from its principal investment strategies to meet redemption requests in response to adverse market, economic or political conditions by taking temporary defensive positions. While in a temporary investment position, the Fund may invest some or all of its assets in cash and/or cash equivalent securities. Cash equivalent securities include, but are not limited to, obligations of the U.S. government or by its agencies or instrumentalities, money market fund shares, commercial paper, certificates of deposit and/or banker’s acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. Under such circumstances, the Fund may not achieve its investment objective.

U.S. Government Securities

The Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund’s net asset value. Under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities would generally be neither issued nor guaranteed by the U.S. Treasury.

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CMOs and MBS Derivatives

The collateralized mortgage obligation (“CMO”) and stripped mortgage-backed securities (“MBS”) markets were developed specifically to reallocate the various risks inherent in MBS across various bond classes (“tranches”). For example, CMO “companion” classes typically experience much greater average life variability than other CMO classes or MBS pass-throughs. Interest-only pass-through securities experience greater yield variability relative to changes in prepayments. “Inverse floaters” experience greater variability of returns relative to changes in interest rates. To the extent that the Fund concentrates its investments in these or other “derivative” securities, the prepayment risks, interest rate risks, and hedging risks associated with such securities will be severely magnified.

Warrants and Rights

The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Zero Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

The Fund may invest in zero coupon securities, pay-in-kind bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero coupon securities may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of the Fund’s limitation on investments in illiquid securities.

Current U.S. federal income tax law requires the holder of a zero-coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute the amount of income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “FEDERAL INCOME TAXES – Special Tax Considerations – Securities Issued or Purchased at a Discount.”

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INVESTMENT LIMITATIONS

Fundamental and Non-Fundamental Investment Restrictions

Fundamental Investment Restrictions

The following is a description of fundamental policies of the Fund that may not be changed without the vote of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as the Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board of Trustees. The percentages set forth below and the percentages set forth in the Prospectus apply at the time of the purchase of a security, except (i) with respect to fundamental investment restrictions (2) and (7), for which any such required percentages apply at all times and (ii) as otherwise required by applicable law.

The Fund may not:

(1)	Purchase securities which would cause 25% or more of the value of its net assets at the time of the purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding obligations issued or guaranteed by the U.S. government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions);
(2)	Borrow money, except to the extent permitted under the 1940 Act;
(3)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;
(4)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;
(5)	Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and it may acquire and dispose of real estate or interests in real estate acquired through the exercise of its rights as a holder of debt obligations secured by real estate or interests therein;
(6)	Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the Fund from engaging in transactions involving swaps, futures contracts, forward contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in a commodities or commodities trading business or that have a significant portion of their assets in commodities-related investments, subject to restrictions described in the Fund’s Prospectus and elsewhere in this SAI; and
(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

For the purposes of restriction (1) above, industry classifications are determined for the Fund in accordance with the industry or sub-industry classifications established by Bloomberg Sector Classification System. The Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. The use of any particular classification system is not a fundamental policy. With respect to the Fund’s investments in options, futures, swaps and other derivative transactions, industries may be determined by reference to the industry of the reference asset. The Fund may invest in securities of other investment companies or investment vehicles that may concentrate their assets in one or more industries. The Fund intends to invest only in investment companies and other investment vehicles that track the S&P 500 Index and will consider the investments of such index and investment company in determining compliance with the fundamental restriction. Although the Fund does not intend to concentrate investments in a particular industry, the Fund will be concentrated in a particular industry or group of industries only to the extent the S&P 500 Index is so concentrated.

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Restrictions (2) and (7) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the U.S. Securities and Exchange Commission (“SEC”). Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as the Fund complies with applicable regulatory requirements. See “Borrowing” above.

Non-Fundamental Investment Restrictions

In addition, it is contrary to the Fund’s present policies, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on then-current value) would then be invested in such securities. For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction. Until that position is revised, modified or rescinded, the Fund will conduct its operations in a manner consistent with this view. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year to year, as well as within a year. The Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “PORTFOLIO TRANSACTIONS AND BROKERAGE” in this SAI.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings (defined below) data for the Trust on behalf of the Fund may be disclosed to Third Parties (defined below) (which may include the public) and Service Providers (defined below). No data about the Fund’s portfolio holdings may be disclosed except in accordance with this Policy.

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Portfolio Holdings data includes, but is not limited to, the following information about the Fund: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board of Trustees of the Trust, or an officer of the Trust.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolio Holdings. These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

In order to protect the Fund from any trading practices or other use by a Third Party that could harm the Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

Only officers of the Trust and their authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, may approve the disclosure of the Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of the Trust and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the investment adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

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Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Chief Compliance Officer for the Adviser (or persons designated by such Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be either subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Beacon Investment Advisory Services, Inc. (Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
U.S. Bank, N.A. (Custodian)	Daily	None	Daily	Daily
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Trust Counsel)	As needed	None	As needed	As needed
Thompson Hine LLP (Independent Counsel)	As needed	None	As needed	As needed
Bloomberg L.P.	Monthly	30 days	Monthly	Monthly
Thomson Reuters Lipper	Monthly	30 days	Monthly	Monthly
Morningstar, Inc.	Monthly	30 days	Monthly	Monthly
FactSet Research Systems Inc.	Monthly	30 days	Monthly	Monthly

The Fund’s investment adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy. As part of this responsibility, the Fund’s investment adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

The disclosure of the Fund’s full Portfolio Holdings is required to be made quarterly on forms required to be filed with the SEC as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-PORT; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-PORT are available free of charge on the SEC’s website at www.sec.gov. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Morningstar and Lipper, at the same time that it is filed with the SEC.

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Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

§	Disclosures that are required by law;
§	Disclosures necessary for Service Providers to perform services to the Fund, provided that they are made pursuant to a written agreement between the Service Provider and the receiving party that restricts the third party’s use of the information;
§	Disclosure necessary for Rating Agencies to assess applicable fund ratings;
§	Disclosures necessary to broker-dealers or banks as a part of the normal buying, selling, shorting or other transactions in portfolio securities;
§	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants or counsel; and
§	Disclosures to the adviser of the Fund of compiled data concerning accounts managed by the adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.

When the Adviser determines that the purchase or sale of a particular security is appropriate for more than one client account, the Adviser may, but is not obligated to, aggregate client orders into one order (“Block Orders”) for execution purposes. Block trading can avoid the adverse effect on a security’s price when simultaneous separate and competing orders are placed. When aggregating orders and subsequently allocating Block Orders (purchases and sales) to individual client accounts, it is the Adviser’s policy to treat all clients fairly and to achieve an equitable distribution of aggregated orders.

When a Block Order is filled in its entirety, each participating account will receive the average share price for the order on the same business day and transaction costs shall be shared pro rata based on each client’s participation in the Block Order. If the total amount of securities bought or sold is less than the amount requested in the Block Order, the portion that is executed will be allocated pro rata between all accounts participating in the Block Order at the average price obtained, and transaction costs will be shared pro rata based on each client’s allocation in the initial block. Participating accounts that had an order for a de minimis number of shares may be allocated their full order before the remaining shares are allocated. Such allocations will be made pro rata to all participating accounts which had an order for a de minimis number of shares based on each client’s participation in the order unless the cost of such allocation is deemed excessive. In situations for which pro-rata allocations would result in excessive trading costs, the allocation will be based on simple random selection.

If the Adviser receives an order for a security at the same time as there exists an open order with a broker, the additional order may be added to the existing open order. However, any partial fills of the existing open order that occurred prior to the time of the placement of the second order with the same broker shall be allocated solely to the clients participating in the existing open order, and the unfilled portion of the existing open order will be added into the subsequent order.

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Some types of purchase or sale transactions cannot be included in Block Orders. Such trades often must be executed on an individual basis rather than aggregated with other trades. In such cases, clients may not receive as favorable executions as they might otherwise receive from Block Orders. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

The Adviser places orders for the purchase and sale of portfolio securities for the Fund through several brokers or dealers. The Adviser’s general policy is to use its best efforts to seek to obtain best execution for all client portfolio transactions, taking into account a variety of factors such as: (i) the security price; (ii) the commission rate; (iii) the size and difficulty of the order and timing of the transaction; (iv) the broker-dealer’s execution capability, which includes the broker-dealer’s relative ability to execute an order at the best available price, as well as the speed, quality, overall cost and certainty of execution; (v) the broker-dealer’s responsiveness and financial responsibility, which includes the broker-dealer’s creditworthiness and other factors that may impact the Adviser’s confidence in the broker-dealer’s stability; (vi) any conflicts of interest associated with using a broker-dealer; (vii) confidentiality provided by the broker-dealer; (viii) other factors, such as, the broker-dealer’s integrity and quality of communication, the adequacy of information provided by the broker-dealer, the ability of the broker-dealer to provide ad hoc information or services, and the ability of the broker-dealer to handle client directed brokerage arrangements; and (ix) research capabilities of the broker-dealer. It is not the Adviser’s policy to seek the lowest available commission rate where it believes that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution. The Adviser cannot assure that best execution will be achieved for the Fund transaction. The Adviser maintains a list of approved broker-dealers it will use to place Fund and other client trades for execution. The Adviser will periodically reevaluate these broker-dealers to confirm that they meet the Adviser’s criteria and standards, including that they provide trade execution services that the Adviser views as satisfactory. Upon reevaluation, the Adviser may add or remove broker-dealers to or from the list of approved broker-dealers. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

Subject to the Adviser’s policy of seeking best execution for transactions, and subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may place trades with a broker-dealer that provides brokerage and research services. The Adviser may have an incentive to select or recommend a broker based on its interest in receiving research or other products or services, rather than its interest in receiving the most favorable execution for the Fund. However, in selecting a broker for research, the Adviser makes a good faith determination that the amount of commission charged is reasonable in relation to the value of the brokerage and/or research received. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the accounts over which it exercises investment discretion. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, brokerage and research products and services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients. Subject to Section 28(e) of the 1934 Act, the Adviser may pay a broker additional commission in recognition of the value of the brokerage and/or research services provided by that broker. When the Adviser uses Fund brokerage commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for the research, products or services. The advisory fees paid by the Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear.

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The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards. As of the date hereof, the Adviser does not have any affiliated broker-dealer.

The following table lists the total amount of brokerage commissions paid by the Fund for the fiscal year noted:

	For the Fiscal Year Ended September 30, 2025	For the Fiscal Year Ended September 30, 2024	For the Fiscal Year Ended September 30, 2023
Beacon Planned Return Strategy Fund	$138,501	$103,685	$108,957

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

The Beacon Planned Return Strategy Fund has one share class, the Institutional Class.

The assets received by a class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of a class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and the Trust. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Board of Trustees in such manner as they determine to be fair and reasonable.

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Purchase of Shares

Institutional Class shares do not charge an initial sales load.

Institutional Class shares are typically offered only through certain types of financial intermediaries and to certain institutional investors. Institutional Class shares are offered directly, via the Fund’s transfer agents, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors). Such intermediaries may require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

The minimum investments in the Fund are set forth in the Prospectus.

Subsequent investments may be made at any time by mailing a check to the Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third-party check.

Shares of the Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for the Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 1-844-894-9222 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If the Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern Time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of the Fund’s shares and the valuation of Fund assets are discussed below in “NET ASSET VALUE.”

Redemption of Shares

If the Board of Trustees determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value (“NAV”) of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption. Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

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Redemption Procedures. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

Redemption Fees. If you sell or exchange your shares of the Fund after holding them 60 calendar days or less, a 2.00% redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

Redemption requests for shares recently purchased by check will be accepted only after the Fund has confirmed receipt of payment for the shares, which may take up to 10 days.

Note: Under the 1940 Act, the Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or (iv) as otherwise permitted by the SEC or other regulatory authority. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Shareholder Services Plan

The Fund has adopted a non-Rule 12b-1 shareholder services plan (a “Services Plan”) for Institutional Class shares which authorize the Fund to compensate select financial intermediaries and Fund affiliates an aggregate fee in an amount not to annually exceed 0.15% of the average daily net asset value of the Institutional Class shares of the Fund attributable to, or held in the name of, the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. The Service Plan fee is compensation for providing, some or all of the following services: (i) establishing and maintaining Fund shareholder accounts, (ii) aggregating, processing and transmitting Fund shareholder orders and instructions regarding accounts, (iii) processing dividend and other distribution payments from the Fund on behalf of shareholders, (iv) preparing reports or forms on behalf of shareholders, (v) forwarding communications from the Fund to shareholders, and (vi) providing such other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution related services or activities. Any amount of the Services Plan fees not paid during the Fund’s fiscal year for such services may be reimbursed to the applicable Fund.

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TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Trust’s Board of Trustees. The Board approves all significant agreements between/among the Fund and the persons or companies that furnish services to the Fund, including agreements with the Fund’s distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Adviser and the Fund’s administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

Independent Trustees

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	8	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).

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Merrillyn J. Kosier, Birth year: 1959	Trustee	Ms. Kosier was appointed to the Board on November 17, 2021.	Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R. J. O’Brien & Associates (1982 - 1984). Most recently, Ms. Kosier joined the board of Miami Corporation Management, a multi-generation family office and family holding company (June 2023 - present). She is also Board and CEO Advisor to Bridgeway Capital Management, a U.S. asset manager specializing in statistically driven institutional investment strategies, mutual funds, and sub-advisory services (December 2023 - present).	8	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 - present).
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	8	Mr. Seese is a Director of the Alpha Alternative Assets Fund (September 2021 to Present), The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

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Officers

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas Foss, Birth Year: 1977	President	President Since August 2022 Chief Compliance Officer from January 2018 -August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Director, Fund Compliance & Governance at SS&C ALPS. Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of Sound Point Meridian Capital, Inc; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jill McFate Birth year: 1978	Treasurer	Since December 2021	Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.
Theodore J. Uhl, Birth Year: 1974	Chief Compliance and Anti-Money Laundering Officer	Since August 2024	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also Chief Compliance Officer of Financial Investors Trust, GraniteShares ETF Trust, Accordant ODCE Index Fund, Axonic Funds, and the SS&C Interval Fund Platform.
Camilla Nwokonko, Birth year: 1995	Secretary	Since October 2024	Ms. Nwokonko specializes in legal and regulatory matters in investment management, including regulatory compliance, corporate governance, and issues related to both registered and private funds. She holds a Juris Doctor from Marquette University Law School and a Bachelor of Science in Economics from Texas A&M University, providing her with a solid academic foundation. Prior to her current role, she gained valuable experience as an Associate Attorney at U.S. Bank Global Fund services—a global fund administrator, where she navigated complex regulatory frameworks. Ms. Nwokonko has also obtained experience through internships and roles at Northwestern Mutual and Oracle Corporation.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 8 series of the Trust.

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Ward D. Armstrong - Through his experience as a senior officer of and board member of financial and other organizations, Mr. Armstrong contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience. Additional information regarding Mr. Armstrong’s principal occupations and other directorships held is presented in the chart above. Mr. Armstrong received a B.S. in Business Administration (Finance Emphasis) from the University of Minnesota, Carlson School of Management.

Merrillyn J. Kosier - Through her experience as a senior officer and trustee in the investment management industry, Ms. Kosier contributes her management and oversight experience to the Board. The Board also benefits from her experience as a board member of other organizations. She was selected to serve as a Trustee of the Trust based on her business acumen, regulatory and 40 Act funds knowledge, distribution and marketing/communications experience in the financial services arena. Additional information regarding Ms. Kosier’s principal occupations and other directorships held is presented in the chart above. Ms. Kosier is a graduate of Andrews University and earned an MBA from Loyola University Chicago.

Patrick Seese - Through his experience as a senior officer of and board member of financial and other organizations, Mr. Seese contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other organizations. He was selected to serve as a Trustee of the Trust based on his business, financial services and accounting experience. Additional information regarding Mr. Seese’s principal occupations and other directorships held is presented in the chart above. Mr. Seese is a graduate of the University of Colorado and earned an MBA from The University of Chicago Booth School of Business. He is one of the founders of The Mile High Five Foundation (MH5), a charity dedicated to fund youth/health-related organizations.

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None of the Independent Trustees own securities in Beacon Investment Advisory Services, Inc. the Fund’s investment adviser, or ALPS Distributors, Inc., the Fund’s principal underwriter, nor do they own securities in any entity directly controlling, controlled by, or under common control with these entities.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees.  The Trust has engaged the Adviser to manage the Fund on a day-to day basis.  The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust.  The Board is currently composed of three members, all of whom are Independent Trustees.  The Board meets at regularly scheduled quarterly meetings each year.  In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Ward D. Armstrong, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These include the Trust’s series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by the fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer to oversee the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and their principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526.  The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter.  The Audit Committee members, each of whom are Independent Trustees, are:  Ward D. Armstrong, Merrillyn J. Kosier, and Patrick Seese.  The Audit Committee met three times during the fiscal year ended September 30, 2025.

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Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust.  The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard.  The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust.  Members of the Nominating and Corporate Governance Committee are:  Ward D. Armstrong, Merrillyn J. Kosier, and Patrick Seese.  The Nominating and Corporate Governance Committee of the Board met one time during the fiscal year ended September 30, 2025.

Independent Trustee Retirement Policy. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Independent Trustee Retirement Policy (“Retirement Policy”), Independent Trustees are required to retire upon the end of the calendar year in which such Trustee attains age of 80. The Trustees review the Fund’s Retirement Policy from time to time and may make changes as deemed appropriate.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS Series Trust, c/o Secretary, 1290 Broadway, Suite 1000, Denver, Colorado, 80203.

As of December 31, 2025, the dollar range of equity securities in the Fund beneficially owned by Trustees were as follows:

Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Ward Armstrong	None	None
Merrillyn J. Kosier	None	None
Patrick Seese	None	None

*	The Fund Complex consists of 8 series of the Trust.

Remuneration of Trustees. As of September 30, 2025, the Trustees of the Trust receive a quarterly retainer of $16,250, plus $5,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,875 and the Independent Chair receives a quarterly retainer of $4,250. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

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For the fiscal period ended September 30, 2025, the Trustees received the following compensation:

Trustees	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
Ward D. Armstrong	$102,000	$0	$0	$102,000
J. Wayne Hutchens**	$85,000	$0	$0	$85,000
Merrillyn J. Kosier	$85,000	$0	$0	$85,000
Patrick Seese	$92,500	$0	$0	$92,500

*	The Fund Complex currently consists of 8 series of the Trust.
**	J. Wayne Hutchens resigned as a Trustee of the Trust effective after the close of business on November 20, 2025.

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGER

Beacon Investment Advisory Services, Inc. (the “Adviser”), subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund’s portfolio.

The Adviser is a full service financial services firm, offering investment management, financial planning, tax advisory, trust & estate, and private banking services to individuals and institutions. As of September 30, 2025, the Adviser had approximately $4.2 billion in assets under management.

The Adviser’s principal address is 163 Madison Avenue, Suite 600, Morristown, NJ 07960.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee as set out below based on the Fund’s average daily net assets.

Fund	Management Fee
Beacon Planned Return Strategy Fund	1.00%

The management fee is paid on a monthly basis. The initial term of the Advisory Agreement was two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Fund may terminate the Advisory Agreement upon thirty (30) days’ written notice and the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

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The Adviser has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses (excluding Rule 12b-1 Fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate, as set out below, of such Fund’s average daily net assets.

Fund	Contractual Fee Waiver
Beacon Planned Return Strategy Fund	1.40%

This agreement is in effect through at least January 31, 2026, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, this Agreement may only be amended or terminated with the approval of the Board of Trustees of the Trust. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced.

The table below shows the management fees for Beacon Investment Advisory Services, Inc. for the fiscal year indicated below:

	For the Fiscal Year Ended September 30, 2025	For the Fiscal Year Ended September 30, 2024	For the Fiscal Year Ended September 30, 2023
Beacon Planned Return Strategy Fund
Gross Advisory Fees	$3,361,036	$3,685,434	$3,380,917
Waiver of Advisory Fees	$0	$0	$0
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$3,361,036	$3,685,434	$3,380,917

DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Trust on behalf of the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

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ADMINISTRATOR

The Trust on behalf of the Fund currently employs ALPS Fund Services, Inc. (an affiliate of the Distributor) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Fund.

The table below shows the administrative fees earned by ALPS for the fiscal year indicated below:

	For the Fiscal Year Ended September 30, 2025	For the Fiscal Year Ended September 30, 2024	For the Fiscal Year Ended September 30, 2023
Beacon Planned Return Strategy Fund	$381,244	$348,627	$322,886

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B are the Trust’s and the Adviser’s Proxy Voting Policies and Procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. Appendix B provides a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, Appendix B does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the Trust’s and the Adviser’s Proxy Voting Policies and Procedures. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. Information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (i) upon request, by calling 1-844-894-9222 and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Fund and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of a class of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.

A shareholder who owns beneficially 25% or more of the outstanding securities of the Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

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As of December 31, 2025, the following shareholders owned 5% or more of the outstanding shares of the Fund as listed below:

Fund	Class	Shareholder Name	Address	Percentage of Interest	Type of Ownership

Fund	Class	Shareholder Name	Address	Percentage of Interest	Type of Ownership
Beacon Planned Return Strategy Fund	Institutional	CHARLES SCHWAB & CO., INC.	ATTN MUTUAL FUNDS, 211 MAIN ST, SAN FRANCISCO, CA 94105	84.99%	Dealer
Beacon Planned Return Strategy Fund	Institutional	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST, MAIL ZONE ZE7F, BOSTON, MA 02109	14.99%	Dealer

As of December 31, 2025 the officers and Trustees of the Trust owned less than 1% of any class of the outstanding shares of the Fund.

EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pay for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGER

The following sections set forth certain additional information with respect to the portfolio manager for the Fund. Unless noted otherwise, all information is provided as of September 30, 2025.

Other Accounts Managed by Portfolio Manager

The table below identifies as of September 30, 2025, the number of accounts (other than the Fund with respect to which information is provided) for which the Fund’s portfolio manager has day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
John Longo, Ph.D.	0	$0	0	$0	2936	$3,900
Christopher Shagawat	0	$0	0	$0	2936	$3,900

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Portfolio Manager Compensation

The compensation plan of the portfolio manager includes a fixed annual salary, a bonus plan and equity ownership of parent company. The plan does not vary for any fund employee and is not based on performance of the Fund.

Potential Conflicts of Interest with Other Accounts

Potential conflicts of interest may arise when a fund’s portfolio managers have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to mitigate various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser’s Code of Ethics requires employees to place the Adviser’s clients’ interests ahead of the employee’s own interests. The Adviser has also adopted trade allocation procedures that are designed to facilitate the allocation of investment opportunities among multiple client accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

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Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of September 30, 2025.

Portfolio Manager	Dollar Range of Ownership of Securities
Beacon Planned Return Strategy Fund
John Longo, Ph.D.	None
Christopher Shagawat	None

NET ASSET VALUE

The following is a description of the procedures used by the Fund in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of the Fund is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges for which market quotations are available are valued at the official closing price. If there is no official closing price, the valuation designee values the securities at the mean of the last bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by the valuation designee. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the valuation designee, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the valuation designee. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.

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FEDERAL INCOME TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, possibly with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Fund may vary depending upon the shareholder’s particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (i.e., entities classified as corporations for U.S. tax purposes that are organized under the laws of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

Except as noted otherwise, discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt entities, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, and traders in securities that elect to mark-to-market their securities holdings, (vi) shareholders holding shares as part of a hedge, straddle or conversion transaction, (vii) shareholders who are subject to either the U.S. federal alternative minimum tax or the U.S. federal corporate minimum tax, (viii) insurance companies, and (ix) shareholders that are pass-through entities.

If a pass-through entity (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of an owner in the pass-through entity will generally depend upon the status of the owner and the activities of the pass-through entity. Owners of pass-through entities that are considering the purchase of shares of the Fund should consult their tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Fund have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

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General Policies

In general, it is the policy of the Fund to distribute annually to shareholders as “ordinary income dividends” substantially all of their investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses). It is the policy of all of the Fund to distribute annually the excess of net long-term capital gains over net short-term capital losses, if any, after offsetting any capital loss carryovers, as “capital gain dividends.”

Ordinary income dividends and capital gain distributions are payable as of the close of the Exchange on the record date for each dividend or distribution. Shareholders may elect to re-invest their ordinary income dividends or capital gain distributions, or both. The election may be made at any time by submitting a written request directly to the Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. The Fund also intends to be treated as a separate entity for federal income tax purposes. The provisions of the Code applicable to regulated investment companies generally are expected to apply separately to the Fund even though the Fund is a series of the Trust. Furthermore, the Fund will separately determine its income, gain, losses and expenses for federal income tax purposes. This discussion assumes that the Fund will qualify under Subchapter M of the Code as a regulated investment company and will satisfy distribution requirements for taxation as a regulated investment company (as described below), although there can be no assurance that these assumptions will be correct.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships”; (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which the Fund may invest in some investments.

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With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such currency gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to Treasury Regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, the Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying the Fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income or in some cases qualified dividend income. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions, which may be taxed to shareholders as either ordinary income or qualified dividend income. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is, any net long-term capital gains in excess of net short-term capital losses) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. The Fund generally intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryforwards, in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-back dividends”). Spill-back dividends are taxed to shareholders in the year in which they are received.

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If the Fund retains any net capital gain, the Fund will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by the Fund in a taxable year may be carried forward to future taxable years indefinitely until they can be used to offset capital gains.

The Fund may be limited under Code Section 382 in its ability to offset its taxable income by capital loss carryforwards and net unrealized built-in losses after an “ownership change” of the Fund. The term “net unrealized built-in loss” refers to the excess, if any, of the Fund’s aggregate adjusted basis in its assets immediately before an ownership change, over the fair market value of such assets at such time, subject to a de minimis rule. The Fund would experience an ownership change under Code Section 382 if and when 5-percent shareholders of the Fund increase their ownership by more than 50 percentage points in the aggregate over their respective lowest percentage ownership of the Fund’s shares in a 3-year period. Under Code Section 382, if the Fund experiences an ownership change, the Fund may use its pre-change tax capital loss carryforwards and net unrealized built-in losses in a year after the ownership change generally only up to the product of the fair market value of the Fund’s equity immediately before the ownership change and a certain interest rate published monthly by the U.S. Treasury known as the applicable long-term tax-exempt rate. The foregoing limitation on the use of net unrealized built-in losses only applies for a period of five years after the ownership change, while the foregoing limitation on the use of pre-ownership change capital loss carryforwards lasts indefinitely.

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, distributions of amounts of capital gains offset by carried-forward capital losses are generally treated as return of capital distributions to shareholders. The Fund cannot carry back or carry forward any net operating losses.

The Fund may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

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If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year (taking into account certain deferrals and elections) and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.

The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Fund).

Equalization Accounting

The Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, the Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow the Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders. However, the IRS has not expressly authorized the particular equalization methods that the Fund may use, and the Fund’s use of an equalization method may be subject to IRS scrutiny. If the IRS determines that the Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for the Fund that is a personal holding company for federal income tax purposes.

Personal Holding Company

If the Fund is a “personal holding company” and fails to distribute (or to be treated as distributing) all of its investment company taxable income, the Fund may be subject to a 20% nondeductible tax on its “undistributed personal holding company income.” The Fund would generally be a personal holding company for a taxable year if five or fewer individuals own more than 50% of its outstanding shares at any time in the last half of the taxable year. The term “individual” for this purpose includes private foundations and certain trusts. The Fund does not expect to be subject to the tax on undistributed personal holding company income, although there can be no assurance that this will never occur.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned the shareholder’s shares. Generally, distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income.

The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain (assuming certain holding period requirements are satisfied), which (for this purpose) is 20%, in addition to the 3.8% Medicare tax discussed below. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund (with respect to the dividend paying corporation’s stock) and its shareholders (with respect to the Fund’s shares).

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If 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they satisfy certain holding period requirements with respect to their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported as such in a timely manner will be so treated in the hands of individual shareholders. Portions of the Fund’s distributions may be derived from qualified dividend income.

Distributions of earnings and gains to shareholders are taxable even if such distributions are paid from income or gains earned by the Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, reported by the Fund as “exempt-interest dividends,” a designation which the Fund generally does not expect to make). Any gain resulting from the sale or redemption of Fund shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

An additional 3.8% Medicare tax will be imposed on certain net investment of U.S. individuals, estates and certain trusts, to the extent that such person’s gross income, as adjusted, exceeds a threshold amount. Net investment income for this purpose includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income includes dividend income and capital gain distributions received with respect to shares of the Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

Dividends received by corporate shareholders that are reported by the Fund in a written statement furnished to shareholders may qualify for the 50% dividends received deduction with respect to qualifying dividends received by the Fund from domestic corporations and with respect to that portion (if any) of interest paid or accrued on certain high yield discount obligations owned by the Fund that is treated as dividends, so long as (in either case) certain holding period requirements are met.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by the Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met, and may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Section 163(j) of the Code generally limits the deductibility of business interest to the sum of the taxpayer’s business interest income and 30% of its adjusted taxable income. Certain small businesses are exempt from such limitations. If the Fund, as a regulated investment company, earns business interest income, the Fund would be permitted to pay Code Section 163(j) interest dividends to its shareholders. A shareholder that receives a Code Section 163(j) interest dividend from the Fund generally may treat the dividend as interest income for purposes of Code Section 163(j) if certain holding period requirements are met. Generally, the shareholder must have held the fund shares for more than 180 days during the 361-day window beginning 180 days before the ex-dividend date, and the shareholder must not be obligated (under a short sale or otherwise) to make related payments with respect to substantially similar or related property.

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If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in the shareholder’s shares, and thereafter as capital gain. A return of capital is generally not taxable, but it reduces a shareholder’s basis in the shareholder’s shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss equal to the difference between the amount received for the shares (or deemed received in the case of an exchange of shares issued by different Fund) and the shareholder’s tax basis in the shares. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, such gain or loss will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the same Fund or other substantially identical securities are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Fund.

Non-U.S. Taxes

Investments in non-U.S. securities may cause the Fund to be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons (including U.S. corporations) to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If the Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by the Fund would also be subject to certain holding period and other limitations imposed by the Code.

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If the Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Fund does not anticipate that they will be eligible for the elections discussed in this section.

Options and Other Financial Products

The Fund’s investments in derivatives including options, hedging transactions, future contracts, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, result in the recognition of short-term capital gain, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could affect the amount, timing and character of distributions to Fund shareholders.

The Fund may purchase and sell put and call options. In general, option premiums received by the Fund are not immediately included in the income of the Fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the Fund transfers or otherwise terminates the option (e.g., through a closing transaction). If a call option written by the Fund is exercised and the Fund sells or delivers the underlying stock, the Fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the Fund minus (b) the Fund’s basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by the Fund pursuant to the exercise of a put option written by it, the Fund generally will subtract the premium received for purposes of computing its cost basis in the securities purchased. Gain or loss arising in respect of a termination of the Fund’s obligation under an option other than through the exercise of the option will be short-term gain or loss depending on whether the premium income received by the Fund is greater or less than the amount paid by the Fund (if any) in terminating the transaction. Thus, for example, if an option written by the Fund expires unexercised, the Fund generally will recognize short-term gain equal to the premium received. Gain on the sale of a put or call option that is purchased by the Fund generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss will be a capital loss and will be long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, will be added to the basis of the purchased security and in the case of a put option, will reduce the amount realized on the underlying security in determining gain or loss.

The sale by the Fund of a covered call option may result in the suspension of the fund’s holding period in the underlying security unless the call option is a “qualified covered call option”. Suspension of the holding period may result in short-term capital gains, taxable to fund shareholders at ordinary income rates, when the holder exercises the option, and may disqualify dividends issued on the underlying securities from being taxed to individual shareholders of the fund and other non-corporate shareholders as qualified dividends at rates applicable to long-term capital gains. A qualified covered call option is a covered call option that has a term of more than 30 days when issued, is not deeply in the money (as defined) when issued and satisfies certain other conditions.

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. Losses realized by the Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

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The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute part of “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain hedging activities may cause a dividend that would be subject to the lower tax rate applicable to “qualified dividends” in the hands of non-corporate taxpayers to instead be taxed at the tax rate applicable to ordinary income. In addition, certain of the Fund’s hedging activities including its transactions in options and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Rules governing the tax aspects of notional principal contracts in which the Fund may invest are not clear in various respects. As a result, the IRS could challenge the Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of the Fund as a regulated investment company.

Some of the Fund’s investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or losses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”). Section 1256 contracts held by the Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

The qualifying income and diversification requirements applicable to the Fund’s assets may limit the extent to which the Fund will be able to engage in transactions in options, futures contracts, forward contracts, swap agreements, and other derivative instruments. The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain foreign currency contracts may be subject to Code Section 1256, with the result that such contracts generally must be “marked to market” annually, and gains and losses with respect to such contracts would generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. See “Options and Other Financial Products”, above. Certain of the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

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Passive Foreign Investment Companies

The Fund may own shares in foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund may elect to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years.

If the Fund makes the mark-to-market election, the Fund could potentially mitigate certain adverse tax consequences from owning shares in a PFIC, but in any particular year may be required to recognize ordinary income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy distribution requirements and to avoid imposition of the excise tax described above.

Alternatively, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund must include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Amounts included in income under a QEF election will be qualifying income for a regulated investment company if such earnings are (i) distributed in the taxable year in which they are included; or (ii) derived with respect to the Fund’s business of investing in stock, securities, or currencies. In order to make a QEF election, the Fund must obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividend are not eligible to be treated as qualified dividend income.

If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election or a QEF election, the Fund may be subject to U.S. federal income tax and an interest charge on distributions with respect to such shares, or gain from the disposition of such shares, under punitive tax rules that apply to so-called “excess distributions” from PFICs, even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Controlled Foreign Corporations

The Fund may invest in entities classified as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned, directly or constructively, by U.S. persons each of whom own, directly or constructively, 10% or more of the stock of a foreign corporation by vote or by value (“U.S. shareholders”). If the Fund is a U.S. shareholder with respect to a CFC, the Fund generally must annually include in income its allocable share of the CFC’s (i) “subpart F income” and (ii) net CFC tested income”, both as defined by the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Amounts included in gross income by the Fund as subpart F income of a CFC are qualifying income for a regulated investment company under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Net CFC tested income included in gross income is treated in the same manner as subpart F income for various purposes of the Code except as provided in future rules issued by the Treasury Department.

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Securities Issued or Purchased at a Discount

The Fund may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Under long-standing tax rules, a taxpayer that acquires an obligation with original issue discount generally must include the original issue discount in income on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations owned by the Fund that have original issue discount may include investments in payment-in-kind securities, and certain other obligations. Obligations with original issue discount owned by the Fund will give rise to income that the Fund will be required to distribute even though the Fund does not receive an interest payment in cash on the obligation during the year and may never receive such payment. In order to generate sufficient cash to make the required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such sales. If the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

Real Estate Investment Trusts

The Fund’s investments in equity securities of a real estate investment trust (“REIT”), if any, may result in such Fund’s receipt of cash in excess of the REIT’s earnings. If The Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

If the Fund invests in equity securities of a REIT, the Fund may be eligible to pay “section 199A dividends” to its shareholders with respect to certain dividends received by it from its investment in REITs. Section 199A dividends are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

High-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by the Fund if it invests in such securities in order to seek to ensure that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

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Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who (i) fails to properly furnish the Fund with a correct taxpayer identification number (TIN), (ii) is identified by the IRS as otherwise subject to backup withholding, or (iii) fails to certify to the Fund that the shareholder is a U.S. person who is not subject to such withholding. The backup withholding tax rate is currently 24%.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that the shareholder has failed to report interest or dividends may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Fund (or their administrative agents) must report to the IRS and furnish to fund shareholders cost basis and holding period information for fund shares purchased on or after January 1, 2012 (“covered shares”), when such shares are subsequently redeemed, exchanged or otherwise sold and whether these shares had a short-term or long-term holding period. The Fund must report the gross proceeds from the sale of all Fund shares (whether or not they are covered shares).

Fund shareholders may elect from among several IRS-accepted cost basis methods to calculate the cost basis of their covered shares. In the absence of such an election, the Fund will use its default cost basis method. Once the Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares, unless the shareholder revokes or changes the standing election. The cost basis method elected or applied may generally not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Reportable Transactions

If an individual shareholder recognizes a loss with respect to Fund shares of $2 million or more, or a corporate shareholder recognizes a loss of $10 million or more, in any single taxable year (or twice such amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under Treasury Regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper.

Withholding on Shares Held Through Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), special withholding rules apply when U.S. persons hold investments in the Fund through foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”). FFIs and NFFEs that are shareholders of the Fund may be subject to a 30% withholding tax on certain distributions paid by the Fund. The FATCA withholding tax generally may be avoided on payments to an: (a) FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and satisfies certain withholding requirements, and (b) NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury Regulations.

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An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

A NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Shares held through such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury Regulations, IGAs, and other guidance regarding FATCA.

An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The certification requirements imposed by FATCA are in addition to the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules not described in this discussion apply to investments through defined contribution plans and other tax-qualified plans, as well as investments by tax-exempt entities. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans or by such entities and the precise effect that investment in the Fund would have on their particular tax situations.

A type of savings account called “Trump Accounts” were introduced into the Code in 2025 as a type of individual retirement account for children.  Until the beginning of the first calendar year in which the account beneficiary attains the age of 18, a Trump Account can invest only in “eligible investments” which include only investments in mutual funds or exchange traded funds that track the returns of certain types of equity indexes.  The Fund does not expect to qualify as an eligible investment for Trump accounts and investors will not be eligible to invest a Trump Account in the Fund before the first calendar year in which the account beneficiary reaches the age of 18.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty and the potential applicability of the U.S. estate tax).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative actions.

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DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on January 12, 2012 and consists of multiple separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or series. When certain matters affect one fund but not another, the shareholders vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approvals of Investment Advisory Contracts are matters to be determined separately by the fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of the Fund represents an equal proportional interest in the fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

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Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUND

Custodian. U.S. Bank, N.A., located at 777 E. Wisconsin Ave. Milwaukee, WI 53202, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund. Sub-custodians provide custodial services for any foreign assets held outside of the United States.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Fund; (ii) make dividend and other distributions to shareholders of the Fund; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust on behalf of the Fund an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of the Distributor.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Trust. Its services include auditing the Fund's financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Trust and is located at 3400 Walnut Street, Suite 700, Denver, Colorado 80205. Thompson Hine LLP serves as counsel to the Independent Trustees and is located at 41 South High Street, Columbus, Ohio 43215.

PERFORMANCE INFORMATION

Yield and Total Return. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

The Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

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At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended September 30, 2025, and the report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, are incorporated herein by reference to the Fund’s Annual Report for the fiscal year ended September 30, 2025. The Annual Report is available at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

A-2

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment; capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

A-3

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-4

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-5

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc.

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations, security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

A-6

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

A-7

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

●	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

●	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

A-8

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

A-9

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

A-10

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

A-11

APPENDIX B

ALPS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, the Fund has, subject to the oversight of the Trust’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Funds, subject to the exceptions described below; and (2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund CCO shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Funds.

General

The Trust and the Funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

Delegation to the Adviser

The Trust believes that the Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1)     to make the proxy voting decisions for the Funds, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

(2)     to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Funds. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

B-1

Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

B-2

BEACON INVESTMENT ADVISORY SERVICES, INC.

PROXY VOTING/CLASS ACTION LITIGATION POLICY

Adviser’s Proxy Voting Policy. The Adviser follows the policies and procedures described below to vote proxies relating to portfolio securities held in the Funds. The Adviser recognizes its fiduciary responsibility to vote proxies solely in the Fund’s best interests. The Adviser has adopted a Proxy Voting Policy as a means reasonably designed to ensure that the Adviser votes any shares owned by its clients that have delegated discretionary proxy voting authority to the Adviser prudently and solely in the best interest of the clients considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

The Adviser has retained Proxy Trust the (“Proxy Agent”) to provide proxy voting agent services. The Proxy Agent is responsible for ensuring that all proxy ballots received for securities held in the Fund’s portfolios are submitted in a timely manner. As part of its arrangement with the Proxy Agent, the Adviser utilizes Institutional Shareholder Services Inc. (the “Proxy Research Firm”), a third party research provider, to provide a recommendation as to how to vote on each issue based on the individual facts and circumstances of the proxy issue and the Proxy Research Firm’s application of its research findings to its Proxy Voting Principles and Guidelines.

Absent a determination to override the recommendation of the Proxy Research Firm or the Fund’s directive to vote proxies in a certain manner, Fund proxies will be voted in accordance with the applicable Proxy Research Firm guidelines and recommendations pertaining to the Fund. In certain instances, the Adviser has determined that the nature of the issues raised by the proxy proposal together with the costs of reviewing the Proxy Research Firm’s recommendations with respect to a particular security and the limited influence that the aggregate vote of the Adviser is likely to have on the outcome of the vote outweigh the potential benefits to clients from the Adviser’s review of the Proxy Research Firm’s advice and recommendations. In such instances, the Adviser follows the applicable recommendation of the Proxy Research Firm in voting the proxy. In all other circumstances, the Adviser reviews the applicable Proxy Research Firm recommendation and determines if it agrees that the recommendation is in the best interests of the Fund. If the Adviser agrees, the shares are voted according to the Proxy Research Firm recommendation. If the Adviser disagrees, the Adviser will document the rationale used to reach its conclusion. On occasion, the Adviser has discretionary voting authority to vote on a proposal for which the Proxy Research Firm does not provide a recommendation. In such circumstances, the Adviser will review the proposals and make a determination as to how to vote the proxy.

Conflicts of interest between the Adviser or a principal of the Adviser and the Funds with respect to a proxy issue conceivably may arise, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of shares subject to the voting discretion of the Adviser. If the Adviser determines that a material conflict of interest exists: (i) the Adviser may disclose the existence and nature of the conflict to the Fund(s) owning the shares and seek direction on how to vote the proxies; (2) the Adviser may abstain from voting, particularly if there are conflicting client interests; or (3) the Adviser may follow the applicable Proxy Research Firm recommendation in voting the proxies.

The Adviser may choose not to vote a proxy if a jurisdiction whose laws or regulations govern the voting of proxies with respect to the portfolio holding impose share blocking restrictions which prevent the Adviser from exercising its voting authority. Administrative matters beyond the Adviser’s control may at times prevent the Adviser from voting proxies.

B-3

PROSPECTUS

DATED February 1, 2026

ALPS Series Trust

Brigade High Income Fund

Founders Class (BHIMX)
Institutional Class (BHIIX)

As with all mutual funds, the Securities and Exchange Commission (the “SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Brigade High Income Fund

SUMMARY SECTION

BRIGADE HIGH INCOME FUND (THE “FUND”)

Investment Objective

The Fund’s investment objective is current income, with capital appreciation as a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees (fees paid directly from your investment)
	Founders	Institutional
Maximum sales charge (Load) imposed on purchases (as a percentage of offering price)	None	None
Maximum deferred sales charge (Load)	None	None
Redemption Fee (as a % of amount redeemed within 60 days of purchase)	1.00%	1.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%
Total Other Expenses(1)	0.16%	0.16%
Acquired Fund Fees and Expenses	0.01%	0.01%
Total Annual Fund Operating Expenses	0.67%	0.67%
Fee Waiver and Expense Reimbursement	(0.14)(2)(3)%	(0.14)(2)(3)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.53%	0.53%

(1)	Other expenses are based on estimated amounts.

(2)

With respect to the Founders Class and Institutional Class of the Fund, Brigade Capital Management, LP (the “Adviser”) has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, shareholder servicing fees, brokerage expenses, interest expenses, taxes and extraordinary expenses) of the Fund to an annual rate of 0.52% of the Fund’s average daily net assets for each class.

(3)

This agreement is in effect through at least January 31, 2027, and will automatically continue upon annual approval by the Board of Trustees for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Founders Class	$54	$200	$359	$821
Institutional Class	$54	$200	$359	$821

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. For the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to outperform its primary and secondary benchmarks, before expenses, the ICE BofA US High Yield Constrained Index (primary benchmark) and a blend of 60% ICE BofA U.S High Yield Constrained Index/40% Credit Suisse Leveraged Loan Index (secondary benchmark), while providing a similar level of volatility over the entire market cycle.

The Fund seeks to achieve its objective by investing in a diversified portfolio of high yield corporate bonds and loans, as well as through opportunistic investments amongst various sub-strategies within corporate credit. The Fund’s strategy will be executed by employing a bottom-up, fundamental research-based process implemented to seek to balance risk and reward, utilizing portfolio rotation as the credit cycle evolves.

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The Adviser will invest in corporate credit instruments throughout the entire credit cycle in an effort to create a balanced, diversified portfolio. Types of corporate credit investments in which the Fund invests include high yield bonds and leveraged loans (including debtor-in-possession (“DIP”), distressed debt, covenant-lite loans, secured and unsecured assignments of or participations in loans, accounts and notes payable, private claims, financial instruments, collateral on financial instruments and investments in companies involved in (or the target of) acquisition attempts or tender offers or companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions), investment grade corporate debt, convertibles and collateralized loan and bond obligations, foreign debt securities, and mezzanine securities.

The Fund also intends to primarily invest in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Standard and Poor’s Rating Services and Fitch Ratings (including a significant portion of such assets in credit instruments in the lower tier of the high yield market that are rated B and below). Additionally, certain other high yield securities may be unrated by rating agencies but determined by the Adviser to be of similar quality as other below investment grade bonds and credit instruments and accordingly purchased for investment by the Fund. The Fund does not have a percentage limitation on investing in securities that are rated below investment grade.

In addition, the Fund may also purchase equity securities or otherwise hold positions in equity or other assets that the Fund receives as part of a reorganization process of a high yield issuer and may hold those assets until such time as the Adviser believes that a disposition is most advantageous. From time to time, the Fund may make investments in distressed or defaulted securities or in issuers that are in bankruptcy. The Fund does not have any maturity or duration requirements.

Furthermore, the Fund’s exposure to any sector will not exceed 30% of the net assets of the Fund, calculated at the time of investment (with sector categorization as defined by Bloomberg).

The Adviser may elect to utilize leverage depending on market conditions and may also seek to hedge certain exposures through the use of indices and derivatives, including exchange traded funds (“ETFs”) (or options on exchange-traded funds. Credit hedges can include buying protection via single name credit default swaps, buying protection on the CDS index, CDS index swaption or the high yield index total return swap. Interest rate hedges can include interest rate swaps, swaptions and treasury futures.

The Adviser may also seek to hedge risks by investing the Fund’s assets in currencies, currency futures contracts and options on currency futures contracts, forward currency contracts, options, swaps, swaptions, or any combination thereof (whether or not exchange traded).

The Fund will sell a security for several reasons, including when: (i) the fundamentals of the company change, (ii) a holding reaches its price target, or (iii) a position takes on additional risk. The Fund may seek to sell all or part of a position in one or more trades depending on, among other things, the security and its trading market and profile.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Below-Investment Grade Risk. The Fund will invest in high yield securities rated below BBB by S&P or Baa by Moody’s. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk and are described as speculative by both S&P and Moody’s. Securities rated below investment grade are commonly referred to as “junk bonds”. The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

Bank Debt Risk. The Fund’s investment in secured and unsecured assignments of (or participations in) bank debt may create substantial risk. Bank debt includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in collateral on financial instruments, including interests on whole commercial, consumer and other loans and lease contracts. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions, including banks. The Fund’s investment may be in the form of participations or assignments.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds as well as other debt securities issued by below investment grade issuers are typically more susceptible to these risks than debt of higher quality issuers. Furthermore, a significant amount of the Fund’s net asset value is expected to be invested in the lower-

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rated segment of the high yield market (rated B and below), which investments generally involve greater credit risk than high yield securities that are rated BB and above.

Convertible Security Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible securities are subject to equity risk especially when their conversion value is greater than the interest and principal value of the security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse impact on the Fund’s ability to achieve its investment objective.

Counterparty and Settlement Risk. To the extent the Fund invests in participations, assignments, swaps, repurchase agreements, reverse-repurchase agreements, structured products, derivative or synthetic instruments, or other over-the-counter transactions or, in certain circumstances, in non-U.S. securities, the Fund may take a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

Covenant-Lite Loan Risk. The Fund may invest in loans that are “covenant lite.” Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. The Fund may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

Currency Risk. The Fund’s investments that are denominated in a non-U.S. currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Debt Securities Risk. Debt securities in which the Fund invests are subject to several types of investment risk, including market or interest rate risk (i.e., the risk that their value will be inversely affected by fluctuations in the prevailing interest rates), credit risk (i.e., the risk that the issuer may be unable to make timely interest payments and repay the principal upon maturity), call or income risk, (i.e., the risk that certain debt securities with high interest rates will be prepaid or “called” by the issuer before they mature), and event risk (i.e., the risk that certain debt securities may suffer a substantial decline in credit quality and market value if the issuer restructures). Fixed income markets have recently experienced a period of relatively high volatility. If the Federal Reserve continues to increase interest rates, fixed income markets (and the high yield market in particular) could experience continuing high volatility, which could negatively impact the Fund’s performance.

Distressed Investments Risk. The Fund’s investments in distressed companies may result in returns to the Fund, but which involve a substantial degree of risk. The Fund may lose its entire investment in a troubled company, may be required to accept cash or securities with a value less than the Fund’s investment and may be prohibited from exercising certain rights with respect to such investment. Troubled company investments may not show any returns for a considerable period of time.

The Fund’s investments in companies involved in (or the target of) acquisition attempts or tender offers or companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions come with the risk that the transaction either will be unsuccessful, take considerable time or result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the security, or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss.

Derivatives Risk. The Fund may invest in derivative securities for bona fide hedging purposes. A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index. The use of futures, options, repurchase agreements and other derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and include leverage, volatility, liquidity, credit and tracking risks. Long options positions may expire worthless.

Exchange-Traded Funds Risk. The Fund may invest in ETFs. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. Because an ETF incurs its own fees and expenses, shareholders of the fund investing in an ETF will indirectly bear those costs. Such fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

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Equity Securities Risk. The Fund may invest in equity securities, including equities of stressed issuers or companies emerging from a financial restructuring or corporate reorganization. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased or otherwise acquired by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, supply-chain disruptions or an increase in production costs and competitive conditions within an industry.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may sell investments or temporarily borrow from banks or other lenders.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses. The Fund intends to generally use leverage, if any, to meet Fund redemptions.

Liquidity Risk. Low or lack of trading volume in the high yield market may make it difficult to sell securities held by the Fund at quoted market prices. In addition, with respect to certain fixed income investments (bank loans in particular), settlement occurs on an extended basis, further decreasing their liquidity profile.

Management and Strategy Risk. The Fund is an actively managed portfolio. Investment strategies employed by the Adviser on behalf of the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to incur losses.

Money Market Instruments/Securities. In seeking to provide downside protection, during periods of high market volatility, the Fund may hold money market instruments, including commercial paper, banker’s acceptances, certificates of deposit and other short-term debt securities.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, technological developments such as artificial intelligence, natural disasters, war, the spread of infectious illness or other public issues, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages, supply-chain disruptions or increased production costs and competitive conditions within an industry.

Non-U.S. Securities Risk. Investing in securities of non-U.S. companies and governments which are generally denominated in non-U.S. currencies and utilization of currency forward contracts and options on currencies involve certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of non-U.S. taxes, less liquid markets and less available information than are generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.

Rule 144A Securities Risk. The market for certain Rule 144A securities can be less active than the market for publicly-traded securities. Certain Rule 144A securities carry a heightened risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds at reasonable prices.

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Shareholder Concentration Risk. When a small number of shareholders account for a disproportionate share of the Fund’s assets, redemptions by large shareholders can harm remaining shareholders. If a large shareholder is an omnibus account that represents investments by multiple smaller accounts or if an adviser acts on behalf of multiple accounts, when the underlying accounts tend to act in tandem, shareholder concentration risk will be present. Risk is minimized when the underlying accounts tend to act independently of one another.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

The Founders Class and Institutional Class of the Fund commenced operations on May 2, 2023 and May 5, 2023, respectively. Annual performance information gives some indication of the risks of an investment in the Fund by comparing the Fund’s performance with the Bloomberg US Aggregate Bond Index, a broad measure of market performance, and the ICE BofA US High Yield Constrained Index and 60% ICE BofA US HY Constrained / 40% Credit Suisse Leverage Loan, additional indexes that are representative of the Fund’s investment strategy. Past performance is no indication of future returns. Updated performance information is available on the Fund’s website at www.brigadefunds.com or by calling the following toll-free number 844-903-0443.

PERFORMANCE BAR CHART AND TABLE

Year-By-Year Total Returns as of December 31, 2025
Founders Share Class

The year-to-date return as of December 31, 2025 was 7.58%.

Brigade High Income Fund — Founders Class
Best Quarter – 9/30/2024	5.78%
Worst Quarter – 6/30/2024	0.70%

Brigade High Income Fund — Institutional Class
Best Quarter – 9/30/2024	5.64%
Worst Quarter – 6/30/2024	0.66%

Average Annual Total Returns (for the periods ended December 31, 2025)

Brigade High Income Fund — Founders Class	1 Year	Since Inception (May 2, 2023)
Return Before Taxes	7.58%	10.83%
Return After Taxes on Distributions	3.75%	6.24%
Return After Taxes on Distributions and Sale of Fund Shares	4.41%	6.31%
Bloomberg US Aggregate Bond Index (No fees, expenses, or taxes applied)	7.30%	4.25%
60% ICE BofA US HY Constrained / 40% Credit Suisse Leverage Loan (No fees, expenses, or taxes applied)	7.47%	9.25%
ICE BofA US High Yield Constrained Index (No fees, expenses, or taxes applied)	8.50%	9.49%

Brigade High Income Fund — Institutional Class	1 Year	Since Inception (May 5, 2023)
Return Before Taxes	7.57%	10.79%
Bloomberg US Aggregate Bond Index (No fees, expenses, or taxes applied)	7.30%	3.79%
60% ICE BofA US HY Constrained / 40% Credit Suisse Leverage Loan (No fees, expenses, or taxes applied)	7.47%	9.46%
ICE BofA US High Yield Constrained Index (No fees, expenses, or taxes applied)	8.50%	9.78%

Investment ADVISER AND SUB-Adviser

Brigade Capital Management, LP is the investment adviser to the Fund, and Brigade Capital UK LLP is the investment sub-adviser to the Fund.

Portfolio Managers

Donald E. Morgan III and Douglas Pardon are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio and have managed the Fund since March 2023.

PURCHASE AND SALE OF FUND SHARES

The Fund offers investors two classes of shares: Founders Class and Institutional Class. The minimum initial investment in Founders Class shares is $25,000,000, and the minimum subsequent investment is $25,000,000. The minimum initial investment in Institutional Class shares is $1,000,0000 with no minimum subsequent investment.

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Purchases and redemptions of Founders Class and Institutional Class shares may be made on any day the New York Stock Exchange is open for trading. Purchases and redemptions can generally be made directly with the Fund or through institutional channels. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund. Founders Class shares are only offered to investors who: (i) satisfy the minimum investment requirements described above, and (ii) are advisory clients of certain entities with whom the Adviser has a strategic relationship.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as interest income or other ordinary income, capital gains or qualified dividend income, except when your investment is in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan are subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the Fund’s investment objective and principal investment strategies. See “MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS” in this Prospectus and the Statement of Additional Information for more information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Fund’s investment objective is current income, with capital appreciation as a secondary objective.

While there is no assurance that the Fund will achieve its investment objective, the Fund endeavors to do so by following the strategies and policies described in this Prospectus.

What are the Fund’s Principal Investment Strategies?

The Fund seeks to outperform its primary and secondary benchmarks, before expenses, the ICE BofA US High Yield Constrained Index (primary benchmark) and a blend of 60% ICE BofA U.S High Yield Constrained Index/40% Credit Suisse Leveraged Loan Index (secondary benchmark), while providing a similar level of volatility over the entire market cycle.

The Fund seeks to achieve its objective by investing in a diversified portfolio of high yield corporate bonds and loans, as well as through opportunistic investments amongst various sub-strategies within corporate credit. The Fund’s strategy will be executed by employing a bottom-up, fundamental research-based process implemented to seek to balance risk and reward, utilizing portfolio rotation as the credit cycle evolves.

The Adviser will invest in corporate credit instruments throughout the entire credit cycle in an effort to create a balanced, diversified portfolio. Types of corporate credit investments in which the Fund invests include high yield bonds and leveraged loans (including debtor-in-possession (“DIP”), distressed debt, covenant-lite loans, secured and unsecured assignments of or participations in loans, accounts and notes payable, private claims, financial instruments, collateral on financial instruments and investments in companies involved in (or the target of) acquisition attempts or tender offers or companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions), investment grade corporate debt, convertibles and collateralized loan and bond obligations, foreign debt securities, and mezzanine securities.

The Fund also intends to primarily invest in credit instruments that are rated below investment grade by some or all relevant independent rating agencies, including Moody’s Investors Service, Standard and Poor’s Rating Services and Fitch Ratings (including a significant portion of such assets in credit instruments in the lower tier of the high yield market that are rated B and below). Additionally, certain other high yield securities may be unrated by rating agencies but determined by the Adviser to be of similar quality as other below investment grade bonds and credit instruments and accordingly purchased for investment by the Fund. The Fund does not have a percentage limitation on investing in securities that are rated below investment grade.

In addition, the Fund may also purchase equity securities or otherwise hold positions in equity or other assets that the Fund receives as part of a reorganization process of a high yield issuer and may hold those assets until such time as the Adviser believes that a disposition is most advantageous. From time to time, the Fund may make investments in distressed or defaulted securities or in issuers that are in bankruptcy. The Fund does not have any maturity or duration requirements.

Furthermore, the Fund’s exposure to any sector will not exceed 30% of the net assets of the Fund, calculated at the time of investment (with sector categorization as defined by Bloomberg).

The Adviser may elect to utilize leverage depending on market conditions and may also seek to hedge certain exposures through the use of indices and derivatives, including exchange traded funds (“ETFs”) (or options on exchange-traded funds. Credit hedges can include buying protection via single name credit default swaps, buying protection on the CDS index, CDS index swaption or the high yield index total return swap. Interest rate hedges can include interest rate swaps, swaptions and treasury futures.

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The Adviser may also seek to hedge risks by investing the Fund’s assets in currencies, currency futures contracts and options on currency futures contracts, forward currency contracts, options, swaps, swaptions, or any combination thereof (whether or not exchange traded).

The Fund will sell a security for several reasons, including when: (i) the fundamentals of the company change, (ii) a holding reaches its price target, or (iii) a position takes on additional risk. The Fund may seek to sell all or part of a position in one or more trades depending on, among other things, the security and its trading market and profile.

Temporary Defensive Positions. The Fund may also invest some or all of its assets in cash and/or cash equivalent securities when the Adviser believes that current market, economic, political or other conditions are unsuitable and would impair the pursuit of the Fund’s investment objective. Cash equivalent securities include, but are not limited to, obligations of the U.S. Government, money market fund shares, commercial paper, certificates of deposit and/or bankers acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances or declines to the same extent that it would if the Fund remained more fully invested, and as a result the Fund may not achieve its investment objective.

The Board of Trustees (the “Board”) may change the Fund’s name, investment objective or its principal investment strategies without a shareholder vote. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS

The Fund’s investment objective and principal investment strategies are described above under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” This section provides additional information about the Fund’s investment strategies and certain portfolio management techniques the Fund may use, as well as the principal and other risks that may affect the Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”).

What are the Principal Risks of Investing in the Fund?

There are inherent risks associated with the Fund’s principal investment strategies. The factors that are most likely to have a material effect on the Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of the Fund are summarized in the Fund’s “Summary Section” above and further described below. The Fund may be subject to additional risks other than those described because, among other reasons, the types of investments made by the Fund may change over time. For additional information regarding risks of investing in the Fund, please see the Statement of Additional Information. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Below-Investment Grade Risk. The Fund will invest in high yield securities rated below BBB by S&P or Baa by Moody’s. High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk and are described as speculative by both S&P and Moody’s. Securities rated below investment grade are commonly referred to as “junk bonds”. The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of the issuers and price fluctuations in response to changes in interest rates. High yield securities are less liquid than investment grade securities and may be difficult to price or sell, particularly in times of negative sentiment toward high yield securities.

Many issuers of high yield securities and leveraged loans are highly leveraged, and their relatively high debt-to-equity ratios create increased risks that their operations might not generate sufficient cash flow to service their debt obligations. Overall declines in the below investment-grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their debt at maturity. Further, bankruptcy and similar laws applicable to issuers of high yield securities and leveraged loans may limit the amount of any recovery in respect of those investments if the issuer is insolvent and may also adversely affect the timing of any such recovery to which the Fund may be entitled.

Companies often issue high yield securities and leveraged loans in connection with leveraged acquisitions or recapitalizations in which the issuers incur a substantially higher amount of indebtedness than the level at which they had previously operated. High yield securities and leveraged loans have historically experienced greater default rates than has been the case for investment-grade securities.

Bank Debt Risk. The Fund’s investment in secured and unsecured assignments of (or participations in) bank debt may create substantial risk. Bank debt includes interests in loans to companies or their affiliates undertaken to finance a capital restructuring or in connection with recapitalizations, acquisitions, leveraged buyouts, refinancings or other financially leveraged transactions and may include loans which are designed to provide temporary or bridge financing to a borrower pending the sale of identified assets, the arrangement of longer-term loans or the issuance and sale of debt obligations. The Fund may also invest in collateral on financial instruments, including interests on whole commercial, consumer and other loans and lease contracts. These loans, which may bear fixed or floating rates, have generally been arranged through private negotiations between a corporate borrower and one or more financial institutions, including banks. The Fund’s investment may be in the form of participations or assignments.

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With respect to participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan in which it has purchased a participation, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. Thus, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. In addition, in connection with purchasing participations, the Fund generally will have no role in terms of negotiating or effecting amendments, waivers and consents with respect to the loans underlying the participations. In the event of the insolvency of the lender, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Investments in Participations and Assignments involves additional risks, including the risk of nonpayment of principal and interest by the borrower, the risk that any loan collateral may become impaired and that the Fund may obtain less than the full value for the loan interests sold because they may be illiquid. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected.

Interests in loans are also subject to additional liquidity risks. Loans are generally subject to legal or contractual restrictions on resale. Loans are not currently listed on any securities exchange or automatic quotation system but are traded by banks and other institutional investors engaged in loan syndication. As a result, no active market may exist for some loans, and to the extent a secondary market exists for other loans, such market may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. Consequently, the Fund may have difficulty disposing of assignments or participations in response to a specific economic event such as deterioration in the creditworthiness of the borrower, which can result in a loss. In such market situations, it may be more difficult for the Fund to assign a value to assignments or participations when valuing the Fund’s securities and calculating its net asset value.

In addition, bank loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Convertible Security Risk. Convertible securities are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible securities are subject to equity risk especially when their conversion value is greater than the interest and principal value of the security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. Any of these actions could have an adverse impact on the Fund’s ability to achieve its investment objective.

Counterparty and Settlement Risk. To the extent the Fund invests in participations, assignments, swaps, repurchase agreements, reverse-repurchase agreements, structured products, derivative or synthetic instruments, or other over-the-counter transactions or, in certain circumstances, in non-U.S. securities, the Fund may take a credit risk with regard to parties with whom it trades and may also bear the risk of settlement default. These risks may differ materially from those entailed in exchange-traded transactions which generally are backed by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered directly between two counterparties generally do not benefit from such protections and expose the parties to the risk of counterparty default.

Covenant-Lite Loan Risk. The Fund may invest in loans that are “covenant lite.” Covenants contained in loan documentation are intended to protect lenders by imposing certain restrictions and other limitations on a borrower’s operations or assets and by providing certain information and consent rights to lenders. Covenant lite loans may lack financial maintenance covenants that in certain situations can allow lenders to claim a default on the loan to seek to protect the interests of the lenders. The absence of financial maintenance covenants in a covenant lite loan might result in a lower recovery in the event of a default by the borrower. The Funds may experience losses or delays in enforcing its rights on its holdings of covenant lite loans.

Credit Risk. There is a risk that issuers and counterparties will not make payments on securities and other investments held by the Fund, resulting in losses to the Fund. In addition, the credit quality of fixed income securities held by the Fund may be lowered if an issuer’s financial condition changes. High yield or junk bonds as well as other debt securities issued by below investment grade issuers are typically more susceptible to these risks than debt of higher quality issuers. Furthermore, a significant amount of the Fund’s net asset value is expected to be invested in the lower-rated segment of the high yield market (rated B and below), which investments generally involve greater credit risk than high yield securities that are rated BB and above.

Currency Risk. The Fund’s investments that are denominated in a non-U.S. currency are subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments.

Debt Securities Risk. Debt securities in which the Fund invests are subject to several types of investment risk, including market or interest rate risk (i.e., the risk that their value will be inversely affected by fluctuations in the prevailing interest rates), credit risk (i.e., the risk that the issuer may be unable to make timely

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Brigade High Income Fund

interest payments and repay the principal upon maturity), call or income risk, (i.e., the risk that certain debt securities with high interest rates will be prepaid or “called” by the issuer before they mature), and event risk (i.e., the risk that certain debt securities may suffer a substantial decline in credit quality and market value if the issuer restructures). Fixed income markets have recently experienced a period of relatively high volatility. If the Federal Reserve continues to increase interest rates, fixed income markets (and the high yield market in particular) could experience continuing high volatility, which could negatively impact the Fund’s performance.

Distressed Investments Risk. The Fund’s investments in distressed companies may result in returns to the Fund, but which involve a substantial degree of risk. The Fund may lose its entire investment in a troubled company, may be required to accept cash or securities with a value less than the Fund’s investment and may be prohibited from exercising certain rights with respect to such investment. Troubled company investments may not show any returns for a considerable period of time. Funding a plan of reorganization involves additional risks, including risks associated with equity ownership in the reorganized entity. Troubled company investments may be adversely affected by state and federal laws relating to, among other things, fraudulent conveyances, voidable preferences, lender liability and the Bankruptcy Court’s discretionary power to disallow, subordinate or disenfranchise particular claims. Investments in securities and private claims of troubled companies made in connection with an attempt to influence a restructuring proposal or plan of reorganization in a bankruptcy case may also involve substantial litigation.

The Fund’s investments in companies involved in (or the target of) acquisition attempts or tender offers or companies involved in work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions come with the risk that the transaction either will be unsuccessful, take considerable time or result in a distribution of cash or a new security, the value of which will be less than the purchase price to the Fund of the security, or other financial instrument in respect of which such distribution is received. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell its investment at a loss. Due to the substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is a potential risk of loss by the Fund of its entire investment in such companies.

Derivatives Risk. The Fund may invest in derivative securities for bona fide hedging purposes. A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index. The use of futures, options, repurchase agreements and other derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and include leverage, volatility, liquidity, credit and tracking risks. Long options positions may expire worthless.

Exchange Traded Fund Risk. The Fund may also invest in ETFs. ETFs are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. Such Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Absent an available exemption or rule, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Equity Securities Risk. The Fund may invest in equity securities, including equities of stressed issuers or companies emerging from a financial restructuring or corporate reorganization. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased or otherwise acquired by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, supply-chain disruptions or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public health issues, or generally adverse investor sentiment.

Interest Rate Risk. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the value of fixed income securities held by the Fund are likely to decrease. Securities with longer durations tend to be more sensitive to changes in interest rates and are usually more volatile than securities with shorter durations. In certain interest rate environments, such as when real interest rates are rising faster than nominal interest rates, inflation-indexed securities may experience greater losses than other fixed income securities with similar durations.

10	Prospectus | January 28, 2025

Leveraged Loan Risk. Leveraged loans (also known as bank loans) are subject to the risks typically associated with debt securities. In addition, leveraged loans, which typically hold a senior position in the capital structure of a borrower, are subject to the risk that a court could subordinate such loans to presently existing or future indebtedness or take other action detrimental to the holders of leveraged loans. Leveraged loans are also subject to the risk that the value of the collateral, if any, securing a loan may decline, be insufficient to meet the obligations of the borrower, or be difficult to liquidate. Some leveraged loans are not as easily purchased or sold as publicly-traded securities and others are illiquid, which may make it more difficult for the Fund to value them or dispose of them at an acceptable price. Below investment-grade leveraged loans are typically more credit sensitive. In the event of fraud or misrepresentation, the Fund may not be protected under federal securities laws with respect to leveraged loans that may not be in the form of “securities.” The settlement period for some leveraged loans may be more than seven days. To the extent the extended loan settlement process gives rise to short-term liquidity needs, such as the need to satisfy redemption requests, the Fund may sell investments or temporarily borrow from banks or other lenders.

Leverage Risk. The use of leverage by the Fund, such as borrowing money to purchase securities or the use of options, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses. The Fund intends to generally use leverage, if any, to meet Fund redemptions.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to sell. The Fund may not be able to sell these investments at the best prices or at the value the Fund places on them. In such a market, the value of such investments and the Fund’s share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. The market for high yield securities (and in particular those securities in which the Fund, together with the Adviser’s other managed funds and accounts, hold a significant percentage of the outstanding class) may be less liquid and therefore these securities may be harder to value or sell at the value that the Fund places on them or otherwise at an acceptable price, especially during times of market volatility or decline.

Management and Strategy Risk. The Fund is an actively managed portfolio. Investment strategies employed by the Adviser on behalf of the Fund may not result in an increase in the value of your investment or in overall performance equal to other investments. In addition, the Fund’s tactical asset allocation strategy may be unsuccessful and may cause the Fund to incur losses. Furthermore, the Adviser will invest and trade without regard to portfolio turnover considerations, and the Fund’s annual portfolio turnover rate and investment costs and charges may, therefore, be greater than the turnover rates and costs of other types of investment vehicles.

Money Market Instruments/Securities. In seeking to provide downside protection, during periods of high market volatility, the Fund may hold money market instruments, including commercial paper, banker’s acceptances, certificates of deposit and other short-term debt securities.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, technological developments such as artificial intelligence, natural disasters, war, the spread of infectious illness or other public issues, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages, supply-chain disruptions or increased production costs and competitive conditions within an industry.

Non-U.S. Securities Risk. Investing in securities of non-U.S. companies and governments which are generally denominated in non-U.S. currencies and utilization of currency forward contracts and options on currencies involve certain considerations comprising both risks and opportunities not typically associated with investing in securities of U.S. issuers. These considerations include changes in exchange rates and exchange control regulations, political and social instability, expropriation, imposition of non-U.S. taxes, less liquid markets and less available information than are generally the case in the U.S., higher transaction costs, less government supervision of exchanges, brokers and issuers, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Prepayment and Extension Risk. When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations. Ultimately, any unexpected behavior in interest rates could increase the volatility of the Fund’s share price and yield and could hurt Fund performance. Prepayments could also create capital gains tax liability in some instances.

Rule 144A Securities Risk. The market for certain Rule 144A securities can be less active than the market for publicly-traded securities. Certain Rule 144A securities carry a heightened risk that the liquidity of these securities may become impaired, making it more difficult for the Fund to sell these bonds at reasonable prices.

Shareholder Concentration Risk. When a small number of shareholders account for a disproportionate share of the Fund’s assets, redemptions by large shareholders can harm remaining shareholders. If a large shareholder is an omnibus account that represents investments by multiple smaller accounts or if an

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Brigade High Income Fund

adviser acts on behalf of multiple accounts, when the underlying accounts tend to act in tandem, shareholder concentration risk will be present. Risk is minimized when the underlying accounts tend to act independently of one another.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s Statement of Additional Information.

MANAGEMENT

Brigade Capital Management, LP (the “Adviser”), subject to the authority of the Board of Trustees, is responsible for the overall management and administration of the Fund’s business affairs. The Adviser manages a global credit platform of below investment grade credit strategies, and employs a bottom-up, fundamental research-based process focused on free-cash flow generation, asset coverage and relative value analysis. The Adviser was founded in 2006 and is led by Donald E. Morgan, Chief Investment Officer and Managing Partner. The Adviser has an investment team with deep sector experience and expertise across multiple credit cycles in the leveraged finance market. As of September 30, 2025, the Adviser managed approximately $30.3 billion in assets. The Adviser’s address is 399 Park Avenue, 15th Floor, New York, NY 10022.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.50% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Board and shareholders of the Fund may terminate the Advisory Agreement upon thirty (30) days’ written notice. The Adviser may terminate the Advisory Agreement upon one hundred and twenty (120) days’ notice. Under the terms of the Advisory Agreement, the Fund is responsible for payment of all costs, fees, expenses or charges in connection with their assets, investments and operations, including but not limited to all investment expenses, including, without limitation, reasonable fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal” costs (e.g., fees, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities with respect to unconsummated investments reasonably intended by the Adviser for purchase by the Fund).

Pursuant to a Co-Administration Agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser provides certain administrative services to the Fund, including but not limited to: (i), causing an officer or officers of the Adviser to serve as the “derivatives risk manager” for the Fund pursuant to Rule 18f-4 under the 1940 Act; and (ii) serving as the “valuation designee” for the Fund pursuant to Rule 2a-5 under the 1940 Act. As compensation for such services, the Fund pays the Adviser an annual administration fee of 0.05% based on the Fund’s average daily net assets. The administration fee is paid on a monthly basis.

With respect to the Founders Class and Institutional Class of the Fund, the Adviser has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, shareholder servicing fees, brokerage expenses, interest expenses, taxes and extraordinary expenses) of the Fund to an annual rate of 0.52% of the Fund’s average daily net assets for each class.

This agreement is in effect through at least January 31, 2027, and will automatically continue upon annual approval by the Board of Trustees for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term.

The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced. For the fiscal year ended September 30, 2025, the effective investment advisory fee rate paid to the Adviser was 0.36%.

The Adviser has delegated certain investment advisory services to Brigade Capital UK, LLP, a wholly controlled affiliate of the Adviser (the “Sub-Adviser”). The Sub-Adviser is paid by the Adviser and not the Fund. The Sub-Adviser will help coordinate the investment and reinvestment of Fund assets, recommend the allocation of Fund assets to the Adviser for execution of trades and place orders for the purchase and sale of securities for the Fund. The Sub-Adviser is an SEC-registered investment adviser and is authorized and regulated by the Financial Conduct Authority as an investment firm. The Sub-Adviser is located at Southwest House, Third Floor, 11A Regent Street, London, SW1Y 4LR. For the fiscal year ended September 30, 2025, neither the Adviser nor the Fund paid any sub-advisory fees to the Sub-Adviser.

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement was included in the Fund’s reports on Form N-CSR for the period ended September 30, 2025.

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THE PORTFOLIO MANAGERS

The portfolio managers are jointly and primarily responsible for the day-to-day operation of the Fund. The portfolio managers listed below have jointly comprised the Fund’s portfolio management team since March 2023.

Information about the portfolio managers, including information about the portfolio managers’ business experience, appears below. More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is included in the SAI.

PORTFOLIO MANAGERS	PAST 5 YEARS’ BUSINESS EXPERIENCE
Donald E. Morgan III	Mr. Morgan is the Adviser’s Chief Investment Officer, Managing Partner and Portfolio Manager and a member of both the Investment and Risk Committees. Mr. Morgan founded Brigade in 2006.
Douglas Pardon

Mr. Pardon is the Co-Chief Investment Officer and Portfolio Manager for the High Yield, Bank Loans and Opportunistic Credit strategies. Mr. Pardon is a member of Brigade’s Investment Committee and chairs the Firm’s ESG Committee. Mr. Pardon joined Brigade in early 2007 as a senior analyst covering the retail, gaming and leisure sectors and was promoted to head the High Yield Research Team in 2012 and then Corporate Credit in 2021.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUND

ALPS Fund Services, Inc. (the “Administrator” or the “Transfer Agent”) serves as the Fund’s administrator, fund accountant and transfer agent. ALPS Distributors, Inc. (“ADI” or the “Distributor”) serves as the Fund’s distributor.

BUYING AND REDEEMING SHARES

The Fund currently offers Founders Class shares and Institutional Class shares. Each share class of the Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;

●	how much you intend to invest; and

●	total expenses associated with owning shares of each class.

No sales charges will be applied to your share purchases.

Founders Class shares are only offered to investors who: (i) satisfy the minimum investment requirements described in the “Investment Minimums” section of this Prospectus, and (ii) are advisory clients of certain entities with whom the Adviser has a strategic relationship. Institutional Class shares are typically offered only through certain types of financial intermediaries and to certain institutional investors.

Institutional Class shares and Founders Class shares are offered directly, via the Fund’s transfer agent, and/or through financial intermediaries. Such financial intermediaries may seek payment from the Fund or its service providers for the provision of distribution, administrative and/or shareholder retention services. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

You may exchange classes of the Fund if you meet the minimum investment requirements for the class into which you would like to exchange. Exchanges between classes of the same Fund are generally not considered a taxable transaction. Certain significant holders of Fund shares are required to provide information concerning such a nontaxable exchange on their federal income tax returns for the year of the exchange. See the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations-Transfers between Classes of the Fund.”

To open your account directly with the Fund, complete the Account application and mail or fax to the transfer agent at the appropriate address below. Please make your purchase check payable to the Brigade High Income Fund. You should include any required organizational documents.

via US Postal Service
Brigade Capital Management
c/o ALPS Funds
P.O. Box 219695
Kansas City, MO 64121-9695

Please call an investor services representative at 844-903-0443 to obtain the overnight mailing address, fax number and wiring instructions.

The Fund does not consider the US Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Brigade Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

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Brigade High Income Fund

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to the Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments is determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to the Fund or its shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with each Fund, or its designees, to perform certain shareholder servicing activities such as networking, recordkeeping, sub-accounting and/or administrative services for shareholders of each Fund. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from each Fund.

Investment Minimums

The Fund offers investors two classes of shares: Founders Class and Institutional Class. The minimum initial investment in Founders Class shares is $25,000,000, and the minimum subsequent investment is $25,000,000. The minimum initial investment in Institutional Class shares is $1,000,000 with no minimum subsequent investment. The Fund may waive minimum investment amounts in Institutional Class shares with respect to investments by the Trust’s officers or its Trustees.

The Fund reserves the right to waive or change investment minimums. For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order to buy, exchange or redeem shares at that day’s net asset value, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). Any such orders for purchases of the Fund’s shares must be received in good order. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. “Good order” means that your redemption request includes: (i) the Fund name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required. If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. Otherwise, you will receive the next business day’s net asset value.

Investors may purchase, exchange or redeem Founders Class and Institutional Class shares of the Fund directly or through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through a broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

The Fund will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Fund to request a purchase of Fund shares using securities you own. The Fund reserves the right to refuse or accept such requests in whole or in part.

14	Prospectus | January 28, 2025

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Fund. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order less any applicable redemption fees. “Good order” means that your redemption request includes: (i) the Fund name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required.

Redemption proceeds days will typically be sent within one to two business days but may take up to seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. The Fund typically pays redemptions from cash, cash equivalents, proceeds from the sale of Fund shares or from the sale of portfolio securities. These redemption payment methods are expected to be used in regular and stressed market conditions.

Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a Medallion signature guarantee.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

Redemptions In-Kind

The Fund reserves the right to make a payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. If the Fund decides to redeem in-kind, the redeeming shareholder will generally receive pro-rata shares of the Fund’s portfolio. These pro-rata shares would have similar characteristics to the Fund and will consist of any other pro-rata share of the securities held in the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind are taxed to a redeeming shareholder for federal income tax purposes in the same manner as cash redemptions. Securities received in a redemption in-kind are subject to market risk until sold.

Medallion Signature Guarantee

The Fund may require additional documentation or a Medallion signature guarantee on any redemption request to help protect against fraud or for certain types of transfer requests or account registration changes. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Redemption Fees

If you sell or exchange your shares of the Fund after holding them 60 calendar days or less, a 1.00% redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

The Fund permits waivers of the redemption fee for the following transactions:

●	Redemptions related to a disability as defined by Internal Revenue Service requirements;

●	Redemptions due to death for shares transferred from a decedent’s account to a beneficiary’s account;

●	Redemptions due to divorce for shares transferred pursuant to a divorce decree;

●	Redemptions of shares through a systematic withdrawal plan;

●	Broker-dealer sponsored wrap program accounts and/or fee-based accounts maintained for clients of certain financial intermediaries who have entered into selling agreements with the Distributor;

●	Redemptions through an automatic, non-discretionary rebalancing or asset allocation program;

●	Rollovers, transfers and changes of account registration within the Fund as long as the money never leaves the Fund;

●	Redemptions due to reinvestment of dividends and/or capital gains;

●

Any involuntary redemption and/or exchange transactions, including, for example, those required by law or regulation, a regulatory agency, a court order or as a result of a liquidation of the Fund by the Board of Trustees;

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Brigade High Income Fund

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Certain types of employer-sponsored and 403(b) retirement plan transactions, including loans or hardship withdrawals, minimum required distributions, redemptions pursuant to systematic withdrawal programs, forfeiture of assets, return of excess contribution amounts, redemptions related to payment of plan fees, and redemptions related to death, disability or qualified domestic relations order; and

●	Certain other transactions as deemed appropriate by the Adviser.

The application of redemption fees and waivers may vary among intermediaries and certain intermediaries may not apply the waivers listed above. If you purchase, exchange or sell shares of the Fund through an intermediary, you should contact your intermediary for more information on whether the redemption fee will be applied to redemptions of your shares.

The Fund reserves the right to modify or eliminate the redemption fee or waivers at any time. Investment advisers or their affiliates may pay redemption fees on behalf of investors in managed accounts. Unitized group accounts consisting of qualified plan assets may be treated as a single account for redemption fee purposes.

Redemptions Based on Minimum Requirements

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 60 days’ written notice, to redeem, at NAV, the shares of any shareholder whose account in the Fund has a value of less than $500,000, other than as a result of a decline in the NAV per share. This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 60 days to make an additional investment in an amount that will increase the value of the account to at least $500,000, before the redemption is processed. As a sale of your Fund shares, this redemption will generally be taxable for shareholders who hold their shares through taxable accounts.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

Exchange of Shares

If you are an existing shareholder of the Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

You may transfer between share classes of the Fund if you meet the minimum investment requirements for the class into which you would like to transfer. Transfer requests must be made in writing to the Fund’s transfer agent, or placed through your authorized agent. Exchanges between share classes of the Fund are generally non-taxable exchanges but tax reporting requirements may apply as described in the Statement of Additional Information under “FEDERAL INCOME TAXES - Special Tax Considerations - Transfers between Classes of a Single Fund.”

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, the Fund reserves the right to impose such a limitation. Call or write the Fund for further details.

SHARE TRANSACTIONS

Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Fund or its agents may review transaction history reports to identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

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Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. You will be responsible for any fees charged to the Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that the Fund may incur as a result of the canceled purchase.

How Fund Shares are Priced

The Board of Trustees has approved procedures to be used to value the Fund’s assets for the purposes of determining the Fund’s net asset value. The valuation of the assets of the Fund is determined in good faith by or under the direction of the Adviser as the valuation designee as selected by the Board.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined by the valuation designee that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

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Brigade High Income Fund

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends. Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) the Fund earns from its portfolio securities and other investments. The Fund intends to distribute any net income to shareholders monthly.

Capital Gain Distributions. Capital gain distributions are derived from gains realized when the Fund sells a portfolio security. Long-term capital gains are derived from gains realized when the Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Fund intends to distribute amounts derived from capital gains to shareholders annually.

Reinvested in Shares or Paid in Cash. Dividends and distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your dividends and/or distributions paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next dividend or distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next dividend or distribution is made.

FEDERAL INCOME TAXES

The following information is a general summary of U.S. federal income tax consequences of investments in the Fund for U.S. person only, which include (i) U.S. citizens or residents, (ii) U.S. corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Shareholders that are pass-through entities (as described below) or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment.

This discussion does not address issues of significance to U.S. persons in special situations such as (i) certain types of tax-exempt organizations, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, (vi) entities not organized under the laws of the United States or a political subdivision thereof, (vii) shareholders holding shares as part of a hedge, straddle or conversion transaction, (viii) shareholders who are subject to the U.S. federal alternative minimum tax or corporate U.S. federal alternative minimum tax, and (ix) insurance companies. If an entity treated as a pass-through entity for U.S. federal income tax purposes (including an entity classified as a partnership or S corporation for federal income tax purposes) is a beneficial owner of Fund shares, the tax treatment of an owner in the pass-through entity will generally depend upon the status of the owner and the activities of the entity. You should rely on your tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Fund. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Fund.

This discussion assumes that the Fund will qualify under Subchapter M of the Internal Revenue Code of 1986, as amended as a regulated investment company and will satisfy certain distribution requirements so that it is not generally subject to federal income tax. There can be no guarantee that these assumptions will be correct.

If the Fund qualifies under Subchapter M as a regulated investment company, it will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net capital gains (in excess of any capital loss carryovers). The Fund expects to distribute substantially all of its ordinary income and net capital gains in excess of any loss carryovers to its shareholders every year. In turn, shareholders will be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through certain tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts). Such arrangements are subject to special tax rules.

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Income Dividends and Capital Gains

For U.S. federal income tax purposes, shareholders of the Fund are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders. In general, distributions from the Fund are taxable to you when paid whether you take the distributions in cash or reinvest them in additional Fund shares. Dividends declared and payable by the Fund during October, November or December to shareholders of record on a specified date in such months, if paid by the end of January, are generally taxable as if received in December. Distributions properly reported as net capital gain of the Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held, even if the gains arose from appreciation that already existed in securities owned by the Fund when you invested in the Fund. The Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year and when it receives capital gain distributions from ETFS in which the Fund owns investments.

Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. Certain Fund distributions will generally be taxable as “qualified dividend income” taxable to individual shareholders at the same tax rates applicable to long-term capital gains, provided that the individual receiving the dividend satisfies certain holding period requirements for the shareholder’s Fund shares, the Fund satisfies certain holding period requirements for its investments in the stock producing such dividends and certain other requirements are satisfied. The Fund does not expect that a significant portion of its distributions will be qualified dividend income. The amount of distributions from the Fund that will be eligible for the “qualified dividend income” lower tax rate cannot exceed the amount of dividends received by the Fund that are qualified dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from the Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, income from foreign-currency transactions or short-term capital gains, such dividends will be taxed as ordinary income and will not be eligible for the lower rate. The Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less.

Some of the Fund’s investments, such as certain option transactions and regulated futures contracts, may be “section 1256 contracts.” Section 1256 contracts owned by the Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis and resulting gains or losses generally will be treated as 60% long-term capital gains or losses and 40% short-term capital gains or losses.

Fund distributions of earnings and gains are taxable regardless of whether they are paid in cash or reinvested in additional shares, and even if they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. Thus, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of his or her investment back as a taxable distribution. While in effect a return of capital to the shareholder, the distribution is still taxable even though the shareholder did not participate in these gains. An investor can avoid this by investing soon after the Fund has made a distribution.

Fund dividends paid to shareholders that are C corporations may be eligible for a 50% corporate dividends-received deduction to the extent such dividends are attributable to qualifying dividends received from U.S. domestic corporations, subject to certain holding period requirements and debt financing limitations.

Any distributions on, sales, exchanges or redemptions of, shares held in an IRA (or other tax-qualified plan) are generally not currently taxable. Withdrawals from such plans are subject to special tax rules.

Sale or Redemption of Fund Shares

Shareholders of the Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the Fund based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term capital or loss if the shareholder’s holding period for the shares disposed of exceeds 12 months and otherwise will be short-term capital gain or loss, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. The deductibility of capital losses is subject to limitations.

Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Cost Basis Reporting. The Fund (or its administrative agent) generally must report to the IRS the gross proceeds from the sale of Fund shares. The Fund also must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, when those shares are sold or redeemed, and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-qualified arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder does not make an election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund

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Brigade High Income Fund

shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Medicare Surtax. A Medicare surtax of 3.8% will be imposed on net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and certain trusts to the extent that such person’s gross income as adjusted exceeds a threshold amount. Any liability for this additional tax will be reported on, and paid with, the shareholder’s federal income tax return.

Backup Withholding. A shareholder of the Fund may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has provided either an incorrect tax identification number or no such number, (ii) is identified by the IRS as otherwise subject to backup withholding, or (iii) has failed to certify that the shareholder is a U.S. person not subject to backup withholding. The backup withholding rate is currently 24%.

Foreign Taxes. The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from its foreign security investments. A shareholder may be ineligible for any offsetting tax credit or tax deduction under U.S. tax laws for shareholder’s portion of the Fund’s foreign tax obligations.

Non-U.S. Persons. Non-U.S. persons that are considering the purchase of Fund shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of the shares.

Annual Notifications. Each year, the Fund will notify shareholders of the tax status of dividends and distributions.

State and Local Income Taxes. Shareholders may also be subject to state and local income taxes on distributions and redemptions.

For more information, see the SAI under “FEDERAL INCOME TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Fund for the fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd. (“Cohen & Co”) the Fund’s independent registered public accounting firm. Cohen & Co’s report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request and free of charge by calling the Fund at 1-844-903-0443.

20	Prospectus | January 28, 2025

Brigade High Income Fund – Founders Class

For a Share Outstanding Throughout the Period Presented

	For the Fiscal Year Ended September 30, 2025	For the Fiscal Year Ended September 30, 2024	For the Period Ended September 30, 2023 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.46	$10.18	$10.00

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.98	1.10	0.43
Net realized and unrealized gain/(loss) on investments	(0.21)	0.36	0.04
Total from investment operations	0.77	1.46	0.47

LESS DISTRIBUTIONS:
From net investment income	(0.97)	(1.17)	(0.29)
From net realized and unrealized gain on investments	(0.21)	(0.01)	—
Total Distributions	(1.18)	(1.18)	(0.29)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.41)	0.28	0.18
NET ASSET VALUE, END OF PERIOD	$10.05	$10.46	$10.18

TOTAL RETURN(c)	7.82%	15.34%	4.74%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$918,212	$580,465	$476,541

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.66%	0.69%	0.74	%(d)
Operating expenses including reimbursement/waiver	0.52%	0.52%	0.52	%(d)
Net investment income including reimbursement/waiver	9.72%	10.75%	10.27	%(d)

PORTFOLIO TURNOVER RATE	29%	49%	8	%(e)

(a)	For the period May 2, 2023 (Commencement of Operations) to September 30, 2023.

(b)	Calculated using the average shares method.

(c)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	Portfolio turnover rate for periods less than one year have not been annualized.

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Brigade High Income Fund

Brigade High Income Fund – Institutional Class

For a Share Outstanding Throughout the Period Presented

	For the Fiscal Year Ended September 30, 2025		For the Fiscal Year Ended September 30, 2024	For the Period Ended September 30, 2023 (a)
NET ASSET VALUE, BEGINNING OF PERIOD	$10.46		$10.18	$9.98

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.99		1.08	0.42
Net realized and unrealized gain/(loss) on investments	(0.23)		0.37	0.06
Total from investment operations	0.76		1.45	0.48

LESS DISTRIBUTIONS:
From net investment income	(0.96)		(1.16)	(0.28)
From net realized gains on investments	(0.21)		(0.01)	—
Total Distributions	(1.17)		(1.17)	(0.28)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.41)		0.28	0.20
NET ASSET VALUE, END OF PERIOD	$10.05		$10.46	$10.18

TOTAL RETURN(c)	7.78%		15.14%	4.89%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$13		$12	$10

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.66%		0.69%	0.75	%(d)
Operating expenses including reimbursement/waiver	0.56%	(e)	0.69%	0.75	%(d)
Net investment income including reimbursement/waiver	9.74%		10.57%	9.94	%(d)

PORTFOLIO TURNOVER RATE	29%		49%	8	%(f)

(a)	For the period May 5, 2023 (Commencement of Operations) to September 30, 2023.

(b)	Calculated using the average shares method.

(c)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)	Annualized.

(e)	The expense cap for the Institutional Class was reduced from 0.75% to 0.52% effective February 1, 2025.

(f)	Portfolio turnover rate for periods less than one year have not been annualized.
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ADDITIONAL INFORMATION ABOUT THE FUND

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Fund. It is incorporated by reference into (and is legally a part of) this Prospectus.

Householding Relationships

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain the Fund’s statement of additional information, annual and semi-annual reports to shareholders, and other information such as financial statements (without charge), make inquiries, or request other information about the Fund by contacting the Transfer Agent at 844-903-0443, by writing the Fund at Brigade Capital Management, P.O. Box 219695, Kansas City, MO 64121-9695, or by calling your financial consultant. This information is also available free of charge on the Fund’s website at www.brigadefunds.com.

The Fund’s reports and other information about the Fund are available on the EDGAR Database on the Commission’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-22747)

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 1, 2026

BRIGADE HIGH INCOME FUND

Classes	Tickers
Founders Class	BHIMX
Institutional Class	BHIIX

ALPS Series Trust

1290 Broadway, Suite 1000

Denver, CO 80203

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for Founders Class and Institutional Class shares of the Fund listed above, which is a separate series of ALPS Series Trust, a Delaware statutory trust (the “Trust”). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Brigade Capital Management, LP (the “Adviser”) is the investment adviser of the Fund.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated February 1, 2026, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Brigade High Income Fund at the address listed above, or by calling the Fund’s transfer agent at 844-903-0443. The Fund’s most recent Annual Report, is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

ORGANIZATION AND CLASSIFICATION

ALPS Series Trust

This SAI includes information about the Brigade High Income Fund (the “Fund”). The Fund is a series of the ALPS Series Trust (the “Trust”), an open-end, management investment company organized as a Delaware statutory trust on January 12, 2012.

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. The Fund is considered a diversified fund under this classification.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

The Fund’s principal investment objectives and strategies are discussed in the Prospectus under the “SUMMARY SECTION” for the Fund and under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” In order to achieve its investment objective, the Fund generally makes investments of the sort described in the Prospectus.

The Fund may also invest in certain types of securities, or engage in certain investment activities, as generally discussed below. In addition, the Fund may be subject to additional risks in connection with its investments in such securities or as a result of the Fund’s investment strategies or activities.

Bank Loan Risk. The Fund may (and typically does) invest a significant amount of its net asset value in bank loans. Such loans may not be rated by a national ratings agency at the time of investment, will not be registered with the Securities and Exchange Commission, and typically will not be listed on a securities exchange. In addition, the amount of public information available with respect to loans generally will be less extensive than that available for more widely traded, registered and exchange-listed securities. Because the interest rates of loans reset frequently, if market interest rates fall, the loans’ interest rates may be reset to lower levels, potentially reducing the Fund’s income.

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The size of the trading market for loans is generally smaller than that for registered equities and investment grade rated bond securities; as such, loans may be relatively illiquid compared to those types of securities. Liquidity relates to the ability of a portfolio to sell an investment in a timely manner at a price approximately equal to its value on the portfolio’s books. The Fund’s ability to realize the full value of its assets may be impaired in the event of a voluntary or involuntary liquidation of any illiquid assets. Furthermore, in the event of an economic downturn, a substantial increase or decrease in interest rates, or other type of market dislocation, the market for loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods. In those instances, loans may be difficult to value and prices provided by external pricing services may not reflect the true fair value of the assets.

Borrowers may default on their obligations to pay principal or interest owed under loans when due. This non-payment would result in a reduction of income to the Fund and a reduction in the value of a loan experiencing non-payment. Although some loans in which the Fund will invest will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a loan.

The Fund may purchase a participation interest in a loan and by doing so acquire some or all of the interest of the bank or other lending institution making the loan to a corporate borrower. A participation interest typically results in the Fund having a contractual relationship with the lender and not the borrower. In such circumstances, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the bank or other lending institution selling the participation and only upon receipt by the bank or other lending institution of the payments from the borrower. Since the Fund has only acquired a participation in the loan made by a third party (i.e., the banker or other lending institution), the Fund may not be able to control the exercise of any remedies that such third party would have under the loan. Although the participation interest is in a loan, there can be no assurance that the principal and interest owed on the loan to the Fund will be repaid in full.

The Fund may experience delays in the settlement of certain loan transactions, which are more complicated, are paperwork intensive, and require greater internal resources to settle compared with bonds or exchange-traded equity securities, particularly in the case of loans that are or become distressed. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Such delays may prevent the Fund from obtaining liquidity of certain assets within a desired timeframe. Furthermore, pursuant to certain insolvency laws, a counterparty may have the ability to reject or terminate an unsettled loan transaction. If a counterparty rejects an unsettled transaction, the Fund might lose any increase in value with respect to such loan that accrued while the transaction remained unsettled. In addition, bank loans and other similar instruments may not be considered “securities” and, as a result, the Fund may not be entitled to rely on the anti-fraud protections under the federal securities laws and instead may have to resort to state law and direct claims.

Bankruptcy and Restructuring Risk. The Fund may target securities and other obligations of issuers that are in financial difficulty, and/or may be in, entering, or emerging from, bankruptcy proceedings. Bankruptcy or other insolvency proceedings are highly complex and may result in unpredictable outcomes.

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In any investment opportunity involving work-outs, liquidations, spin-offs, reorganizations, bankruptcies and similar transactions, there exists the risk that the contemplated transaction may be unsuccessful. Similarly, if an anticipated transaction does not in fact occur, the Fund may be required to sell the investment at a loss. The level of analytical sophistication, both financial and legal, necessary for successful investment in companies experiencing significant business and financial difficulties is unusually high. Because there is a substantial uncertainty concerning the outcome of transactions involving financially troubled companies in which the Fund may invest, there is a potential risk of loss of the entire investment in such companies, as well as the risk that the Fund may be required to accept cash or new securities with a value less than the Fund’s original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate it adequately for the risks assumed.

Cash Positions. The Fund may not always stay fully invested. For example, when the Adviser believes that market conditions are unfavorable for profitable investing, or when it is otherwise unable to locate attractive investment opportunities, the Fund’s cash or similar investments may increase. In other words, cash or similar investments generally are a residual - they represent the assets that remain after the Fund has committed available assets to desirable investment opportunities. When the Fund’s investments in cash or similar investments increase, it may not participate in market advances to the same extent that it would if the Fund remained more fully invested, and the Fund’s ability to achieve its investment objective may be affected.

Convertible Bond Risk. Convertible bonds are hybrid securities that have characteristics of both bonds and common stocks and are therefore subject to both debt security risks and equity risk. Convertible bonds are subject to equity risk especially when their conversion value is greater than the interest and principal value of the bond. The prices of equity securities may rise or fall because of economic or political changes and may decline over short or extended periods of time.

Equity Securities Risk. The Fund may invest in equity securities, including equities of stressed issuers or companies emerging from a financial restructuring or corporate reorganization. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies as well as the broad equity market indices generally. This risk of loss is further elevated because the Fund may target businesses that may be experiencing or recently experienced financial distress, or may be in, entering, or emerging from, bankruptcy proceedings. The Fund may also receive equity securities in connection with an issuer’s corporate reorganization and the corresponding exchange of a fixed income investment previously held by the Fund. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

ETF and Other Investment Company Risk. The Fund may also invest in exchange-traded funds (“ETFs”). ETFs are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. Such Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the net asset value (“NAV”) of the ETF.

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The Fund may also invest in investment companies that are corporations, trusts, or partnerships that invest pooled shareholder dollars in securities appropriate to the organization’s objective. Mutual funds, closed-end funds, unit investment trusts and ETFs are examples of investment companies. By investing in another investment company, the Fund will indirectly bear any asset-based fees and expenses charged by the underlying investment company in which the Fund invests. Investments in securities of other investment companies are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption or rule, the Fund may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of its total assets in securities of any one investment company; or (iii) invest more than 10% of its total assets in securities of all investment companies.

Municipal Securities Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal bonds may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

Cyber Security Risk. In connection with the increased use of technologies, coupled with the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other similar incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks that can make the Fund’s website unavailable. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cyber security failures or breaches by the Fund’s third-party service providers (including, but not limited to, the Adviser, administrator, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the business operations of both the Fund and its service providers, potentially resulting in financial losses, the inability of Fund shareholders to transact business, the inability of the administrator to process transactions or calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or its third-party service providers.

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The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investment in such securities to lose value.

Portfolio Turnover Risk. The Fund may engage in short-term trading to try and achieve its investment objective, and accordingly may have portfolio turnover rates in excess of 100%. A portfolio turnover rate of 100% is equivalent to a fund buying and selling all of the securities in its portfolio once during the course of a year. How long the Fund holds a security in its portfolio is generally not a factor in making buy and sell decisions. Increased portfolio turnover may cause the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance, and may produce increased taxable distributions. Distributions resulting from short-term trading may be taxed at less favorable rates.

Preferred Stock Risk. Preferred stocks may be more volatile than fixed income securities and may be more correlated with the issuer’s underlying common stock than fixed income securities. Additionally, the dividend on a preferred stock may be changed or omitted by the issuer. While most preferred stocks pay a dividend, the Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.

Small- and Mid-cap Risk. The Fund’s investment approach is focused on identifying attractive securities issued by “middle market” companies. However, the securities of smaller and mid-size companies tend to be more volatile and less liquid than securities of larger companies. This can adversely affect the prices at which the Fund can purchase and sell these securities, and thus the value of the Fund’s shares.

Valuation Risk. Unlike publicly traded common stock, which trades on national exchanges, there is no central exchange for fixed-income securities, including bank loans, to trade. Such fixed-income securities generally trade on an “over-the-counter” market, where the buyer and seller can settle on a price. Due to the lack of centralized information and trading, the valuation of fixed-income securities may carry more risk than that of publicly-traded common stock. Uncertainties in the conditions of the financial market, unreliable reference data, lack of transparency and inconsistency of valuation models and processes may lead to inaccurate asset pricing by third party pricing vendors upon which the Fund relies. Moreover, to the extent that prices or quotations are not available from such third party pricing vendors, or when the Adviser believes that they are unreliable, securities may be priced by the Fund using fair value procedures approved by the Board. In addition, other market participants may value securities differently than the Fund. As a result, the Fund may be subject to the risk that when a fixed-income security is sold in the market, the amount received by the Fund is less than the value of such fixed-income security carried on the Fund’s books.

Zero Coupon Securities Risk. While interest payments are not made on such securities, holders of such securities are deemed to have received income (“phantom income”) annually, notwithstanding that cash may not be received currently. See “FEDERAL INCOME TAXES – Special Tax Considerations – Securities Issued or Purchased at a Discount.” The effect of owning instruments that do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount accretion during the life of the obligations. This implicit reinvestment of earnings at a fixed rate eliminates the risk of being unable to invest distributions at a rate as high as the implicit yield on the zero coupon bond, but at the same time eliminates the holder’s ability to reinvest at higher rates in the future. For this reason, some of these securities may be subject to substantially greater price fluctuations during periods of changing market interest rates than are comparable securities that pay interest currently. Zero coupon securities may be subject to greater fluctuation in value and less liquidity in the event of adverse market conditions than comparably rated securities that pay cash interest at regular intervals. Further, the Fund is required to distribute income to its shareholders and, consequently, may have to dispose of other, more liquid portfolio securities under disadvantageous circumstances or may have to leverage itself by borrowing in order to generate the cash to satisfy these distributions. The required distributions may result in an increase in the Fund’s exposure to zero coupon securities. During a period of severe market conditions, the market for such securities may become even less liquid.

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INVESTMENT LIMITATIONS

Fundamental and Non-Fundamental Investment Restrictions

Fundamental Investment Restrictions

The following is a description of fundamental policies of the Fund that may not be changed without the vote of a majority of the Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less. The other restrictions set forth below, as well as the Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board of Trustees. The percentages set forth below and the percentages set forth in the Prospectus apply at the time of the purchase of a security, except (i) with respect to fundamental investment restriction (2) and (7), for which any such required percentages apply at all times and (ii) as otherwise required by applicable law.

The Fund may not:

(1)	Purchase securities which would cause 25% or more of the value of its total assets at the time of the purchase to be directly invested in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding obligations issued or guaranteed by the U.S. Government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions);

(2)	Borrow money, except to the extent permitted under the 1940 Act;

(3)	Make loans, except that the Fund may purchase or hold debt instruments in accordance with its investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

(4)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;

(5)	Purchase or sell real estate, although the Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;

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(6)	Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent the fund from engaging in transactions involving swaps, futures contracts, forward contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in a commodities or commodities trading business or that have a significant portion of their assets in commodities-related investments, subject to restrictions described in the Fund’s Prospectus and elsewhere in this SAI; and

(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

For the purposes of restriction (1) above, industry classifications are determined for the Fund in accordance with the industry or sub-industry classifications as defined by level 4 of the ICE industry classification system. The Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders. The use of any particular classification system is not a fundamental policy.

Restrictions (2) and (7) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the U.S. Securities and Exchange Commission (“SEC”). Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as the Fund complies with applicable regulatory requirements.

Non-Fundamental Investment Restrictions

The Board of Trustees may change the Fund’s name, investment objective or its principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change. In addition, it is contrary to the Fund’s present policies, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of the Fund’s net assets (based on then-current value) would then be invested in such securities. For purposes of this restriction, Rule 18f-4 under the 1940 Act allows a fund to enter into reverse repurchase agreements or similar financing transactions, notwithstanding the requirements of Sections 18(c) and 18(f)(1) of the 1940 Act, if the fund: (i) complies with the asset coverage requirements of Section 18, and combines the aggregate amount of indebtedness associated with all reverse repurchase agreements or similar financing transactions with the aggregate amount of any other senior securities representing indebtedness when calculating the asset coverage ratio; or (ii) treats all reverse repurchase agreements or similar financing transactions as derivatives transactions. Funds are also required to comply with certain recordkeeping requirements under Rule 18f-4 related to reverse repurchase agreements held by the fund. This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year to year, as well as within a year. The Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. See “FEDERAL INCOME TAXES.” In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “PORTFOLIO TRANSACTIONS AND BROKERAGE” in this SAI.

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For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings (defined below) data for the Trust on behalf of the Fund may be disclosed to Third Parties (defined below) (which may include the public) and Service Providers (defined below). No data about the Fund’s portfolio holdings may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Fund: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board of Trustees of the Trust, or an officer of the Trust.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolio Holdings. These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

In order to protect the Fund from any trading practices or other use by a Third Party that could harm the Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

Only officers of the Trust and their authorized agents, including, but not limited to, the Chief Compliance Officer of the Adviser, may approve the disclosure of the Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of the Trust and its authorized agents, including, but not limited to, the Chief Compliance Officer of the Adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

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Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the Adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Chief Compliance Officer for the Adviser (or persons designated by such Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be either subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Brigade Capital Management, LP (Adviser)	Daily	None	Daily	Daily
Brigade Capital UK LLP (Sub-Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
State Street (Custodian)	Daily	None	Daily	Daily
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Trust Counsel)	As needed	None	As needed	As needed
Thompson Hine LLP (Independent Counsel)	As needed	None	As needed	As needed
Kirkland & Ellis LLP (Adviser Counsel)	As needed	None	As needed	As needed
Bloomberg L.P.	Daily	None	Daily	Daily
Thomson Reuters Lipper	Monthly	30 days	Monthly	Monthly
Morningstar, Inc.	Monthly	30 days	Monthly	Monthly
Allvue Systems	Daily	None	Daily	Daily
SS&C Technologies, Inc.	Daily	None	Daily	Daily
FactSet Research Systems Inc.	Monthly	30 days	Monthly	Monthly
PricingDirect Inc	Daily	None	Daily	Daily
IHS Markit	Daily	None	Daily	Daily

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The Adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

The disclosure policy currently authorizes the quarterly dissemination of full portfolio holdings of the Fund with a thirty (30) calendar day lag. Except as set forth in this Policy, the full holdings of the Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-PORT; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-PORTs are available free of charge on the SEC’s website at www.sec.gov. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Morningstar and Lipper, at the same time that it is filed with the SEC.

Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to Third Parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided. These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

§	Disclosures that are required by law;

§	Disclosures necessary for Service Providers to perform services to the Fund, provided that they are made pursuant to a written agreement between the Service Provider and the receiving party that restricts such receiving party’s use of the information;
§	Disclosure necessary for Rating Agencies to assess applicable fund ratings;
§	Disclosures necessary to broker-dealers or banks as a part of the normal buying, selling, shorting or other transactions in portfolio securities;
§	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants or counsel; and
§	Disclosures to the Adviser of compiled data concerning accounts managed by the Adviser.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the Fund. Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients of the Adviser (including the Fund) even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser pursuant to its allocation guidelines. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund as well as applicable regulatory considerations in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client (in all cases, in compliance with applicable law). There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

The Adviser places orders for the purchase and sale of portfolio securities for the Fund through several brokers or dealers. The Adviser conducts a thorough analysis, based on its policies and procedures, to determine the broker or dealer to be used and the commission rates to be paid. The factors involved in the broker or dealer selection include transaction costs, broker research capabilities and service level.

The commissions paid by the Fund (which, in the case of fixed income transactions, are reflected in the bid-ask spread) comply with the Adviser’s duty to seek “best execution.” The Fund may pay commissions that are higher than that which they could obtain at another financial institution to effect the same transaction. The Adviser conducts an analysis and makes a determination as to the reasonableness of commissions in relation to the value of the brokerage and research services received. In seeking best execution, the determinative factor is not the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of services, including without limitation, the value of research provided, execution capability, commission rates, and responsiveness. The Adviser seeks competitive rates but may not obtain the lowest possible commission rates for transactions executed by the Fund. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolio, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

Subject to the Adviser’s policy of seeking best execution for transactions, and subject to the criteria of Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may place trades with a broker-dealer that provides brokerage and research services. The Adviser may have an incentive to select or recommend a broker based on its interest in receiving research or other products or services, rather than its interest in receiving the most favorable execution for the Fund. However, in selecting a broker for research, the Adviser makes a good faith determination that the amount of commission charged is reasonable in relation to the value of the brokerage, research received. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the accounts over which it exercises investment discretion. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, brokerage and research products and services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients. Subject to Section 28(e) of the 1934 Act, the Adviser may pay a broker additional commission in recognition of the value of the brokerage and/or research services provided by that broker. When the Adviser uses Fund brokerage commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for the research, products or services. The advisory fees paid by the Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear. However, because the Adviser pursues an investment strategy on behalf of the Fund that is primarily fixed income, rather than equity, oriented, the amount of “soft” dollars that may be generated by trading in the Fund and accordingly utilized to pay for research or other products or services provided by brokers, dealers or other third parties historically has not been meaningful.

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The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards. As of the date hereof, the Adviser does not have any affiliated broker-dealer.

For the fiscal period ended September 30, 2025, the Fund paid $0 in brokerage commissions.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Monthly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of the Fund are currently divided into two share classes: Founders Class and Institutional Class shares.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and the Trust. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Board of Trustees in such manner as they determine to be fair and reasonable.

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Purchase of Shares

No sales charges will be applied to your share purchases.

Founders Class shares are only offered to investors who: (i) satisfy the minimum investment requirements described in the Prospectus, and (ii) are advisory clients of certain entities with whom the Adviser has a strategic relationship.

Institutional Class shares are typically offered only through certain types of financial intermediaries and to certain institutional investors. Institutional Class shares and Founders Class shares are offered directly, via the Fund’s transfer agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors). Such intermediaries may require payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

The minimum investments in the Fund are set forth in the Prospectus. The Fund reserves the right to waive or change investment minimums.

Subsequent investments may be made at any time by mailing a check or by phone. If the shareholder is mailing in the purchase, this should be mailed to the Transfer Agent, along with purchase instructions including the fund account number. Shareholders should be sure to write the Fund’s account number on the check. If the shareholder has a bank account established on their account, the shareholder can call the toll free to initiate electronic purchase via the phone. Purchases of Fund shares (initial or subsequent) may not be made by third-party check.

Share purchase orders are effective at the next determined net asset value after the Fund or its authorized agents receive your purchase instructions in good order and, if applicable, a new Account Application. The Fund will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, money orders, credit card convenience checks, cash or equivalents or payments foreign currencies are not acceptable forms of payment. Share certificates will not be issued.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire. Shareholders utilizing wire transfer are required to notify the Transfer Agent and provide investment instructions, including the fund account number, prior to the wire being received.

Shareholders utilizing wire transfer are required to notify the Transfer Agent and provide investment instructions, including the fund account number, prior to the wire being received.

Transactions are processed at the next determined net asset value after your instructions are received in good order. Transactions received prior to the close of the New York Stock Exchange, “market close” (typically 4:00 PM EST), will be processed with the current trade date. Transactions received after market close will be processed on the next business day.

The price of the Fund’s shares and the valuation of Fund assets are discussed below in “NET ASSET VALUE.”

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Exchange of Shares

If you are an existing shareholder of the Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in the Prospectus. Before affecting an exchange, you should read the Prospectus.

You may transfer between share classes of the Fund if you meet the minimum investment requirements for the class into which you would like to transfer. Transfer requests must be made in writing to the Fund’s transfer agent, or placed through your authorized agent. Exchanges between share classes of the Fund are generally non-taxable exchanges but tax reporting requirements may apply as described in “FEDERAL INCOME TAXES - Special Tax Considerations - Transfers between Classes of a Single Fund.

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, the Fund reserves the right to impose such a limitation. Call or write the Fund for further details.

Redemption of Shares

If the Board of Trustees determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period: (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

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Redemption Fees. If you sell or exchange your shares of the Fund after holding them 60 calendar days or less, a 1.00% redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

No redemption requests will be processed until the Fund has received a completed Purchase Application, and no redemption of shares purchased by check will be made until all checks received for such shares have been collected, which may take up to 10 days or more.

Note: Under the 1940 Act, the Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or (iv) as otherwise permitted by the SEC or other regulatory authority. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Trust’s Board of Trustees. The Board approves all significant agreements between/among the Fund and the persons or companies that furnish services to the Fund, including agreements with the Fund’s distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Adviser and the Fund’s administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

Independent Trustees

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	8	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).

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Merrillyn J. Kosier, Birth year: 1959	Trustee	Ms. Kosier was elected to the Board on November 17, 2021.	Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R. J. O’Brien & Associates (1982 - 1984). Most recently, Ms. Kosier joined the board of Miami Corporation Management, a multi-generation family office and family holding company (June 2023 - present). She is also Board and CEO Advisor to Bridgeway Capital Management, a U.S. asset manager specializing in statistically driven institutional investment strategies, mutual funds, and sub-advisory services (December 2023 - present).	8	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 - present).
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	8	Mr. Seese is a Director of the Alpha Alternative Assets Fund (September 2021 to Present), The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

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Officers

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas Foss, Birth Year: 1977	President	President Since August 2022 Chief Compliance Officer from January 2018 -August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Director, Fund Compliance & Governance at SS&C ALPS. Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of Sound Point Meridian Capital, Inc; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jill McFate Birth Year: 1978	Treasurer	Since December 2021	Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.

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Theodore J. Uhl, Birth Year: 1974	Chief Compliance and Anti-Money Laundering Officer	Since August 2024	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also Chief Compliance Officer of Financial Investors Trust, GraniteShares ETF Trust, Accordant ODCE Index Fund, Axonic Funds, and the SS&C Interval Fund Platform.
Camilla Nwokonko, Birth Year: 1995	Secretary	Since October 2024	Ms. Nwokonko specializes in legal and regulatory matters in investment management, including regulatory compliance, corporate governance, and issues related to both registered and private funds. She holds a Juris Doctor from Marquette University Law School and a Bachelor of Science in Economics from Texas A&M University, providing her with a solid academic foundation. Prior to her current role, she gained valuable experience as an Associate Attorney at U.S. Bank Global Fund services—a global fund administrator, where she navigated complex regulatory frameworks. Ms. Nwokonko has also obtained experience through internships and roles at Northwestern Mutual and Oracle Corporation.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.

**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Each Officer is appointed on an annual basis, and serves until such Officer’s successor is appointed, or such Officer resigns or is deceased.

***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.

****	The Fund Complex currently consists of 8 series of the Trust.

Ward D. Armstrong- Through his experience as a senior officer of and board member of financial and other organizations, Mr. Armstrong contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience. Additional information regarding Mr. Armstrong’s principal occupations and other directorships held is presented in the chart above. Mr. Armstrong received a B.S. in Business Administration (Finance Emphasis) from the University of Minnesota, Carlson School of Management.

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Merrillyn J. Kosier- Through her experience as a senior officer and trustee in the investment management industry, Ms. Kosier contributes her management and oversight experience to the Board. The Board also benefits from her experience as a board member of other organizations. She was selected to serve as a Trustee of the Trust based on her business acumen, regulatory and 40 Act funds knowledge, distribution and marketing/communications experience in the financial services arena. Additional information regarding Ms. Kosier’s principal occupations and other directorships held is presented in the chart above. Ms. Kosier is a graduate of Andrews University and earned an MBA from Loyola University Chicago.

Patrick Seese- Through his experience as a senior officer of and board member of financial and other organizations, Mr. Seese contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other organizations. He was selected to serve as a Trustee of the Trust based on his business, financial services and accounting experience. Additional information regarding Mr. Seese’s principal occupations and other directorships held is presented in the chart above. Mr. Seese is a graduate of the University of Colorado and earned an MBA from The University of Chicago Booth School of Business. He is one of the founders of The Mile High Five Foundation (MH5), a charity dedicated to fund youth/health-related organizations.

None of the Independent Trustees own securities in Brigade Capital Management LP, the Fund’s investment adviser, Brigade Capital UK, LLP, the Fund’s investment sub-adviser, or ALPS Distributors, Inc., the Funds’ principal underwriter, nor do they own securities in any entity directly controlling, controlled by, or under common control with these entities.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust. The Board is currently composed of three members, all of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Ward D. Armstrong, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These include the Trust’s series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by the fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Trust’s Chief Compliance Officer, the Trust’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer to oversee the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

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Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees, are: Ward D. Armstrong, Merrillyn J. Kosier, and Patrick Seese. The Audit Committee met three times during the fiscal year ended September 30, 2025.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are: Ward D. Armstrong, Merrillyn J. Kosier, and Patrick Seese. The Nominating and Corporate Governance Committee of the Board met one time during the fiscal year ended September 30, 2025.

Independent Trustee Retirement Policy. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Independent Trustee Retirement Policy (“Retirement Policy”), Independent Trustees are required to retire upon the end of the calendar year in which such Trustee attains age of 80. The Trustees review the Fund’s Retirement Policy from time to time and may make changes as deemed appropriate.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS Series Trust, c/o Secretary, 1290 Broadway, Suite 1000, Denver, Colorado, 80203.

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As of December 31, 2025, the dollar range of equity securities in the Fund beneficially owned by the Trustees were as follows:

Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Ward Armstrong	None	None
Merrillyn J. Kosier	None	None
Patrick Seese	None	None

*	The Fund Complex currently consists of 8 series of the Trust.

Remuneration of Trustees. As of September 30, 2025, the Trustees of the Trust receive a quarterly retainer of $16,250, plus $5,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,875 and the Independent Chair receives a quarterly retainer of $4,250. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

For the fiscal year ended September 30, 2025, the Trustees received the following compensation:

Trustees	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
Ward D. Armstrong	$102,000	$0	$0	$102,000
J. Wayne Hutchens**	$85,000	$0	$0	$85,000
Merrillyn J. Kosier	$85,000	$0	$0	$85,000
Patrick Seese	$92,500	$0	$0	$92,500

*	The Fund Complex currently consists of 8 series of the Trust.
**	J. Wayne Hutchens resigned as a Trustee of the Trust effective after the close of business on November 20, 2025.

No officer, trustee, or employee of the Adviser or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGER

Brigade Capital Management, LP (the “Adviser”), subject to the authority of the Trust’s Board of Trustees, is responsible for the overall management and administration of the Fund’s business affairs. As of September 30, 2025, the Adviser managed approximately $30.3 billion in assets. The Adviser’s address is 399 Park Avenue, 15th Floor, New York, NY 10022.

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Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Adviser, the Fund pays the Adviser an annual management fee of 0.50% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Fund may terminate the Advisory Agreement upon thirty (30) days’ written notice. The Adviser may terminate the Advisory Agreement upon one hundred and twenty (120) days’ notice. For the fiscal period ended September 30, 2025, the Fund paid the Adviser $3,452,316 in advisory fees.

Under the terms of the Advisory Agreement, the Fund is responsible for payment of all costs, fees, expenses or charges in connection with their assets, investments and operations, including but not limited to all investment expenses, including, without limitation, reasonable fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, and any costs associated with originating loans, asset securitizations, alternative lending-related strategies and so-called “broken-deal” costs (e.g., fees, expenses and liabilities, including, for example, due diligence-related fees, costs, expenses and liabilities with respect to unconsummated investments reasonably intended by the Adviser for purchase by the Fund).

Pursuant to a Co-Administration Agreement between the Adviser and the Trust, on behalf of the Fund, the Adviser provides certain administrative services to the Fund, including but not limited to: (i), causing an officer or officers of the Adviser to serve as the “derivatives risk manager” for the Fund pursuant to Rule 18f-4 under the 1940 Act; and (ii) serving as the “valuation designee” for the Fund pursuant to Rule 2a-5 under the 1940 Act. As compensation for such services, the Fund pays the Adviser an annual co-administration fee of 0.05% based on the Fund’s average daily net assets. The co-administration fee is paid on a monthly basis. For the fiscal period ended September 30, 2025, the Fund paid the Adviser $345,232 in co-administration fees.

With respect to the Founders Class of the Fund, the Adviser has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, shareholder servicing fees, brokerage expenses, interest expenses, taxes and extraordinary expenses) of the Fund to an annual rate of 0.52% of the Fund’s average daily net assets for such class.

With respect to the Institutional Class of the Fund, the Adviser has contractually agreed to limit the Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, shareholder servicing fees, brokerage expenses, interest expenses, taxes and extraordinary expenses) of the Fund to an annual rate of 0.52% of the Institutional Class of the Fund’s average daily net assets for such class.

This agreement is in effect through at least January 31, 2027, and will automatically continue upon annual approval by the Board of Trustees for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced.

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The table below shows the management fees for Brigade Capital Management, LP for the fiscal year indicated below:

	For the Fiscal Year Ended September 30, 2025	For the Fiscal Year Ended September 30, 2024	For the Period Ended September 30, 2023
Brigade High Income Fund
Gross Advisory Fees	$3,452,316	$2,550,492	$611,119
Waiver of Advisory Fees	$(963,439)	$(863,781)	($271,778)
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$2,488,877	$1,686,711	$339,341

Sub-Adviser

The Adviser has engaged Brigade Capital UK LLP as sub-adviser to the Fund (the “Sub-Adviser”). The Sub-Adviser is located at Southwest House, Third Floor, 11A Regent Street, London, SW1Y 4LR.

The Adviser has delegated certain investment advisory services to the Sub-Adviser pursuant to a sub-advisory agreement (the “Sub-Advisory Agreement”). The Sub-Adviser is paid by the Adviser and not the Fund. The Sub-Adviser will help coordinate the investment and reinvestment of Fund assets, recommend the allocation of Fund assets to the Adviser for execution of trades and place orders for the purchase and sale of securities for the Fund.

The Sub-Advisory Agreement will continue in effect for a period beyond two years from the date of its execution so long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Trust or by the Board, and (ii) by a majority of the Trustees who are not parties to such Contract or “interested persons” (as defined in the 1940 Act) of any such party. The Sub-Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the Trust, or by the Adviser, or the Sub-Adviser, on 60 days’ written notice by either party and will terminate automatically if assigned. For the fiscal period ended September 30, 2025, the Fund paid the Sub-Adviser $0 in sub-advisory fees.

A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement and Sub-Advisory Agreement is included in the Fund’s annual report to shareholders for the period ended September 30, 2025.

DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Trust on behalf of the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics consistent with the requirements of Rule 17j-1 of the 1940 Act. Subject to certain restrictions, these codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

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ADMINISTRATOR

The Trust on behalf of the Fund currently employs ALPS Fund Services, Inc. (an affiliate of the Distributor) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Fund.

The table below shows the administrative fees earned by ALPS for the fiscal year indicated below:

	For the Fiscal Year Ended September 30, 2025	For the Fiscal Year Ended September 30, 2024	For the Period Ended September 30, 2023
Brigade High Income Fund	$415,151	$334,053	$80,636

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B are the Trust’s Proxy Voting Policies and Procedures and a Summary of the Adviser’s Proxy Voting Policies and Procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities. Information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (i) upon request, by calling (212) 745-9700 or by sending a request to IR@brigadecapital.com  and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Funds and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of a class of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.

A shareholder who owns beneficially 25% or more of the outstanding securities of the Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

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As of December 31, 2025, the following shareholders owned 5% or more of the outstanding shares of the Fund as listed below:

Fund	Class	Shareholder Name	Address	Percentage of Interest	Type of Ownership
Brigade High Income Fund	Founders	THE NOTHERN TRUST CO. CUST., FBO SAG – AFTRA HEALTH PLAN	PO BOX 92956 CHICAGO, IL 60680-2956	7.04%	Retail
Brigade High Income Fund	Founders	U.S. BANK NA	1555 N RIVERCENTER DR., STE. 302 MILWAUKEE, WI 53212	58.78%	Trust Dealer
Brigade High Income Fund	Founders	RELIANCE TRUST COMPANY	201 17TH ST NW, STE 1000 ATLANTA, GA 30363	14.58%	Trust Dealer
Brigade High Income Fund	Institutional	BRIGADE CAPITAL GP LLC	399 PARK AVE., FL 16 NEW YORK, NY 10022-4415	100%	Retail

As of December 31, 2025, the officers and Trustees of the Trust owned less than 1% of any class of the outstanding shares of the Funds.

EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pay for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGERS

The following sections set forth certain additional information with respect to the portfolio managers for the Fund. Unless noted otherwise, all information is provided as of September 30, 2025.

Other Accounts Managed by Portfolio Managers

The table below identifies as of September 30, 2025, the number of accounts (other than the Fund with respect to which information is provided) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

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Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Donald E. Morgan III	5	$ 1,063.6	64	$21,423.4	47	$ 9,652.3
Douglas Pardon	5	$ 1,063.6	14	$ 5,673.7	25	$ 6,594.8

Portfolio Manager Compensation

The compensation structure of Donald E. Morgan III and Douglas Pardon, co-portfolio managers of the Fund, is determined by the Adviser in accordance with its own internal remuneration policy. As a guiding principle, Brigade’s compensation structure is designed to seek to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. As equity owners of the Adviser, Mr. Morgan and Mr. Pardon each receive a fixed guaranteed payment (akin to a base salary for non-equity owners) from the firm. Mr. Morgan and Mr. Pardon are highly compensated by virtue of their respective equity ownership in the Adviser, as well as potential bonuses. The compensation for Mr. Morgan and Mr. Pardon is not specifically dependent on the performance of the Fund, and they are not compensated based on the growth of the Fund’s assets, or any other assets managed by the Adviser, except to the extent such growth contributes to the firm’s overall asset and revenue growth, which in turn contributes to the firm’s overall profitability (and may, accordingly, affect both the size of their annual performance bonus, as applicable, as well as the firm’s ongoing distributions of its profits to its equity holders).

Potential Conflicts of Interest with Other Accounts

Potential conflicts of interest may arise when a fund’s portfolio managers have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Adviser has worked to establish a firm-wide culture of compliance, and accordingly has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair and equitable allocation of limited investment opportunities among multiple funds and accounts over time. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts, including the Fund. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

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Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may (and typically will) be allocated among these several funds or accounts (or a subset of those funds or accounts), which may limit the Fund’s ability to take full advantage of the investment opportunity. Moreover, a potential conflict of interest involving client allocations may become more acute in the case of a privately-negotiated transaction in which the Adviser and/or its affiliated persons (including its portfolio managers) may have a heightened pecuniary interest (e.g., where the Adviser may be incentivized to overreach certain funds and/or accounts, including the Fund, either by including them in such transaction even though it would not be consistent with their investment objective, or by negotiating certain terms of the private transaction that inure to the benefit of certain funds and/or accounts at the expense of others, such as the Fund). The Adviser has developed compliance procedures designed to mitigate conflicts of interest associated with such transactions. While the Adviser believes that its compliance procedures, which provide that a Brigade legal professional shall review the proposed final allocation of any such transaction, adequately mitigate this risk, conflict resolution by the Adviser may result in certain clients (such as the Fund) receiving less consideration and/or less favorable treatment than they may have otherwise received in the absence of such a conflict of interest.

Pursuit of Differing Investment Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, a portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts, including the Fund. Because of differences in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held. Furthermore, a portfolio manager may purchase a security for one client account while appropriately selling that same security for another client account.

Investments in Different Layers of the Capital Structure. Client accounts managed by a portfolio manager may make an investment in a portfolio company in which another client of the Adviser holds an investment in a different class of such company’s debt or equity. Similarly, from time to time, clients of the Adviser will hold multiple investments across the capital structure of an issuer of varying classes, types or seniorities, but will hold different proportions of each such investment. Although the Adviser generally will make such investments only when it believes that such investment is in the best interests of each account and the possibility of actual adversity between such client accounts is remote, there may be instances where the interests of such client accounts, such as the Fund, actually conflict with one another. For example, one of the Adviser’s clients (such as the Fund) may hold unsecured debt of an issuer while another client holds secured debt of the same issuer, potentially resulting in one client holding an investment that is senior or junior to another client in the capital structure of such entity. In a restructuring, workout or other distressed scenario, the interests of such clients might be adverse to one another, and one such client might recover all or part of their investment while the other client does not. Decisions about what action should be taken in a troubled situation, including whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring, raise conflicts of interest concerns. In such circumstances, it is possible that a certain client’s interests may be subordinated or otherwise adversely affected by the Adviser by virtue of the other clients’ involvement and actions relating to their investment in the issuer. The Adviser will endeavor to mitigate such conflicts by treating each of its clients in as fair and equitable a manner as possible in light of the particular facts and circumstances. The actions taken by the Adviser on behalf of a client, including the Fund, are expected to vary based on the particular facts and circumstances surrounding each investment by two or more clients in different classes, series or tranches of an issuer’s capital structure, and, as such, investors should expect some degree of variation, and potential inconsistency, in the manner in which potential or actual conflicts are addressed. Accordingly, conflict resolution by the Adviser in such circumstances may result in one or more clients receiving less consideration and/or less favorable treatment than they may have otherwise received in the absence of such a conflict of interest. Furthermore, there can be assurance that the Adviser’s own interests will not influence its conduct when attempting to mitigate such conflicts.

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Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees (with respect to equity transactions in particular) than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the co-portfolio managers determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a co-portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that such individuals manage, including the Fund.

Variation in Compensation; Personal Interests. A conflict of interest may arise where the financial or other benefits available to the co-portfolio managers differ among the funds and/or accounts that such individuals manage. If the structure of the Adviser’s management fee and/or a co-portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), a co-portfolio manager might be motivated to recommend more attractive investment opportunities for certain funds and/or accounts over others. Furthermore, the co-portfolio managers might be motivated to favor funds and/or accounts in which he has a personal interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a co-portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a co-portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit such individual.

Cross Transactions. The Adviser may also execute transactions between or among client accounts (including rebalancing trades between client accounts, such as the Fund) by executing simultaneous purchase and sale orders for the same security. Even in situations where the Adviser believes there is no disadvantage to its clients, these “cross trade” transactions may nonetheless create an inherent conflict of interest. When engaging in cross transactions, the Adviser acts in good faith to ensure such transactions are fair and in the best interests of all participating client accounts and in all cases in accordance with applicable law (including, without limitation, Rule 17a-7 under the 1940 Act). Historically, however, the Adviser has not executed any cross trades involving the Fund.

Ownership of Securities

The table below identifies ownership of Fund securities by each portfolio manager as of the date of this SAI.

Portfolio Manager	Dollar Range of Ownership of Securities
Donald E. Morgan III	None
Douglas Pardon	None

NET ASSET VALUE

The following is a description of the procedures used by the Fund in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of the Fund is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

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In calculating net asset value, portfolio securities listed or traded on national securities exchanges for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued by the valuation designed at the mean of the last bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by the valuation designee. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the valuation designee, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the valuation designee. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.

FEDERAL INCOME TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, possibly with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Fund may vary depending upon the shareholder’s particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (i.e., entities classified as corporations for U.S. tax purposes that are organized under the laws of the United States or any state), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

Except where noted, this discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt entities, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, and traders in securities that elect to mark-to-market their securities holdings, (vi) shareholders holding shares as part of a hedge, straddle or conversion transaction, (vii) shareholders who are subject to either the U.S. federal alternative minimum tax or the U.S. federal corporate minimum tax, and (viii) insurance companies, and (ix) shareholders that are pass-through entities.

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If a pass-through entity (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of an owner in the pass-through entity will generally depend upon the status of the owner and the activities of the pass-through entity. Owners of pass-through entities that are considering the purchase of shares should consult their tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is the Fund’s policy to distribute annually to its shareholders as “ordinary income dividends” substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses). It is also the Fund’s policy to distribute annually the excess of net long-term capital gains over net short-term capital losses, if any, after offsetting any capital loss carryovers, as “capital gains dividends.”

Ordinary income dividends and capital gain distributions are payable as of the close of the Exchange on the record date for each dividend or distribution. Shareholders may elect to re-invest their ordinary income dividends or capital gain distributions, or both. The election may be made at any time by submitting a written request directly to the Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. The provisions of the Code applicable to regulated investment companies generally are expected to apply separately to the Fund even though the Fund is a series of the Trust. Furthermore, the Fund will separately determine its income, gain, losses and expenses for federal income tax purposes. This discussion assumes that the Fund will qualify under Subchapter M of the Code as a regulated investment company and will satisfy distribution requirements for taxation as a regulated investment company (as described below), although there can be no assurance that these assumptions will be correct.

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In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations (if any), the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which the Fund may invest in some investments.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to Treasury Regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, the Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying the Fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year - for example, because it was not sufficiently diversified under the applicable Code tests - the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income or in some cases qualified dividend income. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions, which may be taxed to shareholders as either ordinary income or qualified dividend income, which may be taxed to shareholders as either ordinary income or qualified dividend income. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

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As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is, any net long-term capital gains in excess of net short-term capital losses) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. The Fund generally intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryovers, in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-back dividends”). Spill-back dividends are taxed to shareholders in the year in which they are received.

If the Fund retains any net capital gain, the Fund will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year.

The Fund may be limited under Code Section 382 in its ability to offset its taxable income by capital loss carryforwards and net unrealized built-in losses after an “ownership change” of the Fund. The term “net unrealized built-in loss” refers to the excess, if any, of the Fund’s aggregate adjusted basis in its assets immediately before an ownership change, over the fair market value of such assets at such time, subject to a de minimis rule. The Fund would experience an ownership change under Code Section 382 if and when 5-percent shareholders of the Fund increase their ownership by more than 50 percentage points in the aggregate over their respective lowest percentage ownership of the Fund’s shares in a 3-year period. Under Code Section 382, if the Fund experiences an ownership change, the Fund may use its pre-change tax capital loss carryforwards and net unrealized built-in losses in a year after the ownership change generally only up to the product of the fair market value of the Fund’s equity immediately before the ownership change and a certain interest rate published monthly by the U.S. Treasury known as the applicable long-term tax-exempt rate. The foregoing limitation on the use of net unrealized built-in losses only applies for a period of five years after the ownership change, while the foregoing limitation on the use of pre-ownership change capital loss carryforwards lasts indefinitely.

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If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, distributions of amounts of capital gains offset by carried-forward capital losses are generally treated as return of capital distributions to shareholders. The Fund cannot carry back or carry forward any net operating losses. As of the fiscal year ended September 30, 2025, the Fund had accumulated long-term capital loss carry forwards of $7,218,352.

The Fund may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year (taking into account certain deferrals and elections) and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.

The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Fund).

Equalization Accounting

The Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, the Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow the Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders. However, the IRS has not expressly authorized the particular equalization methods that the Fund may use, and the Fund’s use of an equalization method may be subject to IRS scrutiny. If the IRS determines that the Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a fund for any taxable year in which it is treated as a “personal holding company” for federal income tax purposes.

Personal Holding Company

A Fund that is a “personal holding company” and that fails to distribute (or to be treated as distributing) all of its investment company taxable income may also be subject to a 20% nondeductible tax on its “undistributed personal holding company income.” A Fund would generally be a personal holding company for a taxable year if five or fewer individuals own more than 50% of its outstanding shares at any time in the last half of the taxable year. The term “individual” for this purpose includes private foundations and certain trusts. The Funds do not expect to be subject to the tax on undistributed personal holding company income, although there can be no assurance that this will never occur.

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Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned the shareholder’s shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable at rates applicable to ordinary income. The maximum long-term capital gain rate applicable to individuals is generally 20%.

The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain (assuming certain holding period and other requirements are satisfied), which (for this purpose) is 20%, in addition to the 3.8% Medicare tax discussed below. Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund (with respect to the dividend paying corporation’s stock) and its shareholders (with respect to the Fund’s shares).

If 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they satisfy certain holding period requirements with respect to their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported as such in a timely manner will be so treated in the hands of individual shareholders. Portions of the Fund’s distributions may be derived from qualified dividend income.

Distributions of earnings and gains are taxable to shareholders even if the distributions are paid from income or gains earned by the Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid) and whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, reported by the Fund as “exempt-interest dividends,” a designation which the Fund does not expect to make). Any gain resulting from the sale or redemption of Fund shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and certain trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. Net investment income for this purpose includes dividend and capital gain distributions received with respect to shares of the Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income also includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income is reduced by deductions properly allocable to such income.

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Dividends received by corporate shareholders that are reported by the Fund in a written statement furnished to shareholders may qualify for a 50% dividend received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, so long as (in either case) certain holding period requirements are met by the Fund (with respect to the dividend paying corporation’s stock) and a corporate shareholder (with respect to the Fund’s shares) and certain other conditions are satisfied.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by the Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met, and may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Section 163(j) of the Code generally limits the deductibility of business interest to the sum of the taxpayer’s business interest income and 30% of its adjusted taxable income. Certain small businesses are exempt from such limitations. If the Fund, as a regulated investment company, earns business interest income, the Fund would be permitted to pay Code Section 163(j) interest dividends to its shareholders. A shareholder that receives a Code Section 163(j) interest dividend generally may treat the dividend as interest income for purposes of Code Section 163(j) if certain holding period requirements are met. Generally, the shareholder must have held the fund shares for more than 180 days during the 361-day window beginning 180 days before the ex-dividend date, and the shareholder must not be obligated (under a short sale or otherwise) to make related payments with respect to substantially similar or related property.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in the shareholder’s shares, and thereafter as capital gain. A return of capital is generally not taxable, but it reduces a shareholder’s basis in the shareholder’s shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss equal to the difference between the amount received for the shares and the shareholder’s tax basis in the shares. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, such gain or loss will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund or other substantially identical securities are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Fund.

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Non-U.S. Taxes

Investments in non-U.S. securities may cause the Fund to be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons (including U.S. corporations) to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If the Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by the Fund would also be subject to certain holding period and other limitations imposed by the Code.

If the Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Fund does not anticipate that it will be eligible for the elections discussed in this section.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain foreign currency contracts may be subject to Code Section 1256, with the result that such contracts generally must be “marked to market” annually, and gains and losses with respect to such contracts would generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. See “Options and other Financial Products”, below. Certain of the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Passive Foreign Investment Companies

The Fund may own shares in foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years.

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If the Fund makes the mark-to-market election, the Fund could potentially mitigate certain adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize ordinary income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above.

Alternatively, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund must include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Amounts included in income under a QEF election will be qualifying income for a regulated investment company if such earnings are (i) distributed in the taxable year in which they are included, or (ii) derived with respect to the Fund’s business of investing in stock, securities, or currencies. In order to make a QEF election, the Fund must obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividend are not eligible to be treated as qualified dividend income.

In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election or a QEF election, the Fund may be subject to U.S. federal income tax and an interest charge on distributions with respect to such shares, or gain from the disposition of such shares, under punitive tax rules applicable to so-called “excess distributions from PFICs, even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Controlled Foreign Corporations

The Fund may invest in entities classified as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned, directly or constructively, by U.S. persons each of whom own, directly or constructively, 10% or more of the stock of the foreign corporation by vote or by value (“U.S. shareholders”). If the Fund is a U.S. shareholder with respect to a CFC, the Fund generally must annually include in income its allocable share of the CFC’s (i) “subpart F income” and (ii) “net CFC tested income”, both as defined by the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Amounts included in gross income by the Fund as subpart F income of a CFC are qualifying income for a regulated investment company under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Net CFC tested income included in gross income is treated in the same manner as subpart F income for various purposes of the Code except as provided in future rules issued by the Treasury Department.

Options and Other Financial Products

The Fund’s investments in derivatives including options, hedging transactions, forward contracts, future contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, result in the recognition of short-term capital gain, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

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Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. Losses realized by the Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

Rules governing the tax aspects of notional principal contracts in which the Fund may invest are not clear in various respects. As a result, the IRS could challenge the Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of the Fund as a regulated investment company.

When the Fund sells a put or call option, the premium received generally is not included in income at the time of receipt. If the option expires, the premium is generally included in income of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The sale by the Fund of a covered call option may result in the suspension of the fund’s holding period in the underlying security unless the call option is a “qualified covered call option”. Suspension of the holding period may result in short-term capital gains, taxable to fund shareholders at ordinary income rates, when the holder exercises the option, and may disqualify dividends issued on the underlying securities from being taxed to individual shareholders of the fund and other non-corporate shareholders as qualified dividends at rates applicable to long-term capital gains. A qualified covered call option is a covered call option that has a term of more than 30 days when issued, is not deeply in the money (as defined) when issued and satisfies certain other conditions.

Some of the Fund’s investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or losses attributable to section 1256 contracts are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”). Section 1256 contracts held by the Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

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Securities Issued or Purchased at a Discount

The Fund may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Under long-standing tax rules, a taxpayer that acquires an obligation with original issue discount generally must include the original issue discount in income on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations owned by the Fund that have original issue discount may include investments in payment-in-kind securities, and certain other obligations. Obligations with original issue discount owned by the Fund will give rise to income that the Fund will be required to distribute even though the Fund does not receive an interest payment in cash on the obligation during the year and may never receive such payment. In order to generate sufficient cash to make the required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such sales. If the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of a debt obligation at maturity over the basis of the obligation immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

Transfers between Classes of the Fund

Exchanges of shares between classes of the Fund are generally not taxable transactions. Certain “significant holders” of the Fund within the meaning of Treasury Regulation Section 1.368-3(c)(1) will be required to include in their federal income tax returns for the year of the exchange of one class of stock for another the information listed in Treasury Regulation Section 1.368-3(b). The term “significant holders” refers to shareholders of the Fund who own at least one percent (by vote or value) of the total outstanding shares of the Fund, as well as shareholders who own shares of the Fund (immediately before the exchange in question) having a tax basis of at least $1 million.

High-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by the Fund if it invests in such securities in order to seek to ensure that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

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Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who (i) fails to properly furnish the Fund with a correct taxpayer identification number (TIN), (ii) is identified by the IRS as otherwise subject to backup withholding, or (iii) fails to certify to the Fund that it is a U.S. person who is not subject to such withholding. The backup withholding tax rate is currently 24%.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that the shareholder has failed to report interest or dividends may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Fund (or its administrative agent) must report to the IRS and furnish to fund shareholders the cost basis for fund shares purchased on or after January 1, 2012 (“covered shares”) when such shares are subsequently redeemed, exchanged or otherwise sold and whether covered shares had a short-term or long-term holding period. In addition, the Fund is required to report the gross proceeds from the sale of all Fund shares (whether or not they are covered shares).

Fund shareholders may elect from among several IRS-accepted cost basis methods to calculate the cost basis of their covered shares. In the absence of such an election, the Fund will use its default cost basis method. Once the Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares, unless the shareholder revokes or changes the standing election. The cost basis method elected or applied may generally not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Reportable Transactions

If an individual shareholder recognizes a loss with respect to Fund shares of $2 million or more or a corporate shareholder recognizes a loss of $10 million or more in any single taxable year (or twice such amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper.

Withholding on Shares Held Through Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), special withholding rules apply when U.S. persons hold investments in the Funds through foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”). FFIs or NFFEs that are shareholders of the Fund may be subject to a 30% withholding tax on certain distributions paid by the Fund. The FATCA withholding tax generally may be avoided on payments to an: (a) FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and satisfies certain withholding requirements, and (b) NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury Regulations.

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An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

A NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Shares held through such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury Regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The certification requirements imposed by FATCA are in addition to the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules not described in this discussion apply to investments through defined contribution plans and other tax-qualified plans as well as to investments made by tax-exempt entities. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans or by such entities and the precise effect that investment in the Fund would have on their particular tax situation.

A type of savings account called “Trump Accounts” were introduced into the Code in 2025 as a type of individual retirement account for children.  Until the beginning of the first calendar year in which the account beneficiary attains the age of 18, a Trump Account can invest only in “eligible investments” which include only investments in mutual funds or exchange traded funds that track the returns of certain types of equity indexes.  The Fund does not expect to qualify as an eligible investment for Trump accounts and investors will not be eligible to invest a Trump Account in the Fund before the first calendar year in which the account beneficiary reaches the age of 18.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty and the potential applicability of the U.S. estate tax).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative actions.

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DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on January 12, 2012 and consists of multiple separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or series. When certain matters affect one fund but not another, the shareholders vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approvals of Investment Advisory Contracts are matters to be determined separately by the fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

42

OTHER INFORMATION ABOUT THE FUND

Custodian. State Street serves as the custodian for the Fund and is located at One Lincoln Street, Boston, MA 02111. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund. Sub-custodians provide custodial services for any foreign assets held outside of the United States.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Fund; (ii) make dividend and other distributions to shareholders of the Fund; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports; and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust on behalf of the Fund an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of the Distributor.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Trust. Its services include auditing the Fund's financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Trust and is located at 3400 Walnut Street, Suite 700, Denver, Colorado 80205. Thompson Hine LLP serves as counsel to the Independent Trustees and is located at 41 South High Street, Columbus, Ohio 43215.

PERFORMANCE INFORMATION

Yield and Total Return. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

The Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

43

Investors in the Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended September 30, 2025, and the report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, are incorporated herein by reference to the Fund’s Annual Report for the fiscal year ended September 30, 2025. The Annual Report is available at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

44

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

A-2

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment; capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

A-3

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-4

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-5

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc.

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

A-6

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

A-7

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

●	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

●	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

A-8

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

A-9

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

A-10

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

A-11

APPENDIX B

ALPS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to its portfolio securities. Under the Trust’s Proxy Voting Policy, the Fund has, subject to the oversight of the Trust’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, its Adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund CCO shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

General

The Trust and the Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

Delegation to the Adviser

The Trust believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1) to make the proxy voting decisions for the Fund, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

(2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

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Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter, or an affiliated person of the Fund, its Adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

BRIGADE CAPITAL MANAGEMENT, LP

SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES

(1)	Proxy Voting Procedures

(a)	All proxies sent to Advisory Clients that are actually received by Brigade Capital (to vote on behalf of the Advisory Clients) will be provided to Brigade Capital’s corporate actions team (the “Corporate Actions Team”).

(b)	The Corporate Actions Team will generally adhere to the following procedures (subject to limited exception):

1.	A written record of each proxy received by Brigade Capital (on behalf of the Advisory Clients) will be kept in Brigade Capital’s files;

2.	The Corporate Actions Team will determine which of the Advisory Clients hold the security to which the proxy relates;

3.	The Corporate Actions Team will consult with a majority of (which may be via telephone, in person or email) the Managing Member, the Senior Vice President, Finance/Chief Administrative Officer, the Chief Operating Officer & General Counsel and the respective analyst that is responsible for the security (together with the Chief Compliance Officer, collectively referred to as “Proxy Voting Committee”) and provide each member of the Proxy Voting Committee with:

(1)	a copy of the proxy;

(2)	a list of the Advisory Clients to which the proxy is relevant;

(3)	the amount of votes controlled by each Advisory Client; and

(4)	the deadline that such proxies need to be completed and returned to the Advisory Client in question.

4.	Prior to voting any proxies, the Proxy Voting Committee will determine if there are any conflicts of interest related to the proxy in question in accordance with the general guidelines in the Section 2 below. If a conflict is identified, the Proxy Voting Committee will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not.

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5.	If no material conflict is identified pursuant to these procedures, the Proxy Voting Committee will make a decision on how to vote the proxy in question in accordance with the guidelines set forth in Section 3 below. The Chief Compliance Officer, or his designee, will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

6.	Although not presently intended to be used on a regular basis, Brigade Capital is empowered to retain an independent third party to vote proxies in certain situations (including situations where a material conflict of interest is identified).

(2)	Handling of Conflicts of Interest

(a)	As stated above, in evaluating how to vote a proxy, the Proxy Voting Committee will first determine whether there is a conflict of interest related to the proxy in question between Brigade Capital and the Advisory Clients. This examination will include (but will not be limited to) an evaluation of whether Brigade Capital (or any affiliate of Brigade Capital) has any relationship with the company (or an affiliate of the company) to which the proxy relates outside an investment in such company by an Advisory Client managed by Brigade Capital.

(b)	If a conflict is identified and deemed “material” by the Proxy Voting Committee, Brigade Capital will determine whether voting in accordance with the proxy voting guidelines outlined in Section 3 below is in the best interests of affected Advisory Clients (which may include utilizing an independent third party to vote such proxies).

(c)	With respect to material conflicts, Brigade Capital will determine whether it is appropriate to disclose the conflict to affected clients and give Investors or Trustees the opportunity to vote the proxies in question themselves except that if the Advisory Client is subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and an ERISA Investor has, in writing, reserved the right to vote proxies when Brigade Capital has determined that a material conflict exists that does affect its best judgment as a fiduciary to the Advisory Client, Brigade Capital will:

(i)	Give the ERISA Investor the opportunity to vote the proxies in question himself or herself; or

(ii)	Follow designated special proxy voting procedures related to voting proxies pursuant to the terms of the written agreements with such ERISA Investor (if any).

(3)	Voting Guidelines

In the absence of specific voting guidelines mandated by a particular Investor, Brigade Capital will endeavor to vote proxies in the best interests of each Advisory Client, which may result in different voting results for proxies for the same issuer. Brigade Capital believes that voting proxies in accordance with the following guidelines is in the best interests of its Advisory Clients.

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Generally, Brigade Capital will vote in favor of routine corporate housekeeping proposals, including election of directors (where no corporate governance issues are implicated), selection of auditors, and increases in or reclassification of common stock.

Where applicable and material, Brigade Capital will consider the ESG voting guidance from a third- party source such as ISS, in addition to Brigade Capital’s internal research, to make its own decision regarding active votes for ESG-related proposals put forward by the companies in which Brigade Capital invests. Brigade Capital recognizes the importance of improved disclosure and transparency surrounding ESG practices. As a result, Brigade intends to promote transparency of ESG practices through the application of our Proxy Voting practices. Where applicable, proxy votes received relating to increased ESG disclosure for an investment, Brigade Capital will seek to review the vote and determine whether to vote for the increased disclosure. Brigade Capital believes that diversity within company boards is likely to lead to more beneficial outcomes for companies. As a result, Brigade seeks to consider board diversity when considering voting for or against the nomination of directors to a company’s board. In the majority of cases, Brigade generally believes that the separation of the roles of Chairman and CEO is beneficial to a company’s operations and will consider voting for such separation as applicable.

For other ESG topics within proposals that may arise, Brigade will seek to review each vote and determine whether to vote with or against management. Ultimately, ESG considerations inform the Firm’s decision making, but this is one of many qualitative and quantitative inputs, and not a primary objective. For other proposals, Brigade Capital shall determine whether a proposal is in the best interests of its Advisory Clients and may take into account the following factors, among others:

●	whether the proposal was recommended by management and Brigade Capital's opinion of management;

●	whether the proposal acts to entrench existing management and directors; and

●	whether the proposal fairly compensates management for past and future performance.

(4)	Disclosure of Procedures

Employees should note that a brief summary of these proxy voting procedures will be included in Brigade Capital’s Form ADV Part 2A and will be updated whenever these policies and procedures are updated.

(5)	Proxy Voting Issues Related to Registered Investment Companies

On or about July 1 of each year, Brigade Capital may need to supply certain proxy voting records to certain of its Registered Investment Company clients for which it serves as a sub-adviser. In accordance with the Registered Investment Company Requirements Section provided below, Brigade Capital will: (i) provide relevant proxy voting records to the Registered Investment Company prior to the stated deadline; (ii) review the draft Form N-PX, as prepared and provided by the Registered Investment Company; and (iii) provide a written certification related to the proxy records provided by Brigade Capital.

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(6)	Record-keeping Requirements

The Chief Compliance Officer, or his designee, will be responsible for maintaining files relating to Brigade Capital’s proxy voting procedures. Under the services contract between Brigade Capital and ISS, ISS will maintain most of Brigade Capital’s proxy-voting records. Records will be maintained and preserved for five years (certain of which are generally maintained through ISS) from the end of the fiscal year during which the last entry was made on a record, with records for the first two (2) years kept in the offices of Brigade Capital and/or ISS. Records of the following will be included in the files:

(a)	Copies of these proxy voting policies and procedures, and any amendments thereto;

(b)	A copy of each proxy statement that Brigade Capital actually receives; provided, however, that Brigade Capital may rely on obtaining a copy of proxy statements from the SEC’s EDGAR system for those proxy statements that are so available;

(c)	A record of each vote that Brigade Capital casts;

(d)	A copy of any document that Brigade Capital created that was material to making a decision on how to vote the proxies, or memorializes that decision (if any); and

(e)	A copy of each written request for information on how Brigade Capital voted proxies of an Advisory Client and a copy of any written response to any request for information on how Brigade Capital voted proxies on behalf of an Advisory Client.

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PROSPECTUS

February 1, 2026

Carret Kansas Tax-Exempt Bond Fund

Institutional Class Shares (Ticker Symbol: SEKSX)
Class A Shares (Ticker Symbol: IKSTX)

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Carret Kansas Tax-Exempt Bond Fund

FUND SUMMARY

Carret Kansas Tax-Exempt Bond Fund (“Fund”)

Investment Objective

The Fund seeks to preserve capital while producing current income for the investor that is predominately exempt from both federal and Kansas state income taxes.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. Information about sales charge discounts is available from your financial professional and in the “Buying and Redeeming Shares” section of the Prospectus and the “Purchase, Exchange and Redemption of Shares” section of the Statement of Additional Information (“SAI”).

Shareholder Fees (fees paid directly from your investment)
	Institutional	Class A
Maximum sales charge (Load) imposed on purchases (as a percentage of offering price)	None	4.25%
Redemption Fee (as a percentage of amount redeemed, if you sell or exchange your shares within 60 days of purchase)	None	None
Exchange Fee	None	None
Maximum Account Fee	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Institutional	Class A
Management Fees	0.30%	0.30%
Distribution and Service (12b-1) Fees	None	0.25%
Other Expenses(1)	0.35%	0.42%
Total Annual Fund Operating Expenses	0.65%	0.97%
Fee Waiver and Expense Reimbursement(2)	(0.17)%	(0.17)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.48%	0.80%

(1)	Restated to reflect current fees.

(2)

Carret Asset Management, LLC, the Fund’s investment adviser (“Adviser”), has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses, (excluding Rule 12b-1 Fees, shareholder servicing fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate of 0.48% of each class of the Fund’s average daily net assets. This agreement is in effect through at least January 31, 2027, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, this Agreement may only be amended or terminated with the approval of the Board of Trustees of the Trust. The Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the expense limitation agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class	$49	$191	$345	$794
Class A	$82	$292	$520	$1,173

Portfolio Turnover

During the most recent fiscal year for the Fund ended September 30, 2025, the Fund’s portfolio turnover rate was 10% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund seeks to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes by investing in bonds issued by Kansas municipalities. Under normal market conditions:

●

The Fund will invest predominantly in Kansas-based securities and may also invest in obligations of the United States government and its agencies and instrumentalities. The Fund may invest in securities issued by territories or possessions of the United States;

2	Prospectus | February 1, 2026

●

The Fund will invest in municipal bonds with maturities ranging up to 20 years and which are rated, at time of purchase, investment grade (rated Baa/BBB or better, as rated by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s Adviser to be of comparable quality);

●	The Fund will maintain a dollar weighted average portfolio maturity between 3 and 15 years;

●

At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes; and

●	At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in securities the income from which is not subject to the alternative minimum tax (“AMT”).

Main types of securities in which the Fund may invest:

●	Municipal securities from the State of Kansas

●	Municipal securities from other states and U.S. territories and possessions

●	Short-term money market securities, including cash and money market mutual funds, including shares of registered investment companies

The Fund will invest primarily in general obligation and revenue bonds. If any security held by the Fund falls below investment grade, the Fund will put the security on its credit watch list and will generally sell the security within 90 days of such credit downgrade. The Fund does not intend to principally invest in any particular sector of the municipal bond market.

Buy and Sell Strategy:

The Fund’s buy discipline is determined by the investment mandate, as well as metrics including; duration, rating, coupon, and sector/industry. After an approved universe of bonds is identified, the portfolio managers/analysts identify specific bond issues. Each credit is analyzed to determine its credit-worthiness and risk profile prior to a buy decision.

The Fund’s sell discipline takes into consideration bonds that fall in credit quality or that are viewed as having downward pricing risk. Bonds in industries that are perceived to be undergoing significant changes may result in a deteriorating financial condition. The sell discipline is also designed to alter the complexion of portfolios as portfolio managers strategically decide to change duration, credit quality, cash flows, etc.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Call Risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

●

Credit Risk. Credit risk is the risk that the issuer of a debt security, including ETNs, will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.

●

Duration Risk. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

●

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

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Carret Kansas Tax-Exempt Bond Fund

●

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

●

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Investment Company Risk. The Fund may invest in shares of registered investments companies, including shares of money market funds. In such circumstance, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of any underlying investment company when the Fund invests in shares of another investment company.

Liquidity Risk. The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other more widely held investments. In addition, the Fund may invest in securities that could become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk. The Fund’s success will depend on the management of the Adviser and on the skill and acumen of the Adviser’s personnel.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as the impact of inflation on the economy, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, technological developments such as artificial intelligence, natural disasters, war, the spread of infectious illness or other public issues, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Municipal Securities Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal bonds may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

●	General Obligation Bonds. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

●	Revenue Bonds. Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

State Specific Risk. State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. Kansas is home to 2.9 million residents, and its economy is reasonably diversified but still relies significantly on transportation equipment production, agriculture and food processing, as well as oil & gas production/processing. Adverse conditions affecting these industries could have a disproportionate effect on Kansas municipal securities.

Tax Risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax.

4	Prospectus | February 1, 2026

U.S. Government Obligations Risk. U.S. government securities are subject to market and interest rate risk, as well as varying degrees of credit risk. Some U.S. government securities are issued or guaranteed by the U.S. Treasury and are supported by the full faith and credit of the United States. Other types of U.S. government securities are supported by the full faith and credit of the United States (but not issued by the U.S. Treasury). In addition, other U.S. government issued securities, which are not backed by the full faith and credit of the U.S. Government, are subject to the risk that the U.S. Government will not provide financial support to such U.S. government agencies, instrumentalities or sponsored enterprises that issued such securities (since the U.S. Government is not obligated to do so by law) and these securities are subject to greater risk.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

The Fund commenced upon the reorganization of the American Independence Kansas Tax-Exempt Bond Fund, a series of American Independence Funds Trust (“Predecessor Fund”) into the Fund effective as of September 24, 2018. With the reorganization, the Fund assumed the financial and performance history of the Predecessor Fund.

The bar chart and performance table below provide an indication of the risks of an investment in the Fund for periods prior to the reorganization by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of the Bloomberg Municipal Bond Index, a broad measure of market performance, and the Bloomberg US Municipal Bond: 7 Year (6-8) Index, an index that is representative of the Fund’s investment strategy. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After-tax returns are shown for Institutional class shares only and will vary for Class A shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-qualified arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.carret.com or by calling the Adviser at 1-800-444-7388.

PERFORMANCE BAR CHART AND TABLE

Year-By-Year Total Returns as of December 31, 2025
Institutional Share Class

10%
5%
0%
-5%
-10%
0.55%
3.00%
1.05%
5.53%
5.07%
0.70%
-8.09%
4.24%
0.34%
4.88%
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025

The year-to-date return as of December 31, 2025 was 4.88%.

Best quarter:	7.22%	Q4 2023
Worst quarter:	(5.89)%	Q1 2022

Average Annual Total Returns
For the Period Ended December 31, 2025

	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	4.88%	0.30%	1.65%
Return After Taxes on Distributions	4.88%	0.29%	1.63%
Return After Taxes on Distributions and sale of shares	3.77%	0.66%	1.79%
Bloomberg US Municipal Bond: 7 Year (6-8) Index (reflects no deduction for fees, expenses or taxes)	5.68%	1.03%	2.24%
Bloomberg Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	4.25%	0.80%	2.34%
Class A Shares
Return Before Taxes	0.02%	(0.80)%	0.93%
Bloomberg US Municipal Bond: 7 Year (6-8) Index (reflects no deduction for fees, expenses or taxes)	5.68%	1.03%	2.24%
Bloomberg Municipal Bond Index(1) (reflects no deduction for fees, expenses or taxes)	4.25%	0.80%	2.34%

(1)	Broad-based securities market index

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Carret Kansas Tax-Exempt Bond Fund

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold Fund shares through tax-qualified arrangements such as 401(k) plans or individual retirement accounts. Returns for Class A shares reflect the deduction of sales loads. After-tax returns for Class A shares, which are not shown, will vary from those shown for Institutional Class shares.

Investment Adviser

Carret Asset Management, LLC is the investment adviser to the Fund.

Portfolio Managers

The Fund is managed by the following portfolio managers, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

Portfolio Managers	Period of Service with the Fund	Primary Title
Jason R. Graybill	Since Inception (September 24, 2018)	Portfolio Manager
Neil D. Klein	Since Inception (September 24, 2018)	Portfolio Manager

Purchase and Sale of Fund Shares

The Fund offers two classes of shares: Institutional Class shares and Class A shares. You may purchase, exchange or redeem Fund shares on any business day by written request via mail to the Carret Kansas Tax-Exempt Bond Fund, c/o ALPS Fund Services, Inc., P.O. Box 219604, Kansas City, MO 64121-9604, by telephone at 1-833-287-7933, or through a financial intermediary. You may also purchase and redeem Fund shares by wire transfer. Investors who wish to purchase, exchange or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

The minimum initial and subsequent investment amounts are shown below. For a description of the Fund’s Institutional Class and Class A shares, see “Buying and Redeeming Shares.”

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

Tax Information

The Fund intends to make distributions that will be exempt from federal income tax, although some distributions made by the Fund may be taxable as ordinary income or capital gains. Distributions that are derived from interest paid on certain bonds may be an item of tax preference for a shareholder that is subject to the federal alternative minimum tax. If you are investing through a tax-qualified arrangement, such as a 401(k) account or an individual retirement account, special tax rules will apply. The Fund is not recommended for such tax-qualified arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

This section describes the investment objectives and principal investment strategies of the Fund. See “MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS” in this Prospectus and the Statement of Additional Information for more information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Fund’s investment objective is to seek to preserve capital while producing current income for the investor that is predominately exempt from both federal and Kansas state income taxes.

While there is no assurance that the Fund will achieve their investment objectives, the Fund endeavors to do so by following the strategies and policies described in this Prospectus.

The Fund’s investment objective is not “fundamental”, which means that it may be changed without the approval of Fund shareholders.

6	Prospectus | February 1, 2026

The Board of Trustees (“Board”) may change the Fund’s name, investment objectives or principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any change to the Fund’s name, or policies with respect to investing: (i) at least 80% of the Fund’s net assets, plus borrowings for investment purposes, in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes; and (ii) at least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in securities the income from which is not subject to the AMT. If there is a material change to the Fund’s investment objectives or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

Additional Information About The Fund’s Investment Strategy

Additional information on principal strategies can be found below and details on the various types of investments can be found in the Statement of Additional Information (“SAI”) for the Fund. Under the 1940 Act, the Fund is classified as diversified.

80% Policy. The Fund has a policy of investing at least 80% of its net assets, plus borrowings for investment purposes, in securities that are consistent with the Fund’s name. If the Fund changes this policy, a notice will be sent to shareholders at least 60 days in advance of the change and this prospectus will be supplemented.

Temporary or Defensive Policy. Under adverse, uncertain or abnormal market conditions or at times of extraordinary market volatility, the Fund may, for temporary defensive purposes, invest up to 100% of its assets in cash or cash equivalents, including investment grade short-term obligations or invest in other securities that the Adviser believes are less risky than those normally invested in by the Fund.

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Carret Kansas Tax-Exempt Bond Fund

The Fund seeks to preserve capital while producing current income for the investor that is exempt from both federal and Kansas state income taxes by investing in bonds issued by Kansas municipalities. Under normal market conditions:

●

The Fund will invest predominantly in Kansas-based securities and may also invest in obligations of the United States government and its agencies and instrumentalities. The Fund may invest in securities issued by territories or possessions of the United States;

●

The Fund will invest in municipal bonds with maturities ranging up to 20 years and which are rated, at time of purchase, investment grade (rated Baa/BBB or better, as rated by a nationally recognized statistical rating organization, such as Moody’s Investors Service Inc. (‘‘Moody’s’’), Standard & Poor’s Corporation (‘‘S&P’’), or Fitch Ratings Ltd. (‘‘Fitch’’), or which are unrated and determined by the Fund’s Adviser to be of comparable quality);

●	The Fund will maintain a dollar weighted average portfolio maturity between 3 and 15 years;

●

At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in municipal bonds which produce interest that is exempt from federal income tax and, in the opinion of bond counsel of the issuer of Kansas obligations, is exempt from Kansas state income taxes; and

●	At least 80% of the Fund’s net assets, plus borrowings for investment purposes, will be invested in securities the income from which is not subject to the alternative minimum tax (“AMT”).

Main types of securities in which the Fund may invest:

●	Municipal securities from the State of Kansas

●	Municipal securities from other states and U.S. territories and possessions

●	Short-term money market securities, including cash and money market mutual funds, including shares of registered investment companies

The Fund will invest primarily in general obligation and revenue bonds. If any security held by the Fund falls below investment grade, the Fund will put the security on its credit watch list and will generally sell the security within 90 days of such credit downgrade. The Fund does not intend to principally invest in any particular sector of the municipal bond market.

Buy and Sell Strategy:

The Fund’s buy discipline is determined by the investment mandate, as well as metrics including; duration, rating, coupon, and sector/industry. After an approved universe of bonds is identified, the portfolio managers/analysts identify specific bond issues. Each credit is analyzed to determine its credit-worthiness and risk profile prior to a buy decision.

The Fund’s sell discipline takes into consideration bonds that fall in credit quality or that are viewed as having downward pricing risk. Bonds in industries that are perceived to be undergoing significant changes may result in a deteriorating financial condition. The sell discipline is also designed to alter the complexion of portfolios as portfolio managers strategically decide to change duration, credit quality, cash flows, etc.

THE FUND’S PRINCIPAL INVESTMENT RELATED RISKS

The Fund’s investment objective and principal investment strategies are described above under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” This section provides additional information about the principal risks that may affect the Fund’s portfolio. Additional information about some of the Fund’s investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Risks of Investing in the Fund?

Call Risk. Call risk is the likelihood that a security will be prepaid (or “called”) before maturity. An issuer is more likely to call its bonds when interest rates are falling, because the issuer can issue new bonds with lower interest payments. If a bond is called, the Fund may have to replace it with a lower-yielding security.

Fixed-Income Securities Risk. Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). Generally, fixed-income securities will decrease in value if interest rates rise and will increase in value if interest rates decline. Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled.

●

Credit Risk. Credit risk is the risk that the issuer of a debt security, including ETNs, will fail to repay principal and interest on the security when due. Credit risk is affected by the issuer’s credit status, and is generally higher for non-investment grade securities.

8	Prospectus | February 1, 2026

●

Duration Risk. Duration is a measure of the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Similarly, a fund with longer average fund duration will be more sensitive to changes in interest rates and will experience more price volatility than a fund with shorter average fund duration. By way of example, the price of a bond fund with duration of five years would be expected to fall approximately 5% if interest rates rose by one percentage point.

●

Extension Risk. Extension risk is the risk that an issuer will exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

●

Interest Rate Risk. Interest rate risk is the risk that a debt security’s value will decline due to changes in market interest rates. Even though some interest-bearing securities offer a stable stream of income, their prices will still fluctuate with changes in interest rates. The Fund may be subject to greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. When interest rates change, the values of longer-duration debt securities usually change more than the values of shorter-duration debt securities.

●

Prepayment Risk. Prepayment occurs when the issuer of a security can repay principal prior to the security’s maturity. Securities subject to prepayment can offer less potential for gains during a declining interest rate environment and similar or greater potential for loss in a rising interest rate environment. In addition, the potential impact of prepayment features on the price of a debt security can be difficult to predict and result in greater volatility. This risk could affect the total return of the Fund.

Investment Company Risk. The Fund may invest in shares of registered investments companies, including shares of money market funds. In such circumstance, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of any underlying investment company when the Fund invests in shares of another investment company.

Liquidity Risk. The Fund may invest in securities or instruments that trade in lower volumes and may make investments that are less liquid than other more widely held investments. In addition, the Fund may invest in securities that could become less liquid in response to market developments or adverse investor perceptions. Investments that are trade in lower volumes may be more difficult to value. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security or instrument at all. An inability to sell one or more portfolio positions can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Management Risk. The Fund’s success will depend on the management of the Adviser and on the skill and acumen of the Adviser’s personnel.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as the impact of inflation on the economy, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, changes in the general outlook for corporate earnings, changes in interest or currency rates, technological developments such as artificial intelligence, natural disasters, war, the spread of infectious illness or other public issues, or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry.

Municipal Securities Risk. Municipal bonds are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest. Municipal bonds can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market. Municipal bonds may include revenue bonds, which are generally backed by revenue from a specific project or tax. The issuer of a revenue bond makes interest and principal payments from revenues generated from a particular source or facility, such as a tax on particular property or revenues generated from municipal water or sewer utility or an airport. Revenue bonds generally are not backed by the full faith and credit and general taxing power of the issuer. The market for municipal bonds may be less liquid than for taxable bonds. There may be less information available on the financial condition of issuers of municipal securities than for public corporations.

●	General Obligation Bonds. Timely payments depend on the issuer’s credit quality, ability to raise tax revenues, and ability to maintain an adequate tax base.

●	Revenue Bonds. Payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

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Carret Kansas Tax-Exempt Bond Fund

State Specific Risk. State specific risk is the chance that the Fund, because it invests primarily in securities issued by Kansas and its municipalities, is more vulnerable to unfavorable developments in Kansas than funds that invest in municipal bonds of many different states. Kansas is home to 2.9 million residents, and its economy is reasonably diversified but still relies significantly on transportation equipment production, agriculture and food processing, as well as oil & gas production/processing. Adverse conditions affecting these industries could have a disproportionate effect on Kansas municipal securities. In July 2019, Moody’s affirmed the State of Kansas’ Aa2 issuer rating, and more recently (October 2020), announced the completion of a periodic ratings review of the state without a concurrent change to the state credit rating. In its issuer rating considerations, Moody’s cited the state’s large economy at $170 billion (the 32nd largest in the U.S.), general government flexibility, recent improvements in spending and liquidity, as well as its current ability to handle the economic effects of the coronavirus pandemic as positive factors. The state continues to face challenges to economic growth and pressures created by underfunded pensions by above average fixed costs and borrowing leverage. In April 2020, S&P Global Ratings revised the credit outlook on U.S. colleges and universities (including all related entities) to negative from stable, due to the heightened risks associated with the financial toll caused by the COVID-19 pandemic. Three Kansas-based Universities made the S&P list – Emporia State University, Kansas State University, and University of Kansas. The rating impact may be relatively short-lived as the pandemic-related challenges facing America’s colleges/universities diminishes over time. The state’s overall diversity and financial resilience may enhance economic growth and fiscal soundness over the next several quarters.

Tax Risk. Income from municipal securities held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the alternative minimum tax.

U.S. Government Obligations Risk. U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, such as the U.S. Treasury. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the U.S. or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust’s policies and procedures with respect to the disclosure of Fund’s portfolio securities are described in the Fund’s SAI.

MANAGEMENT

Carret Asset Management, LLC (“Adviser”), subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund’s portfolio. The Adviser’s principal address is 360 Madison Avenue, 20th Floor, New York, NY 10017.

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee for the Fund based on the Fund’s average daily net assets. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual Advisory Fee (%) (annual rate)	Effective Investment Advisory Fee Rate (%) (for the fiscal year ended September 30, 2025)
0.30%	0.13%

The management fee is paid monthly. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Fund may terminate the Advisory Agreement upon sixty (60) days’ notice. The Adviser may terminate the Advisory Agreement upon one-hundred twenty (120) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement is provided in the Fund’s reports on Form N-CSR for the period ended September 30, 2025.

The Adviser has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses, (excluding Rule 12b-1 Fees, shareholder servicing fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate of 0.48% of each class of the Fund’s average daily net assets. This agreement is in effect through at least January 31, 2027, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, this Agreement may only be amended or terminated with the approval of the Board of Trustees of the Trust. The Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the expense limitation agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced.

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THE PORTFOLIO MANAGERS

The portfolio managers are jointly and primarily responsible for the day-to-day investment and reinvestment of the Fund’s assets. The portfolio managers listed below have served as the Fund’s portfolio managers since the Fund’s inception.

Information about the portfolio managers, including information about the portfolio managers’ business experience, appears below. More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund is included in the SAI.

PORTFOLIO MANAGER	PAST 5 YEARS’ BUSINESS EXPERIENCE
Neil D. Klein

Mr. Klein graduated from Pennsylvania State University in 1987, with a Bachelor of Science degree in AgriBusiness Management and from Temple University, Fox School of Business with a Master of Business Administration (MBA) degree. Mr. Klein has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008. From July 2005 through May 2008, Mr. Klein was a Senior Portfolio Manager of Abner, Herrman & Brock, LLC.

Jason R. Graybill, CFA

Mr. Graybill graduated from Towson University in 1992, with a Bachelor of Science degree in Business Administration and from University of Baltimore with a Master of Science in Finance in 1994. Mr. Graybill has been a Senior Managing Director and Senior Portfolio Manager of Carret Asset Management, LLC since May of 2008. From January 1995 through May 2008, Mr. Graybill was a Managing Director and Senior Portfolio Manager of Abner, Herrman & Brock, LLC. Mr. Graybill has been a Chartered Financial Analyst® (CFA®) since 1998.

ADMINISTRATOR, DISTRIBUTOR AND TRANSFER AGENT OF THE FUND

ALPS Fund Services, Inc. (“Administrator” or “Transfer Agent”) serves as the Fund’s administrator, fund accountant and transfer agent. ALPS Distributors, Inc. (“ADI” or “Distributor”) serves as the Fund’s distributor.

BUYING AND REDEEMING SHARES

The Fund currently offers Institutional Class and Class A shares. Each share class represents an investment in the same portfolio of securities of the Fund, but each share class has its own expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;

●	how much you intend to invest;

●	total expenses associated with owning shares of each class; and

●	whether you qualify for any reduction or waiver of sales charges

With certain exceptions, the Institutional Class shares are typically offered only to those investors that purchase at least the prescribed minimum amount of the Fund. Institutional Class shares are offered directly, via the Fund’s transfer agent, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments and financial advisors). Such intermediaries may seek payment from the Fund or its service providers for the provision of distribution, administrative or shareholder retention services, except for networking and/or omnibus account fees. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Not all financial intermediaries offer both classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

You may transfer between classes of the Fund if you meet the minimum investment requirements for the class into which you would like to transfer. Transfers between classes of the Fund are generally not taxable transactions. Certain significant holders of Fund shares are required to provide information concerning such a nontaxable exchange on their federal income tax returns for the year of the exchange. See the SAI under “FEDERAL AND CERTAIN STATE INCOME TAXES-Special Tax Considerations- Transfers between Classes of the Fund.”

Institutional Class Shares. Institutional Class shares of the Fund are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of “Institutional Investors”:

(1)	trusts, or investment management and other fiduciary accounts managed or administered by the Adviser or its affiliates or correspondents pursuant to a written agreement;

(2)

any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by Carret Asset Management, LLC or its affiliates or correspondents, pursuant to a written agreement;

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Carret Kansas Tax-Exempt Bond Fund

(3)	any registered investment advisor (RIA) or financial planner who uses the Institutional Class in conjunction with a “wrap fee” or asset-based fee; and

(4)

other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application.

The minimum initial investment amount for the Institutional Class shares is $3,000,000. However, any RIA or financial planner using a “wrap fee” or asset-based fee will not be subject to the $3,000,000 minimums for the Fund. The Fund may waive its minimum purchase requirement.

Class A Shares. Class A shares of the Fund are offered with a front-end sales charge and volume reductions. For purchases of $1,000,000 or more, a contingent deferred sales charge (“CDSC”) of 1.00% will be assessed if redeemed within one year of purchase and a 0.50% CDSC will be assessed if redeemed after the first year and within the second year. The minimum investment for Class A shares is $5,000. Subsequent investments are $250.

Class A Share Sales Charge Schedule. If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels”, the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the broker-dealer the full front-end sales charge.

Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over (1)	0.00%	0.00%	1.00%

(1)

The Fund will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within the first 12 months after purchase of shares and 0.50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with the Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

Class A Shares Sales Charge Reductions. If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

●	You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

●	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

●

By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

●

Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of all Class A shares acquired with a front end sales charge of the Fund already owned and described below to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares. Class C Shares which converted to Class A Shares as part of the Fund’s reorganization are eligible for ROA.

●	You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

●	a family unit, including children under the age of twenty-one or single trust estate;

●	a trustee or fiduciary purchasing for a single fiduciary relationship; or

●

the members of a “qualified group”, which consists of a “company”, (as defined under the Investment Company Act of 1940), and related parties of such a “company”, which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

In order to obtain a reduced sales charge, it may be necessary at the time of purchase for an investor to inform the Fund, the Distributor, or his/her broker-dealer of the existence of other accounts or purchases that are eligible to be aggregated in order to obtain a reduced sales charge. An investor may be required to provide the Fund, the Distributor, or the investor’s broker-dealer

12	Prospectus | February 1, 2026

certain information to verify his/her eligibility for a reduced sales charge. This information may include, to the extent applicable, the following: (i) information or records regarding shares of the Fund eligible to be aggregated that are in all accounts held at the Fund by the investor; (ii) information or records regarding shares of the Fund eligible to be aggregated that are in accounts held at broker-dealers by the investor; and (iii) information or records regarding shares of the Fund eligible to be aggregated that are in accounts held at the Fund or at any broker-dealers by related parties of the investor, such as members of the same family or certain qualified groups.

HOW A LETTER OF INTENT CAN SAVE YOU MONEY.

If you plan to invest, for example, $200,000 in the Fund that charges a maximum sales load of 5.75% in installments over the next year, by signing a letter of intent you would pay only 4.00% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, 5.00% on the next $50,001 then 4.00% on the next $100,000.

CDSC Waivers. The CDSC does not apply to: (1) redemption of shares when the Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m) (7) of the Internal Revenue Code of 1986, as amended (the “Code”)); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties. If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

●	Current and retired employees, directors/trustees and officers of:

-	The Adviser and its affiliates;

-	The service providers to the Fund; and

-	Family members of any of the above.

●	Current employees of:

-	Broker-dealers who act as selling agents; and

-	Immediate family members (spouse, sibling, parent or child) of any of the above.

Contact your selling agent for further information. We reserve the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts”. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

Distribution and Services (12b-1) Plan

The Fund has adopted a separate distribution and services (12b-1) plan for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the terms of the Plan, the Fund is authorized to make payments to financial intermediaries or the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going shareholder services performed by such financial intermediaries for their customers who are investors in the Fund. The Plan permits payment at an annual rate of up to 0.25% of such Fund’s average daily net assets attributable to its Class A shares for services and related expenses in connection with a financial intermediary’s administration of mutual fund distribution platforms that offer Class A shares of the Fund. Because these fees are paid out of the Fund’s Class A share assets on an ongoing basis, over time, they will increase the cost of an investment in Class A shares.

The Distributor may retain some or all compensation payable pursuant to the Plan under certain circumstances, including but not limited to, such as if a financial intermediary resigns as the broker/dealer of record, or such financial intermediary failing to meet certain eligibly standards to be able to continue to be the broker/dealer of record.

Shareholder Services Plan

The Fund has adopted a non-Rule 12b-1 shareholder services plan (a “Services Plan”) for Class A shares which authorizes the Fund to compensate select financial intermediaries and Fund affiliates an aggregate fee in an amount not to annually exceed 0.25% of the average daily net asset value of the Class A shares of the Fund attributable to, or held in the name of, the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. The Service Plan fee is compensation for providing, some or all of the following services: (i) establishing and maintaining Fund shareholder accounts, (ii) aggregating, processing and transmitting Fund shareholder orders and instructions regarding accounts, (iii) processing dividend and other distribution payments from each Fund on behalf of shareholders, (iv) preparing reports or forms on behalf of shareholders, (v) forwarding communications from each Fund to shareholders, and (vi) providing such other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution related services or activities. For the fiscal year ended September 30, 2025, the Fund accrued 0.07% in shareholder servicing fees.

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Carret Kansas Tax-Exempt Bond Fund

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to the Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments is determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to the Fund or its applicable shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with the Fund, or its designees, to perform certain shareholder servicing activities such as networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Fund. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from the Fund.

Investment Minimums

The shares of the Fund are subject to the following investment minimums:

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Exceptions to Investment Minimums

The following investors will not be subject to the investment minimums with respect to Institutional Class shares:

●	Financial advisors and consultants whose clients aggregate over the investment minimums;

●	Institutions that have a strategic investment advisory relationship with the Adviser;

●	Employees of the Adviser and their immediate family members;

●	The Adviser’s investment advisory clients; and

●	Officers and Trustees of the Trust.

The Fund and the Adviser reserves the right to make additional exceptions or otherwise modify these exceptions at any time and to reject any investment for any reason.

Buying Shares

In order to buy, exchange, or redeem shares at that day’s net asset value, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). Any such orders for purchases of the Fund’s shares must be received in good order. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. “Good order” means that your redemption request includes: (i) the Fund name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required. If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. Otherwise, you will receive the next business day’s net asset value.

Investors may purchase, exchange or redeem shares of the Fund directly or through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

14	Prospectus | February 1, 2026

Investors may be charged a fee if they effect transactions through a broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s NAV next computed after they are received by an authorized broker or the broker’s authorized designee.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis. This fee may be paid by the Adviser at the Adviser’s discretion.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

The Fund will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Fund to request a purchase of Fund shares using securities you own. The Fund reserves the right to refuse or accept such requests in whole or in part.

The Fund will process orders upon receipt in good order by the Fund’s transfer agent. The Fund does not consider the U.S. Postal Service or other independent delivery services to be their agent. Therefore, deposit in the mail or with such services, or receipt at the Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Fund. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. “Good order” means that your redemption request includes: (i) the Fund’s name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required.

Redemption proceeds typically will be sent by the requested method of payment (i.e. check, ACH, or wire) within one to two business days but may take up to seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. The Fund typically pays redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, from the sale of portfolio securities, and/or the use of a line of credit. These redemption payment methods are expected to be used in regular and stressed market conditions.

Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a Medallion signature guarantee. Please call 1-833-287-7933 for information on obtaining a Medallion signature guarantee.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

Redemptions In-Kind

The Fund reserves the right to make a payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. If the Fund decides to redeem in-kind, the redeeming shareholder will generally receive pro-rata shares of the Fund’s portfolio. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind are taxed to a redeeming shareholder for federal income tax purposes in the same manner as cash redemptions. Securities received in a redemption in-kind are subject to market risk until sold.

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Medallion Signature Guarantees

The Fund requires a Medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a Medallion signature guarantee on any redemption request to help protect against fraud) or for certain types of transfer requests or account registration changes. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 1-833-287-7933 for information on obtaining a Medallion signature guarantee.

SHARE TRANSACTIONS

Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Fund or its agents may review transaction history reports to identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. The Fund may charge a fee for insufficient funds and you may be responsible for any fees imposed by your bank and any losses that the Fund may incur as a result of the canceled purchase.

How Fund Shares are Priced

The Board of Trustees has approved procedures to be used to value the Fund’s assets for the purposes of determining the Fund’s net asset value. The valuation of the assets of the Fund is determined in good faith by or under the direction of the Adviser as the valuation designee selected by the Board.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the

16	Prospectus | February 1, 2026

case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined by the valuation designee that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

DIVIDENDS AND DISTRIBUTIONS

Income Dividends. Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) the Fund earns from its portfolio securities and other investments. The Fund intends to distribute any net income to shareholders monthly.

Capital Gain Distributions. Capital gain distributions are derived from gains realized when the Fund sells a portfolio security. Long-term capital gains are derived from gains realized when the Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Fund intends to distribute amounts derived from capital gains to shareholders annually.

Reinvested in Shares or Paid in Cash. Dividends and distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your dividends and/or distributions paid by check and mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next dividend or distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next dividend or distribution is made.

FEDERAL INCOME TAXES

The following information is a general summary of U.S. federal income tax consequences, and certain state and local tax consequences, of investments in the Fund for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Shareholders that are pass through entities or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. If an entity treated as a pass-through entity for U.S. federal income tax purposes (including an entity classified as a partnership or S corporation for federal income tax purposes) is a beneficial owner of Fund shares, the tax treatment of an owner in the pass-through entity will generally depend upon the status of the owner and the activities of the entity. You should rely on

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Carret Kansas Tax-Exempt Bond Fund

your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Fund.

This discussion assumes that the Fund will qualify under Subchapter M of the Code as a regulated investment company and will satisfy certain distribution requirements so that it is not subject to U.S. income tax in general. There can be no guarantee that these assumptions will be correct. The Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net capital gains (in excess of any loss carryforwards).

The Fund expects to distribute substantially all of its investment income and net capital gain in excess of any capital loss carryovers to its shareholders every year. In turn, shareholders will be taxed on such distributions that they receive (other than exempt-interest dividends), unless the shares are held by certain types of tax-exempt organizations or through certain tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), in which event special rules will apply.

Taxation of Distributions.

For U.S. federal income tax purposes, shareholders of the Fund are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders. In general, distributions from the Fund are taxable to you when paid whether you take the distributions in cash or reinvest them in additional Fund shares. Dividends declared and payable by the Fund during October, November or December to shareholders of record on a specified date in such months, if paid by the end of January, are generally taxable as if received in December.

The Fund may pay three different types of distributions: exempt-interest dividends, capital gain dividends and ordinary dividends.

The Fund anticipates that its distributions of the Fund’s net interest income from its tax-exempt securities generally will be “exempt-interest dividends,” which are exempt from federal income taxes.

Distributions properly reported as net capital gain of the Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held, even if the gains arose from appreciation that already existed in securities owned by the Fund when you invested in the Fund. Other than distributions of exempt-interest dividends and net long-term capital gain, Fund distributions will generally be taxable as ordinary income. Dividends taxed as ordinary income may include dividends attributable to taxable interest, market discount or short-term capital gains.

A shareholder subject to U.S. federal income tax will be subject to tax on Fund ordinary dividends and capital gain distributions whether they are paid in cash or reinvested in additional Fund shares.

Fund distributions of earnings and gains (other than exempt-interest dividends) are taxable to a shareholder even if they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. Thus, a shareholder who purchases shares on or just before the record date of the Fund distribution will pay full price for the shares and may receive a portion of the shareholder’s investment back as a taxable distribution. While in effect a return of capital to the shareholder, the distribution is still taxable even though the shareholder did not participate in these gains. An investor can avoid this by investing soon after the Fund has made a distribution.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Fund generally will not be deductible for federal income tax purposes.

A portion of the exempt-interest dividends paid by the Fund may constitute an item of tax preference for purposes of determining federal alternative minimum tax liability. Exempt-interest dividends will be taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that an individual shareholder receives.

If a shareholder of the Fund receives an exempt-interest dividend with respect to any share held for six months or less, any loss on the sale or exchange of the share generally will be disallowed to the extent of such dividend amount.

Sale or Redemption of Fund Shares.

Shareholders of the Fund will recognize taxable capital gain or loss on a sale, exchange or redemption of shares of the Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them.

Gain or loss on the sale, exchange or redemption of Fund shares generally will be long-term capital gain or loss if the shareholder’s holding period for the shares disposed of exceeds 12 months and otherwise short-term capital gain or loss, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Any loss realized on a disposition of shares of the Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Generally, distributions on, sales, exchanges or redemptions of shares held in an IRA (or other tax-qualified plans) are not currently taxable. Withdrawals from such plans are subject to special tax rules.

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Cost-basis reporting. The Fund (or its administrative agent) generally must report to the IRS the gross proceeds from the sale of Fund shares. The Fund also must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, when those shares are sold or redeemed, and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-qualified arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder does not make an election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares.

Medicare surtax. A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, but excluding exempt-interest dividends) of U.S. individuals, estates and certain trusts to the extent that such person’s gross income as adjusted exceeds a threshold amount. Any liability for this additional tax will be reported on, and paid with, the shareholder’s federal income tax return.

Backup withholding. A shareholder of the Fund may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has provided either an incorrect tax identification number or no such number, (ii) is identified by the IRS as otherwise subject to backup withholding, or (iii) has failed to certify that the shareholder is a U.S. person not subject to backup withholding. The backup withholding rate is currently 24%.

Foreign Taxes. The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from their foreign security investments. A shareholder will likely be ineligible for any offsetting tax credit or tax deduction under U.S. tax laws for the shareholder’s portion of the Fund’s foreign tax obligations.

Annual Notifications. Each year, the Fund will notify shareholders of the tax status of dividends and distributions.

State and Local Income Taxes. Shareholders may also be subject to state and local income taxes on distributions and redemptions. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

Kansas State Income Taxes. The following summary addresses only the Kansas state income tax consequences to U.S. persons who are subject to Kansas state income tax and who invest in the Fund.

Individuals, trusts and estates resident in Kansas, and certain corporations subject to tax in Kansas, will not be subject to Kansas income tax on dividends from the Kansas Tax-Exempt Bond Fund that are derived from interest that is exempt from federal income tax and that are received on (i) obligations issued by or on behalf of the State of Kansas or its political subdivision after 1987, (ii) certain bonds for which interest thereon has been exempted by state law, (iii) qualifying obligations issued by the governments of U.S. territories including of Puerto Rico, Guam and the U.S. Virgin Islands, or (iv) obligations issued by the U.S. federal government. Such individuals, trusts, estates and corporations will be subject to Kansas income tax on other dividends received from the Fund, including dividends on other obligations and on capital gains.

For more information, see the SAI under “FEDERAL AND CERTAIN STATE INCOME TAXES.” Investors should consult with their tax advisers regarding and the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the financial performance of the Fund for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. The financial highlights have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the most recent annual report to shareholders, which is available upon request.

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Financial Highlights
Institutional class	For a Share Outstanding Throughout the Periods Presented.

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$10.23	$9.60	$9.64		$11.10	$11.16

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.21	0.20	0.20		0.19	0.20
Net realized and unrealized gain/(loss) on investments	0.02	0.63	(0.04)		(1.45)	(0.06)
Total from investment operations	0.23	0.83	0.16		(1.26)	0.14

LESS DISTRIBUTIONS:
From net investment income	(0.21)	(0.20)	(0.20)		(0.19)	(0.20)
From net realized gains on investments	—	—	(0.00	)(b)	(0.01)	(0.00	)(b)
Total Distributions	(0.21)	(0.20)	(0.20)		(0.20)	(0.20)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.02	0.63	(0.04)		(1.46)	(0.06)
NET ASSET VALUE, END OF PERIOD	$10.25	$10.23	$9.60		$9.64	$11.10

TOTAL RETURN(c)	2.31%	8.72%	1.57%		(11.49)%	1.30%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$124,459	$122,183	$118,458		$138,130	$180,253

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.65%	0.66%	0.60%		0.58%	0.56%
Operating expenses including reimbursement/waiver	0.48%	0.48%	0.48%		0.48%	0.48%
Net investment income including reimbursement/waiver	2.09%	2.01%	1.96%		1.80%	1.83%

PORTFOLIO TURNOVER RATE	10%	10%	8%		6%	8%

(a)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(b)	Less than $0.005 per share.
(c)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

20	Prospectus | February 1, 2026

Financial Highlights
Class A	For a Share Outstanding Throughout the Periods Presented.

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023		For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$10.23	$9.60	$9.64		$11.10	$11.16

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.18	0.18	0.17		0.16	0.18
Net realized and unrealized gain/(loss) on investments	0.04	0.63	(0.04)		(1.45)	(0.06)
Total from investment operations	0.22	0.81	0.13		(1.29)	0.12

LESS DISTRIBUTIONS:
From net investment income	(0.20)	(0.18)	(0.17)		(0.16)	(0.18)
From net realized gains on investments	—	—	(0.00	)(b)	(0.01)	(0.00	)(b)
Total Distributions	(0.20)	(0.18)	(0.17)		(0.17)	(0.18)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.02	0.63	(0.04)		(1.46)	(0.06)
NET ASSET VALUE, END OF PERIOD	$10.25	$10.23	$9.60		$9.64	$11.10

TOTAL RETURN(c)	2.23%	8.46%	1.32%		(11.72)%	1.05%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$768	$804	$972		$1,120	$3,813

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.03%	0.81%	0.91%		0.90%	0.87%
Operating expenses including reimbursement/waiver	0.78%	0.73%	0.73%		0.73%	0.73%
Net investment income including reimbursement/waiver	1.79%	1.75%	1.71%		1.54%	1.58%

PORTFOLIO TURNOVER RATE	10%	10%	8%		6%	8%

(a)	Per share amounts are based upon average shares outstanding, unless otherwise noted.
(b)	Less than $0.005 per share.
(c)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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ADDITIONAL INFORMATION ABOUT THE FUND

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Fund. It is incorporated by reference into (is legally a part of) this Prospectus.

Householding Relationships

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain the Fund’s statement of additional information, annual and semi-annual reports to shareholders, and other information such as financial statements (without charge), make inquiries, or request other information about the Fund by contacting the Transfer Agent at 1-833-287-7933, by writing the Fund at P.O. Box 219604, Kansas City, MO 64121-9604, or by calling your financial consultant. This information is also available free of charge on the Fund’s website at www.carret.com.

Copies of the Fund’s reports and other information about the Fund are available on the EDGAR Database on the Commission’s website at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-22747)

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2026

CARRET KANSAS TAX-EXEMPT BOND FUND

Institutional Class Shares (Ticker Symbol: SEKSX)

Class A Shares (Ticker Symbol: IKSTX)

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for the Fund listed above, each of which is a separate series of ALPS Series Trust, a Delaware statutory trust (“Trust”). Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Carret Asset Management, LLC (the “Adviser”) is the investment adviser of the Fund.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated February 1, 2026, as supplemented from time to time (collectively, the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Fund at the address listed above, or by calling the Fund’s transfer agent at 1-833-287-7933. The Fund’s most recent Annual Report is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

ORGANIZATION AND CLASSIFICATION

ALPS Series Trust

This SAI includes information about the Carret Kansas Tax-Exempt Bond Fund (the “Fund” and formerly known as the American Independence Kansas Tax-Exempt Bond Fund). The Fund is a series of the ALPS Series Trust (“Trust”), an open-end, management investment company organized as a Delaware statutory trust on January 12, 2012.

Classification

The Investment Company Act of 1940, as amended (“1940 Act”), classifies mutual funds as either diversified or non-diversified. The Carret Kansas Tax-Exempt Bond Fund (the “Fund”) is diversified.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

The Fund’s principal investment objectives and strategies are discussed in the Prospectus under the “SUMMARY SECTION” for the Fund and under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” In order to achieve its investment objective, the Fund generally makes investments of the sort described in the Prospectus.

The Fund may also invest in certain types of securities, or engage in certain investment activities, as generally discussed below. In addition, the Fund may be subject to additional risks in connection with its investments in such securities or as a result of the Fund’s investment strategies or activities.

Bank Obligations

Bank obligations that may be purchased by the Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

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Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if the Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, the Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of the Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require the Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary emergency purposes. Any borrowings for temporary emergency purposes in excess of 5% of the Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) or such longer period as the Commission may prescribe by rules and regulations in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if the Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. The Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements are considered to be borrowings by the Fund. See “Reverse Repurchase Agreements” below.

Combined Transactions

Depending on the investment techniques or types of securities used by the Fund, the Fund may enter into multiple transactions, including multiple options transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by the Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

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Convertible Securities

The Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Credit Default Swaps

The Fund may enter into credit default swap contracts. When used for hedging purposes, the Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps may be subject to regulation by the Commodity Futures Trading Commission (“CFTC”), Securities Exchange Commission (“SEC”) or both. Both the CFTC and the SEC have issued or amended guidance and relief regarding the implementation of various provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank Act”) relating to the use of swaps. Further action by the CFTC or SEC may affect the Fund’s ability to use credit default swaps or may require additional disclosure by the Fund.

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Credit Ratings

The fixed-income securities in which the Fund may invest will not be required to meet a minimum rating standard. Fixed-income securities that are not rated for creditworthiness by any internationally recognized credit rating organization are commonly referred to as “junk bonds” and involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI.

Cyber Security Risk.

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, the Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service the Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Fund’s website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on the Fund’s systems.

Cyber security failures or breaches by the Fund’s third-party service providers (including, but not limited to, the Adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and the Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate the Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. The Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, the Fund or their third-party service providers.

The Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, the Fund cannot directly control any cyber security plans and systems put in place by third party service providers. Cyber security risks are also present for issuers of securities in which the Fund invests, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such securities to lose value.

Temporary or Defensive Measures Risk. To the extent that the Fund engages in temporary or defensive measures, its ability to achieve its investment objective may be affected adversely.

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of the Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by the Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

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Derivatives

The Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC, and, to the extent applicable, the rules and regulations of certain national or foreign exchanges; however, the Fund will not be obligated to use derivatives and makes no representation as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which the Fund may invest include, but are not limited to, futures contracts, the purchase and sale (or writing) of exchange listed and OTC put and call options on debt securities, entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used, among other reasons, as part of the Fund’s investment strategy, to attempt to protect against possible changes in the market value of securities held or to be purchased for the Fund’s portfolio resulting from securities markets fluctuations, to protect the Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of the Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance the Fund’s income or gain. The Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of the Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select the Fund’s portfolio securities.

Subject to the constraints described above, the Fund may (if and to the extent so authorized) enter into futures contracts, purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, futures contracts, indices and other financial instruments, and the Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with the Fund’s investment objective and policies and applicable regulatory requirements. The Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and the Fund’s currency transactions may take the form of currency forward contracts, currency swaps and options on currencies.

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Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar uncleared swap.

In connection with the use of certain derivatives, the Adviser intends to comply with the requirements of the Commodity Exchange Act (“CEA”) by operating the Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce the Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used.

The Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (“Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “FEDERAL AND CERTAIN STATE INCOME TAXES – Special Tax Considerations – Options and other Financial Products.”

Equity Investments

The Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies or broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Exchange-Traded Funds (“ETFs”) and Other Similar Instruments

Shares of ETFs and other similar instruments may be purchased by the Fund. Generally, an ETF is an investment company that is registered under the 1940 Act. Index ETFs that holds a portfolio of securities designed to track the performance of a particular index or index segment, actively managed ETFs are actively managed by an investment adviser. Similar instruments, issued by pools that are not investment companies, offer characteristics similar to index ETFs and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

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Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an index ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an index ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. The Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, the Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index. The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the exchange. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Exchange necessary to maintain the listing of ETFs in which the Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by the Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected.

Limitations of the 1940 Act, which prohibit the Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict the Fund’s ability to purchase shares of certain ETFs.

Firm Commitments and When-Issued Securities

The Fund may purchase securities on a firm commitment basis, including when-issued securities. The Fund may also be entitled to receive when-issued securities in relation to its holdings in common stock of companies that undertake certain corporate actions and reorganizations. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. The Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities but may sell them before the settlement date if it is deemed advisable. As when-issued securities are subject to delayed or deferred settlement, such securities may be either illiquid, or suffer from severe constraints in liquidity. When purchasing securities pursuant to a when-issued or forward commitment transaction, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations. When the Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. The Fund may renegotiate a when-issued or firm commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund. When-issued and forward-commitment transactions will not be considered to constitute issuance by the Fund of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due.

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Fixed-Income Securities

The Fund may invest in fixed-income securities. Fixed-income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed-income securities may include securities issued by U.S. federal, state, local and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of fixed-income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities can generally be expected to decline. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although the Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, the Fund may realize a capital loss on its investment if the security was purchased at a premium and the Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Floating and Variable Rate Instruments

The Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Variable rate obligations invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Certain floating or variable rate obligations may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some demand instruments may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third-party providing credit support. If a demand instrument is not traded in a secondary market, the Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. The Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third-party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than the Fund’s custodian subject to a sub-custodian agreement approved by the Fund between that bank and the Fund’s custodian.

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High-Yield Securities

The Fund may invest in high-yield securities. High-yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high-yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal.

The credit ratings of S&P, Fitch, Moody’s or other agencies are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. Credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Many debt securities in international markets, especially in emerging markets, bear no rating whatsoever. Ratings organizations have declined to determine ratings for such securities for a host of reasons, including but not limited to the issuer’s lack of scale, insufficient or inadequate disclosure by the issuer, or insufficient operating history on the part of the issuer.

Neither the Fund nor the Adviser can conclude that ratings issued by recognized agencies reflect the true financial position of the underlying issuer; nor can any Fund or the Adviser be certain an issuer will maintain its current credit rating in the future. When available, the Adviser may refer to selected ratings from recognized agencies. The Adviser may also choose to augment such ratings with its own analyses of issuers, which may include, among other things, review of historic and current financial conditions and anticipated future cash flows.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high-yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high-yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high-yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high-yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of high-yield securities held in general. These factors may have an adverse effect on the ability of the Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect the Fund’s net asset value per share and may limit the ability of the Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

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Legislative and Regulatory Developments. Prices for high-yield securities may be affected by legislative and regulatory developments. These laws could adversely affect the Fund’s investments in high-yield securities, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high-yield bonds and limiting the deductibility of interest by certain corporate issuers of high-yield bonds adversely affected the market in prior years.

High-Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. If the Fund holds such securities, the Fund also could incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high-yield securities especially those of issuers located in emerging markets.

The development of markets for high-yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

The Fund may invest in high-yield securities that bear interest at fixed rates, securities with variable rates of interest, or securities that involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

Illiquid Securities

The Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that instruments that the Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Trustees, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable the Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

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Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed and will fluctuate. The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing. The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Interest-Rate and Equity Swaps and Related Transactions

The Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. If the Fund enters into these types of transactions, the Fund expects that it would do so in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange between the parties to the swap of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

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If the Fund enters into interest-rate and equity swaps, the Fund expects that it will usually enter into the swap on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. There is a risk that is incorrect forecasts of market values, interest rates and other applicable factors, will diminish the investment performance of the Fund compared with what it would have been if these investment techniques were not utilized. Moreover, even if the forecasts are correct, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with options strategies, the effective use of swaps and related transactions by the Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent a transaction is not or cannot be terminated in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by the Fund. Because swaps and related transactions are bilateral contractual arrangements between the counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. If the other party to a swap defaults, the Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any.

Loans of Portfolio Securities

Upon approval by the Board of Trustees, the Fund may lend portfolio securities to brokers or dealers or other financial institutions in accordance with policies and procedures of the Trust, as may be adopted from time to time. The procedure for the lending of securities will typically include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will seek to invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the securities or lending agent (e.g., a bank or trust company) who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral. These will be “demand” loans and may be terminated by the Fund at any time. The Fund will receive any payments in lieu of dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change. The Fund’s performance will continue to reflect changes in the value of the securities loaned.

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The terms of the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and rules and interpretations of the SEC thereunder. These provisions limit the amount of securities the Fund may lend to 33 1/3% of the Fund’s total assets and require (1) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises; (3) the loan be made subject to termination by the Fund at any time; and (4) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest-bearing short-term investments), any distributions on the lent securities, and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The Adviser will consider the creditworthiness of the borrower, among other things, in making decisions with respect to lending securities, subject to the oversight of the Board of Trustees. At present time, the SEC does not object if any investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if the Fund has knowledge that a material event will occur affecting securities on loan, and with respect to which the holder of securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. The Fund bears the risk that there may be a delay in the return of the securities, which may impair the Fund’s ability to vote on such a matter. The Fund may include, as part of its total assets, the assets that it receives as collateral for loans of its portfolio securities, for purposes of determining compliance with the requirement that a mutual fund should not have on loan at any given time securities representing more than one-third of its total asset value.

These transactions must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, the Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities the Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. The Fund may also lose money if it incurs losses on the reinvestment of cash collateral.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, the Fund, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, the Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. The Fund may typically also call such loans in order to sell the securities involved.

Money Market Instruments/Securities

The Fund may hold money market instruments, including commercial paper, banker’s acceptances, certificates of deposit and other short-term debt securities. The Fund may hold money market instruments for many reasons including, (i) as part of the Adviser’s strategy in order to take advantage of investment opportunities as they arise, (ii) when the portfolio managers believe that market conditions are unfavorable for profitable investing for the Fund, (iii) when the portfolio managers are otherwise unable to locate attractive investment opportunities for the Fund, (iv) as a temporary measure in order to meet redemption requests, or (v) as a defensive measure in response to adverse market or economic conditions. During periods when the Fund maintains exposure to money market instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

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Municipal Bonds

Municipal bonds generally have a maturity at the time of issuance of more than one year. Municipal bonds may be issued to raise money for various public purposes—such as constructing public facilities and making loans to public institutions. There are generally two types of municipal bonds: general obligation bonds and revenue bonds. General obligation bonds are backed by the taxing power of the issuing municipality and are considered the safest type of municipal bond. Revenue bonds are backed by the revenues of a project or facility—tolls from a toll road, for example. Certain types of municipal bonds are issued to obtain funding for privately operated facilities. Industrial development revenue bonds (which are private activity bonds) are a specific type of revenue bond backed by the credit and security of a private user, and therefore investments in these bonds have more potential risk. Investments in municipal bonds are rated investment grade or better by a NRSRO.

Municipal Commercial Paper

Municipal commercial paper is a debt obligation with a stated maturity of one year or less which is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Investments in municipal commercial paper are limited to commercial paper which is rated at the date of purchase: (i) “P-1” by Moody’s and “A-1” or “A-1+” by S&P, “P-2” or better by Moody’s and “A-2” or better by S&P; or (ii) in a comparable rating category by any two of the NRSROs that have rated commercial paper; or (iii) in a comparable rating category by only one such organization if it is the only organization that has rated the commercial paper; or (iv) if not rated, is, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees. Issuers of municipal commercial paper rated “P-1” have a “superior capacity for repayment of short-term promissory obligations”. The “A-1” rating for commercial paper under the S&P classification indicates that the “degree of safety regarding timely payment is either overwhelming or very strong.” Commercial paper with “overwhelming safety characteristics” will be rated “A-1+”. Commercial paper receiving a “P-2” rating has a strong capacity for repayment of short-term promissory obligations. Commercial paper rated “A-2” has the capacity for timely payment although the relative degree of safety is not as overwhelming as for issues designated “A-1”.

Municipal Leases

Municipal leases are instruments, or participations in instruments, issued in connection with lease obligations or installment purchase contract obligations of municipalities. Although municipal lease obligations do not constitute general obligations of the issuing municipality, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate funds for, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose in the relevant years. Municipal lease obligations will be treated as liquid only if they satisfy criteria set forth in guidelines established by the Board of Trustees, and there can be no assurance that a market will exist or continue to exist for any municipal lease obligation.

Municipal Notes

Municipal notes are generally sold as interim financing in anticipation of the collection of taxes, a bond sale or receipt of other revenue. Municipal notes generally have maturities at the time of issuance of one year or less. Investments in municipal notes are limited to notes which are rated at the date of purchase: (i) MIG 1 or MIG 2 by Moody’s and in a comparable rating category by at least one other nationally recognized statistical rating organization that has rated the notes, or (ii) in a comparable rating category by only one such organization, including Moody’s, if it is the only organization that has rated the notes, or (iii) if not rated, are, in the opinion of the Adviser, of comparable investment quality and within the credit quality policies and guidelines established by the Board of Trustees.

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Notes rated “MIG 1” are judged to be of the “best quality” and carry the smallest amount of investment risk. Notes rated “MIG 2” are judged to be of “high quality, with margins of protection ample although not as large as in the preceding group”.

Options

In addition to the options on instruments and indices described in this SAI, the Fund reserves the right to purchase or sell options on other instruments and indices and those which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. If the Fund were to purchase a put option on a security, for example, it might do so in an attempt to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. If the Fund were to purchase a call option on a security, index, currency or other instrument, for example, it might do so in an attempt to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

The Fund may purchase put and call options or write “covered” put and call options on stock indices, interest rates and currencies in order to hedge against adverse market shifts or to potentially increase income or gain. In addition, the Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by the Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by the Fund is “covered” if the Fund has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

If the Fund writes a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. If the Fund writes a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by the Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by the Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

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The Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. The Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If the Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for the Fund. The Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and currencies. Even though the Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

The Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

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The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Options on Stocks and Stock Indices. The Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

For example, a purchase of a call option on a stock index could be used as a hedge against an increase in prices of particular equity securities the Fund wanted ultimately to buy if the Adviser expected general stock market prices to rise. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of the Fund’s index option resulting from the increase in the index. On the other hand, a purchase of a put option on the index could be used if the Adviser expected general stock market prices to decline. If that index does decline, the value of some or all of the equity securities in the Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option.

Other Investment Companies (excluding ETFs)

The Fund may invest in shares of other investment companies, including open-end investment companies, subject to limits prescribed by the 1940 Act. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. No adjustments will be made to the advisory fee with respect to assets of the Fund invested in such investment companies.

The Fund’s investment in other investment companies may include securities of closed-end investment companies investing in foreign securities. The Fund will invest in closed-end investment companies only in furtherance of their investment objectives. Growth in appreciation and dividends in foreign markets sometimes occurs at a faster rate than in domestic markets. The ability of the Fund to invest in closed-end investment companies that invest in foreign securities provides, indirectly, greater variety and added expertise with respect to investments in foreign markets than if the Fund invested directly in such markets. Such companies themselves, however, may have policies that are different from those of the Fund.

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The Fund’s investment in other investment companies may also include shares of ETFs, which are described elsewhere in this section under the heading “Exchange-Traded Funds (“ETFs”) and Other Similar Instruments.”

Repurchase Agreements

The Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the opportunity to earn a return on temporarily available cash at relatively low market risk. When the Fund enters into a repurchase agreement, the Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. The Fund will require that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

The Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, the Fund sells portfolio securities and agree to repurchase them from the buyer at a particular date and price. The Fund will pay interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund. See “Borrowing” above.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

The Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If the Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by the Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to the Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. The Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Liquidity determinations with respect to Rule 144A securities will be made by the Board of Trustees or by the Adviser pursuant to guidelines established by the Board. The Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

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Securities Related Issuers

The 1940 Act limits the Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict the Fund’s investments in certain non-U.S. banks and other financial institutions.

Short Sales

The Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline.

When the Fund makes a short sale, it must borrow the security sold short and deliver a security equal in value to the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and may be obligated to pay over any accrued interest and dividends on such borrowed securities.

If the Fund sells a security short and the price of the security increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. The Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent the Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Temporary or Defensive Positions

The Fund may depart from its principal investment strategies to meet redemption requests in response to adverse market, economic or political conditions by taking temporary or defensive positions by investing some or all of its assets in cash and/or cash equivalent securities or invest in other securities that the Adviser believes are less risky than those normally invested in by the Fund.

Cash equivalent securities include, but are not limited to, obligations of the U.S. government or by its agencies or instrumentalities, money market fund shares, commercial paper, certificates of deposit and/or banker’s acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. If the Fund invests all or a majority of its assets in cash or cash equivalents it will not achieve its investment objective.

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U.S. Government Securities

The Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. The Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect the Fund’s net asset value. Under certain market conditions the Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities would generally be neither issued nor guaranteed by the U.S. Treasury.

CMOs and MBS Derivatives

The collateralized mortgage obligation (“CMO”) and stripped mortgage-backed securities (“MBS”) markets were developed specifically to reallocate the various risks inherent in MBS across various bond classes (“tranches”). For example, CMO “companion” classes typically experience much greater average life variability than other CMO classes or MBS pass-throughs. Interest-only pass-through securities experience greater yield variability relative to changes in prepayments. “Inverse floaters” experience greater variability of returns relative to changes in interest rates. To the extent that the Fund concentrates its investments in these or other “derivative” securities, the prepayment risks, interest rate risks, and hedging risks associated with such securities will be severely magnified.

Warrants and Rights

The Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

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Zero-Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

The Fund may invest in zero-coupon securities, pay-in-kind bonds and deferred payment securities. Zero-coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero-coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero-coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero-coupon securities may have conversion features. The Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero-coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero-coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero-coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of the Fund’s limitation on investments in illiquid securities.

Current U.S. federal income tax law requires the holder of a zero-coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for U.S. federal income and excise taxes, the Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “FEDERAL AND CERTAIN STATE INCOME TAXES – Special Tax Considerations – Securities Issued or Purchased at a Discount.”

INVESTMENT LIMITATIONS

The following restrictions apply to the Fund. Unless otherwise indicated, only Investment Restriction Nos. 2, 3, 4, 6, 7, 11 and 15 are fundamental policies of the Fund, which can be changed only when permitted by law and approved by a majority of the Fund’s outstanding voting securities. The nonfundamental investment restrictions can be changed by approval of a majority of the Board of Trustees. A “majority of the outstanding voting securities” means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented in person or by proxy, or (ii) more than 50% of the outstanding shares.

The Fund, except as indicated, may not:

1.	Invest more than 15% of the value of its net assets in investments that are illiquid;

2.	Borrow money or pledge, mortgage or hypothecate its assets, except that the Fund may enter into reverse repurchase agreements or borrow from banks up to 33-1/3% of the current value of its net assets for temporary or emergency purposes or to meet redemptions. The Fund has adopted a nonfundamental policy to limit such borrowing to 10% of its net assets and those borrowings may be secured by the pledge of not more than 15% of the current value of its total net assets (but investments may not be purchased by the Fund while any such borrowings exist), except as permitted by the1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

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3.	Issue senior securities, except insofar as the Fund may be deemed to have issued a senior security in connection with any repurchase agreement or any permitted borrowing, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

4.	Make loans, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

5.	The Fund may invest in securities issued by other investment companies that invest in the types of securities in which the particular Fund itself is permitted to invest. The Fund may not invest in securities of any registered investment company, except to the extent permitted under the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction or exemptive orders;

6.	Invest in real property (including limited partnership interests but excluding real estate investment trusts and master limited partnerships, debt obligations secured by real estate or interests therein, and securities issued by other companies that invest in real estate or interest therein); invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity;

7.	Engage in the business of underwriting securities of other issuers, except to the extent that the disposal of an investment position may technically cause it to be considered an underwriter as that term is defined under the 1933 Act;

8.	Sell securities short, except to the extent that the Fund contemporaneously owns or has the right to acquire at no additional cost securities identical to those sold short;

9.	Purchase securities on margin, except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities;

10.	Purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Adviser, or the Distributor, each owning beneficially more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer;

11.	Purchase a security if, as a result, more than 25% of the value of its total assets would be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) this limitation shall not apply to obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents; and (c) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry;

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12.	Invest more than 5% of its net assets in warrants which are unattached to securities, included within that amount, no more than 2% of the value of the Fund’s net assets, may be warrants which are not listed on a U.S. stock exchange;

13.	Write, purchase or sell puts, calls or combinations thereof, except that the Fund may purchase or sell puts and calls as otherwise described in the Prospectus or SAI; however, the Fund will invest no more than 5% of its total assets in these classes of securities for purposes other than bona fide hedging;

14.	Invest more than 5% of the current value of its total assets in the securities of companies which, including predecessors, have a record of less than three years’ continuous operation (except (a) obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (b) municipal securities which are rated by at least two NRSRO’s or determined by the Adviser to be of a comparable rating), provided the Fund may invest all or a portion of its assets in another open-end management investment company or ETF with substantially the same investment objective, policies and investment restrictions as the Fund.

As a matter of fundamental policy, notwithstanding any limitation otherwise noted, the Fund is authorized to seek to achieve its investment objectives by investing all of its investable assets in an investment company having substantially the same investment objectives and policies as the Fund subject to the 1940 Act.

Except as set forth in the investment limitation on borrowing and the investment limitation on illiquid securities, if a percentage restriction on investment policies or the investment or use of assets set forth in the Prospectus or SAI are adhered to at the time a transaction is effected, later changes in percentage resulting from changing assets values will not be considered a violation. If events subsequent to a transaction result in the Fund exceeding the percentage limitation on illiquid securities, the Adviser will take appropriate steps to reduce the percentage held in illiquid securities, as may be required by law, within a reasonable amount of time.

It is the intention of the Fund, unless otherwise indicated, that with respect to the Fund’s policies that are the result of the application of law the Fund will take advantage of the flexibility provided by rules or interpretations of the SEC currently in existence or promulgated in the future or changes to such laws.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year to year, as well as within a year, as a result of the Fund’s actively-managed strategy. The Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “PORTFOLIO TRANSACTIONS AND BROKERAGE” in this SAI.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

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DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings (defined below) data for the Trust on behalf of the Fund may be disclosed to Third Parties (defined below) (which may include the public) and Service Providers (defined below). No data about the Fund’s portfolio holdings may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Fund: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board of Trustees of the Trust, or an officer of the Trust.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolio Holdings. These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

In order to protect the Fund from any trading practices or other use by a Third Party that could harm the Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

Only officers of the Trust and their authorized agents, including, but not limited to, the Chief Compliance Officer of the Adviser, may approve the disclosure of the Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of the Trust and its authorized agents, including, but not limited to, the Chief Compliance Officer of the Adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

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Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Chief Compliance Officer for the Adviser (or persons designated by such Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be either subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Carret Asset Management, LLC (Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
U.S. Bank, N.A. (Custodian)	Daily	None	Daily	Daily
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Trust Counsel)	As needed	None	As needed	As needed
Thompson Hine LLP (Independent Counsel)	As needed	None	As needed	As needed
Bloomberg L.P.	Monthly	30 days	Monthly	Monthly
Thomson Reuters Lipper	Monthly	30 days	Monthly	Monthly
Morningstar, Inc.	Monthly	30 days	Monthly	Monthly
FactSet Research Systems Inc.	Monthly	30 days	Monthly	Monthly

The Fund’s Adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

The disclosure policy currently authorizes the quarterly dissemination of full portfolio holdings of the Fund with a fifteen (15) calendar day lag. Except as set forth in this Policy, the full holdings of the Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-PORT; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-PORTs are available free of charge on the SEC’s website at www.sec.gov. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Morningstar and Lipper, at the same time that it is filed with the SEC.

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Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to Third Parties for the most recent month-end period and only after a fifteen (15) calendar day delay from the end of the month being provided. These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

§	Disclosures that are required by law;
§	Disclosures necessary for Service Providers to perform services to the Funds, provided that they are made pursuant to a written agreement between the Service Provider and the receiving party that restricts the third party’s use of the information;
§	Disclosure necessary for Rating Agencies to assess applicable fund ratings;
§	Disclosures necessary to broker-dealers or banks as a part of the normal buying, selling, shorting or other transactions in portfolio securities;
§	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants or counsel; and
§	Disclosures to the adviser of a Fund of compiled data concerning accounts managed by the adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time.

When the Adviser determines that the purchase or sale of a particular security is appropriate for more than one client account, the Adviser may, but is not obligated to, aggregate client orders into one order (“Block Orders”) for execution purposes. Block trading can avoid the adverse effect on a security’s price when simultaneous separate and competing orders are placed. When aggregating orders and subsequently allocating Block Orders (purchases and sales) to individual client accounts, it is the policy of the Adviser to treat all clients fairly and to achieve an equitable distribution of aggregated orders.

When a Block Order is filled in its entirety, each participating account will receive the average share price for the order on the same business day and transaction costs shall be shared pro rata based on each client’s participation in the Block Order. If the total amount of securities bought or sold is less than the amount requested in the Block Order, the portion that is executed will be allocated pro rata between all accounts participating in the Block Order at the average price obtained, and transaction costs will be shared pro rata based on each client’s allocation in the initial block. Participating accounts that had an order for a de minimis number of shares may be allocated their full order before the remaining shares are allocated. Such allocations will be made pro rata to all participating accounts which had an order for a de minimis number of shares based on each client’s participation in the order unless the cost of such allocation is deemed excessive. In situations for which pro-rata allocations would result in excessive trading costs, the allocation will be based on simple random selection.

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If the Adviser receives an order for a security at the same time as there exists an open order with a broker, the additional order may be added to the existing open order. However, any partial fills of the existing open order that occurred prior to the time of the placement of the second order with the same broker shall be allocated solely to the clients participating in the existing open order, and the unfilled portion of the existing open order will be added into the subsequent order.

Some types of purchase or sale transactions cannot be included in Block Orders. Such trades often must be executed on an individual basis rather than aggregated with other trades. In such cases, clients may not receive as favorable executions as they might otherwise receive from Block Orders. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

Brokerage and Research Services

The Adviser places orders for the purchase and sale of portfolio securities for the Fund through several brokers or dealers. The general policy of the Adviser is to use their best efforts to seek to obtain best execution for all client portfolio transactions, taking into account a variety of factors such as: (i) the security price; (ii) the commission rate; (iii) the size and difficulty of the order and timing of the transaction; (iv) the broker-dealer’s execution capability, which includes the broker-dealer’s relative ability to execute an order at the best available price, as well as the speed, quality, overall cost and certainty of execution; (v) the broker-dealer’s responsiveness and financial responsibility, which includes the broker-dealer’s creditworthiness and other factors that may impact the Adviser’s confidence in the broker-dealer’s stability; (vi) any conflicts of interest associated with using a broker-dealer; (vii) confidentiality provided by the broker-dealer; (viii) other factors, such as, the broker-dealer’s integrity and quality of communication, the adequacy of information provided by the broker-dealer, the ability of the broker-dealer to provide ad hoc information or services, and the ability of the broker-dealer to handle client directed brokerage arrangements; and (ix) research capabilities of the broker-dealer. It is not the policy of the Adviser to seek the lowest available commission rate where it believes that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution. The Adviser cannot assure that best execution will be achieved for the Fund transaction. The Adviser maintains a list of approved broker-dealers they will use to place Fund and other client trades for execution. The Adviser will periodically reevaluate these broker-dealers to confirm that they meet the criteria and standards that have been set by the Adviser, including that they provide trade execution services that the Adviser view as satisfactory. Upon reevaluation, the Adviser may add or remove broker-dealers to or from the list of approved broker-dealers. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolios, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

Subject to the policy of seeking best execution for transactions, and subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), the Adviser is permitted to place trades with a broker-dealer that provides brokerage and research services. The Adviser may have an incentive to select or recommend a broker based on its interest in receiving research or other products or services, rather than its interest in receiving the most favorable execution for the Fund. However, in selecting a broker for research, the Adviser makes a good faith determination that the amount of commission charged is reasonable in relation to the value of the brokerage and/or research received. The determination may be viewed in terms of a particular transaction or the overall responsibilities of the Adviser with respect to the accounts over which they exercise investment discretion. Research and brokerage services provided by broker-dealers chosen to place the Fund’s portfolio transactions may be useful to the Adviser in providing services to their other clients, although not all of these services may be necessarily useful and of value in managing the Fund. Conversely, brokerage and research products and services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients may be useful to the Adviser in managing the Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients. Subject to Section 28(e) of the 1934 Act, the Adviser may pay a broker additional commission in recognition of the value of the brokerage and/or research services provided by that broker. When the Adviser uses Fund brokerage commissions to obtain research or other products or services, the Adviser would receive a benefit because it does not have to produce or pay for the research, products or services. The advisory fees paid by the Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear.

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The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards. As of the date hereof, the Adviser does not have any affiliated broker-dealer.

The following tables list the total amount of brokerage commissions paid by the Fund for the fiscal years noted below:

	For the Fiscal Year Ended September 30, 2025	For the Fiscal Year Ended September 30, 2024	For the Fiscal Year Ended September 30, 2023
Brokerage Commissions Paid by Fund	$0	$0	$0

No brokerage commissions were paid to affiliated brokers during the three most recent fiscal years, nor did the Fund own any securities of brokers to which they paid commissions in the three most recent fiscal years.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

ALPS Fund Services, Inc. (“Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

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Share Classes

The Fund has two share classes: Institutional Class and Class A shares.

The assets received by each class of the Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund. The underlying assets of each class of the Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and the Trust. Any general expenses of the Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Board of Trustees in such manner as they determine to be fair and reasonable.

Purchase of Shares

Institutional Class Shares. Institutional Class shares of the Fund are offered at net asset value without a sales load. Purchases of Institutional Class shares may only be made by one of the following types of “Institutional Investors”:

(1)	trusts, or investment management and other fiduciary accounts managed or administered by the Adviser or its affiliates or correspondents pursuant to a written agreement;
(2)	any persons purchasing shares with the proceeds of a distribution from a trust, investment management and other fiduciary account managed or administered by Carret Asset Management, LLC or its affiliates or correspondents, pursuant to a written agreement;
(3)	any registered investment advisor (RIA) or financial planner who uses the Institutional Class in conjunction with a “wrap fee” or asset-based fee; and
(4)	other persons or organizations authorized by the Distributor. The Trust and the Distributor reserve the right to waive or reduce the minimum initial investment amount with respect to certain accounts. All initial investments should be accompanied by a completed Purchase Application.

Class A Shares. Class A shares of the Fund are offered with a front-end sales charge and volume reductions. For purchases of $1,000,000 or more, a contingent deferred sales charge (“CDSC”) of 1.00% will be assessed if redeemed within one year of purchase and a 0.50% CDSC will be assessed if redeemed after the first year and within the second year.

Class A Share Sales Charge Schedule. If you choose to buy Class A shares, you will pay the Public Offering Price (“POP”) which is the Net Asset Value (“NAV”) plus the applicable sales charge. Since sales charges are reduced for Class A share purchases above certain dollar amounts, known as “breakpoint levels”, the POP is lower for these purchases. The dollar amount of the sales charge is the difference between the POP of the shares purchased (based on the applicable sales charge in the table below) and the NAV of those shares. Because of rounding in the calculation of the POP, the actual sales charge you pay may be more or less than that calculated using the percentages shown below. At its discretion, the Distributor may provide the broker-dealer the full front-end sales charge.

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Amount of Purchase	Front-End Sales Charge as % of Public Offering Price	Front-End Sales Charge as % of Net Amount Invested	Broker-Dealer Amount of Sales Concession
Less than $50,000	4.25%	4.44%	4.00%
$50,000 to $99,999	3.75%	3.90%	3.50%
$100,000 to $249,999	3.00%	3.09%	2.75%
$250,000 to $499,999	2.50%	2.56%	2.25%
$500,000 to $999,999	2.00%	2.04%	1.75%
$1,000,000 and over (1)	0.00%	0.00%	1.00%

(1)	The Fund will assess Class A share purchases of $1,000,000 or more a 1.00% CDSC if they are redeemed within the first 12 months after purchase of shares and 0.50% if redeemed within one and two years of purchase unless the dealer of record waived its commission with the Fund’s approval. Certain exceptions apply (see ‘‘CDSC Waivers’’ and ‘‘Waivers for Certain Parties’’). The CDSC percentage you pay on Class A shares is applied to the NAV of the shares on the date of original purchase.

Class A Shares Sales Charge Reductions. If you believe you are eligible for any of the following reductions, it is up to you to ask the selling agent or the shareholder servicing agent for the reduction and to provide appropriate proof of eligibility.

●	You pay no front-end or back-end sales charges on Fund shares you buy with reinvested distributions.

●	You pay a lower sales charge if you are investing an amount over a breakpoint level. See the “Class A Share Sales Charge Schedule” above.

●	By signing a Letter of Intent (“LOI”), you pay a lower sales charge now in exchange for promising to invest an amount over a specified breakpoint within the next 13 months. We will hold in escrow shares equal to approximately 5% of the amount you intend to buy. If you do not invest the amount specified in the LOI before the expiration date, we will redeem enough escrowed shares to pay the difference between the reduced sales load you paid and the sales load you should have paid. Otherwise, we will release the escrowed shares when you have invested the agreed amount.

●	Rights of Accumulation (“ROA”) allow you to combine the amount you are investing and the total value of Class A shares of Carret Kansas Tax-Exempt Bond Fund already owned (excluding Class A shares acquired at NAV) to reach breakpoint levels and to qualify for sales load discounts on subsequent purchases of Class A shares.

●	You pay no sales charges on Fund shares you purchase with the proceeds of redemption of Class A shares within 90 days of the date of redemption.

You, or your fiduciary or trustee, also may tell us to extend volume discounts, including the reductions offered for rights of accumulation and letters of intent, to include purchases made by:

●	a family unit, including children under the age of twenty-one or single trust estate;

●	a trustee or fiduciary purchasing for a single fiduciary relationship; or

●	the members of a “qualified group”, which consists of a “company”, (as defined under the Investment Company Act of 1940), and related parties of such a “company”, which has been in existence for at least six months and which has a primary purpose other than acquiring Fund shares at a discount.

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HOW A LETTER OF INTENT CAN SAVE YOU MONEY.

If you plan to invest, for example, $200,000 in the Fund that charges a maximum sales load of 5.75% in installments over the next year, by signing a letter of intent you would pay only 4.00% sales load on the entire purchase. Otherwise, you might pay 5.75% on the first $49,999, 5.00% on the next $50,001 then 4.00% on the next $100,000.

CDSC Waivers. The CDSC does not apply to: (1) redemption of shares when the Fund exercises its right to liquidate accounts which are less than the minimum account size; (2) redemptions following death or post-purchase disability (as defined by Section 72(m)(7) of the Internal Revenue Code); (3) the portion of a mandated minimum distribution from an IRA, SIMPLE IRA or an individual type 403(b)(7) plan equal to the percentage of your plan assets held in the applicable Class of shares of the Fund; (4) reinvested dividends and capital gains; and (5) a Systematic Withdrawal Plan of 10% where the minimum distribution is $500 per month with an initial account of $20,000 or greater.

Waivers for Certain Parties. If you are eligible for certain waivers, we will sell you Class A shares so you can avoid higher ongoing expenses. The following people can buy Class A shares at NAV:

●	Current and retired employees, directors/trustees and officers of:
- The Adviser and its affiliates; - The service providers to the Fund; and - Family members of any of the above.

●	Current employees of:
- Broker-dealers who act as selling agents; and - Immediate family members (spouse, sibling, parent or child) of any of the above.

Contact your selling agent for further information. The Adviser reserves the right to enter into agreements that reduce or eliminate sales charges for groups or classes of shareholders, or for Fund shares included in other investment plans such as “wrap accounts”. If you own Fund shares as part of another account or package such as an IRA or a sweep account, you must read the directions for that account. Those directions may supersede the terms and conditions discussed here.

The Trust has adopted a Distribution and Services Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule”) with respect to Class A shares of the Fund (“Plan”). Under the Plan, the Trust (i) may pay the Distributor or another person for distribution services provided and expenses assumed, and (ii) may pay, through the Distributor, broker-dealers or other financial institutions (“Service Organizations”) for services, as defined by the Financial Industry Regulatory Authority (“FINRA”).

Distribution and Related Service Plans

The Fund has adopted a separate distribution and services (12b-1) plan for Class A shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the terms of the Plan, the Fund is authorized to make payments to financial intermediaries or the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going shareholder services performed by such financial intermediaries for their customers who are investors in the Fund. The Plan permits payment at an annual rate of up to 0.25% of such Fund’s average daily net assets attributable to its Class A shares for services and related expenses in connection with a financial intermediary’s administration of mutual fund distribution platforms that offer Class A shares of the Fund. Because these fees are paid out of the Fund’s Class A share assets on an ongoing basis, over time, they will increase the cost of an investment in Class A shares.

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The Distributor may retain some or all compensation payable pursuant to the Plan under certain circumstances, including but not limited to, such as if a financial intermediary resigns as the broker/dealer of record, or such financial intermediary failing to meet certain eligibly standards to be able to continue to be the broker/dealer of record.

Amounts Expensed Under the 12b-1 Plan

For the fiscal year ended September 30, 2025, the total amounts paid by Class A shares of the Fund to ADI (all of which ADI paid out as compensation to broker-dealers and other service providers) under the Fund’s Class A and Institutional Class Plan.

	Advertising	Printing and Mailing of Prospectuses to other than Current Shareholders	Compensation to Broker-Dealers	Compensation to Sales Personnel	Interest, Carrying or Other Financing Charge	Total 12b-1 Payments
Class A	$--	$--	$2,277	$--	$--	$2,277
Institutional Class	$--	$--	$0	$--	$--	$0

Shareholder Services Plan. Under the Shareholder Services Plan, the Fund is authorized to pay financial institutions, including the Adviser and its affiliates, or other persons who provide certain services to the Fund, a services fee, within the meaning of FINRA Rules under the Plan at an aggregate fee in an amount not to exceed on an annual basis 0.25% for Class A shares of the average daily net asset value of the respective class of shares of the Fund (“Services Fees”) as compensation for providing service activities pursuant to an agreement with each Service Organization. Institutional shares are offered without any Services Fees.

The Fund may pay a Services Fee to the Service Organizations at a lesser rate than the fees described above. The Services Fees will be computed daily and payable quarterly by the Fund.

Investment Minimums and Subsequent Investments

The minimum investments in the Fund are as follows:

	Institutional Class Shares	Class A Shares
Initial Purchase	$3,000,000	$5,000
Subsequent Purchases	$5,000	$250

The Fund may waive minimum investment amounts in Institutional Class shares as described in the prospectus. Subsequent investments may be made at any time by mailing a check to the Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third-party check.

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Shares of the Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order. Share certificates will not be issued. Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for the Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time): (i) in the case of a wire transfer payment, a purchaser must call 1-833-287-7933 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund. If federal funds are received by the Transfer Agent that same day, the order will be effective on that day. If the Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern Time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of the Fund’s shares and the valuation of Fund assets are discussed below in “NET ASSET VALUE.”

Underwriting Commissions

The following chart reflects the total front-end sales charges paid in connection with the sale of Class A shares of the Fund and the amount retained by ALPS Distributors, Inc. for the fiscal year or period indicated below:

	For the Fiscal Year Ended September 30, 2025	For the Fiscal Year Ended September 30, 2024	For the Fiscal Year Ended September 30, 2023
Total Sales Charge	$0	$0	$22
Amount Retained	$0	$--	$--

Redemption of Shares

If the Board of Trustees determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in-kind is not as liquid as a cash redemption.

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Redemption Procedures. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

Redemption Fees. If you sell or exchange your shares of the Fund after holding them 60 calendar days or less, a 2.00% redemption fee may be deducted from the redemption amount. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last.

Redemption requests for shares recently purchased by check will be accepted only after the Fund has confirmed receipt of payment for the shares, which may take up to 10 days.

Note: Under the 1940 Act, the Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or (iv) as otherwise permitted by the SEC or other regulatory authority. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Trust’s Board of Trustees. The Board approves all significant agreements between/among the Fund and the persons or companies that furnish services to the Fund, including agreements with the Fund’s distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Adviser and the Fund’s administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

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Independent Trustees

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	8	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).
Merrillyn J. Kosier, Birth year: 1959	Trustee	Ms. Kosier was appointed to the Board on November 17, 2021.	Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R. J. O’Brien & Associates (1982 - 1984). Most recently, Ms. Kosier joined the board of Miami Corporation Management, a multi-generation family office and family holding company (June 2023 - present). She is also Board and CEO Advisor to Bridgeway Capital Management, a U.S. asset manager specializing in statistically driven institutional investment strategies, mutual funds, and sub-advisory services (December 2023 - present).	8	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 - present).
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	8	Mr. Seese is a Director of the Alpha Alternative Assets Fund (September 2021 to Present), The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

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Officers

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas Foss, Birth Year: 1977	President	President Since August 2022 Chief Compliance Officer from January 2018 -August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Director, Fund Compliance & Governance at SS&C ALPS. Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of Sound Point Meridian Capital, Inc; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jill McFate Birth year: 1978	Treasurer	Since December 2021	Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.
Theodore J. Uhl, Birth Year: 1974	Chief Compliance and Anti-Money Laundering Officer	Since August 2024	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also Chief Compliance Officer of Financial Investors Trust, Centre Funds, GraniteShares ETF Trust, FS MVP Private Markets Fund, Accordant ODCE Index Fund, and the SS&C Interval Fund Platform.
Camilla Nwokonko, Birth year: 1995	Secretary	Since October 2024	Ms. Nwokonko specializes in legal and regulatory matters in investment management, including regulatory compliance, corporate governance, and issues related to both registered and private funds. She holds a Juris Doctor from Marquette University Law School and a Bachelor of Science in Economics from Texas A&M University, providing her with a solid academic foundation. Prior to her current role, she gained valuable experience as an Associate Attorney at U.S. Bank Global Fund services—a global fund administrator, where she navigated complex regulatory frameworks. Ms. Nwokonko has also obtained experience through internships and roles at Northwestern Mutual and Oracle Corporation.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 8 series of the Trust.

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Ward D. Armstrong-Through his experience as a senior officer of and board member of financial and other organizations, Mr. Armstrong contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience. Additional information regarding Mr. Armstrong’s principal occupations and other directorships held is presented in the chart above. Mr. Armstrong received a B.S. in Business Administration (Finance Emphasis) from the University of Minnesota, Carlson School of Management.

Merrillyn J. Kosier- Through her experience as a senior officer and trustee in the investment management industry, Ms. Kosier contributes her management and oversight experience to the Board. The Board also benefits from her experience as a board member of other organizations. She was selected to serve as a Trustee of the Trust based on her business acumen, regulatory and 40 Act funds knowledge, distribution and marketing/communications experience in the financial services arena. Additional information regarding Ms. Kosier’s principal occupations and other directorships held is presented in the chart above. Ms. Kosier is a graduate of Andrews University and earned an MBA from Loyola University Chicago.

Patrick Seese -Through his experience as a senior officer of and board member of financial and other organizations, Mr. Seese contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other organizations. He was selected to serve as a Trustee of the Trust based on his business, financial services and accounting experience. Additional information regarding Mr. Seese’s principal occupations and other directorships held is presented in the chart above. Mr. Seese is a graduate of the University of Colorado and earned an MBA from The University of Chicago Booth School of Business. He is one of the founders of The Mile High Five Foundation (MH5), a charity dedicated to fund youth/health-related organizations.

None of the Independent Trustees own securities in Carret Asset Management, LLC, the Fund’s investment adviser, or ALPS Distributors, Inc., the Fund’s principal underwriter, nor do they own securities in any entity directly controlling, controlled by, or under common control with these entities.

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Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees.  The Trust has engaged the Adviser to manage the Fund on a day-to day basis.  The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust.  The Board is currently composed of three members, all of whom are Independent Trustees.  The Board meets at regularly scheduled quarterly meetings each year.  In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Ward D. Armstrong, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These include the Trust’s series of Fund shares, the Fund’s single portfolio of assets, the fund’s net assets and the services provided by the Fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer to oversee the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and their principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526.  The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter.  The Audit Committee members, each of whom are Independent Trustees, are:  Ward D. Armstrong, Merrillyn J. Kosier, and Patrick Seese.  The Audit Committee met three times during the fiscal year ended September 30, 2025.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are: Ward D. Armstrong, Merrillyn J. Kosier, and Patrick Seese. The Nominating and Corporate Governance Committee of the Board met one time during the fiscal year ended September 30, 2025.

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Independent Trustee Retirement Policy. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Independent Trustee Retirement Policy (“Retirement Policy”), Independent Trustees are required to retire upon the end of the calendar year in which such Trustee attains age of 80. The Trustees review the Fund’s Retirement Policy from time to time and may make changes as deemed appropriate.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS Series Trust, c/o Secretary, 1290 Broadway, Suite 1000, Denver, Colorado, 80203.

As of December 31, 2025, the dollar range of equity securities in the Fund beneficially owned by the Trustees were as follows:

Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Ward Armstrong	None	None
Merrillyn J. Kosier	None	None
Patrick Seese	None	None

*	The Fund Complex currently consists of 8 series of the Trust.

Remuneration of Trustees. As of September 30, 2025, the Trustees of the Trust receive a quarterly retainer of $16,250, plus $5,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,875 and the Independent Chair receives a quarterly retainer of $4,250. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

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For the fiscal year ended September 30, 2025, the Trustees received the following compensation:

Trustees	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
Ward D. Armstrong	$102,000	$0	$0	$102,000
J. Wayne Hutchens**	$85,000	$0	$0	$85,000
Merrillyn J. Kosier	$85,000	$0	$0	$85,000
Patrick Seese	$92,500	$0	$0	$92,500

*	The Fund Complex currently consists of 8 series of the Trust.
**	J. Wayne Hutchens resigned as a Trustee of the Trust effective after the close of business on November 20, 2025.

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGER

Carret Asset Management, LLC (“Adviser”), subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Fund and is responsible for the management of the Fund’s portfolio. The Adviser’s principal address is 360 Madison Avenue, 20th Floor New York 10017.

Pursuant to the Investment Advisory Agreement (“Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee for the Fund of 0.30% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The initial term of the Advisory Agreement is two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Fund may terminate the Advisory Agreement upon sixty (60) days’ notice. The Adviser may terminate the Advisory Agreement upon one hundred twenty (120) days’ notice.

The Adviser has contractually agreed to limit the amount of the Fund’s total annual fund operating expenses, (excluding Rule 12b-1 Fees, shareholder servicing fees, Acquired Fund Fees and Expenses, brokerage expenses, interest expenses, taxes and extraordinary expenses) to an annual rate of 0.48%   of each class of the Fund’s average daily net assets. This agreement is in effect through at least January 31, 2027, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days’ written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, this Agreement may only be amended or terminated with the approval of the Board of Trustees of the Trust. The Adviser will be permitted to recover, on a class by class basis, expenses it has borne through the expense limitation agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced.

The Adviser further agrees that such fee waivers and reimbursements for the Fund shall continue at least through January 31, 2027; and will thereafter continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Trustees of the Trust and the Adviser does not provide at least 30 days written notice of non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, this Agreement may only be amended or terminated with the approval of the Board of Trustees of the Trust.

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The Adviser will be permitted to recover with respect to a Fund, on a class-by-class basis, expenses it has borne through this Agreement (whether through reduction of its management fee or otherwise) only to the extent that the applicable Fund’s expenses in later periods do not exceed the lesser of (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses. Notwithstanding the foregoing, the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee and expense was reduced, as calculated on a monthly basis.

The table below shows the management fees for the Adviser for the fiscal year or period indicated below:

	For the Fiscal Year Ended September 30, 2025	For the Fiscal Year Ended September 30, 2024	For the Fiscal Year Ended September 30, 2023
Gross Advisory Fees(a)	$361,061	$367,524	$397,090
Waiver of Advisory Fees	$204,169	$221,087	$160,735
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$156,892	$146,437	$236,355

(a)	Gross Advisory Fees includes $456 of prior period recoupments.

DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Trust on behalf of the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Trust on behalf of the Fund currently employs ALPS Fund Services, Inc. (an affiliate of the Distributor) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Fund.

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The table below shows the administrative fees earned by ALPS for the fiscal year indicated below:

	For the Fiscal Year Ended September 30, 2025	For the Fiscal Year Ended September 30, 2024	For the Fiscal Year Ended September 30, 2023
Administrative Fees	$199,755	$193,396	$196,566

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is the Trust’s Proxy Voting Policies and Procedures and a summary of the Adviser’s proxy voting policies that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of the Fund or the Adviser, on the other. Appendix B provides a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed. However, Appendix B does not address all potential voting issues or the intricacies that may surround individual proxy votes. For that reason, there may be instances in which votes may vary from the Trust’s and the Adviser’s Proxy Voting Policies and Procedures. Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Fund’s investment objectives. Information on how the Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (i) upon request, by calling 1-888-628-8208   and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Funds and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of a class of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.

A shareholder who owns beneficially 25% or more of the outstanding securities of the Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

As of December 31, 2025, the following shareholders owned 5% or more of the outstanding shares of a class of the Fund as listed below:

Class	Shareholder Name	Address	Percentage of Interest	Type of Ownership
Class A	LPL FINANCIAL CORPORATION	8202 E 21ST ST N WICHITA, KS 67206	97.13%	Dealer
Institutional Class	RELIANCE TRUST CO	PO BOX 78446 ATLANTA, GA 30357	97.93%	Trust Dealer

As of December 31, 2025, the officers and Trustees of the Trust owned less than 1% of any class of the outstanding shares of the Fund.

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EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGER

The following sections set forth certain additional information with respect to the portfolio manager for the Fund. Unless noted otherwise, all information is provided as of September 30, 2025.

Other Accounts Managed by Portfolio Manager

The table below identifies as of September 30, 2025, the number of accounts (other than the Fund) for which the Fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)*	Number*	Total Assets (in millions)*
Neil D. Klein	1	$125	0	$0	1,793	$2,116
Jason R. Graybill	1	$125	0	$0	1,793	$2,116

*	If an account was managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once.

Portfolio Manager Compensation

Each portfolio manager’s compensation consists primarily of a variable pay component. The variable pay component is based on assets under management. The portfolio manager’s compensation is determined by a number of factors including the consistency of the portfolio manager’s performance, the total value of the assets managed by the portfolio managers, the profitability of the investment advisor and the portfolio manager’s contribution to profitability and the trends in industry compensation and levels.

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Each Portfolio Manager also receives employee benefits, which may include health care and other insurance benefits as well as participation in the 401(k) program.

The structure of the portfolio manager’s compensation may be modified from time to time to reflect, among other things, changes in responsibilities or the competitive environment.

Potential Conflicts of Interest with Other Accounts

Potential conflicts of interest may arise when a fund’s portfolio managers have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Adviser and the Fund have adopted compliance policies and procedures that are designed to mitigate various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser’s Code of Ethics requires employees to place the Adviser’s clients’ interests ahead of the employee’s own interests. The Adviser has also adopted trade allocation procedures that are designed to facilitate the allocation of investment opportunities among multiple client accounts. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages.

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Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages. If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he has an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of September 30, 2025.

Portfolio Manager	Dollar Range of Ownership of Securities
Neil D. Klein	$0
Jason R. Graybill	$0

NET ASSET VALUE

The following is a description of the procedures used by the Fund in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of the Fund is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges for which market quotations are available are valued at the official closing price. If there is no official closing price, the valuation designee values the securities at the mean of the last bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by the valuation designee. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the valuation designee, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the valuation designee. Valuing securities at fair value involves greater reliance on judgement than valuation of securities based on readily available market quotations.

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FEDERAL AND CERTAIN STATE INCOME TAXES

Federal Income Taxes

This section provides additional information primarily concerning U.S. federal income taxes. It is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, possibly with retroactive effect. Except as specifically noted below, the following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Fund may vary depending upon the shareholder’s particular situation. This discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (i.e. entities classified as corporations for U.S. tax purposes that are organized under the laws of the United States or any state), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

Except where otherwise noted, this, discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt entities, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, and traders in securities that elect to mark-to-market their securities holdings, (vi) shareholders holding shares as part of a hedge, straddle or conversion transaction, (vii) shareholders who are subject to either the U.S. federal alternative minimum tax or the U.S. federal corporate minimum tax, (viii) insurance companies, and (ix) shareholders that are pass-through entities.

If a pass-through entity (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of an owner in the pass-through entity will generally depend upon the status of the owner and the activities of the pass-through entity. Owners of pass-through entities that are considering the purchase of shares of the Fund should consult their tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

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General Policies

In general, it is the policy of the Fund to distribute to shareholders monthly substantially all of its investment company taxable income (which includes, among other items, interest and the excess of any net short-term capital gains over net long-term capital losses). It is the policy of the Fund to distribute annually the excess of net long-term capital gains over net short-term capital losses, if any, after offsetting any capital loss carryovers, as “capital gains dividends.” Capital gains for the Fund is distributed at least annually.

Distributions of investment company taxable income and capital gain distributions are payable as of the close of the Exchange on the record date for each dividend or distribution.

Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. The Fund also intends to be treated as a separate entity for federal income tax purposes. This discussion assumes that the Fund will qualify under Subchapter M of the Code as a regulated investment company and will satisfy distribution requirements for taxation as a regulated investment company (as described below), although there can be no assurance that these assumptions will be correct.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which the Fund may invest in some investments.

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With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to Treasury Regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, the Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below). In certain situations, the Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying the Fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is, any net long-term capital gains in excess of net short-term capital losses) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. The Fund intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryforwards, in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-back dividends”). Spill-back dividends are taxed to shareholders in the year in which they are received.

If the Fund retains any net capital gain, the Fund will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

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Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by the Fund may be carried forward indefinitely until they can be used to offset capital gains.

The Fund may be limited under Code Section 382 in its ability to offset its taxable income by capital loss carryforwards and net unrealized built-in losses after an “ownership change” of the Fund. The term “net unrealized built-in loss” refers to the excess, if any, of the Fund’s aggregate adjusted basis in its assets immediately before an ownership change, over the fair market value of such assets at such time, subject to a de minimis rule. The Fund would experience an ownership change under Code Section 382 if and when 5-percent shareholders of the Fund increase their ownership by more than 50 percentage points in the aggregate over their respective lowest percentage ownership of the Fund’s shares in a 3-year period. Under Code Section 382, if the Fund experiences an ownership change, the Fund may use its pre-change tax capital loss carryforwards and net unrealized built-in losses in a year after the ownership change generally only up to the product of the fair market value of the Fund’s equity immediately before the ownership change and a certain interest rate published monthly by the U.S. Treasury known as the applicable long-term tax-exempt rate. The foregoing limitation on the use of pre-ownership change net unrealized built-in losses only applies for a period of five years after the ownership change, while the foregoing limitation on the use of pre-ownership change capital loss carryforwards lasts indefinitely.

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, distributions of amounts of capital gains offset by carried-forward capital losses are generally treated as return of capital distributions to shareholders. The Fund cannot carry back or carry forward any net operating losses. As of the fiscal year ended September 30, 2025, the Fund had Short-Term of $2,606 and Long-Term of $2,700,692 of accumulated capital loss carryforwards.

The Fund may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year (taking into account certain deferrals and elections) and 98.2% of its net capital gain income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. Exempt-interest dividends are excluded from the Fund’s distributed amount for purposes of calculating any excise tax liability for a calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.

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The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Fund).

Equalization Accounting

The Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, the Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow the Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders. However, the IRS has not expressly authorized the particular equalization methods that the Fund may use, and the Fund’s use of an equalization method may be subject to IRS scrutiny. If the IRS determines that the Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for the Fund that is a personal holding company for federal income tax purposes.

Personal Holding Company

If the Fund is a “personal holding company” and fails to distribute (or to be treated as distributing) all of its investment company taxable income, the Fund may be subject to a 20% nondeductible tax on its “undistributed personal holding company income.” The Fund would generally be a personal holding company for a taxable year if five or fewer individuals own more than 50% of its outstanding shares at any time in the last half of the taxable year. The term “individual” for this purpose includes private foundations and certain trusts. The Fund does not expect to be subject to the tax on undistributed personal holding company income, although there can be no assurance that this will never occur.

Taxation of Fund Distributions

Dividends and other distributions by the Fund to a shareholder are generally treated for federal income tax purposes as received by the shareholders at the time the dividend or distribution is made. However, distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

The assets of the Fund will qualify to pay exempt-interest dividends if, at the close of each quarter of the Fund’s taxable year, at least 50 percent of the value of the total assets of the Fund consists of obligations described in Section 103(a) of the Code (generally, state or local bonds) or if the Fund is a “qualified fund of funds.” The term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

Exempt-interest dividends paid by the Fund are exempt from regular federal income taxes, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Fund. No distributions paid by the Fund are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to “qualified dividend income” in the hands of an individual shareholder.

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Tax-exempt income must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder’s gross income subject to federal income tax.

Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in the Fund is not deductible for U.S. federal income tax purposes. Under Treasury Regulations, the purchase of shares may be treated as having been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares of the Fund.

Shares of the Fund generally would not be suitable for tax-exempt institutions and may not be suitable for retirement plans qualified under Section 401 of the Code and individual retirement accounts because the recognition of taxable income on the earnings of such plans and accounts is generally deferred and, not only would the shareholder not gain any current benefit from the Fund’s dividends being tax-exempt, but such dividends would be ultimately taxable to the beneficiaries when distributed from the plan.

Although interest on certain private activity bonds is exempt from regular federal income tax, such interest is a tax preference item for non-corporate taxpayers when determining their alternative minimum tax under the Code and could subject a shareholder to or increase the shareholder’s liability under the federal alternative minimum tax, depending on the shareholder’s personal or corporate tax position.

In addition, the Fund may be an inappropriate investment for entities that are “substantial users” of facilities financed by “private activity bonds” owned by the Fund or “related persons” thereof. A “substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his or her trade or business provided one of the following is true: (i) the person’s gross revenues derived with respect to the facilities financed by the issuance of bonds are more than five percent of the total revenues derived by all users of such facilities; (ii) the person occupies more than five percent of the usable area of such facilities; or (iii) the facilities or a part thereof were specifically constructed, reconstructed or acquired for the person. “Related persons” generally includes certain (i) related natural persons, (ii) members of a controlled group of corporations, (iii) partnership and its partners (and their spouses and minor children), (iv) S corporations and its shareholders (and their spouses and minor children), and (v) two or more persons if the relationship between such persons would result in a disallowance of losses under certain sections of the Code.

Distributions paid by the Fund that are not exempt-interest dividends and are not properly reported as capital gain distributions will generally be taxable to the shareholders to the extent paid out of current or accumulated earnings and profits. Such dividends would generally be taxed as ordinary income. However, the Fund may report certain taxable dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain (assuming certain holding period requirements are satisfied), which (for this purpose) is 20%, in addition to the 3.8% Medicare tax discussed below.

Dividends received by corporate shareholders that are reported by the Fund in a written statement furnished to shareholders may qualify for a 50% dividends received deduction with respect to qualifying dividends received by the Fund from domestic corporations and with respect to that portion (if any) of interest paid or accrued on certain high yield discount obligations owned by the Fund that is treated as dividends, so long as (in either case) certain holding period requirements are met.

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If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in the shareholder’s shares, and thereafter as capital gain. A return of capital is generally not taxable, but it reduces a shareholder’s basis in the shareholder’s shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

An additional 3.8% Medicare tax will be imposed on certain net investment income of U.S. individuals, estates and certain trusts, to the extent that such person’s gross income, as adjusted, exceeds threshold amounts. Net investment income for this purpose includes distributions paid by the Fund (except exempt-interest dividends) and on capital gains from the sale or exchange of Fund shares. Net investment income also includes interest, dividends (other than exempt interest dividends), royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income is reduced by deductions properly allocable to such income.

Certain tax-exempt educational institutions are subject to a 1.4% tax on net investment income. For these purposes, certain dividends (other than exempt-interest dividends) and capital gain distributions, and certain gains from the disposition of the Fund’s shares (among other categories of income), are generally taken into account in computing a shareholder’s net investment income.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in shares, and thereafter as capital gain.

A return of capital is generally not taxable, but it reduces a shareholder’s basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss equal to the difference between the amount received for the shares and the shareholder’s tax basis in the shares. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, such gain or loss will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the same Fund or other substantially identical securities are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss. Any loss on the redemption of shares held for six months or less in a Fund that pays exempt-interest dividends will be disallowed to the extent of the exempt-interest dividends received on such shares.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Fund.

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Non-U.S. Taxes

Investments in non-U.S. securities may cause the Fund to be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons or U.S. corporations to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If the Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by the Fund would also be subject to certain holding period and other limitations imposed by the Code.

If the Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement.

The Fund does not anticipate that it will be eligible for the elections discussed in this section.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain foreign currency contracts may be subject to Code Section 1256, with the result that such contracts generally must be “marked to market” annually, and gains and losses with respect to such contracts would generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. See “Options and Other Financial Products”, below. Certain of the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Real Estate Investment Trusts

The Fund’s investments in equity securities of a real estate investment trust (“REIT”), if any, may result in such Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

If a Fund invests in equity securities of a REIT, the Fund may be eligible to pay “section 199A dividends” to its shareholders with respect to certain dividends received by it from its investment in REITs. Section 199A dividends are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

Exchange-Traded Notes

The Fund may invest in exchange-traded notes (“ETNs”). The tax treatment of ETNs will depend upon the particular features of the ETN in question and may present significant uncertainties.

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Some ETNs may be properly treated as indebtedness for federal income tax purposes. The Fund will be required to take into account interest income on such ETNs on the accrual method. If the ETN is issued or purchased at a discount, the Fund may be required to take the discount into income as original issue discount or market discount. See “Securities Issued or Purchased at a Discount” below.

Other ETNs may be properly treated as prepaid forward or derivative contracts for U.S. federal income tax purposes. The tax consequences of an investment in such ETNs are unclear under current law. With regard to such ETNs, the Fund may not report any taxable income or loss over the term of the ETNs prior to their taxable disposition (including at maturity or pursuant to an early redemption or call). Upon a taxable disposition of a ETN, the Fund would report gain or loss equal to the difference between the amount realized on the taxable disposition and the Fund’s tax basis in the ETN (the latter of which should equal the amount paid to acquire the note). This gain or loss should be long term capital gain or loss if the Fund has held the ETN for more than one year at that time.

In addition, some ETNs may be taxed as “section 1256 contracts.” See “Options and Other Financial Products” below.

There are significant uncertainties regarding the tax consequences of the Fund’s ownership and disposition of ETNs treated as a prepaid forward or derivative contract. For example, the Fund might be required to include amounts in income during the term of the ETN notes and/or to treat all or a portion of the gain or loss on the taxable disposition of the ETN as ordinary income or loss or as short term capital gain or loss, without regard to how long the Fund holds the ETN.

Moreover, an investment in an ETN that is linked to a commodities index would also present uncertainties concerning whether income from the investment is qualifying income for purposes of the Fund’s qualification as a regulated investment company. Qualifying income includes gains from the sale or other disposition of securities, as well as “other income” derived with respect to a regulated investment company’s business of investment in securities. For this purpose, the term “securities” has the meaning provided in the 1940 Act. However, the IRS has taken the position that there is no conclusive authority concerning whether a derivative contract on commodities is included within the 1940 Act’s definition of “security.” For several years, the IRS regularly issued private rulings that treated commodity-linked notes as producing qualifying income, but since then the IRS has generally stopped issuing rulings that require a determination of whether a financial instrument is a security under the 1940 Act. Accordingly, there can be no assurance that income derived by the Fund from a commodities-linked ETN would be qualifying income.

Options and Other Financial Products

The Fund’s investments, if any, in derivatives including options, hedging transactions, future contracts, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, result in the recognition of short-term capital gain, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. Losses realized by the Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

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The Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute part of “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of the Fund’s hedging activities including its transactions in options and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Rules governing the tax aspects of notional principal contracts in which the Fund may invest are not clear in various respects. As a result, the IRS could challenge the Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of the Fund as a regulated investment company.

When the Fund sells a put or call option, the premium received generally is not included in income at the time of receipt. If the option expires, the premium is generally included in income of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The sale by the Fund of a covered call option may result in the suspension of the fund’s holding period in the underlying security unless the call option is a “qualified covered call option”. Suspension of the holding period may result in short-term capital gains, taxable to fund shareholders at ordinary income rates, when the holder exercises the option, and may disqualify dividends issued on the underlying securities from being taxed to individual shareholders of the fund and other non-corporate shareholders as qualified dividends at rates applicable to long-term capital gains. A qualified covered call option is a covered call option that has a term of more than 30 days when issued, is not deeply in the money (as defined) when issued and satisfies certain other conditions.

Some of the Fund’s investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or losses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”). Section 1256 contracts held by the Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

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Securities Issued or Purchased at a Discount

The Fund may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Under long-standing tax rules, a taxpayer that acquires an obligation with original issue discount must include the original issue discount in income on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. However, original issue discount on a tax-exempt obligation generally is treated as tax-exempt interest. Obligations owned by the Fund that have original issue discount may include investments in payment-in-kind securities, and certain other obligations. Obligations with original issue discount owned by the Fund will give rise to income that the Fund will be required to distribute even though the Fund does not receive an interest payment in cash on the obligation during the year. In order to generate sufficient cash to make the required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such sales. If the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the receipt of principal payments or on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes. Gain on the disposition of market discount bonds is taxable as ordinary income even if interest on the debt obligation in question is tax exempt. In contrast, gain attributable to original issue discount, whenever recognized, on a tax-exempt obligation is treated as tax-exempt interest.

Transfers between Classes of the Fund

Exchanges of shares between classes of the Fund are generally not taxable transactions. Certain “significant holders” of the Fund within the meaning of Treasury Regulation Section 1.368-3(c)(1) will be required to include in their federal income tax returns for the year of the exchange of one class of stock for another the information listed in Treasury Regulation Section 1.368-3(b). The term “significant holders” refers to shareholders of the Fund who own at least one percent (by vote or value) of the total outstanding shares of the Fund, as well as shareholders who own shares of the Fund (immediately before the exchange in question) having a tax basis of at least $1 million.

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High-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by the Fund if it invests in such securities in order to seek to ensure that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who (i) fails to properly furnish the Fund with a correct taxpayer identification number (TIN), (ii) is identified by the IRS as otherwise subject to backup withholding, or (iii) fails to certify to the Fund that the shareholder is not subject to such withholding. The backup withholding tax rate is currently 24%.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that the shareholder has failed to report interest or dividends may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Fund (or its administrative agent) must report to the IRS and furnish to fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012 (“covered shares”), when such shares are subsequently, redeemed, exchanged or otherwise sold and whether these shares had a short-term or long-term holding period. In addition, the Fund is required to report the gross proceeds from the sale of all Fund shares (whether or not they are covered shares).

Shareholders may elect from among several IRS-accepted cost basis methods to calculate the cost basis of their covered shares. In the absence of such an election, the Fund will use its default cost basis method. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares, unless the shareholder revokes or changes the standing election. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Reportable Transactions

If an individual shareholder recognizes a loss with respect to Fund shares of $2 million or more or a corporate shareholder recognizes a loss of $10 million or more in any single taxable year (or twice such amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under Treasury Regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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Withholding on Shares Held Through Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), special withholding rules apply when U.S. persons hold investments in the Fund through foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”). FFIs and NFFEs that are shareholders of a Fund may be subject to a 30% withholding tax on certain distributions paid by the Funds. The FATCA withholding tax generally may be avoided on payments to an: (a) FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and satisfies certain withholding requirements, and (b) NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury Regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

A NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Shares held through such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury Regulations, IGAs, and other guidance regarding FATCA.

An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The certification requirements imposed by FATCA are in addition to, the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules not described in this discussion apply to investments through defined contribution plans and other tax-qualified plans, as well as investments by tax-exempt entities. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans or by such entities and the precise effect that investment in the Fund would have on their particular tax situation.

A type of savings account called “Trump Accounts” were introduced into the Code in 2025 as a type of individual retirement account for children.  Until the beginning of the first calendar year in which the account beneficiary attains the age of 18, a Trump Account can invest only in “eligible investments” which include only investments in mutual funds or exchange traded funds that track the returns of certain types of equity indexes.  The Fund does not expect to qualify as an eligible investment for Trump accounts and investors will not be eligible to invest a Trump Account in the Fund before the first calendar year in which the account beneficiary reaches the age of 18.

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The foregoing discussion relates solely to U.S. federal income tax law. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty and the potential applicability of the U.S. estate tax).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative actions.

Certain State and Local Income Tax Matters

Dividends and other distributions paid by the Fund also may be subject to state and local taxes, and their treatment under state and local income tax laws may differ from federal income tax treatment. Distributions from the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states. State and local tax treatment may change if the Fund ever fails to qualify as a regulated investment company for federal income tax purposes. The treatment also may change if the Fund fails to meet certain reporting and filing requirements under state laws and regulations.

The assets of the Fund include interest bearing obligations issued on behalf of the State of Kansas and political subdivisions thereof (the “Kansas Bonds”). The following discussion relating to Kansas state and local income tax only addresses the taxation of persons who are full-time residents of the State of Kansas.

Interest dividends distributed by the Fund are exempt from income tax imposed by the State of Kansas (“Kansas Income Tax”) if they are excluded from gross income for federal tax purposes and are attributable to interest on (i) Kansas Bonds issued after December 31, 1987, (ii) obligations exempted from tax under state law, including bonds issued by the Board of Regents Bonds for Kansas Colleges and Universities, Electrical Generation Revenue Bonds, Industrial Revenue Bonds, Kansas Highway Bonds, Kansas Turnpike Authority Bonds, Urban Renewal Bonds and “Build America” Bonds; (iii) qualifying obligations issued by the government of U.S., territories including qualifying obligation of Puerto Rico , Guam and the U.S. Virgin Islands, or (iv) obligations issued by the U.S. federal government. Such tax-exempt interest from the Fund may nonetheless be subject to the privilege tax imposed by the State of Kansas for shareholders subject to tax in Kansa that are national banking associations, banks, trust companies, federally chartered savings banks and savings and loan associations.

Distributions from the Fund, other than interest dividends described in the foregoing paragraph will generally be subject to the Kansas Income Tax. You generally will be subject to the Kansas Income Tax on the gain recognized on the sale or redemption of a share of the Fund.

Interest on indebtedness incurred or continued to purchase or carry shares of the Fund is not deductible for purposes of the Kansas Income Tax. Ownership of shares in the Fund may result in other Kansas tax consequences and prospective investors should consult their tax advisors.

This discussion is based on Kansas laws as enacted and construed on the date of this SAI and in certain cases on administrative guidance from state revenue departments. Such laws and interpretation are subject to change. Fund shares and Fund distributions may be subject to other state and local taxes not discussed above.

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DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware statutory trust on January 12, 2012 and consists of multiple separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust consists of multiple separate portfolios or series. When certain matters affect one Fund but not another, the shareholders vote as the Fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in the Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund. Additionally, approvals of Investment Advisory Contracts are matters to be determined separately by the Fund.

Approval by the shareholders of one Fund is effective as to that Fund whether or not sufficient votes are received from the shareholders of the other Fund to approve the proposal as to that Fund. The term “majority,” when referring to approvals to be obtained from shareholders of the Fund means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of the Fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of the Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

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Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUND

Custodian. U.S. Bank, N.A., located at 1555 North Rivercenter Dr., Suite 302, Milwaukee, WI 53212, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund. Sub-custodians provide custodial services for any foreign assets held outside of the United States.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Fund; (ii) make dividend and other distributions to shareholders of the Fund; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust on behalf of the Fund an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of the Distributor.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Trust. Its services include auditing the Fund's financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Trust and is located at 3400 Walnut Street, Suite 700, Denver, Colorado 80205. Thompson Hine LLP serves as counsel to the Independent Trustees and is located at 41 South High Street, Columbus, Ohio 43215.

PERFORMANCE INFORMATION

Yield and Total Return. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

The Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

61

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in the Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended September 30, 2025, and the report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, are incorporated herein by reference to the Fund’s Annual Report for the fiscal year ended September 30, 2025. The Annual Report is available at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

62

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

A Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher. A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of a Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

A-2

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment; capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

A-3

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-4

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-5

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc.

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations, security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

A-6

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

A-7

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

●	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

●	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

A-8

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

A-9

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

A-10

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

A-11

APPENDIX B

ALPS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to their portfolio securities. Under the Trust’s Proxy Voting Policy, the Fund has, subject to the oversight of the Trust’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund CCO shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

General

The Trust and the Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

Delegation to the Adviser

The Trust believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1) to make the proxy voting decisions for the Fund, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

(2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

B-1

Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

CARRET ASSET MANAGEMENT, LLC

SUMMARY OF PROXY VOTING POLICIES

VOTING CLIENT SECURITIES

A.	Unless Carret Asset Management, LLC (“Carret”) has agreed to otherwise, clients maintain exclusive responsibility for: (1) directing the manner in which proxies solicited by issuers of securities owned by the client shall be voted, and (2) making all elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the client’s investment assets.

In the event that Carret does vote proxies, absent mitigating circumstances and/or conflicts of interest (to the extent any such circumstance or conflict is presented, if ever, information pertaining to how Carret addressed any such circumstance or conflict shall be maintained by Carret), it is Carret’s general policy to vote proxies in conjunction with the services provided by, and consistent with the recommendations of Broadridge Investor Communications Solutions (“Broadridge”). With regard to Taft-Hartley clients, Carret has retained Broadridge, at no cost to the client, to vote all proxies in accordance with AFL-CIO Guidelines for Voting Proxies which by definition is in the best interests of the client.

Carret (in conjunction with the services provided by Broadridge) shall monitor corporate actions of individual issuers and investment companies consistent with Carret’s fiduciary duty to vote proxies in the best interests of its clients. With respect to individual issuers, Carret may be solicited to vote on matters including corporate governance, adoption or amendments to compensation plans (including stock options), and matters involving social issues and corporate responsibility. With respect to investment companies (e.g., mutual funds), Carret may be solicited to vote on matters including the approval of advisory contracts, distribution plans, and mergers. Carret (in conjunction with the services provided by Broadridge) shall maintain records pertaining to proxy voting as required pursuant to Rule 204-2 (c)(2) under the Advisers Act. Copies of Rules 206(4)-6 and 204-2(c)(2) are available upon written request. In addition, information pertaining to how Carret voted on any specific proxy issue is also available upon written request. Requests should be made by contacting Carret’s Chief Compliance Officer, Marco A. Vega.

B.	Unless Carret has agreed to vote client proxies, clients will receive their proxies or other solicitations directly from their custodian. Clients may contact Carret to discuss any questions they may have with a particular solicitation. Carret may provide information but will not act or advise Clients in any legal proceedings, including but not limited to class actions, involving securities held or previously held by the account.

B-2

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Clarkston Funds	Table of Contents

Fund Summary	2
Clarkston Partners Fund	2
Clarkston Fund	9
Clarkston Founders Fund	16
Investment Objective and Principal Investment Strategies	23
More on Each Fund’s Investments and Related Risks	26
Disclosure of Portfolio Holdings	28
Management	28
The Portfolio Managers	29
Administrator, Distributor and Transfer Agent of the Funds	30
Buying, Exchanging and Redeeming Shares	30
Share Transactions	35
Dividends and Distributions	38
Federal Income Taxes	39
Financial Highlights	42
Additional Information About the Funds	Back Cover

Prospectus | January 28, 2026	1

Clarkston Funds

Fund Summary

Clarkston Partners Fund (the “Fund”)

Investment Objective

The Fund’s investment objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Founders Class	Institutional Class
Management Fees	0.80%	0.80%
Distribution and Service (12b-1) Fees	None	None
Total Other Expenses	0.09%	0.23%
Shareholder Service Fees	None	0.15%
Other Expenses	0.09%	0.08%
Total Annual Fund Operating Expenses(1)	0.89%	1.03%
Fee Waiver and Expense Reimbursement(2)	(0.04)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	0.85%	1.00%

(1)

Expenses have been restated for the Institutional Class shares to reflect the maximum Shareholder Service Fees that may apply. Actual Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement for the Institutional Class shares were 0.94% for the fiscal year ended September 30, 2025.

(2)

Clarkston Capital Partners, LLC (the “Adviser”) has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses (excluding shareholder servicing fees, brokerage expenses, interest expenses, taxes, acquired fund fees and expenses, and extraordinary expenses) to an annual rate of 0.85% of the Fund’s average daily net assets for each of the Founders Class and Institutional Class shares. This agreement is in effect through at least January 31, 2027, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee or expense was reduced.

2	1-844-680-6562 | www.clarkstonfunds.com

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Founders Class	$87	$280	$489	$1,091
Institutional Class	$102	$325	$565	$1,256

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. For the fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests primarily in U.S.-traded equity securities of small- and medium-market capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund may also invest in foreign equity securities through American Depositary Receipts (“ADRs”).

The Adviser considers small- and medium-market capitalization companies to be those companies with market capitalizations below that of the largest company based on market capitalization in the Russell 2500TM Index at the time of initial purchase. As of December 31, 2025, the market capitalization of the largest company based on market capitalization in the Russell 2500TM Index was $37.1 billion. The Fund will, however, also invest in equity securities of larger companies. Because small- and medium-market capitalization companies are defined by reference to an index, the market capitalization of the companies in which the Fund invests may vary with market conditions.

The Fund seeks to achieve long-term capital appreciation while minimizing volatility and risk. To accomplish this goal, the Fund invests in companies the Adviser believes to be of high quality and undervalued relative to their expected long-term free cash flows. The Adviser refers to this investment philosophy as “Quality Value”.

The Adviser defines high-quality companies as those that meet certain financial, business and management criteria, which may vary over time. These criteria include favorable profitability metrics, sustainable competitive advantages and capable management teams.

Prospectus | January 28, 2026	3

Clarkston Funds

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Equity Securities Risk. The Fund will invest in equity securities. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public health issues, or generally adverse investor sentiment.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified fund”. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Cash Position Risk. The Fund may hold cash or short-term instruments, such as interest-bearing savings accounts or demand deposit accounts at banks and investments in money market accounts. During periods when a Fund maintains exposure to cash or short-term instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

ADR Risk. The Fund may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. However, ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

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Cash-Sweep Program Risk. The Fund may invest in cash-sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in interest-bearing savings accounts, demand deposit accounts at various banks, or money market instruments. All sweep vehicles, whether or not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), carry certain risks. For example, money market fund sweep vehicles are subject to market risks and are not subject to FDIC protection. Additionally, bank deposit sweep vehicles are subject to bank failure risk, but are eligible for FDIC protection up to a limit of $250,000 per account. The vehicle through which the Fund’s cash-sweep program is administered may include bank deposits that are not registered under the 1940 Act, in which case, the Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act.

Consumer Staples Sector Risk. When a substantial portion of the Fund’s assets are invested in the Consumer Staples sector, the Fund is susceptible to adverse economic or regulatory occurrences affecting that sector. The values of companies in the Consumer Staples sector can be significantly impacted by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates, and consumer confidence.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, technological developments such as artificial intelligence, natural disasters, the spread of infectious illness, including COVID-19 and its variants, or other public issues or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time.

Sector Focus Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector.

Shareholder Concentration Risk. When a small number of shareholders account for a disproportionate share of the Fund’s assets, redemptions by large shareholders can harm remaining shareholders. If a large shareholder is an omnibus account that represents investments by multiple smaller accounts, when the underlying accounts tend to act in tandem, shareholder concentration risk will be present. Risk is minimized when the underlying accounts tend to act independently of one another.

Small-Cap and Mid-Cap Company Risk. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or

Prospectus | January 28, 2026	5

Clarkston Funds

market averages in general. In addition, such companies typically are more likely to be adversely affected than large-capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that investors may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of the Fund’s Institutional Class to the Russell 3000® Index, a broad-based securities market index and the Russell 2500TM Index, an index that represents the universe of securities in which the Fund invests, for the periods indicated. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.clarkstonfunds.com or by calling 1-844-680-6562.

Annual Total Returns (For the Calendar Years ended 12/31) – Institutional Class Shares

The year-to-date return as of December 31, 2025 was (8.38)%.

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Best Quarter – December 31, 2020	23.04%
Worst Quarter – March 31, 2020	(21.75)%

Average Annual Total Returns (for the periods ended December 31, 2025)

	1 Year	5 Years	10 years
Institutional Class
Return Before Taxes	(8.38)%	1.90%	6.82%
Return After Taxes on Distributions	(9.39)%	0.65%	5.75%
Return After Taxes on Distributions and Sale of Fund Shares	(4.32)%	1.41%	5.39%
Founders Class
Return Before Taxes	(8.33)%	1.99%	6.94%
Russell 2500TM Index(1) (reflects no deduction for fees, expenses or taxes)	11.91%	7.26%	10.40%
Russell 3000® Index(2) (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%

(1)

The Russell 2500TM Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500TM Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

(2)

The Russell 3000® Index is a broad-based securities market index that measures the performance of the largest 3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA. After-tax returns are only shown for the Institutional Class shares of the Fund. After-tax returns for the Founders Class shares will vary from those shown for the Institutional Class shares due to varying expenses among the classes.

Investment Adviser

Clarkston Capital Partners, LLC is the investment adviser to the Fund.

Portfolio Managers

Jeffrey A. Hakala, CFA®, CPA, Chief Executive Officer and Co-Chief Investment Officer of the Adviser, has been a portfolio manager for the Fund since its inception in September 2015.

Gerald W. Hakala, CFA®, Co-Chief Investment Officer of the Adviser, has been a portfolio manager for the Fund since its inception in September 2015.

Prospectus | January 28, 2026	7

Clarkston Funds

Jeffrey A. Hakala and Gerald W. Hakala are jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares

The Fund offers investors two classes of shares: Founders Class and Institutional Class. Founders Class shares are offered on a limited basis and are available only to:

●

beneficial owners of Direct Accounts who invest through a Fund’s default dealer and whose account is held directly on the Fund’s transfer agent system, is not associated with any intermediary, broker, or dealer of record, and does not incur intermediary servicing fees, subject to an investment minimum of $25,000 with no minimum subsequent investment; and

●	clients of institutions with managed account programs that have been approved by the Adviser, subject to an aggregate minimum of $100 million.

The Institutional Class shares are subject to a $25,000 minimum with no minimum subsequent investment. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund if desired and if allowed by the relevant intermediary. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Purchases and redemptions of Founders Class and Institutional Class shares may be made on any day the New York Stock Exchange is open for trading. Purchases and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms, unless the investment is held directly with the Fund’s transfer agent. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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FUND SUMMARY

Clarkston Fund (the “Fund”)

Investment Objective

The Fund’s investment objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Class
Management Fees	0.50%
Distribution and Service (12b-1) Fees	None
Total Other Expenses	0.28%
Shareholder Service Fees	0.15%
Other Expenses	0.13%
Total Annual Fund Operating Expenses(1)	0.78%
Fee Waiver and Expense Reimbursement(2)	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	0.70%

(1)

Expenses have been restated for the Institutional Class shares to reflect the maximum Shareholder Service Fees that may apply. Actual Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement for the Institutional Class shares were 0.65% for the fiscal year ended September 30, 2025.

(2)

Clarkston Capital Partners, LLC (the “Adviser”) has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses (excluding shareholder servicing fees, brokerage expenses, interest expenses, taxes, acquired fund fees and expenses, and extraordinary expenses) to an annual rate of 0.55% of the Fund’s average daily net assets for the Institutional Class shares. This agreement is in effect through at least January 31, 2027, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the end of the date on which the fee or expense was reduced.

Prospectus | January 28, 2026	9

Clarkston Funds

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Institutional Class	$72	$241	$425	$958

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. For the fiscal period ended September 30, 2025, the Fund’s portfolio turnover rate was 25% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests primarily in U.S.-traded equity securities of large-capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund may also invest in foreign equity securities through American Depositary Receipts (“ADRs”).

The Adviser considers large-capitalization companies to be those companies with market capitalizations above that of the smallest company based on market capitalization in the Russell 1000® Index at the time of initial purchase. As of December 31, 2025, the market capitalization of the smallest company based on market capitalization in the Russell 1000® Index was $1.0 billion. The Fund will, however, also invest in equity securities of smaller companies. Because large-capitalization companies are defined by reference to an index, the market capitalization of the companies in which the Fund invests may vary with market conditions.

The Fund seeks to achieve long-term capital appreciation while minimizing volatility and risk. To accomplish this goal, the Fund invests in companies the Adviser believes to be of high quality and undervalued relative to their expected long-term free cash flows. The Adviser refers to this investment philosophy as “Quality Value”.

The Adviser defines high-quality companies as those that meet certain financial, business and management criteria, which may vary over time. These criteria include favorable profitability metrics, sustainable competitive advantages and capable management teams.

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The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Equity Securities Risk. The Fund will invest in equity securities. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public health issues, or generally adverse investor sentiment.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified” fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Cash Position Risk. The Fund may hold cash or short-term instruments, such as interest-bearing savings accounts or demand deposit accounts at banks and investments in money market accounts. During periods when a Fund maintains exposure to cash or short-term instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

ADR Risk. The Fund may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. However, ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

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Clarkston Funds

Cash-Sweep Program Risk. The Fund may invest in cash-sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in interest-bearing savings accounts, demand deposit accounts at various banks, or money market instruments. All sweep vehicles, whether or not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), carry certain risks. For example, money market fund sweep vehicles are subject to market risks and are not subject to FDIC protection. Additionally, bank deposit sweep vehicles are subject to bank failure risk, but are eligible for FDIC protection up to a limit of $250,000 per account. The vehicle through which the Fund’s cash-sweep program is administered may include bank deposits that are not registered under the 1940 Act, in which case, the Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act.

Consumer Staples Sector Risk. When a substantial portion of the Fund’s assets are invested in the Consumer Staples sector, the Fund is susceptible to adverse economic or regulatory occurrences affecting that sector. The values of companies in the Consumer Staples sector can be significantly impacted by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates, and consumer confidence.

Large-Capitalization Company Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large-capitalization companies could trail the returns on investments in securities of smaller companies.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, technological developments such as artificial intelligence, natural disasters, the spread of infectious illness, including COVID-19 and its variants, or other public issues or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time.

Sector Focus Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector.

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Shareholder Concentration Risk. When a small number of shareholders account for a disproportionate share of the Fund’s assets, redemptions by large shareholders can harm remaining shareholders. If a large shareholder is an omnibus account that represents investments by multiple smaller accounts, when the underlying accounts tend to act in tandem, shareholder concentration risk will be present. Risk is minimized when the underlying accounts tend to act independently of one another.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that investors may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of the Fund’s Institutional Class to the Russell 3000® Index, a broad-based securities market index, and the Russell 1000TM Index, an index that represents the universe of securities in which the Fund invests, for the periods indicated. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.clarkstonfunds.com or by calling 1-844-680-6562.

Annual Total Returns (For the Calendar Years ended 12/31) – Institutional Class Shares

The year-to-date return as of December 31, 2025 was 8.30%.

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Clarkston Funds

Best Quarter – December 31, 2020	20.68%
Worst Quarter – March 31, 2020	(22.37)%

Average Annual Total Returns (for the periods ended December 31, 2025)

	1 Year	5 Year	Since Inception (April 1, 2016)
Institutional Class
Return Before Taxes	8.30%	6.69%	8.87%
Return After Taxes on Distributions	7.23%	5.85%	7.93%
Return After Taxes on Distributions and Sale of Fund Shares	5.58%	5.12%	7.03%
Russell 1000® Index(1) (reflects no deduction for fees, expenses or taxes)	17.36%	13.59%	14.78%
Russell 3000® Index(2) (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.49%

(1)

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

(2)

The Russell 3000® Index is a broad-based securities market index that measures the performance of the largest 3,000 U.S. companies designed to represent approximately 98% of the investable U.S. equity market.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA.

Investment Adviser

Clarkston Capital Partners, LLC is the investment adviser to the Fund.

Portfolio Managers

Jeffrey A. Hakala, CFA®, CPA, Chief Executive Officer and Co-Chief Investment Officer of the Adviser, has been a portfolio manager for the Fund since its inception in April 2016.

Gerald W. Hakala, CFA®, Co-Chief Investment Officer of the Adviser, has been a portfolio manager for the Fund since its inception in April 2016.

Jeffrey A. Hakala and Gerald W. Hakala are jointly and primarily responsible for the day-to-day management of the Fund.

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Purchase and Sale of Fund Shares

The Fund offers investors one class of shares, the Institutional Class. The Institutional Class shares are subject to a $10,000 minimum with no minimum subsequent investment. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund if desired and if allowed by the relevant intermediary. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Purchases and redemptions of the Institutional Class shares may be made on any day the New York Stock Exchange is open for trading. Purchases and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms, unless the investment is held directly with the Fund’s transfer agent. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Clarkston Funds

FUND SUMMARY

Clarkston Founders Fund (the “Fund”)

Investment Objective

The Fund’s investment objective is to achieve long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

	Founders Class	Institutional Class
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and Service (12b-1) Fees	None	None
Total Other Expenses	0.08%	0.23%
Shareholder Service Fees	None	0.15%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses(1)	0.83%	0.98%
Fee Waiver and Expense Reimbursement(2)	(0.03)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement(1)	0.80%	0.95%

(1)

Expenses have been restated for the Institutional Class shares to reflect the maximum Shareholder Service Fees that may apply. Actual Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement for the Institutional Class shares were 0.90% for the fiscal year ended September 30, 2025.

(2)

Clarkston Capital Partners, LLC (the “Adviser”) has contractually agreed to limit the amount of the Fund’s Total Annual Fund Operating Expenses (excluding shareholder servicing fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses) to an annual rate of 0.80% of the Fund’s average daily net assets for each of the Founders Class shares and Institutional Class shares. This agreement is in effect through at least January 31, 2027, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee or expense was reduced.

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Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Founders Class	$82	$262	$457	$1,022
Institutional Class	$97	$309	$539	$1,198

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. A higher turnover rate may also result in higher taxes when Fund shares are held in a taxable account. For the fiscal period ended September 30, 2025, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies of the Fund

Under normal circumstances, the Fund invests primarily in U.S.-traded equity securities of medium-capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund may also invest in foreign equity securities through American Depositary Receipts (“ADRs”).

The Adviser considers medium-market capitalization companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Index at the time of initial purchase. As of December 31, 2025, the Russell Midcap® Index included companies with a market capitalization range of between approximately $1.0 billion and $100.8 billion. The Fund will, however, also invest in equity securities of smaller or larger companies. Because medium-market capitalization companies are defined by reference to an index, the market capitalization of the companies in which the Fund invests may vary with market conditions.

The Fund seeks to achieve long-term capital appreciation while minimizing volatility and risk. To accomplish this goal, the Fund invests in companies that the Adviser believes to be of high quality and undervalued relative to their expected long-term free cash flows. The Adviser refers to this investment philosophy as “Quality Value”.

The Adviser defines high-quality companies as those that meet certain financial, business and management criteria, which may vary over time. These criteria include favorable profitability metrics, sustainable competitive advantages and capable management teams.

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Clarkston Funds

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

Principal Risks of the Fund

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

Equity Securities Risk. The Fund will invest in equity securities. Equity securities represent ownership in a company. Stock markets are volatile. The price of equity securities will fluctuate and can decline and reduce the value of a portfolio investing in equity securities. The value of equity securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in declines or if overall market and economic conditions deteriorate. The value of equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.

In addition, the value may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, natural disasters, the spread of infectious illness or other public health issues, or generally adverse investor sentiment.

Non-Diversification Risk. The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified” fund. To the extent the Fund invests a significant percentage of its assets in a limited number of issuers, the Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of Fund shares than would occur in a diversified fund.

Cash Position Risk. The Fund may hold cash or short-term instruments, such as interest-bearing savings accounts or demand deposit accounts at banks and investments in money market accounts. During periods when a Fund maintains exposure to cash or short-term instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

ADR Risk. The Fund may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. However, ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

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Cash-Sweep Program Risk. The Fund may invest in cash-sweep programs administered by the Fund’s custodian or another third party through which the Fund’s cash holdings are placed in interest-bearing savings accounts, demand deposit accounts at various banks, or money market instruments. All sweep vehicles, whether or not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), carry certain risks. For example, money market fund sweep vehicles are subject to market risks and are not subject to FDIC protection. Additionally, bank deposit sweep vehicles are subject to bank failure risk, but are eligible for FDIC protection up to a limit of $250,000 per account. The vehicle through which the Fund’s cash-sweep program is administered may include bank deposits that are not registered under the 1940 Act, in which case, the Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act.

Consumer Staples Sector Risk. When a substantial portion of the Fund’s assets are invested in the Consumer Staples sector, the Fund is susceptible to adverse economic or regulatory occurrences affecting that sector. The values of companies in the Consumer Staples sector can be significantly impacted by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, the performance of the overall economy, interest rates, and consumer confidence.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, technological developments such as artificial intelligence, natural disasters, the spread of infectious illness, including COVID-19 and its variants, or other public issues or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time.

Mid-Cap Company Risk. The securities of mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.

Sector Focus Risk. The Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent the Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector.

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Clarkston Funds

Shareholder Concentration Risk. When a small number of shareholders account for a disproportionate share of the Fund’s assets, redemptions by large shareholders can harm remaining shareholders. If a large shareholder is an omnibus account that represents investments by multiple smaller accounts, when the underlying accounts tend to act in tandem, shareholder concentration risk will be present. Risk is minimized when the underlying accounts tend to act independently of one another.

It is possible to lose money on an investment in the Fund. Investments in the Fund are not deposits or obligations of any bank, are not endorsed or guaranteed by any bank and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

Performance Information

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that investors may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of the Fund’s Institutional Class to the Russell 3000® Index, a broad-based securities market index, and the Russell Midcap Index, an index that represents the universe of securities in which the Fund invests, for the periods indicated. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.clarkstonfunds.com or by calling 1-844-680-6562.

Annual Total Returns (For the Calendar Years ended 12/31) – Institutional Class Shares

The year-to-date return as of December 31, 2025 was 7.36%.

Best Quarter – December 31, 2020	19.22%
Worst Quarter – March 31, 2020	(19.25)%

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Average Annual Total Returns (for the periods ended December 31, 2025)

	1 Year	5 Year	Since Inception
Institutional Class(1)
Return Before Taxes	7.36%	5.10%	8.11%
Return After Taxes on Distributions	6.54%	4.49%	7.56%
Return After Taxes on Distributions and Sale of Fund Shares	4.91%	3.89%	6.46%
Russell Midcap Index(3) (reflects no deduction for fees, expenses or taxes)	10.60%	8.67%	10.52%
Russell 3000® Index(4) (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.37%
Founders Class(2)
Return Before Taxes	7.44%	—	3.98%
Russell Midcap Index(3) (reflects no deduction for fees, expenses or taxes)	10.60%	—	7.18%
Russell 3000® Index(4) (reflects no deduction for fees, expenses or taxes)	17.15%	—	12.13%

(1)	Inception January 31, 2017.

(2)	Inception February 16, 2021.

(3)

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe and includes approximately 800 of the smallest securities in the Russell 1000® Index. The Russell 1000® Index includes the 1,000 largest stocks in the Russell 3000® Index.

(4)	The Russell 3000® Index is a broad-based securities market index that measures the performance of the largest 3000 U.S. companies designed to represent approximately 98% of the investable U.S. market.

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA. After-tax returns are only shown for the Institutional Class shares of the Fund. After-tax returns for the Founders Class shares will vary from those shown for the Institutional Class shares due to varying expenses among the classes.

Investment Adviser

Clarkston Capital Partners, LLC is the investment adviser to the Fund.

Portfolio Managers

Jeffrey A. Hakala, CFA®, CPA, Chief Executive officer and Co-Chief Investment Officer of the Adviser, has been a portfolio manager for the Fund since its inception in January 2017.

Prospectus | January 28, 2026	21

Clarkston Funds

Gerald W. Hakala, CFA®, Co-Chief Investment Officer of the Adviser, has been a portfolio manager for the Fund since its inception in January 2017.

Jeffrey A. Hakala and Gerald W. Hakala are jointly and primarily responsible for the day-to-day management of the Fund.

Purchase and Sale of Fund Shares

The Fund offers investors two classes of shares: Institutional Class and the Founders Class. The Founders Class shares are offered on a limited basis and are available only to:

●

beneficial owners of Direct Accounts who invest through a Fund’s default dealer and whose account is held directly on the Fund’s transfer agent system, is not associated with any intermediary, broker, or dealer of record, and does not incur intermediary servicing fees, subject to an investment minimum of $10,000 with no minimum subsequent investment; and

●	clients of institutions with managed account programs that have been approved by the Adviser, subject to an aggregate minimum of $100 million.

The Institutional Class shares are subject to a $10,000 minimum with no minimum subsequent investment. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Fund if desired and if allowed by the relevant intermediary. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Purchases and redemptions of Institutional Class shares and Founders Class shares may be made on any day the New York Stock Exchange is open for trading. Purchases and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms, unless the investment is held directly with the Fund’s transfer agent. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

Tax Information

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objective and Principal Investment Strategies

This section describes the investment objectives and principal investment strategies of each of the Clarkston Partners Fund, the Clarkston Fund and the Clarkston Founders Fund (each, a “Fund,” and collectively, the “Funds”). See “MORE ON EACH FUND’S INVESTMENTS AND RELATED RISKS” in this Prospectus and the Statement of Additional Information for more information about the Funds’ investments and the risks of investing.

What is each Fund’s Investment Objective?

The Clarkston Partners Fund’s investment objective is to achieve long-term capital appreciation.

The Clarkston Fund’s investment objective is to achieve long-term capital appreciation.

The Clarkston Founders Fund’s investment objective is to achieve long-term capital appreciation.

While there is no assurance that the Funds will achieve their investment objectives, the Funds endeavor to do so by following the strategies and policies described in this Prospectus.

The Board of Trustees (the “Board”) may change a Fund’s name, investment objectives or principal investment strategies without a shareholder vote. A Fund will notify you in writing at least sixty (60) days before making any change to a Fund’s investment objective. If there is a material change to a Fund’s investment objectives or principal investment strategies, you should consider whether that Fund remains an appropriate investment for you.

What are Each Fund’s Principal Investment Strategies?

Clarkston Partners Fund

Under normal circumstances, the Fund invests primarily in U.S.-traded equity securities of small- and medium-market capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund may also invest in foreign equity securities through American Depositary Receipts (“ADRs”).

The Adviser considers small- and medium-market capitalization companies to be those companies with market capitalizations below that of the largest company based on market capitalization in the Russell 2500TM Index at the time of initial purchase. As of December 31, 2025, the market capitalization of the largest company based on market capitalization in the Russell 2500TM Index was $37.1 billion. The Fund will, however, also invest in equity securities of larger companies. Because small- and medium-market capitalization companies are defined by reference to an index, the market capitalization of the companies in which the Fund invests may vary with market conditions.

The Fund seeks to achieve long-term capital appreciation while minimizing volatility and risk by investing in companies that the Adviser believes to be of high quality and undervalued relative to their expected long-term free cash flows. The Adviser refers to this investment philosophy approach as “Quality Value”.

Prospectus | January 28, 2026	23

Clarkston Funds

The Adviser defines high-quality companies as those that meet certain financial, business and management criteria, which may vary over time. These criteria include favorable profitability metrics, sustainable competitive advantages and capable management teams.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

Clarkston Fund

Under normal circumstances, the Fund invests primarily in U.S.-traded equity securities of large-capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund may also invest in foreign equity securities through American Depositary Receipts (“ADRs”).

The Adviser considers large-capitalization companies to be those companies with market capitalizations above that of the smallest company based on market capitalization in the Russell 1000® Index at the time of initial purchase. As of December 31, 2025, the market capitalization of the smallest company based on market capitalization in the Russell 1000® Index was $1.0 billion. The Fund will, however, also invest in equity securities of smaller companies. Because large-capitalization companies are defined by reference to an index, the market capitalization of the companies in which the Fund invests may vary with market conditions”

The Fund seeks to achieve long-term capital appreciation while minimizing volatility and risk by investing in companies that the Adviser believes to be of high quality and undervalued relative to their expected long-term free cash flows. The Adviser refers to this investment philosophy as “Quality Value”.

The Adviser defines high-quality companies as those that meet certain financial, business and management criteria, which may vary over time. These criteria include favorable profitability metrics, sustainable competitive advantages and capable management teams.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

Clarkston Founders Fund

Under normal circumstances, the Fund invests primarily in U.S.-traded equity securities of medium-capitalization companies. The Fund’s investments in equity securities may include common stock, preferred stock and convertible securities. The Fund may also invest in foreign equity securities through American Depositary Receipts (“ADRs”).

The Adviser considers medium-market capitalization companies to be those companies with market capitalizations within the range of companies included in the Russell Midcap® Index at the time of initial purchase. As of December 31, 2025, the Russell Midcap® Index included companies with a market capitalization range of between approximately $1.0 billion and $100.8 billion. The Fund will, however, also invest in equity securities of smaller or larger companies. Because medium-market capitalization companies are defined by reference to an index, the market capitalization of the companies in which the Fund invests may vary with market conditions.

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The Fund seeks to achieve long-term capital appreciation while minimizing volatility and risk by investing in companies that the Adviser believes to be of high quality and undervalued relative to their expected long-term free cash flows. The Adviser refers to this investment philosophy as “Quality Value”.

The Adviser defines high-quality companies as those that meet certain financial, business and management criteria, which may vary over time. These criteria include favorable profitability metrics, sustainable competitive advantages and capable management teams.

The Fund is “non-diversified,” which means that it may invest a significant portion of its assets in a relatively small number of issuers. From time to time, the Fund may focus its investments in companies in one or more economic sectors. Economic sectors include multiple different industries. The Fund will not invest 25% or more of its assets in any one industry.

All Funds

In managing each Fund’s portfolio, the Adviser uses its “Quality Value” investment philosophy to create a focused portfolio that is designed to allow each company to have a significant contribution to the overall performance of a Fund. The Adviser focuses on quality companies with sustainable competitive advantages that are operated by capable managers who have a keen eye for capital allocation resulting in consistently high Cash Returns on Net Operating Assets (“CRONOA”). The Adviser’s definition of “quality” companies are those that have competitive advantages that allow for consistently high CRONOA and sufficient free cash. The Adviser seeks to implement its philosophy through the disciplined purchasing of quality companies only when the companies trade at a reasonable discount to the Adviser’s estimates of their intrinsic value.

The Adviser’s investment process begins with an analysis for quality in three areas or principles: financial, business and management.

Financial Principle: Consistently high CRONOA, solid free-cash flow generation and strong balance sheets are characteristics typically found in companies that possess competitive advantages.

Business Principle: The Adviser focuses on understanding the business model, identifying the source of a company’s competitive advantage, and determining if the competitive advantage is sustainable.

Management Principle: The Adviser’s fundamental analysis consists of assessing management teams capable of understanding and executing their competitive advantage and who allocate capital in a manner that preserves and enhances their industry dominance. Management honesty and candor is a fundamental requirement.

Companies that meet the Adviser’s requirements in these areas are then subjected to the Adviser’s valuation analysis. The Adviser’s valuation analysis process begins with a determination of a company’s “normalized” free cash flow yield. The Adviser adds this yield to its estimate of the company’s future free cash flow growth rate. This results in the Adviser’s expectation for a security’s expected return. The Adviser purchases companies only when their return expectation exceeds the Adviser’s internal return targets. Companies with higher risk profiles have higher internal return targets.

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Clarkston Funds

More on Each Fund’s Investments and Related Risks

Each Fund’s investment objective and principal investment strategies are described above under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” This section provides additional information about each Fund’s investment strategies and certain portfolio management techniques each Fund may use, as well as the principal and other risks that may affect each Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Funds’ Statement of Additional Information (“SAI”), which is available without charge upon request (see back cover).

What are the Principal Risks of Investing in the Funds?

Equity Securities Risk. Each Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally more volatile and riskier than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and the broad equity market indices generally. This risk of loss is further elevated because the Funds may target businesses that may be experiencing or recently experienced financial distress, or may be in, entering, or emerging from, bankruptcy proceedings. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations. Common stock prices fluctuate based on changes in a company’s financial condition, on overall market and economic conditions, and on investors’ perception of a company’s well-being. Preferred stocks are typically subordinated to bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income. As well as the risks associated with common stocks, preferred stocks will be subject to greater credit risk than the debt instruments to which they are subordinate. Convertible stock is subject to the risks of both debt securities and equity securities. The value of convertible stock tends to decline as interest rates rise and, due to the conversion feature, to vary with fluctuations in the market value of the underlying equity security.

Non-Diversification Risk. Each Fund is classified as a “non-diversified” investment company under the 1940 Act, which means that each Fund may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a “diversified” fund. To the extent a Fund invests a significant percentage of its assets in a limited number of issuers, such Fund is subject to the risks of investing in those few issuers, and may be more susceptible to a single adverse economic or regulatory occurrence. As a result, changes in the market value of a single security could cause greater fluctuations in the value of a Fund’s shares than would occur in a diversified fund.

Cash Position Risk. A Fund may hold cash or short-term instruments, such as interest-bearing savings accounts or demand deposit accounts at banks and investments in money market accounts for many reasons including, (i) as part of the Adviser’s strategy in order to take advantage of investment opportunities as they arise, (ii) when the portfolio managers believe that market conditions are unfavorable for profitable investing for the Fund, (iii) when the portfolio managers are otherwise unable to locate attractive investment opportunities for the Fund, (iv) as a temporary measure in order to meet redemption requests, or (v) as a defensive measure in response to adverse market

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or economic conditions. During periods when a Fund maintains exposure to cash or short-term instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

ADR Risk. Each Fund may invest in ADRs, which are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing directly underlying foreign securities in their national markets and currencies. However, ADRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies. Moreover, ADRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

Cash-Sweep Program Risk. The Funds may invest in cash-sweep programs administered by the Funds’ custodian or another third party through which the Funds’ cash holdings are placed in interest-bearing savings accounts, demand deposit accounts at various banks, or money market instruments. All sweep vehicles, whether or not registered under the Investment Company Act of 1940, as amended (the “1940 Act”), carry certain risks. For example, money market fund sweep vehicles are subject to market risks and are not subject to FDIC protection. Additionally, bank deposit sweep vehicles are subject to bank failure risk, but are eligible for FDIC protection up to a limit of $250,000 per account. The vehicle through which a Fund’s cash-sweep program is administered may include bank deposits that are not registered under the 1940 Act, in which case, a Fund, as an investor in the vehicle, would not be entitled to the protections afforded by the 1940 Act.

Consumer Staples Sector Risk. Consumer Staples companies can be significantly impacted by demographic and product trends, competitive pricing, food fads, marketing campaigns, environmental factors, government regulation, the performance of the overall domestic and global economy, interest rates, consumer confidence and spending, and changes in commodity prices. Consumer staples companies can be subject to government regulations that could affect prices.

Large-Capitalization Company Risk. The Clarkston Fund is expected to invest in large-capitalization companies. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of larger companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

Mid-Capitalization and Small-Capitalization Company Risk. The Clarkston Founders Fund is expected to invest in mid-capitalization companies and the Clarkston Partners Fund is expected to invest in small- and mid-capitalization companies. The securities of small-capitalization and mid-capitalization companies may be subject to more abrupt or erratic market movements and may have lower trading volumes or more erratic trading than securities of larger, more established companies or market averages in general. In addition, such companies typically are more likely to be adversely affected than large capitalization companies by changes in earnings results, business prospects, investor expectations or poor economic or market conditions.

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Clarkston Funds

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, technological developments such as artificial intelligence, natural disasters, the spread of infectious illness, including COVID-19 and its variants, or other public issues or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time.

Sector Focus Risk. A Fund may invest a substantial portion of its assets within one or more economic sectors. To the extent a Fund focuses in one or more sectors, market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector.

Shareholder Concentration Risk. When a small number of shareholders account for a disproportionate share of a Fund’s assets, redemptions by large shareholders can harm remaining shareholders. If a large shareholder is an omnibus account that represents investments by multiple smaller accounts, when the underlying accounts tend to act in tandem, shareholder concentration risk will be present. Risk is minimized when the underlying accounts tend to act independently of one another.

Disclosure of Portfolio Holdings

The Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities are described in the Funds’ SAI.

Management

The Adviser, subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio.

The Adviser is an independent investment management firm with a “Quality Value” investment philosophy. The Adviser was formed in 2007 and has provided investment advisory services (including through its predecessor firms) since 2004.

The Adviser’s principal address is 303 E. Third Street, Suite 110, Rochester, Michigan 48307.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee for each Fund based on the Fund’s average daily net assets. The following table reflects each Fund’s contractual investment advisory fee rate

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(expressed as an annual rate), as well as the effective investment advisory fee rate paid by the Fund to the Adviser (net of fee waivers) for each Fund that had completed a full fiscal year of operations as of the date of this Prospectus.

Fund	Contractual Advisory Fee (%) (annual rate)	Effective Investment Advisory Fee Rate (%) (for the fiscal year ended September 30, 2025)
Clarkston Partners Fund	0.80%	0.76%
Clarkston Fund	0.50%	0.42%
Clarkston Founders Fund	0.75%	0.72%

The management fee is paid on a monthly basis. The initial term of the Advisory Agreement was two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Funds may terminate the Advisory Agreement upon thirty (30) days’ notice. The Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Advisory Agreement was provided in the Funds’ semi-annual report to shareholders for the period ended March 31, 2025.

The Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses (excluding shareholder servicing fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses) to an annual rate, as set out below, of such Fund’s average daily net assets.

Fund	Contractual Fee Waiver
Clarkston Partners Fund	0.85%
Clarkston Fund	0.55%
Clarkston Founders Fund	0.80%

This agreement is in effect through at least January 31, 2027, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne through the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that the Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Fund will not be obligated to pay any such deferred fees or expenses more than three years after the end of the date on which the fee or expense was reduced.

The Portfolio Managers

The portfolio managers are jointly and primarily responsible for the day-to-day investment and reinvestment of the Funds’ assets. The portfolio managers listed below have served as each Fund’s portfolio managers since each Fund’s inception.

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Clarkston Funds

Information about the portfolio managers, including information about the portfolio managers’ business experience, appears below. More information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds is included in the SAI.

PORTFOLIO MANAGER	PAST 5 YEARS’ BUSINESS EXPERIENCE
Jeffrey A. Hakala, CPA®, CFA Chief Executive Officer and Co-Chief Investment Officer

Jeffery Hakala is Co-Founder, Chief Executive Officer and Co-Chief Investment Officer of the Adviser. He has co-managed the firm’s equity investment disciplines since the firm’s inception in 2007. Mr. Hakala has a Bachelor of Arts, Business Administration from Michigan State University and a Master of Business Administration from Michigan State University.

Gerald W. Hakala, CFA® Co-Chief Investment Officer

Gerald Hakala is Co-Founder and Co-Chief Investment Officer of the Adviser. He has co-managed the firm’s equity investment disciplines since the firm’s inception in 2007. Mr. Hakala has a Bachelor of Business Administration from the University of Michigan and a Master of Business Administration from Michigan State University.

Administrator, Distributor and Transfer Agent of the Funds

ALPS Fund Services, Inc. (the “Administrator” or the “Transfer Agent”) serves as the Funds’ administrator, fund accountant and transfer agent. ALPS Distributors, Inc. (“ADI” or the “Distributor”) serves as the Funds’ distributor.

Buying, Exchanging and Redeeming Shares

The Clarkston Fund currently offers Institutional Class shares. The Clarkston Partners Fund and Clarkston Founders Fund currently offer Founders Class and Institutional Class shares. Each share class of the Clarkston Partners Fund and Clarkston Founders Fund represents an investment in the same portfolio of securities, but each share class has its own expense structure, allowing you to choose the class that best meets your situation. When you purchase shares of the Clarkston Partners Fund or Clarkston Founders Fund, you must choose a share class.

Factors you should consider in choosing a class of shares include:

●	how long you expect to own the shares;
●	how much you intend to invest; and
●	total expenses associated with owning shares of each class.

No sales charges will be applied to your share purchases.

Founders Class shares are offered on a limited basis and are available only to:

●

beneficial owners of Direct Accounts who invest through a Fund’s default dealer and whose account is held directly on the Fund’s transfer agent system, is not associated with any intermediary, broker, or dealer of record, and does not incur intermediary servicing fees, subject to an investment minimum for the Clarkston Partners Fund and Clarkston Founders Fund of $25,000 and $10,000, respectively, with no minimum subsequent investment; and

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●	clients of institutions with managed account programs that have been approved by the Adviser, subject to an aggregate minimum of $100 million.

Institutional Class shares are typically offered only through certain types of financial intermediaries and to certain institutional investors. Institutional Class shares are also offered directly, via the Funds’ transfer agent or through financial intermediaries. Such financial intermediaries may seek payment from a Fund or its service providers for the provision of distribution, administrative and/or shareholder retention services. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

Distribution and Services (12b-1) Plan

The Funds have not adopted 12b-1 plans.

Shareholder Services Plan for Institutional Class Shares

Each Fund has adopted a non-Rule 12b-1 shareholder services plan (a “Services Plan”) for Institutional Class shares which authorizes each Fund to compensate select financial intermediaries and Fund affiliates an aggregate fee in an amount not to annually exceed 0.15% of the average daily net asset value of the Institutional Class shares of each Fund attributable to, or held in the name of, the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. The Service Plan fee is compensation for providing, some or all of the following services: (i) establishing and maintaining Fund shareholder accounts, (ii) aggregating, processing and transmitting Fund shareholder orders and instructions regarding accounts, (ii) processing dividend and other distribution payments from each Fund on behalf of shareholders, (iv) preparing reports or forms on behalf of shareholders, (v) forwarding communications from each Fund to shareholders, and (vi) providing such other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution related services or activities. Any amount of the Services Plan fees not paid during the Funds’ fiscal year for such services shall be reimbursed to the applicable Fund.

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to each Fund). These payments are often referred to as “revenue sharing payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments are determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to each Fund or its applicable shareholders.

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Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of a Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with each Fund, or its designees, to perform certain shareholder servicing activities such as networking, recordkeeping, sub-accounting and/or administrative services for shareholders of each Fund. These activities are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from each Fund. Any such compensation by each Fund to these select financial intermediaries for the aforementioned services are in addition to any shareholder services provided to applicable Fund shareholders.

Investment Minimums

The Clarkston Partners Fund and Clarkston Founders Fund offer investors two classes of shares: the Founders Class and the Institutional Class. The Founders Class shares are offered on a limited basis and are available only to:

●	beneficial owners of Direct Accounts who invest through a Fund’s default dealer and whose account is held directly on the Fund’s transfer agent system, is not associated with any intermediary, broker, or dealer of record, and does not incur intermediary servicing fees, subject to an investment minimum for the Clarkston Partners Fund and Clarkston Founders Fund of $25,000 and $10,000, respectively, with no minimum subsequent investment; and
●	clients of institutions with managed account programs that have been approved by the Adviser, subject to an aggregate minimum of $100 million.

The Institutional Class shares of the Clarkston Partners Fund are subject to a $25,000 minimum with no minimum subsequent investment. The Institutional Class shares of the Clarkston Fund and Clarkston Founders Fund are subject to a $10,000 minimum with no minimum subsequent investment. Investors generally may meet the minimum investment amount by aggregating multiple accounts within the Funds if desired and if allowed by the relevant intermediary. Each Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account; there are no subsequent investment minimums for investments in AIP or SWP accounts.

Exceptions to Investment Minimums

The following investors will not be subject to the Funds’ investment minimums with respect to Institutional Class shares:

●	Financial advisors and consultants whose clients aggregate over the investment minimums;
●	Institutions that have a strategic investment advisory relationship with the Adviser;
●	Employees of the Adviser and their immediate family members;
●	The Adviser’s investment advisory clients; and
●	Trustees and Officers of ALPS Series Trust and their immediate family members.

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The Adviser reserves the right to make additional exceptions or otherwise modify these exceptions at any time and to reject any investment for any reason.

Buying Shares

In order to buy, exchange or redeem shares at that day’s net asset value, you must place your order with a Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). Any such orders for purchases of a Fund’s shares must be received in good order. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. “Good order” means that your redemption request includes: (i) the Fund name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required. If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of trading on the NYSE. Otherwise, you will receive the next business day’s net asset value.

Investors may purchase, exchange or redeem Institutional Class shares of the Funds directly or through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full-service broker-dealers may be available through wrap accounts under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through a broker or agent. The Funds have authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Funds’ net asset value next computed after they are received by an authorized broker or the broker’s authorized designee.

There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents.

The Funds will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Funds to request a purchase of Fund shares using securities you own. The Funds reserve the right to refuse or accept such requests in whole or in part.

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Exchanging Shares

You may exchange your shares in one class of a Fund for shares of the corresponding class of another Fund if you meet the minimum investment requirements for the class of the Fund into which you would like to exchange. Before effecting an exchange, you should read the prospectus for the class of the Fund into which you are exchanging.

An exchange may also represent the sale of shares from one Fund and the purchase of shares of another Fund. Under the U.S. federal income tax law, the sale of shares of the first Fund is treated as a redemption and may produce a taxable gain or loss in your non-tax-qualified account.

You may transfer between classes of a Fund if you meet the shareholder investment and other requirements for the class into which you would like to transfer. Before effecting an exchange, you should read the prospectus for the class of the Fund into which you are exchanging. Transfers between classes of a single Fund are generally not a taxable transaction. Certain significant holders of Fund shares are required to provide information concerning such a nontaxable exchange on their federal income tax returns for the year of the exchange. See the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations.”

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write the relevant Fund for further details.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Funds. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order. “Good order” means that your redemption request includes: (i) the Fund name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required.

Redemption proceeds will typically be sent within one to two business days but may take up to seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. The Funds typically pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, and/or from the sale of portfolio securities. These redemption payment methods are expected to be used in regular and stressed market conditions.

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Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a Medallion signature guarantee. Please call 1-844-680-6562 for information on obtaining a Medallion signature guarantee.

The Funds are not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank when shareholder payment instructions are followed.

Redemptions In-Kind

Each Fund reserves the right to make a payment in securities rather than cash. If a Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. If a Fund decides to redeem in-kind, the redeeming shareholder will generally receive pro-rata shares of the Fund’s portfolio. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect a Fund’s operations (for example, more than 1% of the Fund’s net assets). However, a Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Funds will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind are taxed to a redeeming shareholder for federal income tax purposes in the same manner as cash redemptions. Securities received in a redemption in-kind are subject to market risk until sold.

Medallion Signature Guarantees

Each Fund requires a Medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a Medallion signature guarantee on any redemption request to help protect against fraud) or for certain types of transfer requests or account registration changes. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. The three “recognized” medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program (SEMP) and NYSE, Inc. Medallion Signature Program (NYSE MSP). Please call 1-844-680-6562 for information on obtaining a Medallion signature guarantee.

Redemption Fees

The Funds do not charge redemption fees.

Share Transactions

Share Certificates

The Funds do not issue share certificates.

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Frequent Purchases and Sales of Fund Shares

The Funds do not permit market timing or other abusive trading practices. Each Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, each Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Funds and their shareholders, each Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Each Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, each Fund or its agents may review transaction history reports to identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Funds with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for a Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, each Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Funds’ efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Funds will be able to detect or prevent all practices that may disadvantage the Funds.

Verification of Shareholder Transaction Statements

You must contact the Funds in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. A Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

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Non-receipt of Purchase Wire/Insufficient Funds Policy

The Funds reserve the right to cancel a purchase if the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. You will be responsible for any fees charged to a Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that the Fund may incur as a result of the canceled purchase.

How Fund Shares are Priced

The Board of Trustees has approved procedures to be used to value the Fund’s assets for the purposes of determining the Fund’s net asset value. The valuation of the assets of the Fund is determined in good faith by or under the direction of the Adviser as the valuation designee selected by the Board.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined by the valuation designee that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Funds may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair

Prospectus | January 28, 2026	37

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value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires each Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Funds, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

Dividends and Distributions

Income Dividends. Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) each Fund earns from its portfolio securities and other investments. The Clarkston Fund, Clarkston Partners Fund and Clarkston Founders Fund each intend to distribute any net income to shareholders annually.

Capital Gain Distributions. Capital gain distributions are derived from gains realized when a Fund sells a portfolio security. Long-term capital gains are derived from gains realized when a Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Funds intend to distribute amounts derived from capital gains to shareholders annually.

Reinvested in Shares or Paid in Cash. Dividends and distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your dividends and/or distributions paid by check and mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next dividend or distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next dividend or distribution is made.

38	1-844-680-6562 | www.clarkstonfunds.com

Federal Income Taxes

Summary. The following information is a general summary of U.S. federal income tax consequences of investments in the Funds for U.S. persons only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Shareholders that are pass-through entities or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. If an entity treated as a pass-through entity for U.S. federal income tax purposes (including an entity classified as a partnership or S corporation for federal income tax purposes) is a beneficial owner of Fund shares, the tax treatment of an owner in the pass-through entity will generally depend upon the status of the owner and the activities of the entity. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Funds.

This discussion assumes that the Funds will qualify under Subchapter M of the Internal Revenue Code of 1986, as amended as regulated investment companies and will satisfy certain distribution requirements so that they are not generally subject to U.S. federal income tax. There can be no guarantee that these assumptions will be correct.

The Funds will not be subject to federal income taxes to the extent that they distribute substantially all of their net investment income and any net capital gains (in excess of any capital loss carryovers). The Funds expect to distribute substantially all of their ordinary income and net capital gain in excess of any capital loss carryovers to their shareholders every year. In turn, shareholders will be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through certain tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts). Withdrawals from such arrangements are subject to special tax rules.

Income Dividends and Capital Gains. For U.S. federal income tax purposes, shareholders of a Fund are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders. In general, distributions from the Fund are taxable to you when paid whether you take the distributions in cash or reinvest them in additional Fund shares. Dividends declared and payable by a Fund during October, November or December to shareholders of record on a specified date in such months, if paid by the end of January, are generally taxable as if received in December. Distributions properly reported as net capital gain of a Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held even if the gains arose from appreciation that already existed in securities owned by the Fund when you invested in the Fund. A Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year and when it receives capital gain distributions from ETFs in which the Fund owns investments.

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Clarkston Funds

Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. Certain distributions by the Funds may result in “qualified dividend income,” which will be taxable to individual and other non-corporate shareholders at favorable tax rate applicable to net long-term capital gains, provided that the shareholder receiving the dividend satisfies certain holding period requirements for the shareholder’s Fund shares, the applicable Fund satisfies certain holding period requirements for its investments in the stock producing such dividends and certain other requirements are satisfied. The amount of distributions from a Fund that will be eligible for the “qualified dividend income” lower tax rate, however, cannot exceed the amount of dividends received by a Fund that are qualified dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from a Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, or short-term capital gains, such dividends generally will not be eligible for the lower rate. A Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less. A Fund may realize ordinary income from distributions from ETFs, from foreign currency gains, from interest on indebtedness owned by the Fund, and from other sources.

Some of the Funds’ investments, such as certain option transactions, foreign currency contracts, and regulated futures transactions, may be “section 1256 contracts.” Section 1256 contracts owned by a Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis and resulting gains or losses generally will be treated as 60% long-term capital gains or losses and 40% short-term capital gains or losses.

A Fund’s investments in options and other derivatives (such as futures contracts and swaps) may change the amount, timing and character of distributions to shareholders. Such investments will be subject to special tax rules, which may accelerate taxable income to the Fund, shorten the holding period of the Fund’s securities, convert short-term capital losses into long-term capital losses, or convert long-term capital gains into short-term capital gains resulting in distributions taxable as ordinary income to shareholders.

Fund distributions are taxable regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions of earnings and gains are taxable to a shareholder even if they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. Thus, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of the shareholder’s investment back as a taxable distribution. While in effect a return of capital to the shareholder, the distribution is still taxable even though the shareholder did not participate in these gains. An investor can avoid this by investing soon after a Fund has made a distribution.

Fund dividends paid to shareholders that are C corporations may be eligible for the 50% corporate dividends-received deduction to the extent that such dividends are attributable to qualifying dividends received from U.S. domestic corporations, subject to certain holding period requirements and debt-financing limitations.

40	1-844-680-6562 | www.clarkstonfunds.com

If a Fund invests in stock of a real-estate investment trust (a “REIT”), it may be eligible to pay “section 199A dividends” to its shareholders with respect to certain dividends received by it from its investment in REITs. Section 199A dividends are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

Sale or Redemption of Fund Shares. Shareholders of a Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the applicable Fund, including an exchange of shares for shares of another Fund, based on the difference between the shareholder’s adjusted tax basis in the shares disposed of and the amount received for them. Generally, this gain or loss will be long-term capital gain or loss if the shareholder’s holding period for the shares disposed of exceeds 12 months and otherwise will be short-term capital gain or loss, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. The deductibility of capital losses is subject to limitations.

Any loss realized on a disposition of shares of a Fund may be disallowed under “wash sale” rules to the extent that the shares disposed of are replaced with other substantially identical shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of a Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired. Any sales, exchanges or redemptions of shares held in an IRA (or other tax-qualified plan) are generally not currently taxable.

Transfers between classes of a single Fund are generally not taxable transactions. Certain significant holders of Fund shares must provide information concerning such a nontaxable exchange on their federal income tax returns for the year of the exchange. See the SAI under “FEDERAL INCOME TAXES-Special Tax Considerations- Transfers between Classes of a Single Fund.”

Cost-basis reporting. The Funds (or their administrative agent) generally must report to the IRS the gross proceeds from the sale of Fund shares. The Funds also must report to the IRS and furnish to Fund shareholders the cost basis information for Fund shares purchased on or after January 1, 2012, when those shares are sold or redeemed, and indicate whether such shares had a short-term or long-term holding period. These requirements do not apply to investments through a tax-qualified arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder does not make an election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Medicare Surtax. A Medicare surtax of 3.8% will be imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Funds and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and certain trusts to the extent that such person’s gross income, as adjusted, exceeds a threshold amount. Any liability for this additional tax will be reported on, and paid with, the shareholder’s federal income tax return.

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Clarkston Funds

Backup Withholding. A shareholder of a Fund may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has failed to provide a correct tax identification number, (ii) is identified by the IRS as otherwise subject to backup withholding, or (iii) has failed to certify that the shareholder is a U.S. person not subject to backup withholding. The backup withholding rate is currently 24%.

Foreign Taxes. The Funds may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from their foreign security investments. Shareholders will generally be ineligible for any offsetting tax credit or tax deduction under U.S. tax laws for the shareholder’s portion of a Fund’s foreign tax obligations.

Annual Notifications. Each year, the Funds will notify shareholders of the tax status of dividends and distributions.

State and Local Income Taxes. Shareholders may also be subject to state and local income taxes on distributions and redemptions.

For more information, see the SAI under “FEDERAL INCOME TAXES.” Investors should consult with their tax advisers regarding U.S. federal, foreign, state and local tax consequences of an investment in the Funds.

Financial Highlights

The financial highlights tables are intended to help you understand the financial performance of the Funds for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Funds (assuming reinvestment of all dividends and distributions). This information has been audited by Cohen & Company, Ltd. (“Cohen & Co”) the Funds’ independent registered public accounting firm. Cohen & Co’s report, along with the Funds’ financial statements, is included in the Funds’ annual report, which is available upon request and free of charge by calling the Funds at 1-844-680-6562.

42	1-844-680-6562 | www.clarkstonfunds.com

Clarkston Partners Fund – Founders Class

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022	For the Year Ended September 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$14.68	$13.38	$14.61	$15.73	$12.61

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.07	0.08	0.21	0.03	0.06
Net realized and unrealized gain/(loss) on investments	(1.14)	1.75	0.87	(1.01)	3.62
Total from investment operations	(1.07)	1.83	1.08	(0.98)	3.68

LESS DISTRIBUTIONS:
From net investment income	(0.07)	(0.05)	(0.17)	(0.06)	(0.06)
From net realized gains on investments	(0.08)	(0.48)	(2.14)	(0.08)	(0.50)
Total Distributions	(0.15)	(0.53)	(2.31)	(0.14)	(0.56)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.22)	1.30	(1.23)	(1.12)	3.12
NET ASSET VALUE, END OF PERIOD	$13.46	$14.68	$13.38	$14.61	$15.73

TOTAL RETURN(b)	(7.35)%	13.97%	7.23%	(6.31%)	29.47%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$413,641	$507,785	$511,462	$600,879	$669,345

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.89%	0.88%	0.88%	0.88%	0.88%
Operating expenses including reimbursement/waiver	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income including reimbursement/waiver	0.50%	0.55%	1.47%	0.21%	0.40%

PORTFOLIO TURNOVER RATE	28%	22%	16%	21%	9%

(a)	Calculated using the average shares method.

(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Prospectus | January 28, 2026	43

Clarkston Funds

Clarkston Partners Fund – Institutional Class

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2025		For the Year Ended September 30, 2024		For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$14.56		$13.28		$14.52		$15.64		$12.55

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.06		0.06		0.18		0.02		0.05
Net realized and unrealized gain/(loss) on investments	(1.13)		1.74		0.88		(1.01)		3.59
Total from investment operations	(1.07)		1.80		1.06		(0.99)		3.64

LESS DISTRIBUTIONS:
From net investment income	(0.07)		(0.04)		(0.16)		(0.05)		(0.05)
From net realized gains on investments	(0.08)		(0.48)		(2.14)		(0.08)		(0.50)
Total Distributions	(0.15)		(0.52)		(2.30)		(0.13)		(0.55)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	(1.22)		1.28		(1.24)		(1.12)		3.09
NET ASSET VALUE, END OF PERIOD	$13.34		$14.56		$13.28		$14.52		$15.64

TOTAL RETURN(b)	(7.45)%		13.88%		7.16%		(6.39%)		29.33%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$485,883		$673,428		$793,680		$820,374		$845,824

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.97%		0.96%		0.96%		0.96%		0.98%
Operating expenses including reimbursement/waiver	0.94	%(c)	0.93	%(c)	0.94	%(c)	0.94	%(c)	0.95	%(c)
Net investment income including reimbursement/waiver	0.42%		0.47%		1.29%		0.12%		0.30%

PORTFOLIO TURNOVER RATE	28%		22%		16%		21%		9%

(a)	Calculated using the average shares method.

(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)

According to the Fund’s shareholder services plan with respect to the Fund’s Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Fees were reimbursed to the Fund for the years ended September 30, 2025, September 30, 2024, September 30, 2023, September 30, 2022, and September 30, 2021, respectively, in the amount of 0.06%, 0.07%, 0.06%, 0.06%, and 0.05% of average net assets of Institutional shares.

44	1-844-680-6562 | www.clarkstonfunds.com

Clarkston Fund – Institutional Class

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2025		For the Year Ended September 30, 2024		For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$15.70		$13.66		$12.28		$14.80		$12.05

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(a)	0.12		0.14		0.12		0.06		0.07
Net realized and unrealized gain/(loss) on investments	0.27		2.40		1.92		(2.11)		3.49
Total from investment operations	0.39		2.54		2.04		(2.05)		3.56

LESS DISTRIBUTIONS:
From net investment income	(0.14)		(0.12)		(0.07)		(0.05)		(0.16)
From net realized gains on investments	—		(0.38)		(0.59)		(0.42)		(0.65)
Total Distributions	(0.14)		(0.50)		(0.66)		(0.47)		(0.81)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.25		2.04		1.38		(2.52)		2.75
NET ASSET VALUE, END OF PERIOD	$15.95		$15.70		$13.66		$12.28		$14.80

TOTAL RETURN(b)	2.46%		18.94%		17.04%		(14.33%)		30.08%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$179,686		$167,887		$125,460		$100,610		$97,936

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.73%		0.73%		0.73%		0.76%		0.80%
Operating expenses including reimbursement/waiver	0.65	%(c)	0.64	%(c)	0.65	%(c)	0.65	%(c)	0.66	%(c)
Net investment income including reimbursement/waiver	0.80%		0.98%		0.84%		0.41%		0.46%

PORTFOLIO TURNOVER RATE	25%		23%		12%		18%		18%

(a)	Calculated using the average shares method.

(b)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)

According to the Fund’s shareholder services plan with respect to the Fund’s Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practicable. Fees were reimbursed to the Fund for the years ended September 30, 2025, September 30, 2024, September 30, 2023, September 30, 2022, and September 30, 2021, respectively, in the amount of 0.05%, 0.06%, 0.05%, 0.05%, and 0.04% of average net assets of Institutional shares.

Prospectus | January 28, 2026	45

Clarkston Funds

Clarkston Founders Fund – Founders Class

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2025	For the Year Ended September 30, 2024	For the Year Ended September 30, 2023	For the Year Ended September 30, 2022		For the Period Ended September 30, 2021(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$16.13	$14.12	$13.72	$15.09		$15.54

INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.07	0.08	0.19	0.01		0.02
Net realized and unrealized gain/(loss) on investments	0.53	2.18	1.11	(1.31)		(0.47	)(c)
Total from investment operations	0.60	2.26	1.30	(1.30)		(0.45)

LESS DISTRIBUTIONS:
From net investment income	(0.08)	(0.10)	(0.12)	(0.01)		—
From net realized gains on investments	—	(0.15)	(0.78)	(0.06)		—
Total Distributions	(0.08)	(0.25)	(0.90)	(0.07)		—

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.52	2.01	0.40	(1.37)		(0.45)
NET ASSET VALUE, END OF PERIOD	$16.65	$16.13	$14.12	$13.72		$15.09

TOTAL RETURN(d)	3.72%	16.16%	9.60%	(8.64%)		(2.90%)

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$569,912	$560,408	$472,102	$404,512		$278,749

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.83%	0.84%	0.82%	0.84%		0.86	%(e)
Operating expenses including reimbursement/waiver	0.80%	0.80%	0.80%	0.80	%(f)	0.80	%(e)
Net investment income including reimbursement/waiver	0.44%	0.52%	1.28%	0.09%		0.20	%(e)

PORTFOLIO TURNOVER RATE	27%	17%	13%	17%		5	%(g)

(a)	Commenced operations on February 17, 2021.

(b)	Calculated using the average shares method.

(c)

The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(d)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	Annualized.

(f)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of recaptured fees.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

46	1-844-680-6562 | www.clarkstonfunds.com

Clarkston Founders Fund – Institutional Class

For a Share Outstanding Throughout the Periods Presented

	For the Year Ended September 30, 2025		For the Year Ended September 30, 2024		For the Year Ended September 30, 2023		For the Year Ended September 30, 2022		For the Year Ended September 30, 2021
NET ASSET VALUE, BEGINNING OF PERIOD	$16.09		$14.10		$13.71		$15.09		$12.35

INCOME/(LOSS) FROM OPERATIONS:
Net investment income/(loss)(a)	0.05		0.06		0.17		(0.00	)(b)	(0.00	)(b)
Net realized and unrealized gain/(loss) on investments	0.54		2.17		1.11		(1.32)		2.87
Total from investment operations	0.59		2.23		1.28		(1.32)		2.87

LESS DISTRIBUTIONS:
From net investment income	(0.07)		(0.09)		(0.11)		0.00	(b)	(0.02)
From net realized gains on investments	—		(0.15)		(0.78)		(0.06)		(0.11)
Total Distributions	(0.07)		(0.24)		(0.89)		(0.06)		(0.13)

NET INCREASE/(DECREASE) IN NET ASSET VALUE	0.52		1.99		0.39		(1.38)		2.74
NET ASSET VALUE, END OF PERIOD	$16.61		$16.09		$14.10		$13.71		$15.09

TOTAL RETURN(c)	3.69%		16.00%		9.50%		(8.74%)		23.31%

SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$215,995		$214,488		$176,143		$150,563		$139,088

RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	0.93%		0.93%		0.93%		0.94%		0.92%
Operating expenses including reimbursement/waiver	0.90	%(d)	0.89	%(d)	0.91	%(d)	0.90	%(d)(e)	0.86	%(d)
Net investment income/(loss) including reimbursement/waiver	0.34%		0.42%		1.16%		(0.02%)		(0.00	%)(f)

PORTFOLIO TURNOVER RATE	27%		17%		13%		17%		5%

(a)	Calculated using the average shares method.

(b)	Less than $0.005 per share.

(c)

Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(d)

According to the Fund’s shareholder services plan with respect to the Fund’s Institutional shares, any amount of fees accrued according to the plan but not paid during the Fund’s fiscal year for such service activities shall be reimbursed to the Fund as soon as practical. Fees were reimbursed to the Fund for the years ended September 30, 2025, September 30, 2024, September 30, 2023, September 30, 2022 and September 30, 2021, respectively, in the amount of 0.05%, 0.06%, 0.04%, 0.05% and 0.09% of average net assets of Institutional shares.

(e)	Ratio includes previously waived advisory fees recaptured. The net expense ratio would have been lower absent the impact of recaptured fees.

(f)	Less than 0.005%.

Prospectus | January 28, 2026	47

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Additional Information About the Funds

Shareholder Reports

Additional information about the Funds’ investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Funds. It is incorporated by reference into (is legally a part of) this Prospectus.

Householding Relationships

The Funds send only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain the Funds’ statement of additional information, annual and semi-annual reports to shareholders, and other information such as financial statements (without charge), make inquiries or request other information about the Funds by contacting the Transfer Agent at 1-844-680-6562, by writing the Funds at Clarkston Partners Fund, Clarkston Founders Fund or Clarkston Fund, at P.O. Box 219581, Kansas City, MO 64121-9581, or by calling your financial consultant. This information is also available free of charge on the Funds’ website at www.clarkstonfunds.com.

The Funds’ reports and other information about the Funds are available on the EDGAR Database on the Commission’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the Funds that is not in this Prospectus, you should not rely upon that information. Neither the Funds nor the Distributor is offering to sell shares of the Funds to any person to whom the Funds may not lawfully sell its shares.

(Investment Company Act file no. 811-22747)

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2026

CLARKSTON PARTNERS FUND

Founders Class CFSMX

Institutional Class CISMX

CLARKSTON FUND

Institutional Class CILGX

CLARKSTON FOUNDERS FUND

Institutional Class CIMDX

Founders Class CFMDX

ALPS Series Trust

Clarkston Partners Fund, Clarkston Fund and Clarkston Founders Fund (the “Funds”)

1290 Broadway, Suite 1000

Denver, CO  80203

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for the Funds listed above, each of which is a separate series of ALPS Series Trust, a Delaware statutory trust (the “Trust”).  Each series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies.  Clarkston Capital Partners, LLC (the “Adviser”) is the investment adviser of the Funds.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Funds’ current prospectus dated February 1, 2026, as supplemented from time to time (collectively, the “Prospectus”).  This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Clarkston Partners Fund, the Clarkston Fund or the Clarkston Founders Fund at the address listed above, or by calling the Funds’ transfer agent at 1-844-680-6562.  The Funds’ most recent Annual Report is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

ORGANIZATION AND CLASSIFICATION

ALPS Series Trust

This SAI includes information about the Clarkston Partners Fund, the Clarkston Fund and the Clarkston Founders Fund (each individually a “Fund” and collectively, the “Funds”).  The Funds are series of the ALPS Series Trust (the “Trust”), an open-end, management investment company organized as a Delaware statutory trust on January 12, 2012.

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified.  The following table shows each Fund’s classification:

Fund	Classification
Clarkston Partners Fund	Non-Diversified
Clarkston Fund	Non-Diversified
Clarkston Founders Fund	Non-Diversified

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

Each Fund’s principal investment objectives and strategies are discussed in the Prospectus under the “SUMMARY SECTION” for each Fund and under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” In order to achieve its investment objective, each Fund generally makes investments of the sort described in the Prospectus.

A Fund may also invest in certain types of securities, or engage in certain investment activities, as generally discussed below. In addition, a Fund may be subject to additional risks in connection with its investments in such securities or as a result of the Fund’s investment strategies or activities.

Bank Obligations

Bank obligations that may be purchased by a Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A banker’s acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment, as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. or non-U.S. banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Securities issued or guaranteed by non-U.S. banks and non-U.S. branches of U.S. banks are subject to many of the risks of investing in non-U.S. securities generally.

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is to a significant extent dependent upon the availability and cost of capital of funds used by the bank to finance its lending operations. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Borrowing

Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund’s shares by increasing the Fund’s interest expense.

Subject to the limitations described under “Investment Limitations” below, each Fund may be permitted to borrow for temporary purposes and/or for investment purposes. Such a practice will result in leveraging of a Fund’s assets and may cause the Fund to liquidate portfolio positions when it would not be advantageous to do so. This borrowing may be secured or unsecured. Provisions of the 1940 Act require each Fund to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of a Fund’s total assets made for temporary emergency purposes. Any borrowings for temporary emergency purposes in excess of 5% of a Fund’s total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) or such longer period as the Commission may prescribe by rules and regulations in order to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint if a Fund sells securities at that time. Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a Fund’s portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased, if any. A Fund also may be required to maintain minimum average balances in connection with such borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. Reverse repurchase agreements are considered to be borrowings by a Fund. See “Reverse Repurchase Agreements” below.

Brady Bonds

Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas P. Brady. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar), and are traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities in countries issuing Brady Bonds, investments in Brady Bonds may be viewed as speculative. If a Fund acquires a Brady Bond, there can be no assurance that the Brady Bonds will not be subject to restructuring arrangements or to requests for new credit, which may cause the Fund to suffer a loss of interest or principal on any of its holdings.

Combined Transactions

Each Fund may enter into multiple transactions, including multiple options transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of options, currency and interest rate transactions, instead of a single derivative, as part of a single or combined strategy when, in the judgment of the Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s investment objective.

Convertible Securities

Each Fund may invest in convertible securities, which are bonds, debentures, notes, preferred stock or other securities, which may be converted into or exchanged for a prescribed amount of common stock of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities ordinarily provide a stream of income, which generate higher yields than those of common stocks of the same or similar issuers but lower than the yield on non-convertible debt. Convertible securities are usually subordinate or are comparable to non-convertible securities but rank senior to common stock or shares in a company’s capital structure. The value of a convertible security is a function of (i) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth, at market value, if converted into the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

Common stocks of companies that the Adviser believes have earnings that will grow faster than the economy as a whole are known as growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If the Adviser’s assessment of the prospects for a company’s earnings growth is wrong, or if its judgment of how other investors will value the company’s earnings growth is wrong, then the price of that company’s stock may fall or may not approach the value that the Adviser has placed on it.

Common stocks of companies that are not expected to experience significant earnings growth, but whose stocks the Adviser believes are undervalued compared to their true worth, are known as value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If the Adviser’s assessment of a company’s prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company’s stocks may fall or may not approach the value that the Adviser has placed on it.

Many stocks have both “growth” and “value” characteristics, and for some stocks it may be unclear which category, if any, it fits into.

Credit Default Swaps

Each Fund may enter into credit default swap contracts. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, a Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation, index or other investment from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the referenced debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Credit default swaps may be subject to regulation by the Commodity Futures Trading Commission (“CFTC”), Securities Exchange Commission (“SEC”) or both. Both the CFTC and the SEC have issued or amended guidance and relief regarding the implementation of various provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) relating to the use of swaps. Further action by the CFTC or SEC may affect a Fund’s ability to use credit default swaps or may require additional disclosure by the Fund.

Credit Ratings

The fixed-income securities in which each Fund may invest will not be required to meet a minimum rating standard. Fixed-income securities that are not rated for creditworthiness by any internationally recognized credit rating organization are commonly referred to as “junk bonds” and involve significantly greater risks, including price volatility and risk of default of payment of interest and principal than higher rated securities. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI.

Currency Transactions

A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value, to gain or reduce exposure to certain currencies or to generate income or gains.

Currency transactions include currency forward contracts and exchange-listed and over-the-counter (“OTC”) options on currencies and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.”

Each Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of a Fund’s portfolio securities denominated in such currency. For example, a Fund may do this if the Adviser believes that the currency of a particular country may decline in relation to the U.S. dollar. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Transaction hedging includes entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency.

Each Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which a Fund has or in which a Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of a Fund’s securities are or are expected to be denominated and to buy dollars.

Currency hedging involves some of the same risks and considerations as other derivative transactions. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in these transactions. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Cybersecurity Risk

In connection with the increased use of technologies such as the Internet and the dependence on computer systems to perform necessary business functions, each Fund may be susceptible to operational, information security and related risks due to the possibility of cyber-attacks or other incidents. Cyber incidents may result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, infection by computer viruses or other malicious software code, gaining unauthorized access to systems, networks or devices that are used to service a Fund’s operations through hacking or other means for the purpose of misappropriating assets or sensitive information, corrupting data or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks (which can make a website unavailable) on the Funds’ website. In addition, authorized persons could inadvertently or intentionally release confidential or proprietary information stored on a Fund’s systems.

Cybersecurity failures or breaches by a Fund’s third-party service providers (including, but not limited to, the adviser, distributor, custodian, transfer agent and financial intermediaries) may cause disruptions and impact the service providers’ and a Fund’s business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business and the mutual funds to process transactions, inability to calculate a Fund’s net asset value, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Each Fund and its shareholders could be negatively impacted as a result of successful cyber-attacks against, or security breakdowns of, a Fund or its third-party service providers.

A Fund may incur substantial costs to prevent or address cyber incidents in the future. In addition, there is a possibility that certain risks have not been adequately identified or prepared for. Furthermore, a Fund cannot directly control any cybersecurity plans and systems put in place by third party service providers. Cybersecurity risks are also present for issuers of securities in which a Fund invests, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value.

Depositary Receipts

Depositary receipts include sponsored and unsponsored depositary receipts that are or become available, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) and other depositary receipts. Depositary receipts are typically issued by a financial institution (“depositary”) and evidence ownership interests in a security or a pool of securities (“underlying securities”) that have been deposited with the depositary. The depositary for ADRs is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. ADRs are publicly traded on exchanges or OTC in the United States and are issued through “sponsored” or “unsponsored” arrangements. In a sponsored ADR arrangement, the non-U.S. issuer assumes the obligation to pay some or all of the depositary’s transaction fees, whereas under an unsponsored arrangement, the non-U.S. issuer assumes no obligation and the depositary’s transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. In the case of GDRs, the depositary can be a non-U.S. or a U.S. financial institution and the underlying securities are issued by a non-U.S. issuer. GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world, thus allowing them to raise capital in these markets, as opposed to just in their home market. The advantage of GDRs is that shares do not have to be bought through the issuing company’s home exchange, which may be difficult and expensive, but can be bought on all major stock exchanges. In addition, the share price and all dividends are converted to the shareholder’s home currency. As for other depositary receipts, the depositary may be a non-U.S. or a U.S. entity, and the underlying securities may have a non-U.S. or a U.S. issuer. For purposes of each Fund’s investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depositary receipts purchased by a Fund may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, in which case the Fund may be exposed to relative currency fluctuations.

Derivatives

Each Fund may engage in a variety of derivative transactions in accordance with the applicable rules of the CFTC, and, to the extent applicable, the rules and regulations of certain national or foreign exchanges; however, a Fund will not be obligated to use derivatives and the Funds make no representations as to the availability of these techniques at this time or at any time in the future. Generally, derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, commodities, related indexes and other assets. The types of derivatives in which a Fund may invest include, but are not limited to, futures contracts, currency forward contracts and currency swaps, the purchase and sale (or writing) of exchange listed and OTC put and call options on debt and equity securities, currencies, entering into various interest rate transactions such as swaps, caps floors, and collars, entering into equity swaps, caps and floors, the purchase and sale of indexed debt securities or trading in other similar types of instruments.

Derivatives may be used, among other reasons, as part of a Fund’s investment strategy, to attempt to protect against possible changes in the market value of securities held or to be purchased for a Fund’s portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund’s unrealized gains in the value of its securities, to facilitate the sale of those securities for investment purposes, to manage the effective maturity or duration of a Fund’s portfolio or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities or to seek to enhance a Fund’s income or gain. A Fund may use any or all types of derivatives which it is authorized to use at any time; no particular strategy will dictate the use of one type of transaction rather than another, as use of any authorized derivative will be a function of numerous variables, including market conditions. The ability of a Fund to utilize derivatives successfully will depend on numerous factors including the Adviser’s ability to predict pertinent market movements, which cannot be assured. These skills are different from those needed to select a Fund’s portfolio securities.

Subject to the constraints described above, each Fund may (if and to the extent so authorized) enter into futures contracts, currency forward contracts and currency swaps, purchase and sell (or write) exchange listed and OTC put and call options on securities, loan participations and assignments, currencies, futures contracts, indices and other financial instruments, and each Fund may enter into interest rate transactions, equity swaps and related transactions and other similar transactions which may be developed to the extent the Adviser determines that they are consistent with a Fund’s investment objective and policies and applicable regulatory requirements. A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund’s currency transactions may take the form of currency forward contracts, currency swaps and options on currencies.

Certain standardized swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterpart to each participant’s swap. However, central clearing does not eliminate counterparty risk or illiquidity risk entirely. In addition, depending on the size of a Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by a fund to support its obligations under a similar uncleared swap.

In connection with the use of certain derivatives, the Adviser intends to comply with the requirements of the Commodity Exchange Act (“CEA”) by operating a Fund in a manner consistent with the restrictions of Rule 4.5, including filing a notice of eligibility of exemption from registration in accordance with applicable procedures and deadlines.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser’s view as to certain market movements is incorrect, the risk that the use of derivatives could result in significantly greater losses than if it had not been used. Losses resulting from the use of derivatives will reduce a Fund’s net asset value, and possibly income, and the losses may be significantly greater than if derivatives had not been used.

Each Fund’s use of derivatives may be limited by certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”). When used, derivatives may increase the amount and affect the timing and character of taxes payable by shareholders. See “FEDERAL INCOME TAXES – Special Tax Considerations – Options and Other Financial Products.”

Risks of Derivatives Outside of the United States

When conducted outside the United States, derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. derivatives also could be adversely affected by: (i) other complex foreign political, legal and economic factors; (ii) lesser availability of data on which to make trading decisions than in the United States; (iii) delays in a Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States; (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (v) lower trading volume and liquidity.

Derivatives Risk. The Funds may invest in derivative securities for bona fide hedging purposes. A derivative security is a financial contract whose value is based on (or “derived from”) a traditional security (such as a bond) or a market index. The use of futures, options, repurchase agreements and other derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments, and include leverage, volatility, liquidity, credit and tracking risks. In addition, long options positions may expire worthless.

Equity Investments

Each Fund will invest in equity securities. Equity securities (which generally include common stocks, preferred stocks, warrants, securities convertible into common or preferred stocks and similar securities) are generally volatile and riskier than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies or broad equity market indices generally. Common stock and other equity securities may take the form of stock in corporations, partnership interests, interests in limited liability companies and other direct or indirect interests in business organizations.

Exchange-Traded Funds and Other Similar Instruments

Shares of exchange-traded funds (“ETFs”) and other similar instruments may be purchased by the Funds. Generally, an ETF is an investment company that is registered under the 1940 Act Index ETFs that holds a portfolio of securities designed to track the performance of a particular index or index segment, actively managed ETFs are actively managed by an investment adviser. Similar instruments, issued by pools that are not investment companies, offer characteristics similar to index ETFs and may be designed to track the performance of an index or basket of securities of companies engaged in a particular market or sector. ETFs sell and redeem their shares at net asset value in large blocks (typically 50,000 of its shares) called “creation units.” Shares representing fractional interests in these creation units are listed for trading on national securities exchanges and can be purchased and sold in the secondary market in lots of any size at any time during the trading day.

Investments in ETFs and other similar instruments involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks including: (i) risks that the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (ii) an index ETF may not fully replicate the performance of its benchmark index because of temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (iii) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (iv) an index ETF may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Each Fund may both purchase and effect short sales of shares of ETFs and may also purchase and sell options on shares of ETFs. These investments may be used for hedging purposes or to seek to increase total return (which is considered a speculative activity).

Because ETFs and pools that issue similar instruments incur various fees and expenses, a Fund’s investment in these instruments will involve certain indirect costs, as well as transaction costs, such as brokerage commissions. The Adviser will consider expenses associated with an investment in determining whether to invest in an ETF or other instrument. In the case of ETFs that are investment companies, they invest substantially all of their assets in securities of various securities indices or a particular segment of a securities index. The market price of ETFs is expected to fluctuate in accordance with both changes in the asset values of their underlying indices and supply and demand of an ETF’s shares on the exchange. ETFs may trade at relatively modest discounts or premiums to net asset value. In general, most ETFs have a limited operating history and information may be lacking regarding the actual performance and trading liquidity of such shares for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the Exchange necessary to maintain the listing of ETFs in which a Fund invests will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting the shares of ETFs held by a Fund should occur in the future, the liquidity and value of that Fund’s shares could also be adversely affected.

Limitations of the 1940 Act, which prohibit a Fund from acquiring more than 3% of the outstanding shares of another investment company, may restrict a Fund’s ability to purchase shares of certain ETFs.

Exchange-Traded Fund (“ETF”) and Other Investment Company Risk. As a non-principal investment strategy, each Fund may invest in ETFs and other investment companies. ETFs are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of the Fund investing in an ETF will indirectly bear those costs. Such Fund will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

The Funds may also invest in investment companies that are corporations, trusts, or partnerships that invest pooled shareholder dollars in securities appropriate to the organization’s objective. Mutual funds, closed-end funds, unit investment trusts and ETFs are examples of investment companies. By investing in another investment company, the Funds will indirectly bear any asset-based fees and expenses charged by the underlying investment company in which the Funds invest. Investments in securities of other investment companies are subject to statutory limitations prescribed by the 1940 Act. Absent an available exemption, the Funds may not: (i) acquire more than 3% of the voting securities of any other investment company; (ii) invest more than 5% of their total assets in securities of any one investment company; or (iii) invest more than 10% of their total assets in securities of all investment companies.

Firm Commitments and When-Issued Securities

Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Each Fund may also be entitled to receive when-issued securities in relation to its holdings in common stock of companies that undertake certain corporate actions and reorganizations. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. As when-issued securities are subject to delayed or deferred settlement, such securities may be either illiquid, or suffer from severe constraints in liquidity. When purchasing securities pursuant to a when-issued or forward commitment transaction, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations. When a Fund has sold a security pursuant to one of these transactions, the Fund does not participate in further gains or losses with respect to the security. A Fund may renegotiate a when-issued or firm commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the Fund. When-issued and forward-commitment transactions will not be considered to constitute issuance by a Fund of a “senior security” as that term is defined in Section 18(g) of the 1940 Act, and therefore, such transactions will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the Fund, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements, in each case as they come due.

Fixed-Income Securities

Each Fund may invest in fixed-income securities. Fixed-income securities generally pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate or other factor. Fixed-income securities may include securities issued by U.S. federal, state, local and non-U.S. governments and other agencies and instrumentalities, and by a wide range of private or corporate issuers. Fixed-income securities include, among others, bonds, notes, bills, debentures, convertible securities, bank obligations, mortgage and other asset-backed securities, loan participations and assignments and commercial paper.

Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer or group of issuers, when interest rates decline, the value of fixed-income securities can generally be expected to rise. Conversely, when interest rates rise, the value of fixed-income securities can generally be expected to decline. Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities.

Call or Buy-Back Features. In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund may typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Floating and Variable Rate Instruments

Each Fund may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Variable rate obligations invest include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate.

Certain floating or variable rate obligations may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some demand instruments may not be traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, a Fund will nonetheless treat the instrument as liquid for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days; if the notice period is greater than seven days, such a demand instrument will be characterized as illiquid for such purpose. A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date a Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or a third party providing credit support to make payment when due. To facilitate settlement, some demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by a Fund between that bank and the Fund’s custodian.

Foreign Bank Time Deposits

Each Fund may make time deposits in interest-bearing foreign bank accounts. Such time deposits will be subject to conditions placed on the time deposit account by the applicable bank (e.g., higher interest payments for maintaining funds in the account for longer periods of time). The Adviser generally expects its foreign bank time deposits to be made and maintained in U.S. dollars; however, the Adviser may make such deposits in foreign currencies where the Adviser deems such investments to be in the best interest of a Fund. Foreign bank time deposit accounts may be subject to restrictions on withdrawal, including penalties or reductions in interest for withdrawals before the end of the expected or intended duration of the time deposit.

Foreign Security Risk

The Funds may invest in foreign securities indirectly through ADRs. Foreign securities are generally riskier than U.S. securities. As a result, the Funds are subject to foreign risk, meaning that political events (such as civil unrest, national elections and imposition of exchange controls), social and economic events (such as labor strikes and rising inflation), and natural disasters occurring in a country where a Fund invests could cause the Fund’s investments in that country to experience gains or losses. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities.

High-Yield Securities

Each Fund may invest in high-yield securities. High-yield securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Under rating agency guidelines, any quality and protective characteristics of high-yield securities will likely be outweighed by large uncertainties or major risk exposures to adverse conditions. Medium and lower rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be in default or not current in the payment of interest or principal.

The credit ratings of S&P, Fitch, Moody’s or other agencies are evaluations of the safety of principal and interest payments, not market value risk, of lower-rated securities. Credit rating agencies may fail to change timely the credit ratings to reflect subsequent events. Many debt securities in international markets, especially in emerging markets, bear no rating whatsoever. Ratings organizations have declined to determine ratings for such securities for a host of reasons, including but not limited to the issuer’s lack of scale, insufficient or inadequate disclosure by the issuer, or insufficient operating history on the part of the issuer.

Neither a Fund nor the Adviser can conclude that ratings issued by recognized agencies reflect the true financial position of the underlying issuer; nor can any Fund or the Adviser be certain an issuer will maintain its current credit rating in the future. When available, the Adviser may refer to selected ratings from recognized agencies. The Adviser may also choose to augment such ratings with its own analyses of issuers, which may include, among other things, review of historic and current financial conditions and anticipated future cash flows.

Changes in Credit Ratings. Changes by recognized rating services in their ratings of a high-yield security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A to this SAI. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located, which may cause a rating to be lower than would otherwise by suggested by the intrinsic creditworthiness of the issuer.

Liquidity. The secondary markets for high-yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high-yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high-yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer, decreasing the liquidity of high-yield securities held in general. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments at the price it would wish, may adversely affect a Fund’s net asset value per share and may limit the ability of a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value.

Legislative and Regulatory Developments. Prices for high-yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s investments in high-yield securities, the secondary market for high-yield securities, the financial condition of issuers of these securities and the value of outstanding high-yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high-yield bonds and limiting the deductibility of interest by certain corporate issuers of high-yield bonds adversely affected the market in prior years.

High-yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. If a Fund holds such securities, the Fund also could incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings. These risks may be greater for non-U.S. high-yield securities especially those of issuers located in emerging markets.

The development of markets for high-yield corporate securities has been a relatively recent phenomenon, especially outside the United States. In addition, these markets have undergone significant changes in the past and may undergo significant changes in the future.

A Fund may invest in high-yield securities that bear interest at fixed rates, securities with variable rates of interest, or securities that involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High-yield Non-U.S. Debt Securities. Investing in fixed and floating rate high-yield non-U.S. debt securities, especially those of issuers located in emerging market countries, will expose a Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located, in addition to the risks of investing in high-yield securities generally. For example, the ability and willingness of sovereign obligors in emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, an issuer’s (including sovereign issuers) cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, and the relative size of its debt service burden. Non-U.S. issuers, including government issuers, may also have debt (such as commercial bank debt) which is senior to its high-yield securities.

The ability of a non-U.S. sovereign obligor, especially an obligor in an emerging market country, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credit and investments, fluctuations in interest rates and the extent of its foreign reserves, and the issuing government’s policy toward the International Monetary Fund, the World Bank and other international agencies. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a non-U.S. sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of an issuer to obtain sufficient foreign exchange to service its debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing or other factors, a governmental obligor, especially an obligor in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of non-U.S. sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country.

Illiquid Securities

Each Fund may invest up to 15% of the value of its net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which a Fund has valued the securities. Illiquid securities are considered to include, among other things, written OTC options, repurchase agreements with maturities in excess of seven days, certain loan participation interests, fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits), and other securities whose disposition is restricted under the federal securities laws.

To the extent that instruments that a Fund holds become illiquid due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase. The Adviser, under the supervision of the Board of Trustees, monitors Fund investments in assignments and loan participations and will, in such a case, consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index accruals as part of a semiannual coupon.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or twenty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semiannual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Each Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.

Interest-Only Securities

Interest only securities (“IOs”) are a form of stripped mortgage security. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks and special purpose subsidiaries of the foregoing. The risk of early prepayment is the primary risk associated with IOs.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. IOs are one class of a stripped mortgage security that receives all of the interest (while another class will receive all of the principal (“POs” or “principal only class”)).

Interest-Rate and Equity Swaps and Related Transactions

Each Fund may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. If a Fund enters into these types of transactions, the Fund expects that it would do so in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio, or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange between the parties to the swap of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

If a Fund enters into interest-rate and equity swaps, the Fund expects that it will usually enter into the swap on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate or equity swap will generally be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be designated to cover such liability. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will designate the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap.

The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. There is a risk that is incorrect forecasts of market values, interest rates and other applicable factors, will diminish the investment performance of a Fund compared with what it would have been if these investment techniques were not utilized. Moreover, even if the forecasts are correct, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

As is the case with options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the Adviser deems it desirable to do so. To the extent a transaction is not or cannot be terminated in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

The liquidity of swap agreements will be determined based on various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the investment).

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. Because swaps and related transactions are bilateral contractual arrangements between the counterparties to the transactions, a Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. If the other party to a swap defaults, a Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any.

Investment Focus Risk

To the extent that a Fund focuses its investments in particular industries, classes or sectors of the economy, any market price movements, regulatory or technological changes, or economic conditions affecting companies in those industries, asset classes or sectors will have a significant impact on the Fund’s performance. The Funds will not concentrate their investments, as defined under the 1940 Act.

Liquidity Risk

From time to time, the trading market for a particular security or type of security in which the Funds invest may become less liquid or even illiquid. Reduced liquidity will have an adverse impact on the Funds’ ability to sell such securities when necessary to meet the Funds’ liquidity needs or in response to a specific economic event. Market quotations for such securities may be volatile.

Loans of Portfolio Securities

Upon approval by the Board of Trustees, a Fund may lend portfolio securities to brokers or dealers or other financial institutions in accordance with policies and procedures of the Trust, as may be adopted from time to time. The procedure for the lending of securities will typically include the following features and conditions. The collateral will consist either of U.S. Government Securities or the borrower of the securities will deposit cash with a Fund in an amount equal to a minimum of 100% of the market value of the securities lent. A Fund will seek to invest the collateral in short-term debt securities, cash equivalents (or pooled investment vehicle interests in cash, cash equivalents and short-term debt instruments) and earn the income thereon. A negotiated portion of the income so earned may be paid to the securities or lending agent (e.g., a bank or trust company) who arranged the loan. The collateral will be marked to market daily, and if the value of the collateral drops below the required minimum at any time, the borrower may typically be called upon to post additional collateral. These will be “demand” loans and may be terminated by a Fund at any time. A Fund will receive any payments in lieu of dividends and interest paid on the securities lent, although the U.S. federal income tax characteristics of such payment may change. A Fund’s performance will continue to reflect changes in the value of the securities loaned.

The terms of the structure of the loan arrangements, as well as the aggregate amount of securities loans, must be consistent with the 1940 Act and rules and interpretations of the SEC thereunder. These provisions limit the amount of securities a Fund may lend to 33 1/3% of the Fund’s total assets and require (1) the borrower pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit, or securities issued by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises; (3) the loan be made subject to termination by the Fund at any time; and (4) the Fund receives reasonable interest on the loan (which may include the Fund’s investing any cash collateral in interest-bearing short-term investments), any distributions on the lent securities, and any increase in their market value. Loan arrangements made by each Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The Adviser will consider the creditworthiness of the borrower, among other things, in making decisions with respect to lending securities, subject to the oversight of the Board of Trustees. At present time, the SEC does not object if any investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company’s trustees. In addition, voting rights pass with the lent securities, but if a Fund has knowledge that a material event will occur affecting securities on loan, and with respect to which the holder of securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent. A Fund bears the risk that there may be a delay in the return of the securities, which may impair the Fund’s ability to vote on such a matter. A Fund may include, as part of its total assets, the assets that it receives as collateral for loans of its portfolio securities, for purposes of determining compliance with the requirement that a mutual fund should not have on loan at any given time securities representing more than one-third of its total asset value.

These transactions must be fully collateralized at all times, but involve some credit risk to a Fund if the borrower or the party (if any) guaranteeing the loan should default on its obligations. In the event of the default or bankruptcy of the other party to a securities loan, a Fund could experience delays in recovering the securities it lent. To the extent that, in the meantime, the value of the securities a Fund lent has increased or the value of the collateral decreased, the Fund could experience a loss. In the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except that the Fund may retain any such part thereof that is a security in which the Fund is permitted to invest. A Fund may also lose money if it incurs losses on the reinvestment of cash collateral.

Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, a Fund, as the lender, generally retains the right to call the loans and obtain the return of the securities loaned at any time on reasonable notice, and it will attempt to do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters which the Adviser believes materially affect the investment; however, a Fund may not be able to recall the securities in time for the Fund to be the owner on the record date for determining shareholders entitled to vote or consent on the matter. A Fund may typically also call such loans in order to sell the securities involved.

Managed Portfolio Risk

The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause a Fund to incur losses.

Money Market Instruments/Securities

Each Fund may hold money market instruments, including commercial paper, banker’s acceptances, certificates of deposit and other short-term debt securities. A Fund may hold money market instruments for many reasons including, (i) as part of the Adviser’s strategy in order to take advantage of investment opportunities as they arise, (ii) when the portfolio managers believe that market conditions are unfavorable for profitable investing for the Fund, (iii) when the portfolio managers are otherwise unable to locate attractive investment opportunities for the Fund, (iv) as a temporary measure in order to meet redemption requests, or (v) as a defensive measure in response to adverse market or economic conditions. During periods when a Fund maintains exposure to money market instruments, it may not participate in market movements to the same extent that it would if the Fund was more fully invested in equity securities.

Non-U.S. Securities

Investors should recognize that investing in the securities of non-U.S. issuers generally, and particularly in emerging and frontier market issuers, involves special considerations which are not typically associated with investing in securities of U.S. issuers. Investments in securities of non-U.S. issuers may involve risks arising from differences between U.S. and non-U.S. securities markets, including less volume, much greater price volatility in and relative illiquidity of non-U.S. securities markets, different trading and settlement practices, and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Since most non-U.S. securities are denominated in non-U.S. currencies or traded primarily in securities markets in which settlements are made in non-U.S. currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations. To the extent a Fund purchases securities denominated in non-U.S. currencies, a change in the value of any such currency against the U.S. dollar will result in a change in the U.S. dollar value of a Fund’s assets and a Fund’s income available for distribution. A Fund’s foreign currency transactions may give rise to ordinary income or loss for U.S. federal income tax purposes, to the extent such income or loss results from fluctuations in the value of the foreign currency. See “FEDERAL INCOME TAXES – Special Tax Considerations – Non-U.S. Currency Transactions.”

In addition, even though each Fund’s income may be received or realized in foreign currencies, each Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after a Fund’s income has been earned in that currency, translated into U.S. dollars and declared as a dividend, but before payment of such dividend, a Fund could be required to liquidate portfolio securities to pay such dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time a Fund incurs expenses or other obligations in U.S. dollars in order to pay such expenses in U.S. dollars will be greater than the equivalent amount in such currency of such expenses at the time they were incurred.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in non-U.S. and emerging/frontier market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, may have an adverse impact on the investment performance of a Fund to the extent a Fund invests in these markets. There generally is less governmental supervision and regulation of exchanges, brokers and issuers in non-U.S. countries than there is in the United States. For example, there may be no comparable provisions under certain non-U.S. laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on non-U.S. securities exchanges, particularly in frontier markets, generally are higher than in the United States. With respect to investments in certain emerging market countries, less comprehensive legal systems may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Other risks associated with investments in non-U.S. securities include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income which may reduce the net return on non-U.S. investments as compared to income received from a U.S. issuer, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign sub-custodians, and legal limitations on the ability of a Fund to recover assets held in custody by a foreign sub-custodian in the event of the sub-custodian’s bankruptcy.

In addition, there may be less publicly-available information about a non-U.S. issuer than about a U.S. issuer, and non-U.S. issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging or frontier market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default of any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations. The manner in which foreign investors may invest in companies in certain emerging and frontier market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund to the extent a Fund invests in those markets. For example, a Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Non-U.S. markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller emerging markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause the Fund to miss attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if a Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Non-U.S. Sub-custodians

Rules adopted under the 1940 Act permit each Fund to maintain its non-U.S. securities and cash in the custody of certain eligible non-U.S. banks and securities depositories.

Certain banks in non-U.S. countries may not be eligible sub-custodians for a Fund, in which event a Fund may be precluded from purchasing securities in certain non-U.S. countries in which it otherwise would invest or which may result in a Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible non-U.S. sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by non-U.S. sub-custodians in the event of the bankruptcy of the sub-custodian.

Options

In addition to the options on instruments and indices described in this SAI, each Fund reserves the right to purchase or sell options on other instruments and indices and those which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the option the obligation to buy (if the option is exercised), the underlying security, index, currency or other instrument at the exercise price. If a Fund were to purchase a put option on a security, for example, it might do so in an attempt to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy (if the option is exercised), and the seller the obligation to sell, the underlying instrument at the exercise price. If a Fund were to purchase a call option on a security, index, currency or other instrument, for example, it might do so in an attempt to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options.

A Fund may purchase put and call options or write “covered” put and call options on stock indices, interest rates and currencies in order to hedge against adverse market shifts or to potentially increase income or gain. In addition, a Fund may utilize options on currencies in order to hedge against currency exchange rate risks or to gain exposure to one or more currencies. A call option written by a Fund is “covered” so long as the Fund owns: (i) the underlying investment subject to the option; (ii) securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; or (iii) a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written. A put option written by a Fund is “covered” if the Fund has certain offsetting puts. Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction.

If a Fund writes a call, the Fund will generally limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. If a Fund writes a put, the Fund will generally limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the Fund’s acquisition cost of the investment underlying the option, less the sum of the premium received for writing the option and the exercise price paid to the Fund.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “counterparties” and individually referred to as a “counterparty”) through a direct bilateral agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the Adviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund. A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices and currencies. Even though a Fund will receive the option premium to help protect it against loss, use of options could result in losses to the Fund, force the purchase or sale of portfolio securities at inopportune times or for prices higher or lower than current market values, or cause the Fund to hold a security it might otherwise sell or sell a security it might otherwise hold.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or the OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

Options on Stocks and Stock Indices. Each Fund may purchase put and call options and write covered put and call options on stocks and stock indices in order to hedge against movements in the equity markets or to potentially increase income or gain to the Fund. In addition, each Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options are also traded in certain industry or market segment indices. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

For example, a purchase of a call option on a stock index could be used as a hedge against an increase in prices of particular equity securities a Fund wanted ultimately to buy if the Adviser expected general stock market prices to rise. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase should be offset in part by the increase in the value of a Fund’s index option resulting from the increase in the index. On the other hand, a purchase of a put option on the index could be used if the Adviser expected general stock market prices to decline. If that index does decline, the value of some or all of the equity securities in a Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option.

Options on Currencies. Each Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

Other Investment Companies (excluding ETFs)

Each Fund may invest in shares of other investment companies, including open-end investment companies, subject to limits prescribed by the 1940 Act. These investment companies typically incur fees that are separate from those fees incurred directly by a Fund. A Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses. No adjustments will be made to the advisory fee with respect to assets of a Fund invested in such investment companies.

A Fund’s investment in other investment companies may include securities of closed-end investment companies investing in foreign securities. A Fund will invest in closed-end investment companies only in furtherance of their investment objectives. Growth in appreciation and dividends in foreign markets sometimes occurs at a faster rate than in domestic markets. The ability of a Fund to invest in closed-end investment companies that invest in foreign securities provides, indirectly, greater variety and added expertise with respect to investments in foreign markets than if the Fund invested directly in such markets. Such companies themselves, however, may have policies that are different from those of a Fund.

A Fund’s investment in other investment companies may also include shares of ETFs, which are described elsewhere in this section under the heading “Exchange-Traded Funds and Other Similar Instruments.”

Preferred Stock

Preferred stocks, like debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and generally all cumulative dividends must be paid prior to common shareholders receiving any dividends. Because as a general matter preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are generally entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. In addition, preferred stocks are subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.

Repurchase Agreements

Each Fund may enter into repurchase agreements. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of sale to repurchase that security from the buyer at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed-upon market interest rate unrelated to the coupon rate on the purchased security. Such transactions afford the opportunity to earn a return on temporarily available cash at relatively low market risk. When a Fund enters into a repurchase agreement, the Adviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. A Fund will require that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation.

While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. government, the obligation of the seller is not guaranteed by the U.S. government and there is a risk that the seller may fail to repurchase the underlying security. In such event, a Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, a Fund may be subject to various delays and risks of loss, including (i) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (ii) possible reduced levels of income and lack of access to income during this period, and (iii) inability to enforce rights and the expenses involved in the attempted enforcement.

Repurchase agreements with maturities of more than seven days will be treated as illiquid securities.

Reverse Repurchase Agreements

Each Fund may enter into “reverse” repurchase agreements to avoid selling securities during unfavorable market conditions to meet redemptions. Pursuant to a reverse repurchase agreement, a Fund sells portfolio securities and agree to repurchase them from the buyer at a particular date and price. A Fund will pay interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. See “Borrowing” above.

Restricted Securities and Securities with Limited Trading Markets (Rule 144A)

Each Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to acquire substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. Each Fund may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Liquidity determinations with respect to Rule 144A securities will be made by the Board of Trustees or by the Adviser pursuant to guidelines established by the Board. A Fund’s holdings of Rule 144A securities which are considered liquid securities will not be subject to the Fund’s applicable limitation on investments in illiquid securities.

Securities Related Issuers

The 1940 Act limits each Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a Fund’s investments in certain non-U.S. banks and other financial institutions.

Short Sales

Each Fund may make short sales of securities consistent with its strategies. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale, it must borrow the security sold short and deliver a security equal in value to the security sold short to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. A Fund may have to pay a fee to borrow particular securities and may be obligated to pay over any accrued interest and dividends on such borrowed securities.

If a Fund sells a security short and the price of the security increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

A short sale is “against the box” to the extent that a Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short. Each Fund may engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder. To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

Temporary Defensive Positions

Each Fund may depart from its principal investment strategies to meet redemption requests or in response to adverse market, economic or political conditions by taking temporary defensive positions. While in a temporary investment position, a Fund may invest some or all of its assets in cash and/or cash equivalent securities. Cash equivalent securities include, but are not limited to, obligations of the U.S. government or by its agencies or instrumentalities, money market fund shares, commercial paper, certificates of deposit and/or banker’s acceptances, as well as other interest bearing or discount obligations or debt instruments that carry an investment grade rating by a national rating agency. Under such circumstances, a Fund may not achieve its investment objective.

U.S. Government Securities

Each Fund may invest without limit in securities issued or guaranteed by the U.S. government or by its agencies or instrumentalities. U.S. government securities in general include a wide variety of U.S. Treasury obligations consisting of bills, notes and bonds, which principally differ only in their interest rates, maturities and times of issuance. Securities issued or guaranteed by U.S. government agencies and instrumentalities are debt securities issued by agencies or instrumentalities established or sponsored by the U.S. government and may be backed only by the credit of the issuing agency or instrumentality. A Fund will invest in such obligations only where the Adviser is satisfied that the credit risk with respect to the issuer is minimal.

Securities issued by the U.S. Treasury generally do not involve the credit risks associated with investments in other types of fixed-income securities, although, as a result, the yields available from these securities are generally lower than the yields available from corporate fixed-income securities. Like other debt securities, however, the values of U.S. government securities change as interest rates fluctuate, which could affect a Fund’s net asset value. Under certain market conditions a Fund may, for temporary defensive purposes, accept lower current income from short-term investments rather than investing in higher yielding long-term securities. Some U.S. government securities (such as Fannie Maes and Freddie Macs) are guaranteed as to the payment of principal and interest by the relevant entity (e.g., FNMA or FHLMC) but are not backed by the full faith and credit of the U.S. government. Therefore, the securities would generally be neither issued nor guaranteed by the U.S. Treasury.

CMOs and MBS Derivatives

The collateralized mortgage obligation (“CMO”) and stripped mortgage-backed securities (“MBS”) markets were developed specifically to reallocate the various risks inherent in MBS across various bond classes (“tranches”). For example, CMO “companion” classes typically experience much greater average life variability than other CMO classes or MBS pass-throughs. Interest-only pass-through securities experience greater yield variability relative to changes in prepayments. “Inverse floaters” experience greater variability of returns relative to changes in interest rates. To the extent that a Fund concentrates its investments in these or other “derivative” securities, the prepayment risks, interest rate risks, and hedging risks associated with such securities will be severely magnified.

Warrants and Rights

Each Fund may invest in warrants and rights. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price until a stated expiration date. Buying a warrant generally can provide a greater potential for profit or loss than an investment of equivalent amounts in the underlying common stock. The market value of a warrant does not necessarily move with the value of the underlying securities. If a holder does not sell the warrant, it risks the loss of its entire investment if the market price of the underlying security does not, before the expiration date, exceed the exercise price of the warrant. Investing in warrants is a speculative activity. Warrants pay no dividends and confer no rights (other than the right to purchase the underlying securities) with respect to the assets of the issuer. A right is a privilege granted, typically to existing shareholders of a corporation, to subscribe for shares of a new issue of stock before it is issued. Rights normally have a short life, usually two to four weeks, may be freely transferable and generally entitle the holder to buy the new common stock at a lower price than the public offering price.

Zero-Coupon Securities, Pay-In-Kind Bonds and Deferred Payment Securities

Each Fund may invest in zero-coupon securities, pay-in-kind bonds and deferred payment securities. Zero-coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero-coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero-coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Zero-coupon securities may have conversion features. Each Fund also may purchase pay-in-kind bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero-coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero-coupon securities, pay-in-kind bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero-coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero-coupon securities, pay-in-kind bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not generally be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Current U.S. federal income tax law requires the holder of a zero-coupon security, certain pay-in-kind bonds, deferred payment securities and certain other securities acquired at a discount to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for U.S. federal income and excise taxes, a Fund may be required to distribute the amount of income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements. See “FEDERAL INCOME TAXES – Special Tax Considerations – Securities Issued or Purchased at a Discount.”

INVESTMENT LIMITATIONS

Fundamental and Non-Fundamental Investment Restrictions

Fundamental Investment Restrictions

The following is a description of fundamental policies of each Fund that may not be changed without the vote of a majority of a Fund’s outstanding voting securities.  Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is less.  The other restrictions set forth below, as well as each Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI and not designated as fundamental, are not fundamental policies and may be changed by the Board of Trustees.  The percentages set forth below and the percentages set forth in the Prospectus apply at the time of the purchase of a security, except (i) with respect to fundamental investment restriction (2) and (7), for which any such required percentages apply at all times and (ii) as otherwise required by applicable law.

Each Fund may not:

(1)	Purchase securities which would cause 25% or more of the value of its total assets at the time of the purchase to be directly invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding obligations issued or guaranteed by the U.S. government or any state or territory of the United States or any of their agencies, instrumentalities or political subdivisions);
(2)	Borrow money, except to the extent permitted under the 1940 Act;
(3)	Make loans, except that a Fund may purchase or hold debt instruments in accordance with its investment objectives and policies; provided however, this restriction does not apply to repurchase agreements or loans of portfolio securities;

(4)	Act as an underwriter of securities of other issuers except that, in the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws;
(5)	Purchase or sell real estate, although a Fund may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate, and securities which represent interests in real estate, and they may acquire and dispose of real estate or interests in real estate acquired through the exercise of their rights as a holder of debt obligations secured by real estate or interests therein;
(6)	Purchase or sell commodities, unless acquired as a result of ownership of securities or other instruments; however, this restriction shall not prevent a Fund from engaging in transactions involving swaps, futures contracts, forward contracts, options or other derivative instruments, investing in securities that are secured by commodities or investing in companies or other entities that are engaged in a commodities or commodities trading business or that have a significant portion of their assets in commodities-related investments, subject to restrictions described in each Fund’s Prospectus and elsewhere in this SAI; and
(7)	Issue senior securities, except for permitted borrowings or as otherwise permitted under the 1940 Act.

For the purposes of restriction (1) above, industry classifications are determined for each Fund in accordance with the industry or sub-industry classifications established by Global Industry Classification Standard (GICS) sector and industry classifications. Each Fund may use other classification titles, standards and systems from time to time, as it determines to be in the best interests of shareholders.  The use of any particular classification system is not a fundamental policy.

Restrictions (2) and (7) above shall be interpreted based upon no-action letters and other pronouncements of the staff of the U.S. Securities and Exchange Commission (“SEC”).  Under current pronouncements, certain Fund positions may be excluded from the definition of “senior security” so long as each Fund complies with applicable regulatory requirements. See “Borrowing” above.

Non-Fundamental Investment Restrictions

In addition, it is contrary to each Fund’s present policies, which may be changed without shareholder vote, to purchase any illiquid security, including any securities whose disposition is restricted under federal securities laws and securities that are not readily marketable, if, as a result, more than 15% of a Fund’s net assets (based on then-current value) would then be invested in such securities.  For purposes of this restriction, the staff of the SEC is presently of the view that repurchase agreements maturing in more than seven days are subject to this restriction.  Until that position is revised, modified or rescinded, each Fund will conduct its operations in a manner consistent with this view.  This limitation on investment in illiquid securities does not apply to certain restricted securities, including securities pursuant to Rule 144A under the Securities Act of 1933, as amended, and certain commercial paper that the Adviser has determined to be liquid under procedures approved by the Board of Trustees.

PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders.  Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year.  Each Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income.  In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund.  See “PORTFOLIO TRANSACTIONS AND BROKERAGE” in this SAI.

For reporting purposes, each Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by a Fund during the fiscal year.  In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded.  A 100% portfolio turnover rate would occur, for example, if all of the securities in a Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year.  Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings (defined below) data for the Trust on behalf of a Fund may be disclosed to Third Parties (defined below) (which may include the public) and Service Providers (defined below).  No data about a Fund’s portfolio holdings may be disclosed except in accordance with this Policy. Portfolio Holdings data includes, but is not limited to, the following information about a Fund:  (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board of Trustees of the Trust, or an officer of the Trust.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of each Fund, policies and procedures relating to disclosure of the Portfolio Holdings.  These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information.  These policies and procedures may be modified at any time with the approval of the Board.

In order to protect each Fund from any trading practices or other use by a Third Party that could harm a Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

Only officers of the Trust and their authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, may approve the disclosure of a Fund’s Portfolio Holdings.  Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of the Trust and its authorized agents, including, but not limited to, the Chief Compliance Officer of the investment adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis.  In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received.  Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers.  In addition, to the extent permitted under applicable law, the investment adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to a Fund’s relevant Service Providers and to facilitate the review of a Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the investment adviser believes is reasonably necessary in connection with the services to be provided.  As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Chief Compliance Officer for the Adviser (or persons designated by such Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose.  Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be either subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Clarkston Capital Partners, LLC (Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
U.S. Bank, N.A. (Custodian)	Daily	None	Daily	Daily
Ridgeline, Inc, (Portfolio accounting system)	Daily	None	Daily	Daily
FactSet Research Systems Inc. (Data analytics provider)	Daily	None	Daily	Daily
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Trust Counsel)	As needed	None	As needed	As needed
Thompson Hine LLP (Independent Counsel)	As needed	None	As needed	As needed

Each Fund’s investment adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy.  As part of this responsibility, each Fund’s investment adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

The disclosure policy currently authorizes the quarterly dissemination of full portfolio holdings of a Fund with a seven (7) calendar day lag.  Except as set forth in this Policy, the full holdings of a Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed in Form N-PORT; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR.  The Trust’s Form N-CSRs and Form N-PORTs are available free of charge on the SEC’s website at www.sec.gov. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Morningstar and Lipper, at the same time that it is filed with the SEC.

Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to Third Parties for the most recent month-end period and only after a thirty (30) calendar day delay from the end of the month being provided.  These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

§	Disclosures that are required by law;
§	Disclosures necessary for Service Providers to perform services to the Funds, provided that they are made pursuant to a written agreement between the Service Provider and the receiving party that restricts the third party’s use of the information;
§	Disclosure necessary for Rating Agencies to assess applicable fund ratings;
§	Disclosures necessary to broker-dealers or banks as a part of the normal buying, selling, shorting or other transactions in portfolio securities;
§	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants or counsel; and
§	Disclosures to the adviser of a Fund of compiled data concerning accounts managed by the adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for each Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including each Fund).  Some securities considered for investment by a Fund may also be appropriate for other clients served by the Adviser.  Thus, a particular security may be bought or sold for multiple clients at the same time.

If the Adviser determines that the purchase or sale of a particular security at a particular time is appropriate for more than one client account, the Adviser will typically, but is not obligated to, aggregate client orders into one order (“Block Orders”) for execution purposes. Block trading can avoid the adverse effect on a security’s price when simultaneous separate and competing orders are placed. When aggregating orders and subsequently allocating Block Orders (purchases and sales) to individual client accounts, it is the Adviser’s policy to treat all clients fairly and to achieve an equitable distribution of aggregated orders.

When a Block Order is filled in its entirety, each participating account will receive the average share price for the order on the same business day and transaction costs will be shared pro rata based on each account’s participation in the Block Order. If the total amount of securities bought or sold is less than the amount requested in the Block Order, the portion that is executed will be allocated pro rata between all accounts participating in the Block Order at the average price obtained, and transaction costs will be shared pro rata based on each account’s allocation in the initial block. Participating accounts that had an order for a de minimis number of shares may be allocated their full order before the remaining shares are allocated. Such allocations will be made pro rata to all participating accounts that had an order for a de minimis number of shares based on each client’s participation in the order unless the cost of such allocation is deemed excessive. In situations for which pro-rata allocations would result in excessive trading costs, the allocation will be based on simple random selection.

If the Adviser’s trading desk receives an order for a security at the same time as there exists an open order for that same security that the Adviser intends to place with the broker executing the open order, the additional order may be added to the existing open order. However, any partial fills of the existing open order that occurred prior to the time of the placement of the second order with the same broker will be allocated solely to the clients participating in the existing open order, and the second order will be added into the unfilled portion of the existing open order.

Not all transactions for clients are aggregated into Block Orders. Each of the Adviser’s divisions and portfolio management teams generally reviews each equity strategy and respective accounts separately and non-concurrently with other managed strategies and accounts. As a result, the timing of when the Adviser’s trading desk receives an order for a security can differ between clients, including the Funds. Some types of purchase or sale transactions cannot be included in Block Orders. Clients whose transactions are not part of an aggregated order will receive different prices, which may be more or less than the price a client would have received had the transactions been included in a Block Order. In such cases, clients will not always receive as favorable executions as they might otherwise receive from Block Orders. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security.  In some instances, one client may sell a particular security to another client.  There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including a Fund.

Brokerage and Research Services

The Adviser places orders for the purchase and sale of portfolio securities for each Fund through several brokers or dealers.  The Adviser’s general policy is to use its best efforts to seek to obtain best execution for all client portfolio transactions, taking into account a variety of factors such as: (i) the security price; (ii) the commission rate; (iii) the size and difficulty of the order and timing of the transaction; (iv) the broker-dealer’s execution capability, which includes the broker-dealer’s relative ability to execute an order at the best available price, as well as the speed, quality, overall cost and certainty of execution; (v) the broker-dealer’s responsiveness and financial responsibility, which includes the broker-dealer’s creditworthiness and other factors that may impact the Adviser’s confidence in the broker-dealer’s stability; (vi) any conflicts of interest associated with using a broker-dealer; (vii) confidentiality provided by the broker-dealer; (viii) other factors, such as, the broker-dealer’s integrity and quality of communication, the adequacy of information provided by the broker-dealer, the ability of the broker-dealer to provide ad hoc information or services, and the ability of the broker-dealer to handle client directed brokerage arrangements; and (ix) research capabilities of the broker-dealer. It is not the Adviser’s policy to seek the lowest available commission rate where it believes that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution. The Adviser cannot assure that best execution will be achieved for each Fund transaction. The Adviser maintains a list of approved broker-dealers it will use to place Fund and other client trades for execution. The Adviser periodically reevaluates these broker-dealers to confirm that they meet the Adviser’s criteria and standards, including that they provide trade execution services that the Adviser views as satisfactory. Upon reevaluation or at other times, the Adviser may add or remove broker-dealers to or from the list of approved broker-dealers. Although each Fund may use a broker-dealer that sells Fund shares to effect transactions for a Fund’s portfolios, a Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

Subject to the Adviser’s policy of seeking best execution for transactions, and subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may place trades with a broker-dealer that provides brokerage and research services.  The Adviser may have an incentive to select or recommend a broker based on its interest in receiving research or other products or services, rather than its interest in receiving the most favorable execution for a Fund.  However, in selecting a broker for research, the Adviser makes a good faith determination that the amount of commission charged is reasonable in relation to the value of the brokerage and/or research received.  The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the accounts over which it exercises investment discretion.  Research and brokerage services provided by broker-dealers chosen by the Adviser to place a Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Funds.  Conversely, brokerage and research products and services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Funds, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients.  Subject to Section 28(e) of the 1934 Act, the Adviser may pay a broker additional commission in recognition of the value of the brokerage and/or research services provided by that broker.  When the Adviser uses Fund brokerage commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for the research, products or services.  The advisory fees paid by a Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear.

The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers.  Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for a Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by a Fund on exchange transactions do not exceed “usual and customary brokerage commissions.”  The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.”  As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards.

The following tables list the total amount of brokerage commissions paid by each Fund for the fiscal years noted below:

Fund	For the Fiscal Year Ended September 30, 2025	For the Fiscal Year Ended September 30, 2024	For the Fiscal Year Ended September 30, 2023
Clarkston Partners Fund	$637,531	$599,079	$368,991
Clarkston Fund	$56,922	$51,779	$20,311
Clarkston Founders Fund	$318,222	$233,567	$201,712

The increase in commissions paid by the Clarkston Founders Fund in fiscal year 2025 versus 2024 was predominantly due to higher portfolio turnover. The increase in commissions paid by the Clarkston Partners Fund in fiscal year 2024 versus 2023 was predominantly due to higher commissions in 2024 as a result of the liquidation of a holding with a large number of shares.

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery.  Confirmations of each purchase or redemption are sent to each shareholder.  Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions.  The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Share Classes

Shares of the Clarkston Partners Fund and Clarkston Founders Fund are currently divided into two share classes:  Founders Class and Institutional Class shares. The Clarkston Fund has one share class, the Institutional Class.

The assets received by each class of a Fund for the issue or sale of its shares and all income, earnings, profits, losses and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that class of the Fund.  The underlying assets of each class of a Fund are segregated and are charged with the expenses with respect to that class of the Fund along with a share of the general expenses of the Fund and the Trust.  Any general expenses of a Fund that are not readily identifiable as belonging to a particular class of the Fund are allocated by or under the direction of the Board of Trustees in such manner as they determine to be fair and reasonable.

Purchase of Shares

No sales charges will be applied to your share purchases.

The Clarkston Partners Fund and Clarkston Founders Fund offer investors two classes of shares: the Founders Class and the Institutional Class. The Founders Class shares are offered on a limited basis and are available only to:

●	beneficial owners of Direct Accounts who invest through a Fund’s default dealer and whose account is held directly on the Fund’s transfer agent system, is not associated with any intermediary, broker, or dealer of record, and does not incur intermediary servicing fees, subject to an investment minimum for the Clarkston Partners Fund and Clarkston Founders Fund of $25,000 and $10,000, respectively, with no minimum subsequent investment; and
●	clients of institutions with managed account programs that have been approved by the Adviser, subject to an aggregate minimum of $100 million.

Institutional Class shares are typically offered only through certain types of financial intermediaries and to certain institutional investors and individuals. Institutional Class shares are also offered directly, via each of the Funds’ transfer agents, and through financial intermediaries (including, but not limited to, broker-dealers, retirement plans, bank trust departments, and financial advisors). Such intermediaries may require payment from a Fund or its service providers for the provision of distribution, administrative or shareholder retention services. Institutional investors may include, but are not limited to, corporations, retirement plans, public plans and foundations/endowments.

Not all financial intermediaries offer all classes of shares. Each investor’s financial considerations are different. You should speak with your financial advisor to help you decide which share class is best for you. If your financial intermediary offers more than one class of shares, you should carefully consider which class of shares to purchase. Certain classes have higher expenses than other classes, which may lower the return on your investment.

The minimum investments in each Fund are set forth in the Prospectus.

Subsequent investments may be made at any time by mailing a check to the Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number).  Shareholders should be sure to write the Fund’s account number on the check.  Purchases of Fund shares (initial or subsequent) may not be made by third-party check.

Shares of a Fund may be purchased on any business day at the net asset value per share next determined after receipt of a purchase order.  Share certificates will not be issued.  Share purchase orders are effective on the date the Fund receives a completed Account Application Form (and other required documents) and federal funds become available.

Initial and subsequent investments may also be made by wire transfer.  Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

For a share purchase order for a Fund to become effective on a particular business day, prior to 4:00 p.m. (Eastern time):  (i) in the case of a wire transfer payment, a purchaser must call 1-844-680-6562 to inform the Transfer Agent of an incoming wire transfer; or (ii) in the case of payment by check or money order, a complete share purchase order must be actually received by the Transfer Agent, and, in either case, federal funds must be received by the Transfer Agent, on behalf of the Fund.  If federal funds are received by the Transfer Agent that same day, the order will be effective on that day.  If a Fund receives notification of a wire transfer or a complete share purchase order after 4:00 p.m. (Eastern time), or if federal funds are not received by the Transfer Agent, such purchase order shall be executed as of the date that federal funds are actually received.

The price of each Fund’s shares and the valuation of Fund assets are discussed below in “NET ASSET VALUE.”

Redemption of Shares

If the Board of Trustees determines that it is in the best interests of the remaining shareholders of a Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable.  A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.  However, each Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder.  Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind.  Redemption in kind is not as liquid as a cash redemption.

Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period:  (i) during which the NYSE is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE is restricted; or (iii) during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  Each Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Redemption Procedures.  A Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees.  Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption.  If notice of redemption is received on any business day, the redemption will be effective on the date of receipt.  Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt.  If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day.  The value of shares at the time of redemption may be more or less than the shareholder’s cost.

Redemption requests for shares recently purchased by check will be accepted only after a Fund has confirmed receipt of payment for the shares, which may take up to 10 days.

Note:  Under the 1940 Act, each Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or (iv) as otherwise permitted by the SEC or other regulatory authority. Each Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Exchanging Shares

If you have held your shares in a Fund for at least seven days, you may exchange those shares for shares (of a corresponding share class) of another Fund if such Fund is available for sale in your state and meets the investment criteria of the investor.

Any new account established through an exchange will be subject to all minimum requirements applicable to the shares acquired. The exchange privilege may only be exercised in those states where the class of shares being acquired legally may be sold. If you are an existing shareholder of any Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

An exchange between shares issued by different funds represents the taxable sale of shares from one Fund and the purchase of shares of the other Fund. This may produce a taxable gain or loss in your non-tax-qualified account.

For a Fund or Funds with multiple classes, you may also exchange between classes of a single Fund if you meet the shareholder investment and other requirements for the class into which you would like to exchange. Exchanges between classes of a single Fund are generally not considered a taxable transaction but tax reporting requirements may apply as described in “FEDERAL INCOME TAXES – Special Tax Considerations – Exchanges between Classes of a Single Fund.”

The exchange privilege may be modified or terminated upon sixty (60) days’ written notice to shareholders. Although initially there will be no limit on the number of times you may exercise the exchange privilege, each Fund reserves the right to impose such a limitation. Call or write the Funds for further details.

Shareholder Services Plan for Institutional Class Shares

Each Fund has adopted a non-Rule 12b-1 shareholder services plan (a “Services Plan”) for Institutional Class shares which authorize each Fund to compensate select financial intermediaries and Fund affiliates an aggregate fee in an amount not to annually exceed 0.15% of the average daily net asset value of the Institutional Class shares of each Fund attributable to, or held in the name of, the financial intermediary for its clients as compensation for maintaining customer accounts that hold Fund shares. The Service Plan fee is compensation for providing, some or all of the following services: (i) establishing and maintaining Fund shareholder accounts, (ii) aggregating, processing and transmitting Fund shareholder orders and instructions regarding accounts, (ii) processing dividend and other distribution payments from each Fund on behalf of shareholders, (iv) preparing reports or forms on behalf of shareholders, (v) forwarding communications from each Fund to shareholders, and (vi) providing such other similar services as applicable statutes, rules or regulations permit. None of the aforementioned services includes distribution related services or activities. Any amount of the Services Plan fees not paid during the Funds’ fiscal year for such services shall be reimbursed to the applicable Fund.

TRUSTEES AND OFFICERS

The business and affairs of the Funds are managed under the direction of the Trust’s Board of Trustees.  The Board approves all significant agreements between/among the Funds and the persons or companies that furnish services to the Funds, including agreements with each Fund’s distributor, Adviser, administrator, custodian and transfer agent.  The day-to-day operations of the Funds are delegated to the Adviser and the Funds’ administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

Independent Trustees

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	8	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).
Merrillyn J. Kosier, Birth year: 1959	Trustee	Ms. Kosier was appointed to the Board on November 17, 2021.	Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R. J. O’Brien & Associates (1982 - 1984). Most recently, Ms. Kosier joined the board of Miami Corporation Management, a multi-generation family office and family holding company (June 2023 - present). She is also Board and CEO Advisor to Bridgeway Capital Management, a U.S. asset manager specializing in statistically driven institutional investment strategies, mutual funds, and sub-advisory services (December 2023 - present).	8	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 - present).
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	8	Mr. Seese is a Director of the Alpha Alternative Assets Fund (September 2021 to Present), The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

Officers

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas Foss, Birth Year: 1977	President	President Since August 2022 Chief Compliance Officer from January 2018 -August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Director, Fund Compliance & Governance at SS&C ALPS. Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of Sound Point Meridian Capital, Inc; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jill McFate Birth year: 1978	Treasurer	Since December 2021	Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.
Theodore J. Uhl, Birth Year: 1974	Chief Compliance and Anti-Money Laundering Officer	Since August 2024	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also Chief Compliance Officer of Financial Investors Trust, GraniteShares ETF Trust, Accordant ODCE Index Fund, Axonic Funds and the SS&C Interval Fund Platform.
Camilla Nwokonko, Birth year: 1995	Secretary	Since October 2024	Ms. Nwokonko specializes in legal and regulatory matters in investment management, including regulatory compliance, corporate governance, and issues related to both registered and private funds. She holds a Juris Doctor from Marquette University Law School and a Bachelor of Science in Economics from Texas A&M University, providing her with a solid academic foundation. Prior to her current role, she gained valuable experience as an Associate Attorney at U.S. Bank Global Fund services—a global fund administrator, where she navigated complex regulatory frameworks. Ms. Nwokonko has also obtained experience through internships and roles at Northwestern Mutual and Oracle Corporation.

*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 8 series of the Trust.

Ward D. Armstrong- Through his experience as a senior officer of and board member of financial and other organizations, Mr. Armstrong contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience. Additional information regarding Mr. Armstrong’s principal occupations and other directorships held is presented in the chart above. Mr. Armstrong received a B.S. in Business Administration (Finance Emphasis) from the University of Minnesota, Carlson School of Management.

Merrillyn J. Kosier- Through her experience as a senior officer and trustee in the investment management industry, Ms. Kosier contributes her management and oversight experience to the Board. The Board also benefits from her experience as a board member of other organizations. She was selected to serve as a Trustee of the Trust based on her business acumen, regulatory and 40 Act funds knowledge, distribution and marketing/communications experience in the financial services arena. Additional information regarding Ms. Kosier’s principal occupations and other directorships held is presented in the chart above. Ms. Kosier is a graduate of Andrews University and earned an MBA from Loyola University Chicago.

Patrick Seese- Through his experience as a senior officer of and board member of financial and other organizations, Mr. Seese contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other organizations. He was selected to serve as a Trustee of the Trust based on his business, financial services and accounting experience. Additional information regarding Mr. Seese’s principal occupations and other directorships held is presented in the chart above. Mr. Seese is a graduate of the University of Colorado and earned an MBA from The University of Chicago Booth School of Business.  He is one of the founders of The Mile High Five Foundation (MH5), a charity dedicated to fund youth/health-related organizations.

None of the Independent Trustees own securities in Clarkston Capital Partners, LLC, the Funds’ investment adviser, or ALPS Distributors, Inc., the Funds’ principal underwriter, nor do they own securities in any entity directly controlling, controlled by, or under common control with these entities.

Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Funds rests with the Trustees.  The Trust has engaged the Adviser to manage the Funds on a day-to day basis.  The Board is responsible for overseeing the Adviser and other service providers in the operations of the Funds in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust.  The Board is currently composed of three members, all of whom are Independent Trustees.  The Board meets at regularly scheduled quarterly meetings each year.  In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings.  As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities.  The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Ward D. Armstrong, an Independent Trustee, to serve in the role of Chairman.  The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings.  The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually.  The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances.  These include the Trust’s series of Fund shares, each Fund’s single portfolio of assets, each Fund’s net assets and the services provided by the fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Funds and is addressed as part of various Board and Committee activities.  As part of its regular oversight of the Funds, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Funds’ Chief Compliance Officer, the Funds’ legal counsel and the independent registered public accounting firm for the Funds regarding risks faced by the Funds.  The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Funds’ performance.  The Board has appointed a Chief Compliance Officer to oversee the implementation and testing of the Funds’ compliance program and reports to the Board regarding compliance matters for the Funds and their principal service providers.  In addition, as part of the Board’s periodic review of the Funds’ advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Audit Committee.  The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter.  The Audit Committee members, each of whom are Independent Trustees, are: Ward D. Armstrong, Merrillyn J. Kosier and Patrick Seese.  The Audit Committee met three times during the fiscal year ended September 30, 2025.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are: Ward D. Armstrong, Merrillyn J. Kosier and Patrick Seese. The Nominating and Corporate Governance Committee of the Board met one time during the fiscal year ended September 30, 2025.

Independent Trustee Retirement Policy. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Funds’ Independent Trustee Retirement Policy (“Retirement Policy”), Independent Trustees are required to retire upon the end of the calendar year in which such Trustee attains age of 80. The Trustees review the Funds’ Retirement Policy from time to time and may make changes as deemed appropriate.

Shareholder Nominations.  The Board will consider shareholder nominees for Trustees.  All nominees must possess the appropriate characteristics, skills and experience for serving on the Board.  In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties.  All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS Series Trust, c/o Secretary, 1290 Broadway, Suite 1000, Denver, Colorado, 80203.

As of December 31, 2025, the dollar range of equity securities in the Fund beneficially owned by Trustees were as follows:

Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Ward Armstrong	None	None
Merrillyn J. Kosier	None	None
Patrick Seese	None	None

*	The Fund Complex currently consists of 8 series of the Trust.

Remuneration of Trustees. As of September 30, 2025, the Trustees of the Trust receive a quarterly retainer of $16,250, plus $5,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,875 and the Independent Chair receives a quarterly retainer of $4,250. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

For the fiscal year ended September 30, 2025, the Trustees received the following compensation:

Trustees	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
Ward D. Armstrong	$102,000	$0	$0	$102,000
J. Wayne Hutchens**	$85,000	$0	$0	$85,000
Merrillyn J. Kosier	$85,000	$0	$0	$85,000
Patrick Seese	$92,500	$0	$0	$92,500

*	The Fund Complex currently consists of 8 series of the Trust.
**	J. Wayne Hutchens resigned as a Trustee of the Trust effective after the close of business on November 20, 2025.

No officer, trustee or employee of the Adviser or any of its affiliates receives any compensation from the Funds for serving as an officer or trustee of the Funds.

INVESTMENT MANAGER

Clarkston Capital Partners, LLC (the “Adviser”), subject to the authority of the Board of Trustees, furnishes continuing investment supervision to the Funds and is responsible for the management of each Fund’s portfolio.

Founded in 2007, the Adviser is an independent investment management firm with a “Quality Value” investment philosophy. As of September 30, 2025, the Adviser had approximately $5.8 billion in assets under management.

The Adviser’s principal address is 303 E. Third Street, Suite 110, Rochester, Michigan, 48307.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) with the Adviser, each Fund pays the Adviser an annual management fee as set out below based on each Fund’s average daily net assets.

Fund	Management Fee
Clarkston Partners Fund	0.80%
Clarkston Fund	0.50%
Clarkston Founders Fund	0.75%

The management fee is paid on a monthly basis. The initial term of the Advisory Agreement was two years. The Board may extend the Advisory Agreement for additional one-year terms. The Board and shareholders of the Funds may terminate the Advisory Agreement upon thirty (30) days’ written notice and the Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice.

The Adviser has contractually agreed to limit the amount of each Fund’s Total Annual Fund Operating Expenses (excluding shareholder servicing fees, brokerage expenses, interest expenses, acquired fund fees and expenses, taxes and extraordinary expenses) to an annual rate as set out below.

Fund	Contractual Fee Waiver
Clarkston Partners Fund	0.85%
Clarkston Fund	0.55%
Clarkston Founders Fund	0.80%

This agreement is in effect through at least January 31, 2027, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. The Adviser will be permitted to recover, on a class-by-class basis, expenses it has borne subsequent to the effective date of the agreement described above (whether through reduction of its management fee or otherwise) only to the extent that a Fund’s expenses in later periods do not exceed the lesser of: (1) the contractual expense limit in effect at the time the Adviser waives or limits the expenses; or (2) the contractual expense limit in effect at the time the Adviser seeks to recover the expenses; provided, however, that the Funds will not be obligated to pay any such deferred fees or expenses more than three years after the date on which the fee or expense was reduced.

	Year Ended September 30, 2025	For the Fiscal Year Ended September 30, 2024	For the Fiscal Year Ended September 30, 2023
Clarkston Partners Fund
Gross Advisory Fees	$8,442,281	$10,235,478	$11,521,087
Waiver of Advisory Fees	($389,553)	($355,350)	($367,576)
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$8,052,728	$9,880,128	$11,153,511
Clarkston Fund
Gross Advisory Fees	$893,150	$728,076	$610,890
Waiver of Advisory Fees	($142,560)	($137,800)	($102,951)
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$750,590	$590,276	$507,939
Clarkston Founders Fund
Gross Advisory Fees	$5,849,350	$5,292,503	$4,777,786
Waiver of Advisory Fees	($254,651)	($257,443)	($135,534)
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$5,594,699	$5,035,060	$4,642,252

The Adviser makes revenue sharing payments as incentives to certain financial intermediaries and financial professionals to promote, solicit and sell shares of the Clarkston Funds. The Adviser, out of its own resources, makes payments for distribution and/or shareholder servicing activities for the Clarkston Funds and makes payments to financial professionals and financial intermediaries for marketing, promotional or related expenses applicable to the Clarkston Funds and/or access to sales meetings, sales representatives and management representatives of the intermediary. The amount of these payments is generally determined by the Adviser; however, in some circumstances, the Adviser has agreed to pay out of its own resources fees to financial intermediaries for sub-accounting services provided to the Clarkston Funds to the extent such fees exceed the maximum shareholder services fee allowable by a Clarkston Fund. These types of payments create an incentive for a financial professional or a financial intermediary, its employees or associated persons to recommend or offer shares of the Clarkston Funds rather than shares of another mutual fund. To the extent that these payments result in increased assets in the Clarkston Funds, the Adviser will benefit because the Adviser receives advisory fees from the Clarkston Funds based on the Funds’ assets and higher asset levels in the Funds can enhance the Funds’ marketability.

DISTRIBUTOR

Shares of each Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the Distributor and the Trust on behalf of the Funds.  The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics under Rule 17j-1 of the 1940 Act.  These codes of ethics permit the personnel of these entities to invest in securities, including securities that a Fund may purchase or hold.  The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Trust on behalf of the Funds currently employs ALPS Fund Services, Inc. (an affiliate of the Distributor) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Funds.

The table below shows the administrative fees earned by ALPS for the fiscal year indicated below:

	For the Fiscal Year Ended September 30, 2025	For the Fiscal Year Ended September 30, 2024	For the Fiscal Year Ended September 30, 2023
Clarkston Partners Fund	$447,437	$529,049	$575,274
Clarkston Fund	$88,467	$73,274	$60,312
Clarkston Founders Fund	$334,810	$297,885	$266,684

PROXY VOTING POLICIES AND PROCEDURES

Although individual Board members may not agree with particular policies or votes by the Adviser, the Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B is the Trust’s Proxy Voting Policies and Procedures and a summary of the Adviser’s proxy voting policies that the Adviser uses to determine how to vote proxies relating to portfolio securities, including the procedures that the Adviser uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the Adviser or any affiliated person of a Fund or the Adviser, on the other.  Appendix B provides a general indication as to how the Adviser will vote proxies relating to portfolio securities on each issue listed.  However, Appendix B does not address all potential voting issues or the intricacies that may surround individual proxy votes.  For that reason, there may be instances in which votes may vary from the Trust’s and the Adviser’s Proxy Voting Policies and Procedures.  Notwithstanding the foregoing, the Adviser always endeavors to vote proxies relating to portfolio securities in accordance with the Funds’ investment objectives. Information on how a Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (i) upon request, by calling 1-844-680-6562 or sending a request to Info@clarkstoncapital.com and (ii) on the SEC’s website at http://www.sec.gov.

PRINCIPAL SHAREHOLDERS

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of each class of the Funds and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of a class of a Fund are not the beneficial owners of such Shares, unless otherwise indicated.

A shareholder who owns beneficially 25% or more of the outstanding securities of a Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

As of December 31, 2025, the following shareholders owned 5% or more of the outstanding shares of a class of the Funds as listed below:

Fund	Shareholder Name	Address	Percentage of Interest	Type of Ownership
Clarkston Founders Fund - Founders Class	BROWN BROTHERS HARRIMAN & CO	50 POST OFFICE SQ BOSTON, MA 02110	98.56%	Trust Dealer
Clarkston Founders Fund - Institutional Class	CHARLES SCHWAB & CO., INC.	211 MAIN ST SAN FRANSCISCO, CA 94105	65.16%	Dealer
Clarkston Founders Fund - Institutional Class	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	25.47%	Dealer
Clarkston Fund - Institutional Class	CHARLES SCHWAB & CO., INC.	211 MAIN ST SAN FRANSCISCO, CA 94105	76.18%	Dealer
Clarkston Fund - Institutional Class	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	19.28%	Dealer
Clarkston Partners Fund - Founders Class	BROWN BROTHERS HARRIMAN & CO	50 POST OFFICE SQ BOSTON, MA 02110	97.97%	Trust Dealer
Clarkston Partners Fund – Institutional Class	CHARLES SCHWAB & CO., INC.	211 MAIN ST SAN FRANSCISCO, CA 94105	48.20%	Dealer
Clarkston Partners Fund – Institutional Class	NATIONAL FINANCIAL SERVICES, LLC	82 DEVONSHIRE ST MAIL ZONE ZE7F BOSTON, MA 02109	31.17%	Dealer

As of December 31, 2025, the officers and Trustees of the Trust owned less than 1% of any class of the outstanding shares of the Funds.

EXPENSES

The Funds’ expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers or employees of the Funds’ service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses.  The Funds also pay for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGER

The following sections set forth certain additional information with respect to the portfolio manager for each Fund.  Unless noted otherwise, all information is provided as of September 30, 2025.

Other Accounts Managed by Portfolio Manager

The table below identifies as of September 30, 2025, the number of accounts (other than the Funds with respect to which information is provided) for which the Funds’ portfolio managers have day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number	Total Assets (in millions)	Number	Total Assets (in millions)*	Number*	Total Assets (in millions)*
Jeffrey A. Hakala	0	N/A	3	$972.0	132	$904.6
Gerald W. Hakala	0	N/A	3	$972.0	122	$892.5

*	If an account was managed by a team, the total number of accounts and assets have been allocated to each respective team member. Therefore, some accounts and assets have been counted more than once.

Portfolio Manager Compensation

The Adviser’s compensation program is based upon a combination of salaries and bonuses. Each portfolio manager receives a salary and is eligible for a bonus.  The bonus pool is based entirely on the firm’s success.  100% of each individual’s bonus is subjective and based on adherence to investment philosophy and contribution to the firm’s success.  The Adviser does not compensate based on portfolio performance and does not pay commissions on new business.

Potential Conflicts of Interest with Other Accounts

Potential conflicts of interest may arise when a fund’s portfolio managers have day-to-day management responsibilities with respect to one or more other Funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Adviser and the Funds have adopted compliance policies and procedures that are designed to mitigate various conflicts of interest that may arise for the Adviser and the individuals that it employs.  For example, the Adviser’s Code of Ethics requires employees to place the Adviser’s clients’ interests ahead of the employee’s own interests.  The Adviser has also adopted trade aggregation and allocation procedures that are designed to facilitate the allocation of investment opportunities among multiple client accounts.  There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.  These potential conflicts include:

Allocation of Limited Time and Attention.  A portfolio manager who is responsible for managing multiple Funds and/or accounts may devote unequal time and attention to the management of those Funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if the portfolio manager were to devote substantially more attention to the management of a single Fund.  The effects of this potential conflict may be more pronounced where Funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.  If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple Funds and/or accounts, the opportunity may be allocated among these several Funds or accounts, which may limit a Fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.  At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the Funds and/or accounts for which the portfolio manager exercises investment responsibility, or may decide that certain of the Funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more Funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other Funds and/or accounts.

Selection of Brokers/Dealers.  Portfolio managers select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available.  These services may be more beneficial to certain Funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the Funds, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the Funds and/or accounts that they manage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the Funds and/or accounts that the portfolio manager manages.  If the structure of the investment adviser’s management fee and/or the portfolio manager’s compensation differs among Funds and/or accounts (such as where certain Funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain Funds and/or accounts over others. The portfolio manager might be motivated to favor Funds and/or accounts in which they have an interest or in which the investment adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those Funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The Adviser or its affiliates may provide more or different services for some types of Funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of Funds and/or accounts that provide greater overall returns to the Adviser and its affiliates.

Personal and Proprietary Accounts. A conflict of interest may arise when a portfolio manager manages personal accounts for the portfolio manager or their immediate family members or proprietary accounts for the Adviser, its affiliates or related persons. When making investment decisions and in allocating investment opportunities, the portfolio manager could have an incentive to favor personal and proprietary accounts over other client accounts in trade execution or investment allocation. A portfolio manager may buy, hold or sell securities for themselves that the portfolio manager or the Adviser recommends or buys, holds or sells for other Funds and/or accounts. A portfolio manager may engage in a transaction in a security in a personal or proprietary account at or around the same time as the portfolio manager or the Adviser buys or sells that same security for clients’ accounts. In addition, a portfolio manager may buy, hold or sell for themselves securities issued by the Adviser’s clients. The prices or terms on which a portfolio manager or the Adviser invest could be more favorable than the prices or terms on which other Funds and/or accounts may subsequently invest or previously have invested in such securities.

Outside Relationships. A portfolio manager may buy, hold or sell for Funds and/or accounts securities issued by other clients or vendors. Investments in securities issued by a client create a conflict of interest because they provide a portfolio manager an incentive to favor one or more accounts, as applicable, over other Funds and/or accounts, when, for example, placing trades, aggregating orders, allocating limited opportunity investments, as applicable, or negotiating fees. A portfolio manager may make investments in securities issued by companies that provide goods or services to the Investment Adviser or the funds. In the course of obtaining goods or services from these companies, the Adviser could obtain material, nonpublic or other confidential information that, if disclosed, might affect an investor’s decision to buy, sell or hold the company’s securities. Under applicable law, the Adviser and its employees cannot improperly disclose or use any such information for their personal benefit or for the benefit of any other person, including clients of the Adviser. If the Adviser or any of its employees obtains nonpublic or other confidential information about any issuer, the Adviser will have no obligation to disclose the information to a client or use it for the funds’ benefit. A portfolio manager may manage accounts for clients with whom it has relationships other than the Adviser’s investment advisory relationship (“outside relationship”). A conflict of interest may arise when the portfolio manager has an outside relationship with a client because the portfolio manager could have an incentive to treat accounts with whom it has an outside relationship more favorably than Funds and/or accounts with which it does not have an outside relationship.

Ownership of Securities

The table below identifies ownership of Fund securities by each Portfolio Manager as of September 30, 2025.

Portfolio Manager	Dollar Range of Ownership of Securities
	Clarkston Partners Fund	Clarkston Fund	Clarkston Founders Fund
Jeffrey A. Hakala	Over $1,000,000	Over $1,000,000	Over $1,000,000
Gerald W. Hakala	Over $1,000,000	Over $1,000,000	Over $1,000,000

NET ASSET VALUE

The following is a description of the procedures used by the Funds in valuing its assets.  For the purpose of pricing purchase and redemption orders, the net asset value per share of each Fund is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time).  A Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges for which market quotations are available are valued at the official closing price. If there is no official closing price, the valuation designee values securities are valued at the mean of the last bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by the valuation designee. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the valuation designee, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the valuation designee. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.

FEDERAL INCOME TAXES

This section provides additional information concerning U.S. federal income taxes.  It is based on the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, possibly with retroactive effect.  The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in a Fund may vary depending upon the shareholder’s particular situation.  This discussion only applies to shareholders who are U.S. persons.  For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (i.e., entities classified as corporations for U.S. tax purposes that are organized under the laws of the United States or any state), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person.

Except where otherwise noted, this discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt entities, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, and traders in securities that elect to mark-to-market their securities holdings, , (vi) shareholders holding shares as part of a hedge, straddle or conversion transaction, (vii) shareholders who are subject to either the U.S. federal alternative minimum tax or the U.S. federal corporate minimum tax, (viii) insurance companies and (ix) shareholders that are pass-through entities.

If a pass-through entity (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of an owner in the pass-through entity will generally depend upon the status of the owner and the activities of the pass-through entity.  Owners of pass-through entities that are considering the purchase of shares should consult their tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Funds have not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below.  The IRS could adopt positions contrary to those discussed below and such positions could be sustained.  In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Funds.  Prospective shareholders are urged to consult with their tax advisers as to the particular U.S. federal tax consequences to them of an investment in a Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is the policy of the Clarkston Fund, the Clarkston Partners Fund, and the Clarkston Founders Fund to distribute annually to shareholders as “ordinary income dividends” substantially all of their investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses). It is the policy of all of the Funds to distribute annually the excess of net long-term capital gains over net short-term capital losses, if any, after offsetting any capital loss carryovers, as “capital gains dividends.”

Ordinary income dividends and capital gain distributions are payable as of the close of the Exchange on the record date for each dividend or distribution.  Shareholders may elect to re-invest their ordinary income dividends or capital gain distributions, or both.  The election may be made at any time by submitting a written request directly to a Fund.  In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice.  If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested.  No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

Taxation of the Funds

Each Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code.  Each Fund also intends to be treated as a separate entity for federal income tax purposes. The provisions of the Code applicable to regulated investment companies are expected to apply separately to each Fund even though each Fund is a series of the Trust. Furthermore, each Fund will separately determine its income, gain, losses and expenses for federal income tax purposes. This discussion assumes that each Fund will qualify under Subchapter M of the Code as a regulated investment company and will satisfy distribution requirements for taxation as a regulated investment company (as described below), although there can be no assurance that these assumptions will be correct.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of a Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of a Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which a Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto.  For purposes of meeting the diversification requirement described in (ii) above, in the case of each Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which each Fund may invest in some investments.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to Treasury Regulations that may be promulgated in the future.  For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company.  However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives less than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income.  In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.  Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

To the extent that it qualifies for treatment as a regulated investment company, a Fund will not be subject to U.S. federal income tax on income distributed to its shareholders in a timely manner in the form of dividends (including capital gain dividends, defined below).  In certain situations, a Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying the Fund-level tax and, in the case of diversification failures, disposing of certain assets.  If a Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income or in some cases qualified dividend income.  To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, a Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions, which may be taxed to shareholders as either ordinary income or qualified dividend income.  In addition, if a Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is, any net long-term capital gains in excess of net short-term capital losses) properly reported by a Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. Each Fund intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryforwards, in a taxable year. If a Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-back dividends”). Spill-back dividends are taxed to shareholders in the year in which they are received.

If a Fund retains any net capital gain, the Fund will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any.  For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of a Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year.  In addition, the excess (if any) of a Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year. Unused capital losses realized by a Fund in a taxable year may be carried forward to future taxable years indefinitely until they can be used to offset capital gains.

A Fund may be limited under Code Section 382 in its ability to offset its taxable income by capital loss carryforwards and net unrealized built-in losses after an “ownership change” of the Fund. The term “net unrealized built-in loss” refers to the excess, if any, of a Fund’s aggregate adjusted basis in its assets immediately before an ownership change, over the fair market value of such assets at such time, subject to a de minimis rule. A Fund would experience an ownership change under Code Section 382 if and when 5-percent shareholders of the Fund increase their ownership by more than 50 percentage points in the aggregate over their respective lowest percentage ownership of the Fund’s shares in a 3-year period. Under Code Section 382, if a Fund experiences an ownership change, the Fund may use its pre-change tax capital loss carryforwards and net unrealized built-in losses in a year after the ownership change generally only up to the product of the fair market value of the Fund’s equity immediately before the ownership change and a certain interest rate published monthly by the U.S. Treasury known as the applicable long-term tax-exempt rate. The foregoing limitation on the use of pre-ownership change net unrealized built-in losses only applies for a period of five years after the ownership change, while the foregoing limitation on the use of pre-ownership change capital loss carryforwards lasts indefinitely.

If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, distributions of amounts of capital gains offset by carried-forward capital losses are generally treated as return of capital distributions to shareholders. The Funds cannot carry back or carry forward any net operating losses. As of the fiscal year ended September 30, 2025, the Clarkston Partners Fund and the Clarkston Fund, had no accumulated capital loss carryforwards. As of the fiscal year ended September 30, 2025, the Clarkston Founders Fund had accumulated short-term and long-term capital loss carryforwards of $1,477,815 and $5,292,528, respectively.

A Fund may elect to treat any post-October capital loss (defined as the Fund’s net capital loss, net long-term capital loss, or net short-term capital loss, as applicable, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If a Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year (taking into account certain deferrals and elections) and 98.2% of its net capital gain income for the one-year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts.  For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year.  For purposes of the excise tax, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.

Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, each Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by a Fund).

Equalization Accounting

Each Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, a Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares. This method would allow a Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders. However, the IRS has not expressly authorized the particular equalization methods that a Fund may use, and a Fund’s use of an equalization method may be subject to IRS scrutiny If the IRS determines that a Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for a Fund that is a personal holding company for federal income tax purposes.

Personal Holding Company

A Fund that is a “personal holding company” and that fails to distribute (or to be treated as distributing) all of its investment company taxable income may also be subject to a 20% nondeductible tax on its “undistributed personal holding company income.” A Fund would generally be a personal holding company for a taxable year if five or fewer individuals own more than 50% of its outstanding shares at any time in the last half of the taxable year. The term “individual” for this purpose includes private foundations and certain trusts. The Funds do not expect to be subject to the tax on undistributed personal holding company income, although there can be no assurance that this will never occur.

Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of a Fund’s current or accumulated “earnings and profits.”  Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned the shareholder’s shares.  Distributions of net capital gains from the sale of investments that a Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains.  Generally, distributions of gains from the sale of investments that a Fund owned for one year or less will be taxable as ordinary income.  The maximum long-term capital gain rate applicable to individuals is generally 20%.

A Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain (assuming certain holding period requirements are satisfied), which (for this purpose) is 20%, in addition to the 3.8% Medicare tax discussed below.  Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from a Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund (with respect to the dividend paying corporation’s stock) and its shareholders (with respect to the Fund’s shares).

If 95% or more of a Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they satisfy certain holding period requirements with respect to their Fund shares. If less than 95% of a Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported as such in a timely manner will be so treated in the hands of individual shareholders. Portions of a Fund’s distributions may be derived from qualified dividend income.

Distributions of earnings and gains are taxable to shareholders even if such distributions are paid from income or gains earned by a Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid), and whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, reported by a Fund as “exempt-interest dividends,” a designation which the Funds do not expect to make).  Any gain resulting from the sale or redemption of Fund shares generally will be taxable as capital gains.  Distributions declared and payable by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

An additional 3.8% Medicare tax will be imposed on certain net investment income of U.S. individuals, estates and certain trusts to the extent that their gross income, as adjusted, exceeds a threshold amount. Net investment income for this purpose includes dividend income and capital gain distributions received with respect to shares of a Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income also includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income is reduced by deductions properly allocable to such income.

Dividends received by corporate shareholders that are reported by a Fund in a written statement furnished to shareholders may qualify for a 50% dividends received deduction with respect to qualifying dividends received by a Fund from domestic corporations and with respect to that portion (if any) of interest paid or accrued on certain high yield discount obligations owned by the Fund that is treated as dividends, so long as (in either case) certain holding period requirements are met by the Fund (with respect to the dividend paying corporation’s stock) and a corporate shareholder (with respect to the Fund’s shares) and certain other conditions are satisfied.

A portion of the interest paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer. If a portion of the interest paid or accrued on certain high-yield discount obligations is not deductible, that portion will be treated as a dividend for purposes of the corporate dividends-received deduction if certain requirements are met and may be eligible for the dividends-received deduction to the extent of the dividend portion of such interest.

Section 163(j) of the Code generally limits the deductibility of business interest to the sum of the taxpayer’s business interest income and 30% of its adjusted taxable income. Certain small businesses are exempt from such limitations. If a Fund, as a regulated investment company, earns business interest income, the Fund would be permitted to pay Code Section 163(j) interest dividends to its shareholders. A shareholder that receives a Code Section 163(j) interest dividend generally may treat the dividend as interest income for purposes of Code Section 163(j) if certain holding period requirements are met. Generally, the shareholder must have held the fund shares for more than 180 days during the 361-day window beginning 180 days before the ex-dividend date, and the shareholder must not be obligated (under a short sale or otherwise) to make related payments with respect to substantially similar or related property.

If a Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in the shareholder’s shares, and thereafter as capital gain.  A return of capital is generally not taxable, but it reduces a shareholder’s basis in the shareholder’s shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss equal to the difference between the amount received for the shares (or deemed received in the case of an exchange of shares issued by different Funds) and the shareholder’s tax basis in the shares.  In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year.  Otherwise, such gain or loss will be treated as short-term capital gain or loss.  However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the same Fund or other substantially identical securities are purchased within 30 days before or after the disposition.  In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Funds.

Non-U.S. Taxes

Investments in non-U.S. securities may cause a Fund to be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio.  If at the close of its taxable year more than 50% of the value of a Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons (including U.S. corporations) to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code.  If a Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid.  A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by a Fund would also be subject to certain holding period and other limitations imposed by the Code.

If a Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Funds do not anticipate that they will be eligible for the elections discussed in this section.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders.  Certain foreign currency contracts may be subject to Code Section 1256, with the result that such contracts generally must be “marked to market” annually, and gains and losses with respect to such contracts would generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. See “Options and Other Financial Products”, below. Certain of a Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income.  This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Passive Foreign Investment Companies

A Fund may own shares in foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a Fund may elect to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years.

If a Fund makes the mark-to-market election, a Fund could potentially mitigate certain adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize ordinary income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. A Fund may have to distribute this “phantom” income and gain to satisfy the distribution requirement and to avoid imposition of the excise tax described above.

Alternatively, a Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund must include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC.  As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement.  Amounts included in income under a QEF election will be qualifying income for a regulated investment company if (i) such earnings are distributed in the taxable year in which they are included; or (ii) derived with respect to the Fund’s business of investing in stock, securities, or currencies. In order to make a QEF election, the Fund must obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.  Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividend are not eligible to be treated as qualified dividend income.

If a Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election or a QEF election, the Fund may be subject to U.S. federal income tax and an interest charge on distributions with respect to such shares, or gain from the disposition of such shares, under punitive tax rules applicable to so-called “excess distributions” from PFICs, even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Controlled Foreign Corporations

A Fund may invest in entities classified as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned, directly or constructively, by U.S. persons each of whom own, directly or constructively, 10% or more of the stock of the foreign corporation by vote or by value (“U.S. shareholders”). If a Fund is a U.S. shareholder with respect to a CFC, the Fund generally must annually include in income its allocable share of the CFC’s (i) “subpart F income” and (ii) net CFC tested income”, both as defined by the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Amounts included in gross income by a Fund as subpart F income of a CFC are qualifying income for a regulated investment company under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies. Net CFC tested income included in gross income is treated in the same manner as subpart F income for various purposes of the Code except as provided in future rules issued by the Treasury Department.

Options and Other Financial Products

A Fund’s investments in derivatives including options, hedging transactions, future contracts, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, result in the recognition of short-term capital gain, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses.  These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Certain positions undertaken by a Fund may constitute “straddles” for U.S. federal income tax purposes.  The straddle rules may affect the character of gains or losses realized by a Fund.  Losses realized by a Fund that are part of a straddle may be deferred beyond the point in time that they are realized.  The straddle rules, if applicable, could increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders.  Certain tax elections that a Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

A Fund may make short sales of securities. Short sales may increase the amount of short-term capital gains realized by the Fund, which is taxed as ordinary income to the shareholders when distributed. Short sales may also constitute part of “constructive sales,” which would result in taxable income before the short-sale positions are terminated.

Certain of a Fund’s hedging activities including its transactions in options and foreign currencies, are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders.

Rules governing the tax aspects of notional principal contracts in which a Fund may invest are not clear in various respects.  As a result, the IRS could challenge a Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of a Fund as a regulated investment company.

When a Fund sells a put or call option, the premium received generally is not included in income at the time of receipt.  If the option expires, the premium is generally included in income of the Fund as short-term capital gain.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss.  If a call option written by a Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security.  With respect to a put or call option that is purchased by a Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The sale by a Fund of a covered call option may result in the suspension of the fund’s holding period in the underlying security unless the call option is a “qualified covered call option”. Suspension of the holding period may result in short-term capital gains, taxable to fund shareholders at ordinary income rates, when the holder exercises the option, and may disqualify dividends issued on the underlying securities from being taxed to individual shareholders of the fund and other non-corporate shareholders as qualified dividends at rates applicable to long-term capital gains. A qualified covered call option is a covered call option that has a term of more than 30 days when issued, is not deeply in the money (as defined) when issued and satisfies certain other conditions.

Some of the Funds’ investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.”  With certain exceptions, gains or losses attributable to section 1256 contracts generally are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”).  Section 1256 contracts held by a Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.  Investors should consult their own tax advisers in this regard.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, a Fund may be required to limit the extent to which it invests in such investments and it is also possible that the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

Securities Issued or Purchased at a Discount

A Fund may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Under long-standing tax rules, a taxpayer that acquires an obligation with original issue discount generally must include the original issue discount in income on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations owned by a Fund that have original issue discount may include investments in payment-in-kind securities, and certain other obligations. Obligations with original issue discount owned by a Fund will give rise to income that the Fund will be required to distribute even though the Fund does not receive an interest payment in cash on the obligation during the year and may never receive such payment. In order to generate sufficient cash to make the required distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. A Fund may realize gains or losses from such sales. If a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by a Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of the bond at maturity over the basis of the bond immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

High-Risk Securities

The Funds may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by a Fund if it invests in such securities in order to seek to ensure that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

Exchanges between Classes of a Single Fund

Exchanges of shares between classes of a single Fund, to the extent permitted by the Fund’s prospectus, are generally not taxable transactions. Certain “significant holders” of a Fund within the meaning of Treasury Regulation Section 1.368-3(c)(1) will be required to include in their federal income tax returns for the year of the exchange of one class of stock for another the information identified in Treasury Regulation Section 1.368-3(b). The term “significant holders” refers to shareholders of a Fund who own at least one percent (by vote or value) of the total outstanding shares of the Fund, as well as shareholders who own shares of the Fund (immediately before the exchange in question) having a tax basis of at least $1 million.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who (i) fails to properly furnish a Fund with a correct taxpayer identification number (TIN), (ii) is identified by the IRS as otherwise subject to backup withholding, or (iii) has not certified that the shareholder is a U.S. person.  The backup withholding tax rate is currently 24%.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that the shareholder has failed to report interest or dividends may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Funds (or their administrative agents) must report to the IRS and furnish to fund shareholders the cost basis for fund shares purchased on or after January 1, 2012 (“covered shares”), when such shares are subsequently redeemed, exchanged or otherwise sold and whether these shares had a short-term or long-term holding period. The Funds must report gross proceeds from the sale of all Fund shares (whether or not they are covered shares).

Fund shareholders may elect from among several IRS-accepted cost basis methods to calculate the cost basis of their covered shares. In the absence of such an election, a Fund will use its default cost basis method. Once a Fund shareholder has elected a cost basis reporting method, the election will apply to all future transactions in covered shares, unless the shareholder revokes or changes the standing election. The cost basis method elected or applied may generally not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Reportable Transactions

If an individual shareholder recognizes a loss with respect to Fund shares of $2 million or more, or a corporate shareholder recognizes a loss of $10 million or more, in any single taxable year (or twice such amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886.   A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties.  The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper.

Withholding on Shares Held Through Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), special withholding rules apply when U.S. persons hold investments in the Funds through foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”). FFIs and FFEs that are shareholders of a Fund may be subject to a 30% withholding tax on certain distributions paid by the Funds.  The FATCA withholding tax generally may be avoided on payments to an: (a) FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and satisfies certain withholding requirements, and (b) NFFE, if it: (i) certifies that is has no substantial U.S. persons as owners or (ii) reports information relating to them to the withholding agent (which may be the Fund).  The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA.  An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury Regulations.

An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements.  The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS.  An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

A NFFE that is the beneficial owner of a payment from a Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner.  The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Shares held through such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury Regulations, IGAs, and other guidance regarding FATCA.  An FFI or NFFE that invests in a Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding.  The certification requirements imposed by FATCA are in addition to the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules not described in this discussion apply to investments through defined contribution plans and other tax-qualified plans, as well as investments by tax-exempt entities.  Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans or by such entities and the precise effect that investment in a Fund would have on their particular tax situation.

A type of savings account called “Trump Accounts” were introduced into the Code in 2025 as a type of individual retirement account for children.  Until the beginning of the first calendar year in which the account beneficiary attains the age of 18, a Trump Account can invest only in “eligible investments” which include only investments in mutual funds or exchange traded funds that track the returns of certain types of equity indexes.  The Funds do not expect to qualify as an eligible investment for Trump accounts and investors will not be eligible to invest a Trump Account in a Fund before the first calendar year in which the account beneficiary reaches the age of 18.

The foregoing discussion relates solely to U.S. federal income tax law.  Dividends and distributions also may be subject to state and local taxes.  Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes.  Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of a Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty and the potential applicability of the U.S. estate tax).

The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect.  For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations.  The Code and Treasury Regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on January 12, 2012 and consists of multiple separate portfolios or series.  The Board may establish additional series in the future.  The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

The Trust is anticipated to consist of multiple separate portfolios or series.  When certain matters affect one Fund but not another, the shareholders would vote as a Fund regarding such matters.  Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the Fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate.  For example, a change in a Fund’s fundamental investment policies would be voted upon only by shareholders of the Fund.  Additionally, approvals of Investment Advisory Contracts are matters to be determined separately by the Fund.

Approval by the shareholders of one Fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other Fund to approve the proposal as to that Fund.  The term “majority,” when referring to approvals to be obtained from shareholders of a Fund means the vote of the lesser of (i) 67% of the shares of the Fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the Fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the Fund.  The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares.  Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a Fund’s shareholders and does not intend to do so.  However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.  The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of a Fund represents an equal proportional interest in the Fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to a fund as are declared in the discretion of the Trustees.  In the event of the liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights.  All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series.  However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees.  The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

OTHER INFORMATION ABOUT THE FUNDS

Custodian.  U.S. Bank, N. A., located at 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212 serves as the custodian for the Funds.  As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities in book-entry form belonging to the Funds.  Upon instruction, the Custodian receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities.  The Custodian also maintains certain accounts and records of the Funds.  Sub-custodians provide custodial services for any foreign assets held outside of the United States.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Funds.  As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Funds; (ii) make dividend and other distributions to shareholders of the Funds; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Funds, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports and (vi) maintain shareholder accounts.  Under the Transfer Agency and Service Agreement, ALPS receives from the Trust on behalf of the Funds an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses.  As described above, ALPS is an affiliate of the Distributor.

Independent Registered Public Accounting Firm.  Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Trust. Its services include auditing the Funds' financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Counsel.  Davis Graham & Stubbs LLP serves as counsel to the Trust and is located at 3400 Walnut Street, Suite 700, Denver, Colorado 80205. Thompson Hine LLP serves as counsel to the Independent Trustees and is located at 41 South High Street, Columbus, Ohio 43215.

PERFORMANCE INFORMATION

Yield and Total Return.  A Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

A Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund.  These factors, possible differences in the methods used in calculating yield, and the tax-exempt status of distributions, should be considered when comparing a Fund’s yield to yields published for other investment companies and other investment vehicles.  Yield should also be considered relative to changes in the value of a Fund’s shares and to the relative risks associated with the investment objectives and policies of a Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

Investors in a Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary.  An investor’s focus on the yield of a Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Funds for the fiscal year ended September 30, 2025, and the report of Cohen & Company, Ltd., the Funds’ independent registered public accounting firm, is incorporated herein by reference to the Funds’ Annual Report for the fiscal year ended September 30, 2025. The Funds’ Annual Report is available at no charge by writing or telephoning the Funds at the address or number on the front page of this Statement of Additional Information.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

A Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly.  In determining a Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities.  A Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria.  Reference to an overall average quality rating for a Fund does not mean that all securities held by the Fund will be rated in that category or higher.  A Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality).  The percentage of a Fund’s assets invested in securities in a particular rating category will vary.  Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa:  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa:  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A:  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa:  Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba:  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B:  Bonds which are rated B generally lack characteristics of a desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

A-1

Caa:  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca:  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C:  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year.  Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated.  Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits.  Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located.  When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination.  In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation.  Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system.  The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations.  These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1:  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

A-2

PRIME-2:  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

PRIME-3:  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

NOT PRIME:  Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs).  It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.  The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information.  Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term.  Short-term ratings are generally assigned to those obligations considered short term in the relevant market.  In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper.  Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations.  The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.  Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment; capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; nature of and provisions of the obligation; and protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)  Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

A-3

Corporate and Municipal Bond Ratings

Investment-grade

AAA:  An obligation rated AAA has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA:  An obligation rated ‘AA’ differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A:  An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB:  An obligation rated ‘BBS’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal.  BB indicates the least degree of speculation and C the highest.  While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB:  An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B:  An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC:  An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC:  An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C:  A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment.  The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.  A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D:  An obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A-4

Plus (+) or Minus (–):  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings:  The letter “p” indicates that the rating is provisional.  A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project.  This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.  The investor should exercise his own judgment with respect to such likelihood and risk.

r:  This symbol is attached to the ratings of instruments with significant noncredit risks.  It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.  Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.:  This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues.  The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days.  Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest.  These categories are as follows:

A-1:  A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2:  A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3:  A short-term obligation rated ‘A-3’ exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B:  A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

A-5

C:  A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D:  A short-term obligation rated ‘D’ is in payment default.  The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor.  The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable.  Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information.  The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc.

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations.  Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested.  Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred.  Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default.  For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability.  Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis.  Securities, however, are rated taking into consideration probability of default and loss given default.  As a result, for entities such as corporations, security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay.  While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings that are complementary to the credit ratings.

A-6

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer.  Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings.  When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR).  The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations.  When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality.  ‘AAA’ ratings denote the lowest expectation of credit risk.  They are assigned only in case of exceptionally strong capacity for payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality.  ‘AA’ ratings denote expectations of very low credit risk.  They indicate very strong capacity for payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality.  ‘A’ ratings denote expectations of low credit risk.  The capacity for payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality.  ‘BBB’ ratings indicate that there is currently expectations of low credit risk.  The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

A-7

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries.  Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery.  Differences in credit quality may be denoted by plus/minus distinctions.  Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries.  Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

A-8

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.  Default generally is defined as one of the following:

●	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;

●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or

●	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default.  Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics.  Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation.  Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings.  A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years.  Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality.  Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality.  A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality.  The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B

Speculative.  Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

A-9

C

High default risk.  Default is a real possibility.  Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’.  (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

Rating Outlook:  An Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action.  Occasionally, Fitch Ratings may be unable to identify the fundamental trend.  In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program.  In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+.  The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips.  These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

A-10

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full:  denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’:  A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

A-11

APPENDIX B

ALPS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a Proxy Voting Policy used to determine how the Funds vote proxies relating to their portfolio securities.  Under the Trust’s Proxy Voting Policy, the Fund has, subject to the oversight of the Trust’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Funds, subject to the exceptions described below; and (2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund CCO shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Funds.

General

The Trust and the Funds believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company.  The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

Delegation to the Adviser

The Trust believes that the Adviser is in the best position to make individual voting decisions for the Funds consistent with this Policy.  Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1) to make the proxy voting decisions for the Funds, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

(2) to assist the Funds in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Funds are entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Funds.  The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s investment adviser, principal underwriter, or an affiliated person of the Fund, its investment adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders.  For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

CLARKSTON CAPITAL PARTNERS, LLC

SUMMARY OF PROXY VOTING POLICIES

I.	Introduction

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended requires an investment adviser, if it exercises voting authority over client proxies, to adopt policies and procedures reasonably designed to ensure that the investment adviser votes proxies in the best interests of its clients. The Rule also requires investment advisers to disclose to clients information about those policies and procedures and to disclose to clients how they may obtain information on the manner in which the adviser has voted their proxies.

Clarkston Capital Partners, LLC (“CCP”) offers to its clients one or more investment strategies pursuant to which client accounts are invested in individual equity securities (“Strategy Names”). While CCP discourages clients from holding equity securities in their CCP-managed accounts that are not Strategy Names (that is, “Non-Strategy Names”), in some cases, particularly for taxable accounts of new clients, certain Non-Strategy Names are held in the same accounts as Strategy Names. Further, certain clients hold securities in their CCP-managed accounts that they have excluded from CCP’s investment oversight and responsibility (“Excluded Assets”).

CCP utilizes a third-party proxy voting administration service (“Proxy Service”) to obtain analyses and recommendations as to how to vote on each proxy issue and to vote proxies on behalf of CCP clients. Pursuant to an arrangement between the Proxy Service and Broadridge Financial Solutions, Inc. (“Broadridge”), CCP receives the Proxy Service’s analyses and information regarding proxies to be voted and issues proxy instructions through ProxyEdge (“ProxyEdge”), an online platform provided by Broadridge. CCP receives proxies for all securities held in custodial accounts over which CCP has discretionary voting authority, regardless of whether they relate to Strategy Names or Non-Strategy Names and regardless of whether they relate to Excluded Assets.

II.	Policies

A.	General

Unless otherwise directed by the client and except as otherwise provided in these policies and procedures, CCP will vote any proxy received from the issuer of a security held in an account managed by CCP. It is CCP’s policy to vote all proxies prudently and solely in the best interest of advisory clients and their beneficiaries considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote.

Except to the extent required by applicable law or otherwise approved by CCP, CCP will not disclose to third parties including, but not limited to, proxy solicitors, non-clients, and the media, CCP’s actual proxy votes (until voting results are made public) or CCP’s voting intentions (except electronically to regulatory agencies). CCP may communicate with other investors regarding a specific proposal but will not disclose its vote until such time as the subject issuer has publicly disclosed the voting results.

B.	Shares on Loan

In the event a security’s shares are on loan at the time of a proxy record date, ProxyEdge will not include the shares as record shares for proxy voting purposes and CCP will not be able to vote the shares. Generally, CCP will not engage clients, custodians and securities lending agents in a process to call back shares on loan for purposes of including such shares in record date shares within the ProxyEdge administration process and therefore will generally not vote shares that are on loan over a record date.

C.	Securities of Non-Strategy Names and Excluded Assets

When Non-Strategy Names or Excluded Assets are held in an account over which CCP has discretionary voting authority, CCP will typically vote those proxies consistent with the recommendation of its third-party proxy voting research service. CCP, however, reserves the right to override any such recommendation or not to vote proxies for Non-Strategy Names or Excluded Assets. For purposes of these policies, if a security was a Strategy Name as of a company’s shareholder meeting record date, but no longer a Strategy Name as of the meeting date, CCP will treat the security as a Non-Strategy Name for voting purposes.

D.	Securities Held in Terminated Accounts

Clients who terminate CCP as the manager of their account are responsible for ensuring their custodian no longer forwards to CCP proxy materials relating to such account. If CCP receives a proxy solicitation relating to holdings of an account that is no longer being managed by CCP, CCP may, but is not obligated to, vote such proxies in the same manner as it would if the account were still under CCP management. CCP shall not forward any proxy materials to any former client, unless specifically requested to do so in writing sufficiently in advance of the meeting date to allow CCP to comply.

III.	Procedures

A.	Proxy Committee

1. CCP has established a Proxy Committee to oversee these policies and procedures. The Proxy Committee consists of at least one representative from each of the following CCP groups: CCP’s investment team, CCP’s compliance team, CCP’s Private Client division, and CCP’s institutional operations team.

2. The Proxy Committee is responsible for selecting the third-party proxy voting research service to be used by CCP and for oversight of such service. Currently, the Proxy Committee has selected Institutional Shareholder Services, Inc.

3. The Proxy Committee meets at least annually and as otherwise needed to evaluate and administer CCP’s proxy review and voting process and to revise and update these policies and procedures as new issues arise. Among other things, the Proxy Committee will review the third-party proxy voting service’s guidelines to confirm they are consistent in all material respects with these policies and procedures.

B.	Proxy Voting Decisions

1. With respect to proxies pertaining to Strategy Names, a member of CCP’s investment team (the “Proxy Analyst”) designated by one of CCP’s co-Chief Investment Officers conducts a review (which may be in consultation with a Private Client division portfolio manager for Strategy Names held only in Private Client division accounts) of the third-party proxy voting research service’s recommendations. For each Strategy Name, the Proxy Analyst determines whether to accept the recommendations as being in the best interest of clients or to override the recommendations and vote differently. In either case, CCP makes proxy voting decisions for Strategy Names in a manner that is consistent with the investment philosophy CCP applies in the management of each CCP equity investment strategy. CCP will make proxy voting decisions that it believes will enable a company to maximize the value of the business over the long term.

2. With respect to proxies pertaining to Non-Strategy Names or Excluded Assets, CCP has determined that the costs of reviewing the third-party proxy voting research service’s recommendations with respect to a particular security and the limited influence that the aggregate vote of CCP is likely to have on the outcome of the vote outweigh the potential benefits to clients from reviewing the third-party proxy voting service’s advice and recommendations. For such proxies, CCP will follow the third-party proxy voting service’s applicable recommendation without further review.

3. CCP will accept directions from clients to vote their proxies in a manner that may result in their proxies being voted differently than proxies of other clients over which CCP has full discretionary voting authority. For example, some clients may instruct CCP to vote proxies for their accounts in accordance with specialty proxy voting guidelines (e.g., Taft-Hartley, Socially Responsible or Catholic). CCP will not override the third-party proxy voting service’s recommendations with respect to voting proxies for accounts that have directed CCP to vote using a particular set of specialty proxy voting guidelines absent further client direction or authorization.

4. If CCP’s third-party proxy voting service does not provide a recommendation on a proposal pertaining to a Strategy Name or a security held by a client that has directed CCP to vote according to specialty proxy voting guidelines, CCP will generally vote the proxy with management.

5. If a potential conflict of interest between CCP or a principal of CCP and CCP’s clients with respect to a proxy issue arises, for example, from personal or professional relationships with a company or with the directors, candidates for director, or senior executives of a company that is the issuer of shares subject to the voting discretion of CCP, CCP’s Chief Compliance Officer (“CCO”) (or one of the co-Chief Investment Officers if the potential conflict involves the CCO) will determine whether a material conflict of interest exists.

a. If the CCO (or one of the co-Chief Investment Officers if the potential conflict involves the CCO) determines that there is no material conflict, CCP may follow its normal procedures for making proxy voting decisions.

b. If the CCO (or one of the co-Chief Investment Officers if the potential conflict involves the CCO) determines that there is a material conflict, CCP will do one of the following:

1. CCP may follow the applicable third-party proxy voting service’s recommendation in voting the proxies;

2. CCP may disclose the existence and nature of the conflict to the client(s) owning the shares and seek direction on how to vote the proxies; or

3. CCP may abstain from voting, particularly if there are conflicting client interests.

C.	Proxy Voting Process

1. ProxyEdge alerts CCP each time that a proxy is available to be reviewed and voted. The information provided by ProxyEdge includes CCP’s third-party proxy voting service recommendations.

2. For securities held in accounts where the client has instructed CCP to vote proxies in accordance with specialty proxy voting guidelines, CCP takes no further action and ProxyEdge votes the client proxies in accordance with the applicable specialty guidelines and voting recommendations pertaining to each account.

3. Absent a determination to override the third-party proxy voting service’s recommendation with respect to any security, CCP takes no further action and ProxyEdge votes the client proxies in accordance with the recommendations pertaining to each account.

4. If CCP determines to override the third-party proxy voting service’s recommendation, CCP will document within ProxyEdge the rationale used to reach its conclusion and will change the vote in accordance with CCP’s determination.

D.	Reconciliation

Periodically, CCP will seek to reconcile a sample of Strategy Name proxies received against holdings of client accounts over which CCP has voting authority to ensure that all shares of a particular security held on the record date, and for which a voting obligation exists, are voted.

E.	Disclosure to Clients

1. At the inception of each client relationship, CCP provides the client with a copy of its Brochure (i.e., Part 2A of Form ADV), which contains information about these policies and procedures. CCP sends clients at least annually notice of any material changes to the information contained in its Brochure. Upon request, CCP will furnish a copy of these Proxy Voting Policies and Procedures to a client and advise clients how they can obtain information on how CCP caused their proxies to be voted.

2. Upon request from an appropriately authorized individual, CCP will disclose to its advisory clients or the entity delegating the voting authority to CCP for such clients (such as a trustee or consultant retained by the client), how CCP voted such client’s proxy or beneficial interest in securities it held.

3. CCP provides a description of these policies and procedures to all investment company clients and will promptly advise its investment company clients of any material changes to these policies and procedures.

4. CCP shall take such action as may be necessary to enable any registered investment company for which CCP has proxy voting authority to comply with all disclosure obligations imposed by applicable rules and regulations (i.e., Form N-PX).

NASDAQ Symbol HCMAX

Hillman Value Fund A series of the ALPS Series Trust

PROSPECTUS
February 1, 2026

Investment Adviser

Hillman Capital Management, Inc.
7255 Woodmont Avenue, Suite 260
Bethesda, Maryland 20814

www.hillmancapital.com

1-855-400-5944

As with all mutual funds, the Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Summary Section

HILLMAN VALUE FUND (THE “FUND”)

INVESTMENT OBJECTIVE

The Fund seeks to provide long-term total return from a combination of income and capital gains.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The Fund may also be available on certain brokerage platforms. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.33%
Total Annual Fund Operating Expenses	1.03%
Fee Waiver and Expense Reimbursement(1)	(0.08)%
Net Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	0.95%

(1) Hillman Capital Management, Inc. (the “Adviser”) has contractually agreed to limit the Total Annual Fund Operating Expenses of the Fund (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to an annual rate of not more than: 0.95% of the Fund’s average daily net assets for the Fund’s No Load Class. This agreement is in effect through at least January 31, 2027, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, this Agreement may only be amended or terminated with the approval of the Board of Trustees of the Trust.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.

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The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses for the contractual period only.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$97	$320	$561	$1,251

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover rate may also result in additional income taxes when Fund shares are held in a taxable account. During the most recent fiscal year ended September 30, 2025, the Fund’s portfolio turnover rate was 42% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES OF THE FUND

In seeking to achieve its objective, the Fund invests primarily in common stocks of U.S. companies that the Adviser believes have competitive advantages, as described below, and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public.

In selecting investments for the Fund, the Adviser first looks at qualitative measures of a company. Qualitative measures of a company include:

●	dominance in a particular industry or niche market;

●	qualifications and ability of management team;

●	strength of pricing and purchasing power;

●	barriers to industry competition and limited substitutes;

●	limited degree of rivalry amongst competitors;

●	strength of brand or franchise with commensurate brand loyalty;

●	strength of balance sheet and sources of liquidity; and

●	quality of products and services.

If certain companies meet most or all of the qualitative measures, the Adviser then seeks to identify which of those companies possess certain positive quantitative measures. The Adviser may make investments without regard to market capitalization. The quantitative measures of a company include:

●	Market value discount to net present value of projected discounted future cash flows;

●	Market value discount to book value; and

●	Market value discount to projected annual revenues.

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The Adviser allocates a target percentage of total portfolio value to each security it purchases. From time to time, the Fund may also focus the Fund’s assets in securities of one or more particular sectors of the economy. As of September 30, 2025, [the Fund was principally invested in the information technology, healthcare, communication services, consumer discretionary, consumer staples, financials, and materials]. The Adviser may sell a portfolio holding if the Adviser believes that the price of the security is overvalued or to rebalance the security to the Adviser’s targeted percentage of total portfolio value for that security.

The Adviser may also sell (or “write”) call and put options for the Fund. Besides selling options in order to receive premiums, the Adviser will seek to sell options that obligate the Fund to purchase or sell the underlying stock at a price believed to be attractive based on the qualitative and quantitative factors described above. For example, call options may be written on a security held by the Fund in order to collect the premium and establish a sale price for the security that the Adviser believes to be attractive. Put options may be written on a security in order to collect the premium and acquire the security at a price the Adviser believes to be attractive. The Fund will mostly engage in option transactions where, with respect to a call option, the Fund holds the underlying security.

PRINCIPAL RISKS OF THE FUND

As with any mutual fund, there are risks to investing. There is no guarantee that the Fund will meet its investment objective. The following is a description of the principal risks of the Fund, which may adversely affect its net asset value and total return. There are other circumstances (including additional risks that are not described herein) which could prevent the Fund from achieving its investment objective.

●

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors. Securities purchased by the Fund that do not realize their full economic value may reduce the Fund’s return.

●

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, technological developments such as artificial intelligence, natural disasters, the spread of infectious illness, including COVID-19 and its variants, or other public issues or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time.

●

Sector Focus Risk. The Fund may, at times, be more heavily invested in certain sectors, which may cause the value of its shares to be especially sensitive to factors and economic risks that specifically affect those sectors and may cause the Fund’s share price to fluctuate more widely than the shares of a mutual fund that invests in a broader range of industries.

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●

Cybersecurity Risk. As part of its business, the Adviser processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser and the Fund are therefore susceptible to cybersecurity risk. Cybersecurity failures or breaches of the Fund or its service providers have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, and/or reputational damage. The Fund and its shareholders could be negatively impacted as a result.

●	Investment Adviser Risk. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.

●

Risks from Writing Options. Writing option contracts can result in losses that exceed the Fund’s initial investment and may lead to additional turnover and higher tax liability. The risk involved in writing a call option is that an increase in the market value of the underlying security may result in the Fund selling the security at a lower price than its current market value. Writing call options also limits the opportunity to profit from an increase in the market value of the underlying security. The risk involved in writing a put option is that a decrease in the market value of the underlying security may result in the Fund purchasing the security at a higher price than its current market value.

●

Small-Cap and Mid-Cap Companies Risk. Investing in the securities of small-cap and mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of these companies usually have more limited marketability and, therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general.

PERFORMANCE INFORMATION

The Hillman Value Fund (the “Predecessor Fund”) reorganized into the Fund on March 15, 2021. The Predecessor Fund was a series of the Hillman Capital Management Investment Trust and also was advised by Hillman Capital Management, Inc. For periods prior to the reorganization, performance results shown in the bar chart and the performance table below for the Fund reflects the performance of the Predecessor Fund.

The Fund’s performance was not restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund. The Fund’s past performance (including the Predecessor Fund’s past performance), before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following information provides some indication of the risks of investing in the Fund by showing how the Fund’s performance has varied over time (including performance of the Predecessor Fund). The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The performance table compares the average annual returns of the Fund to the FT Wilshire 5000 Index, a broad-based securities market index, and the Russell 1000 Value Total Return Index, an additional index that is

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representative of the Fund’s investment strategy for the periods indicated. The index is not actively managed and is not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. Updated performance information is available on the Fund’s website at www.hcmfunds.com or by calling 855-400-5944.

Annual Total Returns
(For Calendar Years ended 12/31)

The year-to-date return as of December 31, 2025 was 10.09%.

Best Quarter – December 31, 2020	19.90%
Worst Quarter – March 31, 2020	-25.45%

Average Annual Total Returns (for the periods ended December 31, 2025)	1 Year	5 Years	10 Years
Return Before Taxes	10.09%	9.48%	11.48%
Return After Taxes on Distributions	5.68%	6.57%	9.53%
Return After Taxes on Distributions and Sale of Fund Shares	7.90%	6.88%	9.00%
Russell 1000 Value Total Return (reflects no deduction for fees, expenses or taxes)	15.91%	11.33%	10.53%
FT Wilshire 5000 Index(1) (reflects no deduction for fees, expenses or taxes)	17.13%	13.40%	14.45%

(1)    Broad-based securities market index

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After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-qualified account, such as a 401(k) plan or an IRA.

INVESTMENT ADVISER

Hillman Capital Management, Inc. is the investment adviser to the Fund.

PORTFOLIO MANAGER

Mark A. Hillman has served as the portfolio manager of the Fund since its inception in March 2021.

PURCHASE AND SALE OF FUND SHARES

The minimum initial investment is $5,000 ($2,000 for individual retirement account (IRA) and Qualified Plans) and the minimum subsequent investment is $100 ($100 under an automatic investment plan), although the minimums may be waived or reduced in some cases.

Purchases and redemptions of shares may be made on any day the New York Stock Exchange is open for trading. Purchases and redemptions can generally be made only through institutional channels, such as financial intermediaries and retirement platforms. You should contact your financial intermediary or refer to your plan documents for information on how to invest in the Fund.

TAX INFORMATION

For U.S. federal income tax purposes, the Fund’s distributions may be taxable as ordinary income, capital gains qualified dividend income or section 199A dividends, except when your investment is in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from such a tax-qualified investment plan will be subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Investment Objective and Principal Investment Strategies

This section describes the Fund’s investment objective and principal investment strategies. See “MORE ON THE FUND’S INVESTMENTS AND RELATED RISKS” in this Prospectus and the Statement of Additional Information for more information about the Fund’s investments and the risks of investing.

What is the Fund’s Investment Objective?

The Fund seeks to provide long-term total return from a combination of income and capital gains. While there is no assurance that the Fund will achieve its investment objective, the Fund endeavors to do so by following the strategies and policies described in this Prospectus.

What are the Fund’s Principal Investment Strategies?

The Fund’s principal investment strategies are discussed in the “Summary” section. The Fund’s principal investment strategies may be changed by the Fund’s Board without shareholder approval unless otherwise noted in this prospectus or the Fund’s Statement of Additional Information.

In seeking to achieve its objective, the Fund invests primarily in common stocks of U.S. companies that the Adviser believes have competitive advantages, as described below, and have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; whose value is not currently well known; or whose value is not fully recognized by the public.

In selecting investments for the Fund, the Adviser first looks at qualitative measures of a company. Qualitative measures of a company include:

●	dominance in a particular industry or niche market;

●	qualifications and ability of management team;

●	strength of pricing and purchasing power;

●	barriers to industry competition and limited substitutes;

●	limited degree of rivalry amongst competitors;

●	strength of brand or franchise with commensurate brand loyalty;

●	strength of balance sheet and sources of liquidity; and

●	quality of products and services.

If certain companies meet most or all of the qualitative measures, the Adviser then seeks to identify which of those companies possess certain positive quantitative measures. The Adviser may make investments without regard to market capitalization. The quantitative measures of a company include:

●	Market value discount to net present value of projected discounted future cash flows;

●	Market value discount to book value; and

●	Market value discount to projected annual revenues.

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The Adviser allocates a target percentage of total portfolio value to each security it purchases. From time to time, the Fund may also focus the Fund’s assets in securities of one or more particular sectors of the economy. As of September 30, 2025, [the Fund was principally invested in the information technology, healthcare, communication services, consumer staples, consumer discretionary, financials, and materials]. The Adviser may sell a portfolio holding if the Adviser believes that the price of the security is overvalued or to rebalance the security to the Adviser’s targeted percentage of total portfolio value for that security.

The Adviser may also sell (or “write”) call and put options for the Fund. Besides selling options in order to receive premiums, the Adviser will seek to sell options that obligate the Fund to purchase or sell the underlying stock at a price believed to be attractive based on the qualitative and quantitative factors described above. For example, call options may be written on a security held by the Fund in order to collect the premium and establish a sale price for the security that the Adviser believes to be attractive. Put options may be written on a security in order to collect the premium and acquire the security at a price the Adviser believes to be attractive. The Fund will mostly engage in option transactions where, with respect to a call option, the Fund holds the underlying security.

Temporary Defensive Positions. As a temporary defensive measure in response to adverse market, economic, political, or other conditions or to meet liquidity, redemption, and short-term investing needs, the Fund may, from time to time, determine that market conditions warrant investing in investment-grade bonds, U.S. government securities, repurchase agreements, money market instruments, and, to the extent permitted by applicable law and the Fund’s investment restrictions, shares of other investment companies. Under such circumstances, the Adviser may invest up to 100% of the Fund’s assets in these investments. Since investment companies investing in other investment companies pay management fees and other expenses relating to those investment companies, shareholders of the Fund would indirectly pay both the Fund’s expenses and the expenses relating to those other investment companies with respect to the Fund’s assets invested in such investment companies. To the extent the Fund is invested for temporary defensive purposes, it will not be pursuing and may not achieve its investment objective.

The Board of Trustees (the “Board”) may change the Fund’s name, investment objective or its principal investment strategies without a shareholder vote. Until April 2, 2026, the Fund will notify you in writing at least sixty (60) days before making any change to the Fund’s investment objective. If there is a material change to the Fund’s investment objective or principal investment strategies, you should consider whether the Fund remains an appropriate investment for you.

More on the Fund’s Investments and Related Risks

The Fund’s investment objective and principal investment strategies are described above under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” This section provides additional information about the Fund’s investment strategies and certain portfolio management techniques the Fund may use, as well as the principal and other risks that may

9

affect the Fund’s portfolio. Additional information about some of these investments and portfolio management techniques and their associated risks is included in the Fund’s Statement of Additional Information (“SAI”).

What are the Principal Risks of Investing in the Fund?

There are inherent risks associated with the Fund’s principal investment strategies. The factors that are most likely to have a material effect on the Fund’s investment portfolio as a whole are called “principal risks.” The principal risks of the Fund are summarized in the Fund’s “Summary Section” above and further described below. The Fund may be subject to additional risks other than those described because, among other reasons, the types of investments made by the Fund may change over time. For additional information regarding risks of investing in the Fund, please see the Statement of Additional Information. It is important to read all the disclosure information provided and to understand that you may lose money by investing in the Fund.

Cybersecurity Risk. As part of its business, the Adviser processes, stores, and transmits large amounts of electronic information, including information relating to the transactions of the Fund. The Adviser and the Fund are therefore susceptible to cybersecurity risk. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, the Fund or its Adviser, custodians, fund accountant, fund administrator, transfer agent, pricing vendors and/or other third party service providers may adversely impact the Fund and its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset value (“NAV”), cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and/or additional compliance costs. The Fund also may incur substantial costs for cybersecurity risk management in order to guard against any cyber incidents in the future. The Fund and its shareholders could be negatively impacted as a result.

Investment Adviser Risk. The Adviser’s ability to choose suitable investments has a significant impact on the ability of the Fund to achieve its investment objectives.

Market Risk. The market price of a security or instrument may decline, sometimes rapidly or unpredictably, due to general market conditions that are not specifically related to a particular company, such as inflation, supply chain disruptions, real or perceived adverse economic or political conditions throughout the world, war or political unrest, changes in the general outlook for corporate earnings, changes in interest or currency rates, technological developments such as artificial intelligence, natural disasters, the spread of infectious illness, including COVID-19 and its variants, or other public issues or adverse investor sentiment generally. The market value of a security or instrument also may decline because of factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The impact of any of these occurrences may exacerbate other pre-existing political, social, financial, and economic risks in certain countries or the market in general and may last for an extended period of time.

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Risks from Writing Options. Writing option contracts can result in losses that exceed the Fund’s initial investment and may lead to additional turnover and higher tax liability. The risk involved in writing a call option is that there could be an increase in the market value of the security. If this occurred, the option could be exercised and the underlying security would then be sold by the Fund at a lower price than its current market value. Similarly, while writing call options can reduce the risk of owning stocks, such a strategy limits the opportunity of the Fund to profit from an increase in the market value of stocks in exchange for up-front cash at the time of selling the call option. The risk involved in writing a put option is that there could be a decrease in the market value of the underlying security. If this occurred, the option could be exercised and the underlying security would then be sold to the Fund at a higher price than its current market value. There is no assurance that a liquid market will exist when the Fund seeks to close out an option position. Where a position in a written option is used as a hedge against price movements in a related position, the price of the option may move more or less than the price of the related position.

Sector Focus Risk. Another area of risk involves the potential focus of the Fund’s assets in securities of particular sectors. These sectors include the financial sector, healthcare sector, retail sector, and technology sector. Because the Fund’s investments may, from time to time, be more heavily invested in particular sectors, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors. As a result, the Fund’s share price may fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of industries. Additionally, some of the sectors in which the Fund may invest could be subject to greater government regulation than other sectors and, therefore, changes in regulatory policies for those sectors may have a material effect on the value of securities issued by companies in those sectors.

Small-Cap and Mid-Cap Companies Risk. Investing in the securities of small-cap and mid-cap companies generally involves greater risk than investing in larger, more established companies. This greater risk is, in part, attributable to the fact that the securities of these companies usually have more limited marketability and, therefore, may be more volatile and less liquid than securities of larger, more established companies or the market averages in general. Because these companies normally have fewer shares outstanding than larger companies, it may be more difficult to buy or sell significant amounts of such shares without an unfavorable impact on prevailing prices. Another risk factor is that these companies often have limited product lines, markets, or financial resources and may lack management depth. These companies are typically subject to greater changes in earnings and business prospects than are larger, more established companies. In addition, these companies may not be well-known to the investing public, may not be followed by the financial press or industry analysts, and may not have institutional ownership. These factors affect the Adviser’s access to information about the companies and the stability of the markets for the companies’ securities. These companies may be more vulnerable than larger companies to adverse business or economic developments; the risk exists that the companies will not succeed; and the prices of the companies’ shares could dramatically decline in value.

Value Risk. A company may be undervalued due to market or economic conditions, temporary earnings declines, unfavorable developments affecting the company and other factors, or because it is associate with a market sector that generally is out of favor with investors. Undervalued stocks tend to be inexpensive relative to their earnings or assets compared to other types of stock. However,

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these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value. Securities purchased by the Fund that do not realize their full economic value may reduce the Fund’s return.

Disclosure of Portfolio Holdings

The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities are described in the Fund’s Statement of Additional Information.

Management

Hillman Capital Management, Inc. (the “Adviser”), is located at 7255 Woodmont Avenue, Suite 260, Bethesda, Maryland 20814. Subject to the authority of the Board of Trustees, the Adviser is responsible for the overall management and administration of the Fund’s business affairs. The Adviser is controlled by Mark A. Hillman, who founded the firm and serves as chief executive officer and chief investment officer. As of December 31, 2025, the Adviser managed approximately $195.9 million in assets under management.

Pursuant to the Investment Advisory Agreement, as amended (the “Advisory Agreement”) with the Adviser, the Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets. The following table reflects the Fund’s contractual investment advisory fee rate (expressed as an annual rate).

Contractual Advisory Fee (%) (annual rate)	Effective Investment Advisory Fee Rate (%) (for the fiscal year ended September 30, 2025)
0.70%	0.62%

The management fee is paid on a monthly basis. The Board and shareholders of the Fund may terminate the Advisory Agreement upon sixty (60) days’ written notice. The Adviser may terminate the Advisory Agreement upon sixty (60) days’ notice. A discussion regarding the basis for the Board’s approval of the Fund’s Advisory Agreement, is available in the Fund’s semi-annual report to shareholders for the period ended March 31, 2025.

The Adviser has contractually agreed to limit the Total Annual Fund Operating Expenses of the Fund (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to an annual rate of not more than: 0.95% of the Fund’s average daily net assets for the Fund’s No Load Class. This agreement is in effect through at least January 31, 2027, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser

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provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, this Agreement may only be amended or terminated with the approval of the Board of Trustees of the Trust.

The Portfolio Managers

The portfolio manager is primarily responsible for the day-to-day operation of the Fund. Mark A. Hillman has served as the portfolio manager of the Fund since its inception on March 15, 2021. Mr. Hillman is the founder and controlling shareholder of the Adviser. Mr. Hillman has served as chief executive officer of the Adviser since 1998.

More information about the portfolio manager’s compensation, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of securities in the Fund is included in the SAI.

Administrator, Distributor and Transfer Agent of the Fund

ALPS Fund Services, Inc. (the “Administrator” or the “Transfer Agent”) serves as the Fund’s administrator, fund accountant and transfer agent. ALPS Distributors, Inc. (“ADI” or the “Distributor”) serves as the Fund’s distributor.

Buying and Redeeming Shares

The Fund currently offers one share class of shares. To open your account directly with the Fund, complete the Account application and mail or fax to the transfer agent at the appropriate address below. Please make your purchase check payable to the Hillman Value Fund. You should include any required organizational documents.

via US Postal Service Hillman Value Fund c/o ALPS Fund Services, Inc. P.O. Box 219208 Kansas City, MO 64121-9400

Please call an investor services representative at 855-400-5944 to obtain the fax number and wiring instructions.

The Fund does not consider the US Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the Fund’s post office box, of purchase orders or redemption requests does not constitute receipt by the Fund.

Payments to Financial Intermediaries and Other Arrangements

The Adviser and/or its affiliates may enter into arrangements to make payments for additional activities to select financial intermediaries intended to result in the sale of Fund shares and/or other shareholder servicing activities out of the Adviser’s own resources (which may include profits from providing advisory services to the Fund). These payments are often referred to as “revenue sharing

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payments” and the revenue sharing payment amount generally vary by financial intermediary. The aggregate amount of the revenue sharing payments is determined by the Adviser and may be substantial. Revenue sharing payments create no additional cost to the Fund or its shareholders.

Revenue sharing payments may create an incentive for a financial intermediary or its employees or associated persons to recommend or sell shares of the Fund to you, rather than shares of another mutual fund. Please contact your financial intermediary’s investment professional for details about revenue sharing payments it may be receiving.

Networking, Sub-Accounting and Administrative Fees

Select financial intermediaries may enter into arrangements with the Fund, or its designees, to perform certain shareholder servicing activities such as networking, recordkeeping, sub-accounting and/or administrative services for shareholders of the Fund. These actives are routinely processed through the National Securities Clearing Corporation’s Fund/SERV and Trust Networking systems or similar systems. In consideration for providing these services in an automated environment, such financial intermediaries may receive compensation from the Fund.

Investment Minimums

The minimum initial investment for purchasing no load shares is $5,000 ($2,000 for IRA and Qualified Plans) and the minimum additional investment is $100. The Fund may, in the Adviser’s sole discretion, waive the minimum investment required in some cases. Investors may establish an Automatic Investment Plan (AIP) account or a Systematic Withdrawal Plan (SWP) account ($100 minimum).

For accounts sold through financial intermediaries, it is the primary responsibility of the financial intermediary to ensure compliance with investment minimums.

Buying Shares

In order to buy, exchange or redeem shares at that day’s net asset value, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4:00 p.m. Eastern time). Any such orders for purchases of a Fund’s shares must be received in good order. A purchase, exchange or redemption order is in “good order” when the Fund or its agent (financial intermediary or plan sponsor, if applicable), receives all required information, including properly completed and signed documents. “Good order” means that your redemption request includes: (i) the Fund name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required. If the NYSE closes early, you must place your order prior to the actual closing time. Orders received by financial intermediaries prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. Otherwise, you will receive the next business day’s net asset value.

Investors may purchase, exchange or redeem shares of the Fund directly or through retirement plans, broker-dealers, bank trust departments, financial advisors or other financial intermediaries. Shares made available through full service broker-dealers may be available through wrap accounts

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under which such broker-dealers impose additional fees for services connected to the wrap account. Contact your financial intermediary or refer to your plan documents for instructions on how to purchase or redeem shares.

Investors may be charged a fee if they effect transactions through a broker or agent. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund’s behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received by an authorized broker or the broker’s authorized designee. There is an annual pass through IRA and Coverdell Education Savings Account maintenance fee of $10.00 that is charged by the IRA custodian on a per-account basis.

With certain limited exceptions, the Fund is available only to U.S. citizens or residents.

The Fund will generally accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, third party checks, money orders, credit card convenience checks, cash or equivalents or payments in foreign currencies are not acceptable forms of payment. You may also contact the Fund to request a purchase of Fund shares using securities you own. The Fund reserves the right to refuse or accept such requests in whole or in part.

Redeeming Shares

Redemptions, like purchases, may generally be effected only through retirement plans, broker-dealers, financial intermediaries and directly through the Fund. Please contact the Fund, your financial intermediary or refer to the appropriate plan documents for details. Your financial intermediary may charge a processing or service fee in connection with the redemption of shares.

Redemption Payments

In all cases, your redemption price is the net asset value per share next determined after your request is received in good order less any applicable redemption fees. “Good order” means that your redemption request includes: (i) the Fund name and account number; (ii) the amount of the transaction in dollars or shares; (iii) signatures of you and any other person listed on the account, exactly as the shares are registered; (iv) any certificates you are holding for the account; and (v) any supporting legal documentation that may be required.

Redemption proceeds days will typically be sent within one to two business days but may take up to seven days. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 10 days. The Fund typically pays redemptions from cash, cash equivalents, proceeds from the sale of Fund shares or from the sale of portfolio securities. These redemption payment methods are expected to be used in regular and stressed market conditions.

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Your redemption proceeds can be sent by check to your address of record or by wire transfer to a bank account designated on your application. Your bank may charge you a fee for wire transfers. Any request that your redemption proceeds be sent to a destination other than your bank account or address of record must be in writing and must include a Medallion signature guarantee. Please call 855-400-5944 for information on obtaining a Medallion signature guarantee.

The Fund is not responsible for losses or fees resulting from posting delays or non-receipt of redemption payments at your bank, when shareholder payment instructions are followed.

Redemptions In-Kind

The Fund reserves the right to make a payment in securities rather than cash. If the Fund deems it advisable for the benefit of all shareholders that a redemption payment wholly or partly in-kind would be in the best interests of the Fund’s remaining shareholders, the Fund may pay redemption proceeds to you in whole or in part with securities held by the Fund. If the Fund decides to redeem in-kind, the redeeming shareholder will generally receive pro-rata shares of the Fund’s portfolio. These pro-rata shares would have similar characteristics to the Fund and will consist of any other pro-rata share of the securities held in the Fund. A redemption in-kind could occur under extraordinary circumstances, such as a very large redemption that could affect the Fund’s operations (for example, more than 1% of the Fund’s net assets). However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90-calendar day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Securities used to redeem Fund shares will be valued as described in “How Fund Shares are Priced” below. A shareholder may pay brokerage charges on the sale of any securities received as a result of a redemption in-kind. Redemptions in-kind are taxed to a redeeming shareholder for federal income tax purposes in the same manner as cash redemptions. Securities received in a redemption in-kind are subject to market risk until sold.

Medallion Signature Guarantees

The Fund requires a Medallion signature guarantee on any written redemption over $100,000 (but may require additional documentation or a Medallion signature guarantee on any redemption request to help protect against fraud) or for certain types of transfer requests or account registration changes. A Medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Please call 855-400-5944 for information on obtaining a Medallion signature guarantee.

Redemptions Based on Minimum Requirements

Due to the relatively high cost of handling small investments, the Fund reserves the right, upon 30 days’ written notice, to redeem, at NAV, the shares of any shareholder whose account in the Fund has a value of less than $5,000, other than as a result of a decline in the NAV per share. This policy will not be implemented where the Fund has previously waived the minimum investment requirement for that shareholder. Before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of the shares in the account is less than the minimum amount and will allow the shareholder 30 days to make an additional investment in

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an amount that will increase the value of the account to at least $5,000 before the redemption is processed. As a sale of your Fund shares, this redemption will generally be taxable for shareholders who hold their shares through taxable accounts.

Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority.

Share Transactions

Share Certificates

The Fund does not issue share certificates.

Frequent Purchases and Sales of Fund Shares

The Fund does not permit market timing or other abusive trading practices. The Fund reserves the right, but does not have the obligation, to reject any purchase transaction at any time. In addition, the Fund reserves the right to suspend its offering of shares or to impose restrictions on purchases at any time that are more restrictive than those that are otherwise stated in this Prospectus with respect to disruptive, excessive or short-term trading.

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs and hurt Fund performance. The Board has adopted policies and procedures with respect to frequent purchases and redemptions and to seek to prevent market timing. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject, in its sole discretion, any purchase order from any investor it believes has a history of abusive trading or whose trading, in its judgment, has been or may be disruptive to the Fund. Such disruption may include trading that may interfere with the efficient management of the Fund, may materially increase the Fund’s transaction costs, administrative costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. The Fund may also refuse purchase transactions from Fund intermediaries it believes may be facilitating or have facilitated abusive trading practices. In making this judgment, the Fund may consider trading done in multiple accounts under common ownership or control.

On a periodic basis, the Fund or its agents may review transaction history reports to identify redemptions that are within a specific time period from a previous purchase in the same account(s) in the Fund, or in multiple accounts that are known to be under common control. Redemptions meeting the criteria will be investigated for possible inappropriate trading.

Certain accounts, in particular omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day. In these cases, purchases and redemptions of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated may not be known by the Fund. Therefore, it becomes more difficult for the Fund to identify market timing or other abusive trading activities in these accounts, and the Fund may be unable to eliminate abusive traders in these

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accounts from the Fund. Further, identification of abusive traders may also be limited by operational systems and technical limitations. To the extent abusive or disruptive trading is identified, the Fund will encourage omnibus account intermediaries to address such trading activity in a manner consistent with how the Fund would address such activity directly, if it were able to do so.

Due to the complexity and subjectivity involved in identifying market timing and other abusive trading practices, there can be no assurance that the Fund’s efforts will identify all market timing or abusive trading activities. Therefore, investors should not assume that the Fund will be able to detect or prevent all practices that may disadvantage the Fund.

Verification of Shareholder Transaction Statements

You must contact the Fund in writing regarding any errors or discrepancies within 60 days after the date of the statement confirming a transaction. The Fund may deny your ability to refute a transaction if it does not hear from you within 60 days after the confirmation statement date.

Non-receipt of Purchase Wire/Insufficient Funds Policy

The Fund reserves the right to cancel a purchase if payment of the check or electronic funds transfer does not clear your bank, or if a wire is not received by settlement date. You will be responsible for any fees charged to the Fund for insufficient funds (failed payment) and you may be responsible for any fees imposed by your bank as well as any losses that the Fund may incur as a result of the canceled purchase.

How Fund Shares are Priced

The Board of Trustees has approved procedures to be used to value the Fund’s assets for the purposes of determining the Fund’s net asset value. The valuation of the assets of the Fund is determined in good faith by or under the direction of the Adviser as the valuation designee selected by the Board.

The Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time) on each business day (Monday through Friday). The Fund will not value its securities on any day that the NYSE is closed, including the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The Fund’s currency valuations, if any, are done as of the close of regular trading on the NYSE (normally, 4:00 p.m. Eastern time). For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third-party pricing vendors using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third-party pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined by the valuation designee that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

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When such prices or quotations are not available, or when the Adviser believes that they are unreliable, securities may be priced using fair value procedures approved by the Board. The Fund may determine the fair value of investments based on information provided by pricing services and other third-party vendors, which may recommend fair value prices or adjustments with reference to other securities, indices or assets. In considering whether fair value pricing is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the Fund values its securities.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its net asset value.

Customer Identification Program

To help the government fight the funding of terrorism and money laundering activities, federal law requires the Fund or its agents to obtain certain personal information from you (or persons acting on your behalf) in order to verify your (or such person’s) identity when you open an account, including name, address, date of birth and other information (which may include certain documents) that will allow the Transfer Agent to verify your identity. If this information is not provided, the Transfer Agent may not be able to open your account. If the Transfer Agent is unable to verify your identity (or that of another person authorized to act on your behalf) shortly after your account is opened, or believes it has identified potential criminal activity, the Fund, the Distributor and the Transfer Agent each reserve the right to reject further purchase orders from you or to take such other action as they deem reasonable or required by law, including closing your account and redeeming your shares at their net asset value at the time of redemption.

If you are opening an account in the name of a legal entity (e.g., a partnership, business trust, limited liability company, corporation, etc.), you may be required to supply the identity of the beneficial owner or controlling person(s) of the legal entity prior to the opening of your account. The Fund may request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the Transfer Agent verify your identity.

Dividends and Distributions

Income Dividends. Income dividends are derived from net investment income (i.e., interest and other income, less any related expenses) the Fund earns from its portfolio securities and other investments. The Fund intends to distribute most of net income to shareholders annually.

Capital Gain Distributions. Capital gain distributions are derived from gains realized when the Fund sells a portfolio security. Long-term capital gains are derived from gains realized when the Fund sells a portfolio security it has owned for more than one year, and short-term capital gains are derived from gains realized when a portfolio security was owned for one year or less. The Fund intends to distribute amounts derived from capital gains to shareholders annually.

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Reinvested in Shares or Paid in Cash. Dividends and distributions are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your dividends and/or distributions paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. You can change your choice at any time to be effective as of the next dividend or distribution, except that any change given to the Transfer Agent less than five days before the payment date will not be effective until the next dividend or distribution is made. Distribution checks will only be issued for payments greater than $25.00. Distributions will automatically be reinvested in shares of the fund(s) generating the distribution if under $25.00. Un-cashed distribution checks will be canceled and proceeds reinvested at the then current net asset value, for any shareholder who chooses to receive distribution in cash, if distribution checks: (1) are returned and marked as “undeliverable” or (2) remain un-cashed for six months after the date of issuance. If distribution checks are canceled and reinvested, your account election may also be changed so that future distributions are reinvested rather than paid in cash. Interest will not accrue on uncashed distribution checks.

Federal Income Taxes

The following information is a general summary of U.S. federal income tax consequences of investments in the Fund for U.S. person only, which include (i) U.S. citizens or residents, (ii) corporations organized in the United States or under the law of the United States or any state, (iii) an estate whose income is subject to U.S. federal income taxation of its source; or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person. Shareholders that are pass-through entities or nonresident aliens, foreign trusts or estates, or foreign corporations may be subject to different U.S. federal income tax treatment. If an entity treated as a pass-through entity for U.S. federal income tax purposes (including an entity classified as a partnership or S corporation for federal income tax purposes) is a beneficial owner of Fund shares, the tax treatment of an owner in the pass-through entity will generally depend upon the status of the owner and the activities of the entity. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences regarding your investment in the Fund.

This discussion assumes that the Fund will qualify under Subchapter M of the Internal Revenue Code of 1986, as amended as a regulated investment company. There can be no guarantee that this assumption will be correct. If the Fund qualifies under Subchapter M as a regulated investment company, it will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net capital gains (in excess of any loss carryovers). The Fund expects to distribute substantially all of its ordinary income and net capital gains in excess of any loss carryovers to its shareholders every year. In turn, shareholders will be taxed on distributions they receive, unless the shares are held by certain types of tax-exempt organizations or through certain tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts). Withdrawals from such arrangements are subject to special tax rules.

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Income Dividends and Capital Gains

For U.S. federal income tax purposes, shareholders of the Fund are generally subject to taxation based on the underlying character of the income and gain recognized by the Fund and distributed to the shareholders. In general, distributions from the Fund are taxable to you when paid whether you take the distributions in cash or reinvest them in additional Fund shares. Dividends declared and payable by the Fund during October, November or December to shareholders of record on a specified date in such months, if paid by the end of January, are generally taxable as if received in December. Distributions properly reported as net capital gain of the Fund will be taxable to Fund shareholders as long-term capital gain, regardless of how long shares of the Fund are held, even if the gains arose from appreciation that already existed in securities owned by the Fund when you invested in the Fund. The Fund may realize long-term capital gains when it sells or redeems a security that it has owned for more than one year and when it receives capital gain distributions from ETFs in which the Fund owns investments.

Generally, distributions of earnings derived from ordinary income and short-term capital gains will be taxable as ordinary income. Certain Fund distributions will generally be taxable as ordinary income or, if properly designated by the Fund, as “qualified dividend income” taxable to individual shareholders at a maximum 20% tax rate, provided that the individual receiving the dividend satisfies certain holding period requirements for the shareholder’s Fund shares, the Fund satisfies certain holding period requirements for its investments in the stock producing such dividends and certain other requirements are satisfied. The amount of distributions from the Fund that will be eligible for the “qualified dividend income” lower tax rate, however, cannot exceed the amount of dividends received by the Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations). Thus, to the extent that dividends from the Fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, certain distributions from real estate investment trusts, income from foreign-currency transactions or short-term capital gains, such dividends will be taxed as ordinary income and will not be eligible for the lower rate. The Fund may realize short-term capital gains from the sale of investments that the Fund owned for one year or less.

Some of the Fund’s investments may be “section 1256 contracts,” which include certain option transactions and regulated futures transactions. Section 1256 contracts owned by the Fund generally will be treated for income tax purposes as if sold for their fair market values (i.e., “marked to market”) on an annual basis and resulting gains or losses generally will be treated as 60% long-term capital gains or losses and 40% short-term capital gains or losses.

Fund distributions of earnings and gains are taxable regardless of whether they are paid in cash or reinvested in additional shares, and even if they are paid from income or gains earned by the Fund prior to the shareholder’s investment and thus were included in the price paid for the shares. Thus, a shareholder who purchases shares on or just before the record date of a Fund distribution will pay full price for the shares and may receive a portion of the shareholder’s investment back as a taxable distribution. While in effect a return of capital to the shareholder, the distribution is still taxable even though the shareholder did not participate in these gains. An investor can avoid this by investing soon after the Fund has made a distribution.

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Fund dividends paid to shareholders that are C corporations may be eligible for the 50% corporate dividends-received deduction to the extent such dividends are attributable to qualifying dividends received from U.S. domestic corporations, subject to certain holding period requirements and debt financing limitations.

Any distributions on, sales, exchanges or redemptions of, shares held in an IRA (or other tax-qualified plan) are generally not currently taxable.

If the Fund invests in stock of a real-estate investment trust (a “REIT”), it may be eligible to pay “section 199A dividends” to its shareholders with respect to certain dividends received by it from its investment in REITs. Section 199A dividends are taxable to individual and other non-corporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

Sale or Redemption of Fund Shares

Shareholders of the Fund will recognize taxable gain or loss on a sale, exchange or redemption of shares of the Fund, equal to the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s adjusted tax basis in the shares disposed of. Generally, this gain or loss will be long-term capital gain or loss if the shareholder’s holding period for the shares disposed of exceeds 12 months and otherwise will be short-term capital or loss, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.

All or a portion of any loss realized upon a taxable disposition of the Fund shares will be disallowed if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition, such as pursuant to a reinvestment of dividends in shares of the Fund. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Cost Basis Reporting. If Fund shares were purchased on or after January 1, 2012, the Fund (or its administrative agent) must report to the IRS and furnish to Fund shareholders the cost basis and holding period information when Fund shares are sold. The Fund is required to report the gross proceeds from the sale of all Fund shares, regardless of when they were purchased. These requirements do not apply to investments through a tax-qualified arrangement, such as a 401(k) plan or an individual retirement plan. If a shareholder does not make an election among the available IRS-accepted cost basis methods, the Fund will use a default cost basis method for the shareholder. The cost basis method elected or applied may not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Medicare Surtax. A Medicare surtax of 3.8% will be imposed on net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and certain trusts to the extent that such person’s gross income, as adjusted, exceeds a threshold amount. Any liability for this additional tax will be reported on, and paid with, the shareholder’s federal income tax return.

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Backup Withholding. A shareholder of the Fund may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale or exchange of Fund shares if the shareholder (i) has provided either an incorrect tax identification number or no such number, (ii) has been identified by the IRS as otherwise subject to backup withholding, or (iii) has failed to certify that the shareholder is a U.S. person not subject to backup withholding. The backup withholding rate is currently 24%.

Foreign Taxes. The Fund may be subject to foreign taxes or foreign tax withholding on dividends, interest and certain capital gains earned from its foreign security investments. Shareholders generally will be ineligible for any offsetting tax credit or tax deduction under U.S. tax laws for the shareholder’s portion of the Fund’s foreign tax obligations. See the SAI under “FEDERAL INCOME TAXES – Special Tax Considerations – Non-U.S. Taxes” for further information.

Non-U.S. Persons. Non-U.S. persons that are considering the purchase of Fund shares should consult with their own tax advisers regarding the U.S. federal, foreign, state and local tax consequences of the purchase, ownership and disposition of the shares.

Annual Notifications. Each year, the Fund will notify shareholders of the tax status of dividends and distributions.

State and Local Income Taxes. Shareholders may also be subject to state and local income taxes on distributions and redemptions. Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

For more information, see the SAI under “FEDERAL INCOME TAXES.” Investors should consult with their tax advisers regarding the U.S. federal, foreign, state and local tax consequences of an investment in the Fund.

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Financial Highlights

The financial highlights information presented for the Fund includes periods prior to the reorganization of the predecessor Hillman Value Fund, a series of Hillman Capital Management Investment Trust, into the Fund effective as of March 15, 2021 (the “Reorganization”). The financial highlights table is intended to help you understand the financial performance of the Fund (or Predecessor Fund) for each fiscal period shown. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the fiscal years ended September 30, 2025, September 30, 2024, September 30, 2023, September 30, 2022 and September 30, 2021 have been audited by Cohen & Company, Ltd., an independent registered public accounting firm, whose report, along with the Fund’s financial statements, are included in the most recent annual report to shareholders, which is available upon request and free of charge by calling 800-773-3863.

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	Year Ended September 30,
	2025	2024	2023	2022	2021(a)
NET ASSET VALUE, BEGINNING OF PERIOD	$33.43	$27.94	$25.87	$33.82	$25.68
INCOME/(LOSS) FROM OPERATIONS:
Net investment income(b)	0.44	0.48	0.42	0.55	0.62
Net realized and unrealized gain/(loss) on investments	0.46 (c)	5.97	4.82	(5.98)	9.97
Total from investment operations	0.90	6.45	5.24	(5.43)	10.59
LESS DISTRIBUTIONS:
From net investment income	(0.54)	(0.15)	(0.26)	(0.41)	(0.27)
From net realized gains on investments	(3.89)	(0.81)	(2.91)	(2.11)	(2.18)
Total distributions	(4.43)	(0.96)	(3.17)	(2.52)	(2.45)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(3.53)	5.49	2.07	(7.95)	8.14
NET ASSET VALUE, END OF PERIOD	$29.90	$33.43	$27.94	$25.87	$33.82
TOTAL RETURN(d)	3.64%	23.34%	21.30%	(17.55%)	43.04%
SUPPLEMENTAL DATA:
Net assets, end of period (in 000s)	$104,989	$229,142	$210,861	$179,779	$216,130
RATIOS TO AVERAGE NET ASSETS
Operating expenses excluding reimbursement/waiver	1.03%	1.03%	1.14%	1.12%	1.15%
Operating expenses including reimbursement/waiver	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income including reimbursement/waiver	1.47%	1.55%	1.49%	1.75%	1.94%
PORTFOLIO TURNOVER RATE	42%	35%	23%	31%	27%

(a) Effective March 15th, 2021, the Hillman Value Fund merged into the ALPS Series Trust. The Fund was previously advised by Hillman Capital Management, and was recognized as the Hillman Value Fund, a series of Hillman Capital Management Investment Trust.

(b) Calculated using the average shares method.

(c) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(d) Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

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Additional Information About the Fund

HILLMAN VALUE FUND

Shareholder Reports

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders and in Form N-CSR. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Fund’s annual and semi-annual financial statements.

Statement of Additional Information

The Statement of Additional Information provides more detailed information about the Fund. It is incorporated by reference into (and is legally a part of) this Prospectus.

Householding Relationships

The Fund sends only one report to a household if more than one account has the same address. Contact the Transfer Agent if you do not want this policy to apply to you.

How to Obtain Additional Information

You can obtain the Fund’s statement of additional information, annual and semi-annual reports to shareholders, and other information such as financial statements (without charge), make inquiries or request other information about the Fund by contacting the Transfer Agent at 855-400-5944, by writing the Fund at Hillman Value Fund, P.O. Box 219208, Kansas City, MO 64121-9400, or by calling your financial consultant. This information is also available free of charge on the Fund’s website at www.hcmfunds.com.

The Fund’s reports and other information about the Fund is available on the EDGAR Database on the Commission’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov.

If someone makes a statement about the Fund that is not in this Prospectus, you should not rely upon that information. Neither the Fund nor the Distributor is offering to sell shares of the Fund to any person to whom the Fund may not lawfully sell its shares.

(Investment Company Act file no. 811-22747)

STATEMENT OF ADDITIONAL INFORMATION

February 1, 2026

HILLMAN VALUE FUND

Ticker Symbol: HCMAX

ALPS Series Trust

1290 Broadway, Suite 1000

Denver, CO 80203

This Statement of Additional Information (“SAI”) expands upon and supplements the information contained in the current Prospectus for shares of the Hillman Value Fund (the “Fund”), which is a separate series ALPS Series Trust, a Delaware statutory trust (the “Trust”). The series of the Trust represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies. Hillman Capital Management, Inc. (the “Adviser”) is the investment adviser of the Fund.

This SAI is not a prospectus and is only authorized for distribution when preceded or accompanied by the Fund’s current prospectus dated February 1, 2026, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by writing the Hillman Value Fund at the address listed above, or by calling the Fund’s transfer agent at 855-400-5944. The Fund’s most recent Annual Report is incorporated by reference into this SAI and can be obtained free of charge, by calling the toll-free number printed above.

ORGANIZATION AND CLASSIFICATION

ALPS Series Trust

This SAI includes information about the Hillman Value Fund. The Fund is a series of the ALPS Series Trust (the “Trust”), an open-end, management investment company organized as a Delaware statutory trust on January 12, 2012.

The Hillman Value Fund (“the “Predecessor Fund”), a series of Hillman Capital Management Investment Trust, reorganized into the Fund on March 15, 2021. The Predecessor Fund also was advised by Hillman Capital Management, Inc.

Classification

The Investment Company Act of 1940, as amended (the “1940 Act”), classifies mutual funds as either diversified or non-diversified. The Fund is considered a diversified fund under this classification.

ADDITIONAL INVESTMENT ACTIVITIES AND RISKS

The Fund’s principal investment objectives and strategies are discussed in the Prospectus under the “SUMMARY SECTION” for the Fund and under “INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES.” In order to achieve its investment objective, the Fund generally makes investments of the sort described in the Prospectus.

The Fund may also invest in certain types of securities, or engage in certain investment activities, as generally discussed below. In addition, the Fund may be subject to additional risks in connection with its investments in such securities or as a result of the Fund’s investment strategies or activities.

General Investment Risks. All investments in securities and other financial instruments involving a risk of financial loss. No assurance can be given that the Fund’s investment program will be successful. Investors should carefully review the descriptions of the Fund’s investments and their risks in this SAI and the Prospectus.

Equity Securities. The Fund may invest in equity securities, both directly and indirectly through the Fund’s investment in shares of other investment companies. The equity portion of the Fund’s portfolio may be comprised of common stocks traded on domestic securities exchanges or on the over-the-counter (“OTC”) market. In addition to common stocks, the equity portion of each Fund’s portfolio may also include preferred stocks, convertible preferred stocks, and convertible bonds. Prices of equity securities in which the Fund invests (either directly or indirectly through the Fund’s investment in shares of other investment companies) may fluctuate in response to many factors, including, but not limited to, the activities of the individual companies whose securities the Fund owns, general market and economic conditions, interest rates, and specific industry changes. Such price fluctuations subject the Fund to potential losses. In addition, regardless of any one company’s prospects, a declining stock market may produce a decline in prices for all equity securities, which could also result in losses for the Fund. Market declines may continue for an indefinite period, and investors should understand that during temporary or extended bear markets, the value of equity securities will decline.

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Money Market Instruments. The Fund may invest in money market instruments which may include U.S. Government securities or corporate debt securities (including those subject to repurchase agreements). Money market instruments also may include banker’s acceptances and certificates of deposit of domestic branches of U.S. banks, commercial paper and variable amount demand master notes (“Master Notes”). Banker’s acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When the Fund acquires a banker’s acceptance the bank which “accepted” the time draft is liable for payment of interest and principal when due. The banker’s acceptance carries the full faith and credit of such bank. A certificate of deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. Commercial paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial paper maturities generally range from two to 270 days and it is usually sold on a discounted basis rather than as an interest-bearing instrument. The Fund will invest in commercial paper only if it is rated one of the top two rating categories by Moody’s, S&P, or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, is of equivalent quality in the Adviser’s opinion. Commercial paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Fund only through the Master Note program of the Fund’s custodian bank, acting as administrator thereof. The Adviser will monitor, on an ongoing basis, the earnings power, cash flow, and other liquidity ratios of the issuer of a Master Note held by the Fund.

Investment Companies. The Fund may invest in securities of other investment companies. The Fund’s investments in such securities involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying fund. Pursuant to Section 12(d)(1)(A) of the 1940 Act, the Fund will be prevented from: (i) purchasing more than 3% of an investment company’s outstanding shares; (ii) investing more than 5% of the Fund’s assets in any single such investment company, and (iii) investing more than 10% of the Fund’s assets in investment companies overall; unless: (a) the underlying investment company and/or the applicable Fund has received an order for exemptive relief from such limitations from the SEC; and (b) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. In addition, the Fund is subject to Section 12(d)(1)(C), which provides that the Fund may not acquire shares of a closed-end fund if, immediately after such acquisition, the Fund and other investment companies having the same adviser as the Fund would hold more than 10% of the closed-end fund’s total outstanding voting stock. However, Section 12(d)(1)(F) of the 1940 Act provides that the limitations of paragraph 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund. Investments by the Fund in other investment companies entail a number of risks unique to a fund of funds structure. These risks include the following:

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Multiple Layers of Fees. By investing in other investment companies indirectly through the Fund, prospective investors will directly bear the fees and expenses of the Fund’s Adviser and indirectly bear the fees and expenses of other investment companies and other investment companies’ managers as well. As such, this multiple or duplicative layer of fees will increase the cost of investments in the Fund.

Lack of Transparency. The Adviser will not be able to monitor the investment activities of the other investment companies on a continuous basis and the other investment companies may use investment strategies that differ from its past practices and are not fully disclosed to the Adviser and that involve risks that are not anticipated by the Adviser. The Fund has no control over the risks taken by the underlying investment companies in which they invest.

Valuation of Investment Companies. Although the Adviser will attempt to review the valuation procedures used by other investment companies’ managers, the Adviser will have little or no means of independently verifying valuations of the Fund’s investments in investment companies and valuations of the underlying securities held by other investment companies. As such, the Adviser will rely significantly on valuations of other investment companies and the securities underlying other investment companies that are reported by other investment companies’ managers. In the event that such valuations prove to be inaccurate, the net asset value (“NAV”) of the Fund could be adversely impacted and an investor could incur a loss of investment in the Fund.

Illiquidity of Investments by and In Other Investment Companies. Other investment companies may invest in securities that are not registered, are subject to legal or other restrictions on transfer, or for which no liquid market exists. The market prices, if any, for such securities tend to be volatile and restricted securities may sell at prices that are lower than similar securities that are not subject to legal restrictions on resale. Further, the Fund may not be able to redeem their interests in other investment companies’ securities that it has purchased in a timely manner. If adverse market conditions were to develop during any period in which the Fund is unable to redeem interests in other investment companies, the Fund may suffer losses as a result of this illiquidity. As such, the lack of liquidity and volatility of restricted securities held by other investment companies could adversely affect the value of the other investment companies. Any such losses could adversely affect the value of the Fund’s investments and an investor could incur a loss of investment in the Fund.

Lack of Control. Although the Fund and the Adviser will evaluate regularly other investment companies to determine whether their investment programs are consistent with the Fund’s investment objective, the Adviser will not have any control over the investments made by other investment companies. Even though other investment companies are subject to certain constraints, the investment Adviser to each such investment company may change aspects of their investment strategies at any time. The Adviser will not have the ability to control or influence the composition of the investment portfolio of other investment companies.

Lack of Diversification. There is no requirement that the underlying investments held by other investment companies be diversified. As such, other investment companies’ managers may target or concentrate other investment companies’ investments in specific markets, sectors, or types of securities. As a result, investments made by other investment companies are subject to greater volatility as a result of this concentration than if the other investment companies had non-concentrated and diversified portfolios of investments. Thus, the Fund’s portfolios (and by extension the value of an investment in the Fund) may therefore be subject to greater risk than the portfolio of a similar fund with investments in diversified investment companies.

Use of Leverage. The other investment companies may utilize leverage (i.e., borrowing) to acquire their underlying portfolio investments. When other investment companies borrow money or otherwise leverage their portfolio of investments, doing so may exaggerate changes in the net asset value (“NAV”) of the shares of the other investment companies and in the return on the other investment companies’ investments. Borrowing will also cost other investment companies interest expense and other fees. As such, the value of the Fund’s investments in other investment companies may be more volatile and all other risks (including the risk of loss of an investment in other investment companies) tend to be compounded or magnified. As a result, any losses suffered by other investment companies as a result of their use of leverage could adversely affect the value of the Fund’s investments and an investor could incur a loss of investment in the Fund.

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Exchange Traded Funds. ETFs are traded on a securities exchange based on their market value. An investment in an ETF generally presents the same primary risks as an investment in a conventional registered investment company (i.e., one that is not exchange traded). In addition, all ETFs will have costs and expenses that will be passed on to the Fund, which will in turn increase the Fund’s expenses. ETFs are also subject to the following risks that often do not apply to conventional investment companies: (i) the market price of the ETF’s shares may trade at a discount to the ETF’s NAV, and as a result, ETFs may experience more price volatility than other types of portfolio investments and which could negatively impact the Fund’s NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained at a sufficient volume; (iii) trading of an ETF’s shares may be halted if the listing exchange deems such action appropriate; and (iv) ETF shares may be delisted from the exchange on which they trade, or “circuit breakers” (which are tied to large decreases in stock prices used by the exchange) may temporarily halt trading in the ETF’s stock. ETFs are also subject to the risks of the underlying securities the ETF holds. Finally, there may be legal limitations and other conditions imposed by SEC rules on the amount of the ETF shares that the Fund may acquire.

Illiquid Investments. The Fund may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. This restriction is not limited to the time of purchase. Under the supervision of the Trustees, the Adviser determines the liquidity of the Fund’s investments and, through reports from the Adviser, the Trustees monitor investments in illiquid instruments. In determining the liquidity of the Fund’s investments, the Adviser may consider various factors including (i) the frequency of trades and quotations; (ii) the number of dealers and prospective purchasers in the marketplace; (iii) dealer undertakings to make a market; (iv) the nature of the security (including any demand or tender features); and (v) the nature of the marketplace for trades (including the ability to assign or offset the Fund’s rights and obligations relating to the investment). Investments currently considered by the Fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 10% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund may be unable to dispose of illiquid securities promptly or at reasonable prices.

Fixed-Income Securities. The Fund will invest in fixed-income securities directly or indirectly through its investments in shares of ETFs, including government and corporate bonds, money market instruments, high yield securities or “junk bonds” and zero-coupon bonds. Zero-coupon bonds are purchased at a discount from their face values and accrue interest at the applicable coupon rate over a period of time. Fixed-income securities purchased by the Fund may consist of obligations of any rating. Fixed-income securities in the lowest investment grade categories have speculative characteristics, with changes in the economy or other circumstances more likely to lead to a weakened capacity of the bonds to make principal and interest payments than would occur with bonds rated in higher categories.

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High yield bonds are typically rated below “Baa” by Moody’s Investors Service, Inc. (“Moody’s”) or below “BBB” by S&P Global Ratings (“S&P”) or below investment grade by other recognized rating agencies. The Fund may also invest in other mutual funds that invest in unrated securities of comparable quality under certain circumstances. Such bonds are subject to greater market fluctuations and risk of loss of income and principal than higher rated bonds for a variety of reasons, including:

Sensitivity to Interest Rate and Economic Change. The economy and interest rates affect high yield securities differently than other securities. For example, the prices of high yield bonds have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a bond defaults, an underlying mutual fund may incur additional expenses to seek recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility or market prices of high yield bonds and the Underlying Fund’s asset values.

Payment Expectations. High yield bonds present certain risks based on payment expectations. For example, high yield bonds may contain redemption and call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund or an investment company in which the Fund invests would have to replace the security with a lower yielding security, resulting in a decreased return for investors. Conversely, a high yield bond’s value will decrease in a rising interest rate market, as will the value of the Fund’s or other investment company’s assets. If the Fund or an investment company in which the Fund invests experiences unexpected net redemptions, it may be forced to sell its high yield bonds without regard to their investment merits, thereby decreasing the asset base upon which the Fund’s or other investment company’s expenses can be spread and possibly reducing the Fund’s or other investment company’s rate of return.

Liquidity and Valuation. To the extent that there is no established retail secondary market, there may be thin trading of high yield bonds, and this may impact a fund’s ability to accurately value high yield bonds and may hinder a fund’s ability to dispose of the bonds. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly traded market.

Credit Ratings. Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, because credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund or an investment company in which the Fund invests must monitor the issuers of high yield bonds in their portfolios to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the bonds’ liquidity so the Fund or an investment company in which the Fund invests can meet redemption requests.

High-yield securities are deemed speculative with respect to the issuer’s capacity to pay interest and repay principal over a long period of time. Special tax considerations are associated with investing in high-yield securities structured as zero coupon or “pay-in-kind” securities. The Fund or an investment company in which the Fund invests, will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. The payment of principal and interest on most fixed-income securities purchased by a fund will depend upon the ability of the issuers to meet their obligations. An issuer’s obligations under its fixed-income securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its fixed-income securities may be materially adversely affected by litigation or other conditions.

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The ratings of S&P, Moody’s and other nationally recognized rating agencies represent their opinions as to the quality of fixed-income securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and fixed-income securities with the same maturity, interest rate, and rating may have different yields while fixed-income securities of the same maturity and interest rate with different ratings may have the same yield. For a more detailed description of ratings, please see Appendix A.

Corporate and Municipal Debt Securities. The Fund may invest in fixed income investments, including corporate, municipal, or other government debt securities. Corporate and municipal debt obligations purchased by the Fund may be any credit quality, maturity, or yield. Accordingly, the Fund’s debt securities may include “investment grade” securities (those rated at least Baa by Moody’s, BBB by S&P or Fitch or, if not rated, of equivalent quality in the Adviser’s opinion). In addition, the Fund’s debt securities may include lower-rated debt securities including, without limitation, junk bonds. Debt obligations rated Baa by Moody’s or BBB by S&P or Fitch may be considered speculative and are subject to risks of non-payment of interest and principal. Debt obligations rated lower than Baa by Moody’s or lower than BBB by S&P or Fitch are generally considered speculative and subject to significant risks of nonpayment of interest and principal. While the Adviser utilizes the ratings of various credit rating services as one factor in establishing creditworthiness, it relies primarily upon its own analysis of factors establishing creditworthiness.

U.S. Government Securities. The Fund may invest in U.S. Government securities, defined to be U.S. Government obligations such as U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury bills, obligations guaranteed by the U.S. Government such as Government National Mortgage Association (“GNMA”) as well as obligations of U.S. Government authorities, agencies, and instrumentalities such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), Federal Housing Administration (“FHA”), Federal Farm Credit Bank (“FFCB”), Federal Home Loan Bank (“FHLB”), Student Loan Marketing Association (“SLMA”), and The Tennessee Valley Authority. U.S. Government securities may also be acquired subject to repurchase agreements. While obligations of some U.S. Government sponsored entities are supported by the full faith and credit of the U.S. Government, others are not. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies or instrumentalities that are not supported by the full faith and credit of the U.S. Government, since it is not obligated to do so by law. The guarantee of the U.S. Government does not extend to the yield or value of the Fund’s shares.

Derivative Instruments Risk. When the Fund enters into options, futures, and other forms of financial derivatives, such as foreign exchange contracts, the investments involve risks different from direct investments in the underlying securities. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices, or currency exchange rates may result in a poorer overall performance of the Fund than if they had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested. If the Fund does use derivative instruments, the Fund will comply with the applicable requirements of the 1940 Act. The Fund has no specific limit on the amount it invest in derivatives, although practical limits are created by the requirement.

When used for hedging purposes, increases in the value of the securities the Fund hold or intend to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose the Fund to greater risks.

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The Fund’s ability to hedge securities through derivatives depends on the degree to which price movements in the underlying index or instrument correlate with price movements in the relevant securities. In the case of poor correlation, the price of the securities the Fund is hedging may not move in the same amount, or even in the same direction as the hedging instrument. The Adviser will try to minimize this risk by investing only in those contracts whose behavior it expects to resemble with the portfolio securities it is trying to hedge. However, if the Fund’s prediction of interest and currency rates, market value, volatility, or other economic factors is incorrect, the Fund may lose money, or may not make as much money as it expected.

Derivative prices can diverge from the prices of their underlying instruments, even if the characteristics of the underlying instruments are very similar to the derivative. Listed below are some of the factors that may cause such a divergence:

●	current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract;
●	a difference between the derivatives and securities markets, including different levels of demand, how the instruments are traded, the imposition of daily price fluctuation limits or trading of an instrument stops; and
●	differences between the derivatives, such as different margin requirements, different liquidity of such markets, and the participation of speculators in such markets.

Derivatives based upon a narrow index of securities may present greater risk than derivatives based on a broad index. Since narrower indices are made up of a smaller number of securities, they are more susceptible to rapid and extreme price fluctuations because of changes in the value of those securities.

While currency futures and options values are expected to correlate with exchange rates, they may not reflect other factors that affect the value of the investments of the Fund. A currency hedge, for example, should protect a yen-denominated security from a decline in the yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments precisely over time.

Before a futures contract or option is exercised or expires, the Fund can terminate it only by entering into a closing purchase or sale transaction. Moreover, the Fund may close out a futures contract only on the exchange the contract was initially traded. Although the Fund intends to purchase options and futures only where there appears to be an active market, there is no guarantee that such a liquid market will exist. If there is no secondary market for the contract, or the market is illiquid, the Fund may not be able to close out a position. In an illiquid market, the Fund may:

●	have to sell securities to meet its daily margin requirements at a time when it is disadvantageous to do so;
●	have to purchase or sell the instrument underlying the contract;
●	not be able to hedge its investments; and
●	not be able to realize profits or limit its losses.

Derivatives may become illiquid (i.e., difficult to sell at a desired time and price) under a variety of market conditions. For example:

●	an exchange may suspend or limit trading in a particular derivative instrument, an entire category of derivatives,
●	or all derivatives, which sometimes occurs because of increased market volatility;

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●	unusual or unforeseen circumstances may interrupt normal operations of an exchange;
●	the facilities of the exchange may not be adequate to handle current trading volume;
●	equipment failures, government intervention, insolvency of a brokerage firm or clearing house, or other

●	occurrences may disrupt normal trading activity; or
●	investors may lose interest in a particular derivative or category of derivatives.

If the Adviser incorrectly predicts securities market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the Fund were to write a put option based on the Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

Because of the low margin deposits required upon the opening of a derivative position, such transactions involve an extremely high degree of leverage. Consequently, a relatively small price movement in a derivative may result in an immediate and substantial loss (as well as gain) to the Fund and they may lose more than it originally invested in the derivative.

If the price of a futures contract changes adversely, the Fund may have to sell securities at a time when it is disadvantageous to do so to meet its minimum daily margin requirement. The Fund may lose margin deposits if a broker with whom they have an open futures contract or related option becomes insolvent or declares bankruptcy.

The prices of derivatives are volatile (i.e., they may change rapidly, substantially, and unpredictably) and are influenced by a variety of factors, including:

●	actual and anticipated changes in interest rates;
●	fiscal and monetary policies; and
●	national and international political events.

Most exchanges limit the amount by which the price of a derivative can change during a single trading day. Daily trading limits establish the maximum amount that the price of a derivative may vary from the settlement price of that derivative at the end of trading on the previous day. Once the price of a derivative reaches this value, the Fund may not trade that derivative at a price beyond that limit. The daily limit governs only price movements during a given day and does not limit potential gains or losses. Derivative prices have occasionally moved to the daily limit for several consecutive trading days, preventing prompt liquidation of the derivative.

Government Regulation of Derivatives. It is possible that government regulation of various types of derivative instruments, including futures and swap agreements, may limit or prevent the Fund from using such instruments as a part of its investment strategy, and could ultimately prevent the Fund from being able to achieve its investment objective. It is impossible to predict fully the effects of legislation and regulation in this area, but the effects could be substantial and adverse.

The futures markets are subject to comprehensive statutes, regulations, and margin requirements. The SEC, the Commodities Futures Trading Commission (“CFTC”) and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

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The regulation of swaps and futures transactions in the U.S., the European Union and other jurisdictions is a rapidly changing area of law and is subject to modification by government and judicial action. There is a possibility of future regulatory changes altering, perhaps to a material extent, the nature of an investment in the Fund or the ability of the Fund to continue to implement its investment strategies.

Under recently adopted rules and regulations, transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared, and additional types of swaps may be required to be centrally cleared in the future. In a transaction involving those swaps (“cleared derivatives”), the Fund’s counterparty is a clearing house, rather than a bank or broker. Since the Fund is not a member of a clearing house and only clearing members can participate directly in the clearing house, the Fund will hold cleared derivatives through accounts at clearing members. In cleared derivatives transactions, the Fund will make payments (including margin payments) to and receive payments from a clearing house through its accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In addition, U.S. regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared OTC derivatives transactions. It is expected that these regulations will have a material impact on the Fund’s use of uncleared derivatives. These rules will impose minimum margin requirements on derivatives transactions between the Fund and its swap counterparties and may increase the amount of margin the Fund is required to provide. They will impose regulatory requirements on the timing of transferring margin, which may accelerate the Fund’s current margin process. They will also effectively require changes to typical derivatives margin documentation. Such requirements could increase the amount of margin the Fund needs to provide in connection with uncleared derivatives transactions and, therefore, make such transactions more expensive.

Options. The Fund may purchase and write put and call options on securities. The purchase and writing of options involves certain risks. During the option period, a call writer that holds the underlying security has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out a position.

The Fund may write a call or put option such that the option is “covered” by holding a position in the underlying securities or by other means which would permit immediate satisfaction of the Fund’s obligation as writer of the option. A written call option creates a potential obligation to sell the underlying security. In order to make sure that this obligation can be met, the Fund could (i) hold the security underlying the written option; or (ii) hold an offsetting call option (one with a strike price that is the same or lower than the strike price of the written option). A written put option creates a potential obligation to buy the underlying security. In order to make sure that this obligation can be met, the Fund could (i) sell short the underlying security at the same or higher price than the strike price of the written put option; or (ii) hold an offsetting put option (one with a strike price that is the same or higher than the strike price of the written option).

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Options offer large amounts of leverage, which will result in the Fund’s NAV being more sensitive to changes in the value of the related instrument. The Fund may purchase or write both exchange-traded and over-the-counter (“OTC”) options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-listed options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, the Fund might be unable to close out an OTC option position at any time prior to its expiration, if at all.

If the Fund were unable to effect a closing transaction for an option it had purchased, due to the absence of a counterparty or secondary market, the imposition of price limits or otherwise, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options have varying expiration dates. The exercise price of the options may be below, equal to or above the current market value of the underlying security or instrument. Options purchased by the Fund that expire unexercised have no value, and the Fund will realize a loss in the amount of the premium paid and any transaction costs. If an option written by the Fund expires unexercised, the Fund realizes a gain equal to the premium received at the time the option was written. Transaction costs must be included in these calculations.

Short Sales. A short sale is a transaction in which the Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline. When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers the short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, the Fund will take measures that assure its obligation to purchase the security in the future will be met, including (i) holding the security sold short (selling short “against the box”); or (ii) holding an offsetting call option (one with a strike price that is the same or lower than the price at which the security was sold short). If the Fund does not have the assets to cover a short sale, then the Fund’s potential losses on the short will be unlimited because the security’s price may appreciate indefinitely. Under no circumstances will the Adviser commit more than 25% of the Fund’s assets to short sales “against the box.”

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Futures Contracts. A futures contract is a bilateral agreement to buy or sell a security (or deliver a cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contracts) for a set price in the future. Futures contracts are designated by boards of trade which have been designated “contracts markets” by the Commodities Futures Trading Commission (“CFTC”). No purchase price is paid or received when the contract is entered into. Instead, the Fund, upon entering into a futures contract (and to maintain the Fund’s open positions in futures contracts), would be required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash, U.S. Government securities, suitable money market instruments, or liquid, high-grade debt securities, known as “initial margin.” The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margin that may range upward from less than 5% of the value of the contract being traded. By using futures contracts as a risk management technique, given the greater liquidity in the futures market than in the cash market, it may be possible to accomplish certain results more quickly and with lower transaction costs.

If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) such that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract such that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. These subsequent payments, called “variation margin,” to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” The Fund expects to earn interest income on its initial and variation margin deposits.

The Fund will incur brokerage fees when they purchase and sell futures contracts. Positions taken in the futures markets are not normally held until delivery or cash settlement is required, but are instead liquidated through offsetting transactions that may result in a gain or a loss. While futures positions taken by the Fund will usually be liquidated in this manner, the Fund may instead make or take delivery of underlying securities whenever it appears economically advantageous for the Fund to do so. A clearing organization associated with the exchange on which futures are traded assumes responsibility for closing out transactions and guarantees that as between the clearing members of an exchange, the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

Securities Index Futures Contracts. Purchases or sales of securities index futures contracts may be used in an attempt to protect the Fund’s current or intended investments from broad fluctuations in securities prices. A securities index futures contract does not require the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date a final cash settlement occurs and the futures positions are simply closed out. Changes in the market value of a particular index futures contract reflect changes in the specified index of securities on which the future is based.

By establishing an appropriate “short” position in index futures, the Fund may also seek to protect the value of its portfolio against an overall decline in the market for such securities. Alternatively, in anticipation of a generally rising market, the Fund can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in securities index futures and later liquidating that position as particular securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements than would otherwise be the case.

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Options on Futures Contracts. The Fund may purchase and write exchange-traded call and put options on futures contracts. These options are traded on exchanges that are licensed and regulated by the CFTC for the purpose of options trading. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a “long” position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a “short” position), for a specified exercise price at any time before the option expires.

Upon the exercise of a call option, the writer of the option is obligated to sell the futures contract (to deliver a “long” position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract (deliver a “short” position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. When the holder of an option exercises it and assumes a long futures position, in the case of a call, or a short futures position, in the case of a put, its gain will be credited to its futures margin account, while the loss suffered by the writer of the option will be debited to its account and must be immediately paid by the writer. However, as with the trading of futures, most participants in the options markets do not seek to realize their gains or losses by exercise of their option rights. Instead, the holder of an option will usually realize a gain or loss by buying or selling an offsetting option at a market price that will reflect an increase or a decrease from the premium originally paid.

If the Fund writes options on futures contracts, the Fund will receive a premium but will assume a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. If the option is not exercised, the particular Fund will realize a gain in the amount of the premium, which may partially offset unfavorable changes in the value of securities held in or to be acquired for the Fund. If the option is exercised, the Fund will incur a loss in the option transaction, which will be reduced by the amount of the premium it has received, but which will offset any favorable changes in the value of its portfolio securities or, in the case of a put, lower prices of securities it intends to acquire.

Options on futures contracts can be used by the Fund to hedge substantially the same risks as might be addressed by the direct purchase or sale of the underlying futures contracts. If the Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. Purchases of options on futures contracts may present less risk in hedging than the purchase and sale of the underlying futures contracts, since the potential loss is limited to the amount of the premium plus related transaction costs.

The purchase of put options on futures contracts is a means of hedging against a general decline in market prices. The purchase of a call option on a futures contract represents a means of hedging against a market advance when the particular Fund is not fully invested.

The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the underlying securities. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the value of the Fund’s holdings of securities. The writing of a put option on a futures contract is analogous to the purchase of a futures contract in that it hedges against an increase in the price of securities the Fund intends to acquire. However, the hedge is limited to the amount of premium received for writing the put.

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Limitations on Purchase and Sale of Futures Contracts and Options on Futures Contracts. Futures contracts and options on futures contracts can be volatile instruments and involve certain risks. If the Adviser applies a hedge at an inappropriate time or judges market movements incorrectly, options and futures strategies may lower the Fund’s return. The Fund could also experience losses if the prices of its options and futures positions were poorly correlated with its other investments, or if it could not close out its position because of an illiquid market. The Fund will not engage in transactions in futures contracts and related options for speculation. In addition, the Fund will not purchase or sell futures contracts or related options unless either (i) the futures contracts or options thereon are purchased for “bona fide hedging” purposes (as defined under the CFTC regulations) or (ii) if purchased for other purposes, the sum of the amounts of initial margin deposits on the Fund’s existing futures and premiums required to establish non-hedging positions, less the amount by which any such options positions are “in-the-money” (as defined under CFTC regulations) would not exceed 5% of the liquidation value of the Fund’s total assets. In instances involving the sale of futures contracts or the writing of call options thereon by the Fund, the securities underlying such futures contracts or options will at all times be maintained by the Fund or, in the case of index futures and related options, the Fund will own securities the price changes of which are, in the opinion of the Adviser, expected to replicate substantially the movement of the index upon which the futures contract or option is based.

Swaps. The Fund may invest in currency, equity, interest rate, index and other swaps, which involve the exchange by an investor with another party of their respective commitments, in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if the Fund had invested directly in the asset that yielded the desired return. In the case of interest rate swaps, an investor may exchange with another party their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Use of swaps subjects the investor to risk of default by the counterparties. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event that the counterparty to the transaction is insolvent. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. An investor may also enter into currency swaps or other swaps which are similar to interest rate swaps but may be surrogates for other instruments such as currency forwards or options.

Forward Commitment & When-Issued Securities. The Fund may purchase securities on a when-issued basis or for settlement at a future date if the Fund holds sufficient assets to meet the purchase price. In such purchase transactions, the Fund will not accrue interest on the purchased security until the actual settlement. Similarly, if a security is sold for a forward date, the Fund will accrue the interest until the settlement of the sale. When-issued security purchases and forward commitments have a higher degree of risk of price movement before settlement due to the extended time period between the execution and settlement of the purchase or sale. As a result, the exposure to the counterparty of the purchase or sale is increased. Although the Fund would generally purchase securities on a forward commitment or when-issued basis with the intention of taking delivery, the Fund may sell such a security prior to the settlement date if the Adviser feels such action is appropriate. In such a case, the Fund could incur a short-term gain or loss.

Repurchase Agreements. The Fund may acquire U.S. Government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale generally will normally occur within one to seven days of the purchase.

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Repurchase agreements are considered “loans” under the Investment Company Act of 1940, as amended (the “1940 Act”), collateralized by the underlying security. The Trust’s Board of Trustees (the “Board or the “Trustees”) has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for any repurchase obligations. The Adviser will consider the creditworthiness of the vendor.

If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. The Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Fund will not enter into any repurchase agreement that would cause more than 10% of its net assets to be invested in repurchase agreements which extend beyond seven days.

Restricted Securities. Within its limitation on investment in illiquid securities, the Fund may purchase restricted securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities that can be offered and sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933 and are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

Foreign Securities. The Fund may invest directly in foreign securities traded on U.S. national exchanges or over-the-counter domestic exchanges; foreign securities represented by American Depository Receipts (“ADRs”), as described below; and foreign securities traded on foreign exchanges. The Fund may also invest in foreign currency-denominated fixed-income securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of cash or other assets of the Fund, political or financial instability, or diplomatic and other developments which could affect such investments. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additional costs associated with an investment in foreign securities may include higher custodial fees than would apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Certain foreign governments levy withholding taxes on dividend and interest income. Although in some countries it is possible for the Fund to recover a portion of these taxes, the portion that cannot be recovered will reduce the income that the Fund receives from its investments.

ADRs provide a method whereby the Fund may invest in securities issued by companies whose principal business activities are outside the United States. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities, and may be issued as sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities trade in the form of ADRs. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program.

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Borrowing. The Fund may borrow money for investment purposes, which is a form of leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk while increasing investment opportunity. Any such borrowing may make the Fund’s NAV more volatile than funds that do not borrow for investment purposes because leverage magnifies changes in the Fund’s NAV and on the Fund’s investments. Although the principal of such borrowings will be fixed, the Fund’s assets may change in value during the time the borrowing is outstanding. Leverage also creates interest expenses for the Fund. To the extent the income derived from securities purchased with borrowed funds exceeds the interest the Fund will have to pay, the Fund’s net income will be greater than it would be if leverage were not used. Conversely, if the income from the assets obtained with borrowed funds is not sufficient to cover the cost of leveraging, the net income of the Fund will be less than it would be if leverage were not used, and therefore the amount available for distribution to shareholders as dividends will be reduced. The use of derivatives in connection with leverage creates the potential for significant loss. The Fund does not intend to use leverage in excess of 5% of total assets and will not make additional investments when outstanding borrowings exceed 5% of the Fund’s total assets. Any leveraging will comply with the applicable requirements of the 1940 Act, intended to minimize the use of leverage and the possibility that the Fund’s liabilities will exceed the value of its assets.

The Fund may also borrow money to meet redemptions or for other emergency purposes. Such borrowings may be on a secured or unsecured basis at fixed or variable rates of interest. The 1940 Act requires the Fund to maintain continuous asset coverage of not less than 300% with respect to all borrowings. If such asset coverage should decline to less than 300% due to market fluctuations or other reasons, the Fund may be required to dispose of some of its portfolio holdings within three days in order to reduce the Fund’s debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to dispose of assets at that time. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate.

Lending of Portfolio Securities. In order to generate additional income, the Fund may lend portfolio securities in an amount up to 33% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities which the Adviser has determined are creditworthy under guidelines established by the Board. In determining whether the Fund will lend securities, the Adviser will consider all relevant facts and circumstances. The Fund may not lend securities to any company affiliated with the Adviser. Each loan of securities will be collateralized by cash, U.S. Government securities, or standby letters of credit not issued by the Fund’s bank lending agent. The Fund might experience a loss if the borrower defaults on the loan.

The borrower at all times during the loan must maintain with the Fund cash or cash equivalent collateral. While the loan is outstanding, the borrower will pay the Fund any interest paid on the loaned securities, and the Fund may invest the cash collateral to earn additional income. Alternatively, the Fund may receive an agreed-upon amount of interest income from the borrower who has delivered equivalent collateral. It is anticipated that the Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. Voting rights for loaned securities will typically pass to the borrower, but the Fund will retain the right to call any security in anticipation of a vote that the Adviser deems material to the security on loan. Loans are subject to termination at the option of the Fund or the borrower at any time. The Fund may pay reasonable administrative and custodial fees in connection with a loan, and may pay a negotiated portion of the income earned on the cash to the borrower or placing broker. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower fail financially.

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Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. There are no limits on the number of borrowers the Fund may use, and the Fund may lend securities to only one or a small group of borrowers. Mutual funds participating in securities lending bear the risk of loss in connection with investments of the cash collateral received from the borrowers, which do not trigger additional collateral requirements from the borrower.

Temporary Defensive Positions. The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolios in cash or cash equivalent positions (e.g., money market securities, U.S. Government securities, and/or similar securities). When the Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

INVESTMENT LIMITATIONS

Fundamental and Non-Fundamental Investment Restrictions

Fundamental Investment Restrictions

The following investment restrictions have been adopted by the Board with respect to the Fund. Except as otherwise stated, these investment restrictions are fundamental policies, which cannot be changed without the approval of the holders of a majority of the outstanding voting securities of the Fund. A vote of a majority of the outstanding voting securities of the Fund is defined in the 1940 Act as the lesser of (i) 67% or more of the voting securities present at a shareholder meeting if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund. Unless otherwise indicated, percentage limitations apply at the time of purchase.

As a matter of fundamental policy, the Fund may not:

(1)	Invest for the purpose of exercising control or management of another issuer;

(2)	Invest in interests in real estate, real estate mortgage loans, real estate limited partnerships, oil, gas or other mineral exploration or development programs or leases, except that the Fund may invest in the readily marketable securities of companies which own or deal in such things; purchase or sell commodities or commodities contracts (although it may purchase put options on stock index futures, put options on financial futures, stock index futures contracts, and put options on portfolio securities, and may write covered call options);

(3)	Underwrite securities issued by others except to the extent the Fund may be deemed to be an underwriter under the federal securities laws, in connection with the disposition of portfolio securities;

(4)	Purchase securities on margin (but the Fund may obtain such short-term credits as may be necessary for the clearance of transactions);

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(5)	Participate on a joint or joint and several basis in any trading account in securities;

(6)	Invest 25% or more of the value of its total assets in any one industry or group of industries (except that securities of the U.S. Government, its agencies and instrumentalities are not subject to these limitations), but the Fund may invest more than 25% of the value of its total assets in one or more sectors as described under the non-fundamental operating restrictions below;

(7)	Make loans of money or securities, except that the Fund may invest in repurchase agreements; or

(8)	Issue senior securities, borrow money, or pledge its assets.

With respect to the fundamental investment restrictions above (other than those involving senior securities and borrowings), if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction (i.e., percentage limitations are determined at the time of purchase).

With respect to fundamental investment limitation set forth in (6) above, the Fund cannot invest more than 25% of its total assets in any one industry or group of industries, but may invest more than 25% of its total assets in the sectors described above. For example, the Fund might invest more than 25% of its total assets in the financial sector, but would not invest more than 25% of its total assets in a particular industry in the financial sector, such as banking or insurance. Also, if the Fund invests in one or more investment companies, the Fund will examine the holdings of such investment companies to ensure that the Fund is not indirectly concentrating its investments in a particular industry. In determining the exposure of the Fund to a particular industry for purposes of the fundamental investment restriction on concentration, the Fund currently uses Standard & Poor’s Global Industry Classification Standard (GICS) in order to classify industries.

With respect to the fundamental policy relating to borrowing money set forth in (8) above, 1940 Act permits the Fund to borrow money in an amount up to 33 1/3% of its total assets from banks for any purpose (including pledging, mortgaging, or hypothecating assets) in an amount up to 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Senior securities generally include any obligation or instrument issued by a fund evidencing indebtedness. The 1940 Act generally prohibits funds from issuing senior securities, although it does not treat certain transactions as senior securities, such as certain borrowings, short sales, written options, firm commitment agreements, and standby commitments.

The Fund may invest up to 15% of net assets in illiquid securities, which are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. This restriction is not limited to the time of purchase.

Non-Fundamental Investment Restrictions

The Board of Trustees may change the Fund’s name, investment objective or its principal investment strategies without a shareholder vote. The Fund will notify you in writing at least sixty (60) days before making any such change.

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PORTFOLIO TURNOVER

Purchases and sales of portfolio securities may be made as considered advisable by the Adviser in the best interests of the shareholders. The Fund’s portfolio turnover rate may vary from year to year, as well as within a year. The Fund’s distributions of any net short-term capital gains realized from portfolio transactions are taxable to shareholders as ordinary income. See “FEDERAL INCOME TAXES.” In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for the Fund. See “PORTFOLIO TRANSACTIONS AND BROKERAGE” in this SAI.

For reporting purposes, the Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the Adviser deem it advisable to purchase or sell securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings (defined below) data for the Trust on behalf of the Fund may be disclosed to Third Parties (defined below) (which may include the public) and Service Providers (defined below). No data about the Fund’s portfolio holdings may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Fund: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board of Trustees of the Trust, or an officer of the Trust.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Fund.

Policy Overview

The Board has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Portfolio Holdings. These policies and procedures are designed to protect the confidentiality of the Portfolio Holdings’ information and to prevent the selective disclosure of such information. These policies and procedures may be modified at any time with the approval of the Board.

In order to protect the Fund from any trading practices or other use by a Third Party that could harm the Fund, Portfolio Holdings’ and other Fund-specific information must not be selectively released or disclosed except under the circumstances described below.

Only officers of the Trust and their authorized agents, including, but not limited to, the Chief Compliance Officer of the Adviser, may approve the disclosure of the Fund’s Portfolio Holdings. Except as set forth under “Policy Exceptions” below, exceptions to this Policy may only be made if an officer of the Trust and its authorized agents, including, but not limited to, the Chief Compliance Officer of the Adviser, determines that the disclosure is being made for a legitimate business purpose and such disclosures must be documented and reported to the Board on a quarterly basis. In all cases, Third Parties and Service Providers are required to execute a non-disclosure agreement requiring the recipient to keep confidential any Portfolio Holdings data received and not to trade on the Confidential Portfolio Information (defined below) received. Neither the Trust nor its Service Providers (nor any persons affiliated with either) can receive any compensation or other consideration in connection with the sharing of the Fund’s Portfolio Holdings.

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Disclosure of the Portfolio Holdings’ information that is not publicly available (“Confidential Portfolio Information”) may be made to Service Providers. In addition, to the extent permitted under applicable law, the Adviser may distribute (or authorize the custodian or principal underwriter to distribute) Confidential Portfolio Information to the Fund’s relevant Service Providers and to facilitate the review of the Fund by certain mutual fund analysts and ratings agencies (such as Morningstar and Lipper Analytical Services) (“Rating Agencies”); provided that such disclosure is limited to the information that the Adviser believes is reasonably necessary in connection with the services to be provided. As noted above, except to the extent permitted under this Policy, Confidential Portfolio Information may not be disseminated for compensation or other consideration.

Before any disclosure of Confidential Portfolio Information to Service Providers or Rating Agencies is permitted, the Chief Compliance Officer for the Adviser (or persons designated by such Chief Compliance Officer) must determine in writing that, under the circumstances, the disclosure is being made for a legitimate business purpose. Furthermore, the recipient of Confidential Portfolio Information by a Service Provider or Rating Agency must be either subject to a written confidentiality agreement that prohibits any trading upon the Confidential Portfolio Information or subject to professional or ethical obligations not to disclose or otherwise improperly use the information, such as would apply to independent registered public accounting firms or legal counsel.

The identity of such entities is provided below:

Name of Recipient	Frequency of Holdings Disclosure	Information Lag	Date of Information	Date Provided to Recipients
Hillman Capital Management, Inc. (Adviser)	Daily	None	Daily	Daily
ALPS Fund Services, Inc. (Administrator)	Daily	None	Daily	Daily
UMB Bank, N.A. (Custodian)	Daily	None	Daily	Daily
Cohen & Company, Ltd. (Independent Registered Public Accounting Firm)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Trust Counsel)	As needed	None	As needed	As needed
Thompson Hine LLP (Independent Counsel)	As needed	None	As needed	As needed
Bloomberg L.P.	Daily	None	Daily	Daily
Thomson Reuters Lipper	Monthly	5 days	Monthly	Monthly
Morningstar, Inc.	Monthly	5 days	Monthly	Monthly
FactSet Research Systems Inc.	Monthly	5 days	Monthly	Monthly
Allvue Systems	Daily	None	Daily	Daily

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The Adviser shall have primary responsibility for ensuring that the Portfolio Holdings’ information is disclosed only in accordance with this Policy. As part of this responsibility, the Adviser will maintain such internal policies and procedures as it believes are reasonably necessary for preventing the unauthorized disclosure of Confidential Portfolio Information.

Full Portfolio Holdings

The disclosure policy currently authorizes the quarterly dissemination of full portfolio holdings of the Fund with a five (5) calendar day lag. Except as set forth in this Policy, the full holdings of the Fund will also be disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) Portfolio Holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) Portfolio Holdings as of the end of the first and third fiscal quarters will be filed on Form N-PORT; and (iii) Portfolio Holdings as of the end of the second fiscal quarter will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSR and Form N-PORT filings are available free of charge on the SEC’s website at www.sec.gov. Portfolio holdings information may be separately provided to any person, including rating and ranking organizations such as Morningstar and Lipper, at the same time that it is filed with the SEC.

Partial Portfolio Holdings

Except as set forth in this Policy, partial Portfolio Holdings information will only be provided to Third Parties for the most recent month-end period and only after a five (5) calendar day delay from the end of the month being provided. These holdings may include any combination of the Portfolio Holdings information, except for full Portfolio Holdings.

Policy Exceptions

The following disclosures of Portfolio Holdings are not prohibited by this Policy:

§	Disclosures that are required by law;
§	Disclosures necessary for Service Providers to perform services to the Fund, provided that they are made pursuant to a written agreement between the Service Provider and the receiving party that restricts such receiving party’s use of the information;
§	Disclosure necessary for Rating Agencies to assess applicable fund ratings;
§	Disclosures necessary to broker-dealers or banks as a part of the normal buying, selling, shorting or other transactions in portfolio securities;
§	Disclosures to the applicable Fund’s or Service Providers’ regulatory authorities, accountants or counsel; and
§	Disclosures to the Adviser of compiled data concerning accounts managed by the Adviser.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Investment Decisions and Portfolio Transactions

Investment decisions for the Fund are made with a view to achieving its investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the Fund. Some securities considered for investment by the Fund may also be appropriate for other clients served by the Adviser. Thus, a particular security may be bought or sold for certain clients of the Adviser (including the Fund) even though it could have been bought or sold for other clients at the same time. If a purchase or sale of securities consistent with the investment policies of the Fund and one or more of these clients is considered at or about the same time, transactions in such securities will be allocated among the Fund and clients in a manner deemed fair and reasonable by the Adviser pursuant to its allocation guidelines. Particularly when investing in less liquid or illiquid securities of smaller capitalization companies, such allocation may take into account the asset size of the Fund in determining whether the allocation of an investment is suitable. The Adviser may aggregate orders for the Fund with simultaneous transactions entered into on behalf of its other clients so long as price and transaction expenses are averaged either for the portfolio transaction or for that day. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the security. In some instances, one client may sell a particular security to another client (in all cases, in compliance with applicable law). There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients, including the Fund.

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Brokerage and Research Services

The Adviser places orders for the purchase and sale of portfolio securities for the Fund through several brokers or dealers. The Adviser conducts a thorough analysis, based on its policies and procedures, to determine the broker or dealer to be used and the commission rates to be paid. The factors involved in the broker or dealer selection include transaction costs, broker research capabilities and service level.

The commissions paid by the Fund (which, in the case of fixed income transactions, are reflected in the bid-ask spread) comply with the Adviser’s duty to seek “best execution.” The Fund may pay commissions that are higher than that which they could obtain at another financial institution to effect the same transaction. The Adviser conducts an analysis and makes a determination as to the reasonableness of commissions in relation to the value of the brokerage and research services received. In seeking best execution, the determinative factor is not the lowest possible cost, but whether the transaction represents the best qualitative execution, taking into consideration the full range of services, including without limitation, the value of research provided, execution capability, commission rates, and responsiveness. The Adviser seeks competitive rates but may not obtain the lowest possible commission rates for transactions executed by the Fund. Although the Fund may use a broker-dealer that sells Fund shares to effect transactions for the Fund’s portfolio, the Fund will not consider the sale of Fund shares as a factor when selecting broker-dealers to execute those transactions.

Subject to the Adviser’s policy of seeking best execution for transactions, and subject to the criteria of Section 28(e) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may place trades with a broker-dealer that provides brokerage and research services. The Adviser may have an incentive to select or recommend a broker based on its interest in receiving research or other products or services, rather than its interest in receiving the most favorable execution for the Fund. However, in selecting a broker for research, the Adviser makes a good faith determination that the amount of commission charged is reasonable in relation to the value of the brokerage, research received. The determination may be viewed in terms of a particular transaction or the Adviser’s overall responsibilities with respect to the accounts over which it exercises investment discretion. Research and brokerage services provided by broker-dealers chosen by the Adviser to place the Fund’s portfolio transactions may be useful to the Adviser in providing services to the Adviser’s other clients, although not all of these services may be necessarily useful and of value to the Adviser in managing the Fund. Conversely, brokerage and research products and services provided to the Adviser by broker-dealers in connection with trades executed on behalf of other clients of the Adviser may be useful to the Adviser in managing the Fund, although not all of these brokerage and research products and services may be necessarily useful and of value to the Adviser in managing such other clients. Subject to Section 28(e) of the 1934 Act, the Adviser may pay a broker additional commission in recognition of the value of the brokerage and/or research services provided by that broker. When the Adviser uses Fund brokerage commissions to obtain research or other products or services, the Adviser receives a benefit because it does not have to produce or pay for the research, products or services. The advisory fees paid by the Fund are not reduced because the Adviser receives such services even though the receipt of such services relieves the Adviser from expenses it might otherwise bear. However, because the Adviser pursues an investment strategy on behalf of the Fund that is primarily fixed income, rather than equity, oriented, the amount of “soft” dollars that may be generated by trading in the Fund and accordingly utilized to pay for research or other products or services provided by brokers, dealers or other third parties historically has not been meaningful.

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The Adviser may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of the Adviser where, in the judgment of the Adviser, such firm will be able to obtain a price and execution at least as favorable as other qualified broker-dealers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the Adviser may receive and retain compensation for effecting portfolio transactions for the Fund on a securities exchange if the commissions paid to such an affiliated broker-dealer by the Fund on exchange transactions do not exceed “usual and customary brokerage commissions.” The rules define “usual and customary” commissions to include amounts which are “reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time.” As required by applicable SEC rules, the Board has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker are consistent with the foregoing standards. As of the date hereof, the Adviser does not have any affiliated broker-dealer.

The following table lists the total amount of brokerage commissions paid by the Fund for the last three fiscal years ended September 30:

	For the Fiscal Year Ended September 30, 2025	For the Fiscal Year Ended September 30, 2024	For the Fiscal Year Ended September 30, 2023
Hillman Value Fund	$50,541	$31,262	$31,426

PURCHASE, EXCHANGE AND REDEMPTION OF SHARES

ALPS Fund Services, Inc. (the “Transfer Agent”) will maintain an account for each shareholder upon which the registration and transfer of shares are recorded, and any transfers shall be reflected by bookkeeping entry, without physical delivery. Confirmations of each purchase or redemption are sent to each shareholder. Quarterly statements of account are sent which include shares purchased as a result of a reinvestment of Fund distributions. The Transfer Agent will require that a shareholder provide requests in writing, accompanied by a valid signature guarantee form, when changing certain information in an account (i.e., wiring instructions, telephone privileges, etc.).

Purchase of Shares

No sales charges will be applied to your share purchases.

The minimum investments in the Fund are set forth in the Prospectus. The Fund reserves the right to waive or change investment minimums.

Subsequent investments may be made at any time by mailing a check to the Transfer Agent, along with a detachable stub from the Statement of Account (or a letter providing the account number). Shareholders should be sure to write the Fund’s account number on the check. Purchases of Fund shares (initial or subsequent) may not be made by third-party check.

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Share purchase orders are effective at the next determined net asset value after the Fund or its authorized agents receive your purchase instructions in good order and, if applicable, a new Account Application. The Fund will accept purchases only in U.S. dollars drawn from U.S. financial institutions. Cashier’s checks, money orders, credit card convenience checks, cash or equivalents or payments foreign currencies are not acceptable forms of payment. Share certificates will not be issued.

Initial and subsequent investments may also be made by wire transfer. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

Transactions are processed at the next determined net asset value after your instructions are received in good order. Transactions received prior to the close of the New York Stock Exchange, “market close” (typically 4:00 PM EST), will be processed with the current trade date. Transactions received after market close will be processed on the next business day.

The price of the Fund’s shares and the valuation of Fund assets are discussed below in “NET ASSET VALUE.”

Exchange of Shares

If you are an existing shareholder of the Fund, you may exchange into a new account copying your existing account registration and options. Exchanges between accounts will be accepted only if registrations are identical.

Exchanges must meet the minimum investment requirements described in the Prospectus. Before affecting an exchange, you should read the Prospectus.

An exchange between shares issued by different funds represents the taxable sale of shares from one fund and the purchase of shares of another fund. For U.S. federal income tax purposes, this may produce a taxable gain or loss in your non-tax qualified account.

Redemption of Shares

If the Board of Trustees determines that it is in the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption price in whole, or in part, by a distribution in kind from the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as such Board may deem fair and equitable. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity. However, the Fund is required to redeem shares solely for cash up to the lesser of $250,000 or 1% of the NAV of the Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in-kind. Redemption in kind is not as liquid as a cash redemption.

Redemption Procedures. The Fund will redeem all full and fractional shares of the Fund upon request on any business day at the applicable net asset value determined after the receipt of proper redemption instructions, less any applicable redemption fees. Shareholders liquidating their holdings will receive upon redemption all dividends reinvested through the date of redemption. If notice of redemption is received on any business day, the redemption will be effective on the date of receipt. Payment will ordinarily be made by wire on the next business day, but, in any case, within no more than seven business days from the date of receipt. If the notice is received on a day that is not a business day or after the close of regularly scheduled trading on the NYSE, the redemption notice will be deemed received as of the next business day. The value of shares at the time of redemption may be more or less than the shareholder’s cost.

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Note: The Fund has the right to suspend or postpone redemptions of shares for any period (i) during which the NYSE or exchange is closed, other than customary weekend and holiday closings; (ii) during which trading on the NYSE or exchange is restricted; or (iii) during which (as determined by the SEC or other regulatory authority by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or as otherwise permitted by the SEC or other regulatory authority. The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

TRUSTEES AND OFFICERS

The business and affairs of the Fund are managed under the direction of the Trust’s Board of Trustees. The Board approves all significant agreements between/among the Fund and the persons or companies that furnish services to the Fund, including agreements with the Fund’s distributor, Adviser, administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated to the Adviser and the Fund’s administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of the Trust are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

Independent Trustees

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***	Number of Funds in Fund Complex Overseen by Trustee****	Other Directorships Held by Trustee During Past 5 Years***
Ward D. Armstrong, Birth year: 1954	Trustee and Chairman	Mr. Armstrong was appointed to the Board on May 27, 2016 and elected to the Board by shareholders on April 12, 2021. Mr. Armstrong was appointed Chairman of the Board at the August 24, 2017 meeting of the Board of Trustees.	Mr. Armstrong is currently retired. From February 2010 to July 2015, he was Co-Founder and Managing Partner of NorthRock Partners, a private wealth advisory firm providing comprehensive wealth management and family office services to the high net-worth marketplace. Previously, he was Senior Vice President, Ameriprise Financial (1984 to 2007); Chairman of Ameriprise Trust Company (1996 to 2007) and President, American Express Institutional Asset Management (2002 to 2004). He has also served on several investment related Boards including Kenwood Capital Management, RiverSource Investments, American Express Asset Management International and was Chair of the Ordway Theatre Endowment Committee.	8	Mr. Armstrong is a Director of the Heartland Group, Inc. (3 funds) (2008 to present).

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Merrillyn J. Kosier, Birth year: 1959	Trustee	Ms. Kosier was appointed to the Board on November 17, 2021.	Ms. Kosier retired from Ariel Investments as Executive Vice President in 2019. During her twenty year tenure at the firm, she served as Chief Marketing Officer, Ariel Mutual Funds (2007 - 2019); Trustee for Ariel Investment Trust (2003 - 2019) and President of Ariel Distributors, LLC (2002 - 2019). Prior to joining Ariel Investments, she was Senior Vice President at Wanger Asset Management, the investment adviser to Acorn Investment Trust (1993 - 1998); Vice President of Marketing Communications at Kemper Financial Services (1984 - 1993); and a Registered Sales Representative at R. J. O’Brien & Associates (1982 - 1984). Most recently, Ms. Kosier joined the board of Miami Corporation Management, a multi-generation family office and family holding company (June 2023 - present). She is also Board and CEO Advisor to Bridgeway Capital Management, a U.S. asset manager specializing in statistically driven institutional investment strategies, mutual funds, and sub-advisory services (December 2023 - present).	8	Ms. Kosier is a Trustee at the Harris Theater For Music and Dance (2006 - present) where she currently serves as Chair of the Board (2022 - present). She is also a Board Member at The Arts Club of Chicago (2021 - present).
Patrick Seese, Birth year: 1971	Trustee	Mr. Seese was elected to the Board on October 30, 2012.	Mr. Seese is an owner and a Managing Director of Integris Partners, a middle-market investment banking firm serving closely-held companies, financial sponsors and public companies (February 2008 to present). Prior to this, Mr. Seese was a Managing Director of Headwaters MB, a middle-market investing banking firm (December 2003 to February 2008). Prior to that, Mr. Seese worked in Credit Suisse First Boston’s Mergers and Acquisitions Group and served as Head of Corporation Development, Katy Industries, a publicly traded industrial and consumer products company and at Deloitte & Touche LLP, where he began his career in 1994.	8	Mr. Seese is a Director of the Alpha Alternative Assets Fund (September 2021 to Present), The Mile High Five Foundation (2013 to present) and SJ Panthers Foundation (2016 to present).

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Officers

Name, Birth Year & Address*	Position(s) Held with Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past 5 Years***
Lucas Foss, Birth Year: 1977	President	President since August 2022 Compliance Officer from January 2018 -August 2022	Mr. Foss rejoined ALPS in November 2017 and is currently Director, Fund Compliance & Governance at SS&C ALPS. Mr. Foss is also the President of Financial Investors Trust and Chief Compliance Officer of Sound Point Meridian Capital, Inc; Bluerock Total Income + Real Estate Fund; Bluerock High Income Institutional Credit Fund; SPDR® S&P 500® ETF Trust, SPDR® Dow Jones® Industrial Average ETF Trust, SPDR® S&P MIDCAP 400® ETF Trust.
Jill McFate Birth year: 1978	Treasurer	Since December 2021	Ms. McFate joined ALPS in 2021 and is currently Senior Director, Fund Administration of ALPS. Prior to joining SS&C ALPS, Jill managed financial reporting and N-PORT regulatory reporting services during her 14 years at The Northern Trust Company as Vice President, Financial Reporting Manager.
Theodore J. Uhl, Birth Year: 1974	Chief Compliance and Anti-Money Laundering Officer	Since August 2024	Mr. Uhl joined ALPS in October 2006, and is currently Deputy Compliance Officer of ALPS. Prior to his current role, Mr. Uhl served as Senior Risk Manager for ALPS from October 2006 until June 2010. Before joining ALPS, Mr. Uhl served a Sr. Analyst with Enenbach and Associates (RIA), and a Sr. Financial Analyst at Sprint. Because of his position with ALPS, Mr. Uhl is deemed an affiliate of the Trust as defined under the 1940 Act. Mr. Uhl is also Chief Compliance Officer of Financial Investors Trust, GraniteShares ETF Trust, Accordant ODCE Index Fund, Axonic Funds, and the SS&C Interval Fund Platform.
Camilla Nwokonko, Birth year: 1995	Secretary	Since October 2024	Ms. Nwokonko specializes in legal and regulatory matters in investment management, including regulatory compliance, corporate governance, and issues related to both registered and private funds. She holds a Juris Doctor from Marquette University Law School and a Bachelor of Science in Economics from Texas A&M University, providing her with a solid academic foundation. Prior to her current role, she gained valuable experience as an Associate Attorney at U.S. Bank Global Fund services—a global fund administrator, where she navigated complex regulatory frameworks. Ms. Nwokonko has also obtained experience through internships and roles at Northwestern Mutual and Oracle Corporation.

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*	All communications to Trustees and Officers may be directed to ALPS Series Trust c/o 1290 Broadway, Suite 1000, Denver, CO 80203.
**	This is the period for which the Trustee or Officer began serving the Trust. Each Trustee serves an indefinite term, until such Trustee’s successor is elected and appointed, or such Trustee resigns or is deceased. Officers are elected on an annual basis.
***	Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
****	The Fund Complex currently consists of 8 series of the Trust.

Ward D. Armstrong- Through his experience as a senior officer of and board member of financial and other organizations, Mr. Armstrong contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other funds and operating companies. He was selected to serve as a Trustee of the Trust based on his business, financial services and investment management experience. Additional information regarding Mr. Armstrong’s principal occupations and other directorships held is presented in the chart above. Mr. Armstrong received a B.S. in Business Administration (Finance Emphasis) from the University of Minnesota, Carlson School of Management.

Merrillyn J. Kosier- Through her experience as a senior officer and trustee in the investment management industry, Ms. Kosier contributes her management and oversight experience to the Board. The Board also benefits from her experience as a board member of other organizations. She was selected to serve as a Trustee of the Trust based on her business acumen, regulatory and 40 Act funds knowledge, distribution and marketing/communications experience in the financial services arena. Additional information regarding Ms. Kosier’s principal occupations and other directorships held is presented in the chart above. Ms. Kosier is a graduate of Andrews University and earned an MBA from Loyola University Chicago.

Patrick Seese- Through his experience as a senior officer of and board member of financial and other organizations, Mr. Seese contributes his management and oversight experience to the Board. The Board also benefits from his experience as a member of the board of other organizations. He was selected to serve as a Trustee of the Trust based on his business, financial services and accounting experience. Additional information regarding Mr. Seese’s principal occupations and other directorships held is presented in the chart above.  Mr. Seese is a graduate of the University of Colorado and earned an MBA from The University of Chicago Booth School of Business. He is one of the founders of The Mile High Five Foundation (MH5), a charity dedicated to fund youth/health-related organizations.

None of the Independent Trustees owns securities in Hillman Capital Management, Inc., the Fund’s investment adviser, or ALPS Distributors, Inc., the Fund’s principal underwriter, nor do they own securities in any entity directly controlling, controlled by, or under common control with these entities.

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Leadership Structure and Oversight Responsibilities

Overall responsibility for oversight of the Fund rests with the Trustees. The Trust has engaged the Adviser to manage the Fund on a day-to day basis. The Board is responsible for overseeing the Adviser and other service providers in the operations of the Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s Declaration of Trust. The Board is currently composed of three members, all of whom are Independent Trustees. The Board meets at regularly scheduled quarterly meetings each year. In addition, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As described below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee, and may establish ad hoc committees or working groups from time to time, to assist the Board in fulfilling its oversight responsibilities. The Independent Trustees have also engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has appointed Ward D. Armstrong, an Independent Trustee, to serve in the role of Chairman. The Chairman’s role is to preside at all meetings of the Board and to act as a liaison with the Adviser, other service providers, counsel and other Trustees generally between meetings. The Chairman may also perform such other functions as may be delegated by the Board from time to time. The Board reviews matters related to its leadership structure annually. The Board has determined that the Board’s leadership structure is appropriate given the Trust’s characteristics and circumstances. These include the Trust’s series of fund shares, each fund’s single portfolio of assets, each fund’s net assets and the services provided by the fund’s service providers.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with and reviews reports from, among others, Fund management, the Adviser, the Fund’s Chief Compliance Officer, the Fund’s legal counsel and the independent registered public accounting firm for the Fund regarding risks faced by the Fund. The Board, with the assistance of Fund management and the Adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. The Board has appointed a Chief Compliance Officer to oversee the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and their principal service providers. In addition, as part of the Board’s periodic review of the Fund’s advisory and other service provider agreements, the Board may consider risk management aspects of these service providers’ operations and the functions for which they are responsible.

Audit Committee. The Board has an Audit Committee which considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine. The Audit Committee also considers the engagement and compensation of the independent registered public accounting firm (“Firm”) and ensures receipt from the Firm of a formal written statement delineating relationships between the Firm and the Trust, consistent with Public Company Accounting Oversight Board Rule 3526. The Audit Committee also meets privately with the representatives of the Firm to review the scope and results of audits and other duties as set forth in the Audit Committee’s Charter. The Audit Committee members, each of whom are Independent Trustees, are: Ward D. Armstrong, Merrillyn J. Kosier and Patrick Seese. The Audit Committee met three times during the fiscal year ended September 30, 2025.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee meets periodically to advise and assist the Board in selecting nominees to serve as trustees of the Trust. The Nominating and Corporate Governance Committee believes the Board generally benefits from diversity of background, experience and views among its members and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy in this regard. The Nominating and Corporate Governance Committee also advises and assists the Board in establishing, implementing and executing policies, procedures and practices that assure orderly and effective governance of the Trust and effective and efficient management of all business and financial affairs of the Trust. Members of the Nominating and Corporate Governance Committee are: Ward D. Armstrong, Merrillyn J. Kosier and Patrick Seese. The Nominating and Corporate Governance Committee of the Board met one time during the fiscal year ended September 30, 2025.

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Independent Trustee Retirement Policy. The Trustees do not serve a specified term of office. Each Trustee will hold office until the termination of the Trust or his or her earlier death, resignation, retirement, incapacity, or removal. Under the Fund’s Independent Trustee Retirement Policy (“Retirement Policy”), Independent Trustees are required to retire upon the end of the calendar year in which such Trustee attains age of 80. The Trustees review the Fund’s Retirement Policy from time to time and may make changes as deemed appropriate.

Shareholder Nominations. The Board will consider shareholder nominees for Trustees. All nominees must possess the appropriate characteristics, skills and experience for serving on the Board. In particular, the Board and its Independent Trustees will consider each nominee’s integrity, educational and professional background, understanding of the Trust’s business on a technical level and commitment to devote the time and attention necessary to fulfill a Trustee’s duties. All shareholders who wish to recommend nominees for consideration as Trustees shall submit the names and qualifications of the candidates to the Secretary of the Trust by writing to: ALPS Series Trust, c/o Secretary, 1290 Broadway, Suite 1000, Denver, Colorado, 80203.

As of December 31, 2025, the dollar range of equity securities in the Fund beneficially owned by the Trustees were as follows:

Trustees	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Ward Armstrong	None	None
Merrillyn J. Kosier	None	None
Patrick Seese	None	None

*	The Fund Complex currently consists of 8 series of the Trust.

Remuneration of Trustees. As of September 30, 2025, the Trustees of the Trust receive a quarterly retainer of $16,250, plus $5,000 for each regular Board or Committee meeting attended and $2,000 for each special telephonic or in-person Board or Committee meeting attended. Additionally, the Audit Committee Chair receives a quarterly retainer of $1,875 and the Independent Chair receives a quarterly retainer of $4,250. The Trustees are also reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

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For the fiscal year ended September 30, 2025, the Trustees received the following compensation:

Trustees	Aggregate Compensation From the Trust	Pension Or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Aggregate Compensation From The Trust And Fund Complex Paid To Trustees*
Ward D. Armstrong	$102,000	$0	$0	$102,000
J. Wayne Hutchens**	$85,000	$0	$0	$85,000
Merrillyn J. Kosier	$85,000	$0	$0	$85,000
Patrick Seese	$92,500	$0	$0	$92,500

*	The Fund Complex currently consists of 8 series of the Trust.
**	J. Wayne Hutchens resigned as a Trustee of the Trust effective after the close of business on November 20, 2025.

No officer, trustee, or employee of the Adviser or any of its affiliates receives any compensation from the Fund for serving as an officer or trustee of the Fund.

INVESTMENT MANAGER

Hillman Capital Management, Inc. (the “Adviser”), is located at 7255 Woodmont Avenue, Suite 260, Bethesda, Maryland 20814. Subject to the authority of the Trust’s Board of Trustees, the Adviser is responsible for the overall management and administration of the Fund’s business affairs. The Adviser is controlled by Mark A. Hillman, who founded the firm and serves as chief executive officer and chief investment officer. As of December 31, 2025, the Adviser managed approximately $195.9 million in assets under management.

Pursuant to the Investment Advisory Agreement (the “Advisory Agreement”) between the Trust and the Adviser, the Fund pays the Adviser an annual management fee of 0.70% based on the Fund’s average daily net assets. The management fee is paid on a monthly basis. The Board and shareholders of the Fund may terminate the Advisory Agreement upon sixty (60) days’ written notice. The Adviser may terminate the Advisory Agreement upon one hundred and twenty (120) days’ notice.

The Adviser has contractually agreed to limit the Total Annual Fund Operating Expenses of the Fund (exclusive of (i) any front-end or contingent deferred loads; (ii) brokerage fees and commissions; (iii) acquired fund fees and expenses; (iv) fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); (v) borrowing costs (such as interest and dividend expense on securities sold short); (vi) taxes; and (vii) extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees and contractual indemnification of Fund service providers (other than the Adviser)) to an annual rate of not more than: 0.95% of the Fund’s average daily net assets for the Fund’s No Load Class. This agreement is in effect through at least January 31, 2026, and will automatically continue upon annual approval by the board for successive twelve-month periods unless (i) it is terminated earlier by the Board of Trustees, or (ii) the Adviser provides at least 30 days written notice of its non-continuance prior to the end of the then effective term. Except due to the Adviser’s notice of non-renewal, this Agreement may only be amended or terminated with the approval of the Board of Trustees of the Trust.

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The table below shows the management fees earned by the Adviser for the fiscal years indicated below:

Hillman Value Fund	For the Fiscal Year Ended September 30, 2024	For the Fiscal Year Ended September 30, 2023	For the Fiscal Year Ended September 30, 2022
Gross Advisory Fees	$1,113,600	$1,705,598	$1,726,453
Waiver of Advisory Fees	$(129,798)	($188,445)	($384,186)
Reimbursement of other Expenses	$0	$0	$0
Net Advisory Fees	$983,802	$1,517,153	$1,342,267

DISTRIBUTOR

Shares of the Fund are offered on a continuous basis through ALPS Distributors, Inc. (an affiliate of ALPS Fund Services, Inc.) (the “Distributor”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, pursuant to a distribution agreement between the Distributor and the Trust on behalf of the Fund. The Distributor is not obligated to sell any specific amount of Fund shares.

CODE OF ETHICS

The Trust, the Adviser and the Distributor each have adopted a code of ethics consistent with the requirements of Rule 17j-1 of the 1940 Act. Subject to certain restrictions, these codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold. The codes of ethics are on public file with, and are available from, the SEC.

ADMINISTRATOR

The Trust on behalf of the Fund currently employs ALPS Fund Services, Inc. (an affiliate of the Distributor) (“ALPS” or the “Administrator”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, under an administration agreement to provide certain administrative services to the Fund.

The table below shows the administrative fees earned by ALPS for the fiscal years indicated below:

	For the Fiscal Year Ended September 30, 2025	For the Fiscal Year Ended September 30, 2024	For the Fiscal Year Ended September 30, 2023
Hillman Value Fund	$158,733	$154,470	$142,427

PROXY VOTING POLICIES AND PROCEDURES

The Board has approved delegating proxy voting discretion to the Adviser believing that the Adviser should be responsible for voting because it is a matter relating to the investment decision making process.

Attached as Appendix B are the Trust’s Proxy Voting Policies and Procedures and a Summary of the Adviser’s Proxy Voting Policies and Procedures that the Adviser uses to determine how to vote proxies relating to portfolio securities. Information on how a Fund voted proxies relating to portfolio securities during the most recent prior 12-month period ended June 30 will be available without charge, (i) upon request, by calling 240-744-4500 or sending a request to info@hillmancapital.com and (ii) on the SEC’s website at http://www.sec.gov.

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PRINCIPAL SHAREHOLDERS

To the best knowledge of the Trust, the names and addresses of the record and beneficial holders of 5% or more of the outstanding shares of the Fund and the percentage of the outstanding shares held by such holders are set forth below. To the best knowledge of the Trust, entities shown as owning more than 25% of the outstanding Shares of the Fund are not the beneficial owners of such Shares, unless otherwise indicated.

A shareholder who owns beneficially 25% or more of the outstanding securities of the Fund is presumed to “control” that Fund as defined in the 1940 Act. Such control may affect the voting rights of other shareholders.

As of December 31, 2025, the following shareholders owned 5% or more of the outstanding shares of a class of the Fund as listed below:

Fund	Class	Shareholder Name	Address	Percentage of Interest	Type of Ownership
Hillman Value Fund	Investor	CHARLES SCHWAB & CO	ATTN MUTUAL FUNDS SF215FMT-05 211 MAIN ST SAN FRANCISCO, CA 94105	44.13%	Dealer
Hillman Value Fund	Investor	NATIONAL FINANCIAL SERVICES	PO BOX 8099 WEXFORD, PA 15090	25.37%	Dealer
Hillman Value Fund	Investor	RAYMOND JAMES & ASSOCIATES, INC.	880 CARILLON PKWY ST PETERSBURG, FL 33716	16.25%	Dealer

As of December 31, 2025, none of the Trustees or Officers of the Trust owned any of the outstanding shares of the Hillman Value Fund.

EXPENSES

The Fund’s expenses include taxes, interest, fees and salaries of the Trust’s Trustees and officers who are not trustees, officers or employees of the Fund’s service contractors, SEC fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. The Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities.

PORTFOLIO MANAGER

The following sections set forth certain additional information with respect to the portfolio manager for the Fund. Unless noted otherwise, all information is provided as of September 30, 2025.

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Other Accounts Managed by Portfolio Managers

The table below identifies as of September 30, 2025, the number of accounts (other than the Fund with respect to which information is provided) for which the Fund’s portfolio manager has day-to-day management responsibilities and the total assets in such accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number	Total Assets (in millions)	Number	Total Assets (in millions)	Number	Total Assets (in millions)
Mark A. Hillman	1	$105.2	0	$0	181	$78.1

Portfolio Manager Compensation

Mark A. Hillman is the Fund’s portfolio manager. He is a principal of the Adviser and his compensation consists of a fixed annual salary, plus additional remuneration based on the Adviser’s assets under management. Compensation is not directly linked to the Fund’s performance, although positive performance and growth in managed assets are factors that may contribute to the Adviser’s distributable profits and assets under management.

Potential Conflicts of Interest with Other Accounts

Potential conflicts of interest may arise when a fund’s portfolio managers have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The Adviser has worked to establish a firm-wide culture of compliance, and accordingly has adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the Adviser and the individuals that it employs. For example, the Adviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The Adviser has also adopted trade allocation procedures that are designed to facilitate the fair and equitable allocation of limited investment opportunities among multiple funds and accounts over time. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts of interest include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts, including the Fund. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

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Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may (and typically will) be allocated among these several funds or accounts (or a subset of those funds or accounts), which may limit the Fund’s ability to take full advantage of the investment opportunity. Moreover, a potential conflict of interest involving client allocations may become more acute in the case of a privately-negotiated transaction in which the Adviser and/or its affiliated persons (including its portfolio managers) may have a heightened pecuniary interest (e.g., where the Adviser may be incentivized to overreach certain funds and/or accounts, including the Fund, either by including them in such transaction even though it would not be consistent with their investment objective, or by negotiating certain terms of the private transaction that inure to the benefit of certain funds and/or accounts at the expense of others, such as the Fund). The Adviser has developed compliance procedures designed to mitigate conflicts of interest associated with such transactions, particularly with respect to any follow-on investment opportunity that arises as a direct result of an existing investment(s) already held by one or more of the Adviser’s clients (including the Fund). In these circumstances, the portfolio managers will first endeavor to allocate the ensuing follow-on transaction on a pro rata basis to those client accounts that hold such existing investment(s) in the issuer based on the market value of such investment(s) at the time of such allocation, with excess capacity, if any, then allocated to those client accounts that do not otherwise hold an existing investment in the issuer in a manner consistent with the Adviser’s allocation guidelines. While the Adviser believes that its compliance procedures, which provide that a Hillman Capital Management, Inc. legal professional shall review the proposed final allocation of any such transaction, adequately mitigate this risk, conflict resolution by the Adviser may result in certain clients (such as the Fund) receiving less consideration and/or less favorable treatment than they may have otherwise received in the absence of such a conflict of interest.

Pursuit of Differing Investment Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, a portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts, including the Fund. Because of differences in client investment objectives and strategies, risk tolerances, tax status and other criteria, there may, however, be differences among clients in invested positions and securities held. Furthermore, a portfolio manager may purchase a security for one client account while appropriately selling that same security for another client account.

Investments in Different Layers of the Capital Structure. Client accounts managed by a portfolio manager may make an investment in a portfolio company in which another client of the Adviser holds an investment in a different class of such company’s debt or equity. Similarly, from time to time, clients of the Adviser will hold multiple investments across the capital structure of an issuer of varying classes, types or seniorities, but will hold different proportions of each such investment. Although the Adviser generally will make such investments only when it believes that such investment is in the best interests of each account and the possibility of actual adversity between such client accounts is remote, there may be instances where the interests of such client accounts, such as the Fund, actually conflict with one another. For example, one of the Adviser’s clients (such as the Fund) may hold unsecured debt of an issuer while another client holds secured debt of the same issuer, potentially resulting in one client holding an investment that is senior or junior to another client in the capital structure of such entity. In a restructuring, workout or other distressed scenario, the interests of such clients might be adverse to one another, and one such client might recover all or part of their investment while the other client does not. Decisions about what action should be taken in a troubled situation, including whether or not to enforce claims, whether or not to advocate or initiate a restructuring or liquidation inside or outside of bankruptcy, and the terms of any work-out or restructuring, raise conflicts of interest concerns. In such circumstances, it is possible that a certain client’s interests may be subordinated or otherwise adversely affected by the Adviser by virtue of the other clients’ involvement and actions relating to their investment in the issuer. The Adviser will endeavor to mitigate such conflicts by treating each of its clients in as fair and equitable a manner as possible in light of the particular facts and circumstances. However, conflict resolution by the Adviser in such circumstances may result in one or more clients receiving less consideration and/or less favorable treatment than they may have otherwise received in the absence of such a conflict of interest. Furthermore, there can be assurance that the Adviser’s own interests will not influence its conduct when attempting to mitigate such conflicts.

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Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or account that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees (with respect to equity transactions in particular) than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he manages, including the Fund.

Variation in Compensation; Personal Interests. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he manages. If the structure of the Adviser’s management fee and/or a portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), a portfolio manager might be motivated to recommend more attractive investment opportunities for certain funds and/or accounts over others. Furthermore, the portfolio manager might be motivated to favor funds and/or accounts in which he has a personal interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit such portfolio manager.

Cross Transactions. The Adviser may also execute transactions between or among client accounts (including rebalancing trades between client accounts, such as the Fund) by executing simultaneous purchase and sale orders for the same security. Even in situations where the Adviser believes there is no disadvantage to its clients, these “cross trade” transactions may nonetheless create an inherent conflict of interest. When engaging in cross transactions, the Adviser acts in good faith to ensure such transactions are fair and in the best interests of all participating client accounts and in all cases in accordance with applicable law (including, without limitation, Rule 17a-7 under the 1940 Act).

Personal Trading. The Adviser permits its portfolio managers to trade securities for their own accounts. Portfolio managers, through their position with the firm, are in a position to take investment opportunities for themselves before such opportunities are executed on behalf of clients. Thus, the Adviser has an obligation to assure that its portfolio managers do not “front-run” trades for clients or otherwise favor their own accounts. To that end, the Adviser maintains a personal trading policy within its code of ethics that includes pre-clearance procedures that require its personnel to preclear trades in individual securities of all companies, irrespective of whether or not the Adviser intends to transact in such issuer.

Ownership of Securities

The table below identifies ownership of Fund securities by the Portfolio Manager as of September 30, 2025.

Portfolio Manager	Dollar Range of Ownership of Securities
Mark A. Hillman	Over $1,000,000

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NET ASSET VALUE

The following is a description of the procedures used by the Fund in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of the Fund is determined once daily as of the close of regularly scheduled trading on the NYSE (normally, 4:00 p.m. Eastern time). The Fund’s net asset value is calculated on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges for which market quotations are available are valued at the official closing price. If there is no official closing price, the valuation designee values securities at the mean of the last bid and ask price which represents the current value of the security.

Securities that are primarily traded on foreign exchanges generally are valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by the valuation designee. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. In certain circumstances, bid and ask prices may be obtained from (i) a broker/dealer specified and deemed reliable by the valuation designee, (ii) pink sheets, yellow sheets or the blue list, or (iii) a pricing agent that obtains quotations from broker/dealers or evaluates the value of the respective bid and ask prices. All other securities and other assets of the Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the valuation designee. Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations.

FEDERAL INCOME TAXES

This section provides additional information concerning U.S. federal income taxes. It is based on the Internal Revenue Code of 1986, as amended (the “Code”), applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date of this SAI, and all of which are subject to change, possibly with retroactive effect. The following does not address any state, local or foreign or estate or gift tax matters.

A shareholder’s U.S. federal income tax consequences from acquiring, holding and disposing of shares in the Fund may vary depending upon the shareholder’s particular situation. Except where expressly noted, this discussion only applies to shareholders who are U.S. persons. For purposes of this discussion, U.S. persons are: (i) U.S. citizens or residents, (ii) U.S. corporations (i.e., entities classified as corporations for U.S. tax purposes organized under the laws of the United States or any state), (iii) an estate whose income is subject to U.S. federal income taxation regardless of its source, or (iv) a trust, if a court within the United States is able to exercise primary supervision over its administration and one or more U.S. persons have the authority to control all of its substantial decisions, or if the trust has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person..

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Except where expressly noted, this discussion does not address issues of significance to U.S. persons in special situations such as: (i) certain types of tax-exempt entities, (ii) shareholders holding shares through tax-qualified accounts (such as 401(k) plan accounts or individual retirement accounts), (iii) shareholders holding investments through foreign institutions (financial and non-financial), (iv) financial institutions, (v) broker-dealers, and traders in securities that elect to mark-to-market their securities holdings, (vi) shareholders holding shares as part of a hedge, straddle or conversion transaction, (vii) shareholders who are subject to either the U.S. federal alternative minimum tax or the U.S. federal corporate minimum tax, (viii) insurance companies, and (ix) shareholders that are pass-through entities.

If a pass-through entity (including for this purpose any entity treated as a partnership or S corporation for U.S. federal income tax purposes) is a beneficial owner of shares, the tax treatment of an owner in the pass-through entity will generally depend upon the status of the owners and the activities of the pass-through entity. Owners of pass-through entities that are considering the purchase of shares should consult their tax advisers regarding the U.S. federal income tax consequences of the purchase, ownership and disposition of shares.

The Fund has not requested and will not request an advance ruling from the Internal Revenue Service (the “IRS”) as to the U.S. federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. In addition, the foregoing discussion only addresses some of the U.S. federal income tax considerations generally affecting investments in the Fund. Prospective shareholders are urged to consult with their tax advisers as to the particular U.S. federal tax consequences to them of an investment in the Fund, as well as the applicability and effect of any state, local or foreign laws, and the effect of possible changes in applicable tax laws.

General Policies

In general, it is the Fund’s policy to distribute annually to its shareholders as “ordinary income dividends” substantially all of its investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses). It is also the Fund’s policy to distribute annually the excess of net long-term capital gains over net short-term capital losses, if any, after offsetting any capital loss carryovers, as “capital gains dividends.”

Ordinary income dividends and capital gain distributions are payable as of the close of the Exchange on the record date for each dividend or distribution. Shareholders may elect to re-invest their ordinary income dividends or capital gain distributions, or both. The election may be made at any time by submitting a written request directly to the Fund. In order for a change to be in effect for any dividend or distribution, it must be received by the Fund on or before the record date for such dividend or distribution.

Distributions and dividends are reinvested in additional Fund shares unless you instruct the Transfer Agent to have your distributions and/or dividends paid by check mailed to the address of record or transferred through an Automated Clearing House to the bank of your choice. If you elect to receive your dividends in cash and the dividend checks sent to you are returned “undeliverable” to the Fund or remain uncashed for six months, your cash election will automatically be changed and your future dividends will be reinvested. No interest will accrue on amounts represented by uncashed dividend or redemption checks.

As required by federal law, detailed U.S. federal tax information will be furnished to each shareholder for each calendar year.

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Taxation of the Fund

The Fund intends to elect to be treated and qualify each year as a regulated investment company under Subchapter M of the Code. The Fund also expects to be treated as a separate entity for federal income tax purposes. This discussion assumes that the Fund will qualify under Subchapter M of the Code as a regulated investment company and will satisfy distribution requirements for taxation as a regulated investment company (as described below), although there can be no assurance that these assumptions will be correct.

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things: (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from interests in “qualified publicly traded partnerships;” (ii) diversify its holdings so that at the end of each fiscal quarter, (a) at least 50% of the value of its total assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally, with respect to any one issuer, to no more than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested in (1) the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer, (2) the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses, or (3) in the securities of one or more qualified publicly traded partnerships and (iii) distribute with respect to each taxable year an amount equal to or exceeding the sum of (a) 90% of its “investment company taxable income,” as that term is defined in the Code (which generally includes, among other things, dividends, taxable interest, and the excess of any net short-term capital gains over net long-term capital losses, as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (b) 90% of its tax-exempt interest income, net of expenses allocable thereto. For purposes of meeting the diversification requirement described in (ii) above, in the case of the Fund’s investment in loan participations, the issuer may be the financial intermediary or the borrower. The requirements for qualification as a regulated investment company may significantly limit the extent to which the Fund may invest in some investments.

With respect to (i) above, the IRS may limit qualifying income from foreign currency gains to the amount of such gains that are directly related to a regulated investment company’s principal business of investing in stock or securities (or options and futures with respect thereto) pursuant to Treasury Regulations that may be promulgated in the future. For purposes of the 90% gross income requirement described in (i) above, income derived from a partnership will generally be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (defined as an entity taxed as a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (y) that derives more than 90% of its income from the qualifying income described in (i) above) will be treated as qualifying income. In addition, although in general the passive activity loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (ii)(a) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

In certain situations, the Fund can cure failures to meet the income and diversification tests described above, including, in some cases, by paying the Fund-level tax and, in the case of diversification failures, disposing of certain assets. If the Fund were to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year – for example, because it was not sufficiently diversified under the applicable Code tests – the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income or in some cases qualified dividend income. To qualify again to be taxed as a regulated investment company that is accorded special treatment in a subsequent year, the Fund could be required to pay substantial taxes, penalties and interest and make substantial distributions, which may be taxed to shareholders as either ordinary income or qualified dividend income. In addition, if the Fund fails to qualify as a regulated investment company for a period greater than two taxable years, the Fund may be required to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, to be subject to taxation on such built-in gain recognized for a period of five years, in order to qualify as a regulated investment company in a subsequent year.

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As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its net capital gains (that is, any net long-term capital gains in excess of net short-term capital losses) properly reported by the Fund in a written statement to shareholders as capital gain dividends (“capital gain dividends”) and its investment company taxable income if any, that the Fund distributes to shareholders on a timely basis. The Fund generally intends to distribute substantially all of its investment company taxable income and net capital gains, after offsetting any capital loss carryovers, in a taxable year. If the Fund does retain any investment company taxable income, it will be subject to tax at regular corporate rates on the amount retained. However, the Fund may elect to have certain distributions paid after the close of a tax year treated as having been paid during the tax year for purposes of the regulated investment company distribution requirements and for purposes of determining its taxable income (“spill-back dividends”). Spill-back dividends are taxed to shareholders in the year in which they are received.

If the Fund retains any net capital gain, the Fund will be subject to tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gains in a notice to its shareholders who (i) will be required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their U.S. federal income tax liabilities, if any. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

Generally, the excess (if any) of the Fund’s net short-term capital loss over the net long-term capital gain for a taxable year will carry over as a short-term capital loss arising on the first day of the next tax year. In addition, the excess (if any) of the Fund’s net long-term capital loss over the net short-term capital gain for the year will carry over as a long-term capital loss arising on the first day of the next tax year.

The Fund may be limited under Code Section 382 in its ability to offset its taxable income by capital loss carryforwards and net unrealized built-in losses after an “ownership change” of the Fund. The term “net unrealized built-in loss” refers to the excess, if any, of the Fund’s aggregate adjusted basis in its assets immediately before an ownership change, over the fair market value of such assets at such time, subject to a de minimis rule. The Fund would experience an ownership change under Code Section 382 if and when 5-percent shareholders of the Fund increase their ownership by more than 50 percentage points in the aggregate over their respective lowest percentage ownership of the Fund’s shares in a 3-year period. Under Code Section 382, if the Fund experiences an ownership change, the Fund may use its pre-change tax capital loss carryforwards and net unrealized built-in losses in a year after the ownership change generally only up to the product of the fair market value of the Fund’s equity immediately before the ownership change and a certain interest rate published monthly by the U.S. Treasury known as the applicable long-term tax-exempt rate. The foregoing limitation on the use of net unrealized built-in losses only applies for a period of five years after the ownership change, while the foregoing limitation on the use of pre-ownership change capital loss carryforwards lasts indefinitely.

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If future capital gains are offset by carried-forward capital losses, such future capital gains are not subject to Fund-level federal income tax, regardless of whether they are distributed to shareholders. However, distributions of amounts of capital gains offset by carried-forward capital losses are generally treated as return of capital distributions to shareholders The Fund cannot carry back or carry forward any net operating losses.

The Fund may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and late-year ordinary loss (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

If the Fund fails to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year (taking into account certain deferrals and elections) and 98.2% of its net capital gain income for the one year period ending on October 31 of such year, plus any retained amount for the prior year, the Fund will be subject to a non-deductible excise tax on the undistributed amounts. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 are treated as arising on January 1 of the following calendar year. For purposes of the excise tax, the Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.

The Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Moreover, the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (for example, the amount of excise tax to be paid is deemed de minimis by the Fund).

Equalization Accounting

The Fund may use “equalization accounting” to determine the portion of its income and gains that has been distributed with respect to each taxable year. Under equalization accounting, the Fund would allocate a portion of its undistributed investment company taxable income and net capital gain to redemption proceeds. This method would allow the Fund to reduce the amount of such income and gains that it distributes to non-redeeming shareholders. However, the IRS has not expressly authorized the particular equalization methods that the Fund may use, and the Fund’s use of an equalization method may be subject to IRS scrutiny. If the IRS determines that the Fund’s equalization method is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. Equalization accounting is not available for if the Fund is a personal holding company for federal income tax purposes.

Personal Holding Company

If the Fund is a “personal holding company” and fails to distribute (or to be treated as distributing) all of its investment company taxable income, the Fund may also be subject to a 20% nondeductible tax on its “undistributed personal holding company income.” The Fund would generally be a personal holding company for a taxable year if five or fewer individuals own more than 50% of its outstanding shares at any time in the last half of the taxable year. The term “individual” for this purpose includes private foundations and certain trusts. The Fund does not expect to be subject to the tax on undistributed personal holding company income, although there can be no assurance that this will never occur.

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Taxation of Fund Distributions

For U.S. federal income tax purposes, distributions of investment company taxable income are generally taxable as ordinary income to the extent of the Fund’s current or accumulated “earnings and profits.” Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than how long a shareholder has owned the shareholder’s shares. Distributions of net capital gains from the sale of investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends (i.e., “capital gain dividends”) will be taxable to Fund shareholders as long-term capital gains. Generally, distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable at rates applicable to ordinary income. The maximum long-term capital gain rate applicable to individuals is generally 20%.

The Fund may report certain dividends as derived from “qualified dividend income,” which, when received by an individual, will be taxed at a maximum federal income tax rate applicable to long-term capital gain (in addition to the 3.8% Medicare tax described below). Dividend income distributed to individual shareholders will qualify as “qualified dividend income” as that term is defined in section 1(h)(11)(B) of the Code to the extent such distributions are attributable to income from the Fund’s investments in common and preferred stock of U.S. companies and stock of certain qualified foreign corporations provided that certain holding period and other requirements are met by both the Fund (with respect to the dividend paying corporation’s stock) and its shareholders (with respect to the Fund’s shares).

If 95% or more of the Fund’s gross income (excluding net long-term capital gain over net short-term capital loss) constitutes qualified dividend income, all of its distributions (other than capital gain dividends) generally will be treated as qualified dividend income in the hands of individual shareholders, as long as they satisfy certain holding period requirements with respect to their Fund shares. If less than 95% of the Fund’s income is attributable to qualified dividend income, then only the portion of the Fund’s distributions that is attributable to qualified dividend income and reported as such in a timely manner will be so treated in the hands of individual shareholders.

Distributions of earnings and gains are taxable to shareholders even if the distributions are paid from income or gains earned by the Fund before a shareholder invested in the Fund (and thus were included in the price the shareholder paid) and whether shareholders receive them in cash or reinvest them in additional shares (other than distributions, if any, reported by the Fund as “exempt-interest dividends,” a designation which the Fund does not expect to make). Any gain resulting from the sale or redemption of Fund shares generally will be taxable as capital gains. Distributions declared and payable by the Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for U.S. federal tax purposes as paid by the Fund and received by shareholders on December 31st of the year in which declared rather than the calendar year in which they were received.

An additional 3.8% Medicare tax will be imposed on certain net investment income (including, among other things, ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, and estates and certain trusts in each case to the extent that such taxpayer’s gross income, as adjusted, exceeds a certain amount. Net investment income for this purpose includes interest, dividends, royalties, rents, gross income from a trade or business involving passive activities, and net gain from disposition of property (other than property held in a non-passive trade or business). Net investment income includes dividend and capital gain distributions received with respect to shares of the Fund and net gains from redemptions or other taxable dispositions of Fund shares. Net investment income is reduced by deductions properly allocable to such income.

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Dividends received by corporate shareholders that are reported by the Fund in a written statement furnished to shareholders may qualify for a 50% dividend received deduction to the extent of the amount of qualifying dividends received by the Fund from domestic corporations and to the extent (if any) that a portion of interest paid or accrued on certain high yield discount obligations owned by the Fund are treated as dividends, so long as, in either case, certain holding period requirements are met by the Fund (with respect to the dividend-paying corporation’s stock) and a corporate shareholder (with respect to the Fund’s shares).

Section 163(j) of the Code generally limits the deductibility of business interest to the sum of the taxpayer’s business interest income and 30% of its adjusted taxable income. Certain small businesses are exempt from such limitations. If the Fund, as a regulated investment company, earns business interest income, the Fund would be permitted to pay Code Section 163(j) interest dividends to its shareholder. A shareholder that receives a Code Section 163(j) interest dividend generally may treat the dividend as interest income for purposes of Code Section 163(j) if certain holding period requirements are met. Generally, the shareholder must have held the fund shares for more than 180 days during the 361-day window beginning 180 days before the ex-dividend date, and the shareholder must not be obligated (under a short sale or otherwise) to make related payments with respect to substantially similar or related property.

If the Fund makes a distribution in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of a shareholder’s tax basis in the shareholder’s shares, and thereafter as capital gain. A return of capital is generally not taxable, but it reduces a shareholder’s basis in the shareholder’s shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of such shares.

Sale or Redemption of Shares

The sale or redemption of Fund shares may give rise to a gain or loss equal to the difference between the amount received for the shares (or deemed received in the case of an exchange) and the shareholder’s tax basis in the shares. In general, any gain or loss realized upon a taxable disposition of Fund shares will be treated as long-term capital gain or loss if the shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by the shareholder with respect to the shares. The deductibility of capital losses is subject to limitations.

All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other substantially identical shares of the Fund or other substantially identical securities are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

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Special Tax Considerations

The following discussion relates to the particular U.S. federal income tax consequences of the investment policies of the Fund.

Non-U.S. Taxes

Investments in non-U.S. securities may cause the Fund to be liable to non-U.S. governments for taxes relating primarily to investment income or capital gains on non-U.S. securities in the Fund’s portfolio. If at the close of its taxable year more than 50% of the value of the Fund’s total assets consists of securities of foreign corporations (including foreign governments), the Fund may make an election under the Code that would allow Fund shareholders who are U.S. persons (including U.S. corporations) to claim a foreign tax credit or deduction (but not both) on their U.S. income tax return for their pro rata portion of qualified taxes paid by that Fund to non-U.S. countries in respect of non-U.S. securities held at least a minimum period as specified in the Code. If the Fund were eligible for and were to make the election, the amount of each shareholder’s distribution reported on the information returns filed by the Fund with the IRS must be increased by the amount of the shareholder’s portion of the Fund’s foreign tax paid. A shareholder’s ability to claim all or a part of a foreign tax credit or deduction in respect of non-U.S. taxes paid by the Fund would also be subject to certain holding period and other limitations imposed by the Code.

If the Fund were to qualify as a “qualified fund of funds,” the Fund could be entitled to elect to pass-through its foreign tax credits without regard to the above described 50% requirement. For this purpose, the term “qualified fund of funds” means a regulated investment company if (at the close of each quarter of the taxable year) at least 50% of the value of its total assets is represented by interests in other regulated investment companies.

The Fund does not anticipate that it will be eligible for the elections discussed in this section.

Non-U.S. Currency Transactions

Transactions in non-U.S. currencies, non-U.S.-currency denominated debt obligations and certain non-U.S. currency options, future contracts, and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the non-U.S. currency concerned and may increase the amount and affect the timing and character of taxes payable by shareholders. Certain foreign currency contracts may be subject to Code Section 1256, with the result that such contracts generally must be “marked to market” annually, and gains and losses with respect to such contracts would generally be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. See “Options and Other Financial Products”, below. Certain of the Fund’s transactions, if any, in foreign currencies and foreign currency denominated instruments are likely to result in a difference between the Fund’s book income and taxable income. This difference may cause a portion of the Fund’s income distributions to constitute a return of capital or capital gain for tax purposes or require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company, which may have the effect of accelerating taxable distributions to shareholders of the Fund.

Passive Foreign Investment Companies

The Fund may own shares in foreign companies that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, the Fund may elect to “mark-to-market” these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise tax years. Under the mark-to-market election, deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities.

If the Fund makes the mark-to-market election, the Fund could potentially mitigate certain adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize ordinary income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Fund may have to distribute this “phantom” income and gain to satisfy distribution requirement and to avoid imposition of the excise tax described above.

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Alternatively, the Fund may elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund must include its share of the company’s income and net capital gains annually, regardless of whether it receives distributions from the PFIC. As with the mark-to-market election, these amounts would be taken into account by the Fund for purposes of satisfying the distribution requirement and the excise tax distribution requirement. Amounts included in income under a QEF election will be qualifying income for a regulated investment company if such earnings are (i) distributed in the taxable year in which they are included, or (ii) derived with respect to the Fund’s business of investing in stock, securities, or currencies. In order to make a QEF election, the Fund must obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain. Dividends paid by PFICs or by foreign corporations that were PFICs in the year preceding the payment of the dividend are not eligible to be treated as qualified dividend income.

If the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election or a QEF election, the Fund may be subject to U.S. federal income tax and an interest charge on distributions with respect to such shares, or gain from the disposition of, such shares under punitive tax rules applicable to so-called “excess distributions” from PFICs. Even if such income is distributed as a taxable dividend by the Fund to its shareholders.

Controlled Foreign Corporations.

The Fund may invest in entities classified as “controlled foreign corporations” (“CFCs”). A CFC is a foreign corporation in which more than 50% of the stock, by vote or value, is owned, directly or constructively, by U.S. persons each of whom own, directly or by the application of certain attribution rules, 10% or more of the stock of a foreign corporation by vote or by value. If the Fund is such a 10% shareholder with respect to a CFC, the Fund generally must annually include in income its allocable share of the CFC’s “subpart F income” and may be required to annually include in its income its allocable shares of the CFC’s “net CFC tested income” , both as defined by the Code, regardless of whether or not the CFC distributes such amounts to the Fund. Amounts included in gross income by the Fund as subpart F income of a CFC are qualifying income for a regulated investment company under Code Section 851(b) if either (i) such amounts are distributed to the Fund in the taxable year in which they are earned by the CFC, or (ii) such income is derived with respect to the Fund’s business of investing in stock, securities or currencies.  Net CFC tested income included in gross income is treated in the same manner as subpart F income for various purposes of the Code except as provided in future rules issued by the Treasury Department.

Financial Products

The Fund’s investments in derivatives including options, hedging transactions, future contracts, forward contracts, swaps and certain other transactions will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, short sale and other rules), the effect of which may be to accelerate income recognized by the Fund, defer the Fund’s losses, cause adjustments in the holding periods of the Fund’s securities, result in the recognition of short-term capital gain, convert capital gain into ordinary income and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to Fund shareholders.

Certain positions undertaken by the Fund may constitute “straddles” for U.S. federal income tax purposes. The straddle rules may affect the character of gains or losses realized by the Fund. Losses realized by the Fund that are part of a straddle may be deferred beyond the point in time that they are realized. The straddle rules, if applicable, could increase the amount of short-term capital gain realized by the Fund, which is taxed as ordinary income when distributed to shareholders. Certain tax elections that the Fund may make with respect to straddles could affect the character and timing of recognition of gains and losses.

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Rules governing the tax aspects of notional principal contracts in which the Fund may invest are not clear in various respects. As a result, the IRS could challenge the Fund’s methods of accounting for U.S. federal income tax purposes for such contracts, and such a challenge could affect the status of the Fund as a regulated investment company.

When the Fund sells a put or call option, the premium received generally is not included in income at the time of receipt. If the option expires, the premium is generally included in income of the Fund as short-term capital gain. If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss. If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security. With respect to a put or call option that is purchased by the Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option. If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option. If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

The sale by the Fund of a covered call option may result in the suspension of the fund’s holding period in the underlying security unless the call option is a “qualified covered call option”. Suspension of the holding period may result in short-term capital gains, taxable to fund shareholders at ordinary income rates, when the holder exercises the option, and may disqualify dividends issued on the underlying securities from being taxed to individual shareholders of the fund and other non-corporate shareholders as qualified dividends at rates applicable to long-term capital gains. A qualified covered call option is a covered call option that has a term of more than 30 days when issued, is not deeply in the money (as defined) when issued and satisfies certain other conditions.

Some of the Fund’s investments, such as certain option transactions, futures contract transactions, and forward foreign currency exchange contracts may be “section 1256 contracts.” With certain exceptions, gains or losses attributable to section 1256 contracts are treated as sixty percent long-term capital gains or losses and forty percent short-term capital gains or losses (“60/40”). Section 1256 contracts held by the Fund at the end of a taxable year (and, generally, for purposes of the excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.

The application of certain requirements for qualification as a regulated investment company and the application of certain other federal income tax rules may be unclear in some respects in connection with investments in certain derivatives and other investments. As a result, the Fund may be required to limit the extent to which it invests in such investments and the IRS may not agree with the Fund’s treatment of such investments. In addition, the tax treatment of derivatives and certain other investments may be affected by future legislation, Treasury Regulations and guidance issued by the IRS (which could apply retroactively) that could affect the timing, character and amount of the Fund’s income and gains and distributions to shareholders, affect whether the Fund has made sufficient distributions and otherwise satisfied the requirements to maintain its qualification as a regulated investment company and avoid federal income and excise taxes or limit the extent to which the Fund may invest in certain derivatives and other investments in the future.

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Securities Issued or Purchased at a Discount

The Fund may acquire debt obligations that have original issue discount. “Original issue discount” is the excess of a debt obligation’s stated redemption price at maturity over the obligation’s issue price. Under long-standing tax rules, a taxpayer that acquires an obligation with original issue discount must include the original issue discount in income on a constant yield-to-maturity basis without regard to when, or whether, payments are made on the obligation. Obligations owned by the Fund that have original issue discount may include the Fund’s investments in securities issued at a discount and its investment in payment-in-kind securities and certain other obligations. Obligations with original issue discount owned by the Fund will give rise to income that the Fund will be required to distribute even though the Fund does not receive an interest payment in cash on the obligation during the year and may never receive such payment. In order to generate sufficient cash to make the required distributions, the Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. The Fund may realize gains or losses from such sales. If the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Some debt obligations that are acquired by the Fund in the secondary market may be treated as having market discount. “Market discount” is generally the excess of the stated redemption price of a debt obligation at maturity over the basis of the obligation immediately after its acquisition by the taxpayer. Generally, any gain recognized on the disposition of a debt security having market discount is treated as ordinary income to the extent the gain does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make certain elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income for U.S. federal income tax purposes. When recognized, market discount is taxable as ordinary income even if interest on the debt obligation in question is tax exempt.

Real Estate Investment Trusts

The Fund’s investments in equity securities of a real estate investment trust (“REIT”), if any, may result in such Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund receives such distributions all or a portion of these distributions will constitute a return of capital to such Fund. Receiving a return of capital distribution from a REIT will reduce the amount of income available to be distributed to Fund shareholders. Income from REIT securities generally will not be eligible for treatment as qualified dividend income.

If the Fund invests in equity securities of a REIT, the Fund may be eligible to pay “section 199A dividends” to its shareholders with respect to certain dividends received by it from its investment in REITs. Section 199A dividends are taxable to individual and other noncorporate shareholders at a reduced effective federal income tax rate, provided that certain holding period requirements and other conditions are satisfied.

High-Risk Securities

The Fund may invest in debt obligations that are in the lowest rating categories or are unrated. Investments in debt obligations that are at risk of or in default present special tax issues for the Fund. The application of the U.S. federal income tax rules with respect to these types of investments is complicated and will depend upon the application of the law to facts that may be unclear, which may result in uncertainty about the U.S. federal income tax treatment of these investments (e.g., such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts, or worthless securities and how payments received on obligations in default should be allocated between principal and income). These and other related issues will be addressed by the Fund if it invests in such securities in order to seek to ensure that the Fund distributes sufficient income to avoid becoming subject to U.S. federal income or excise tax.

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Backup Withholding

The Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who (i) fails to properly furnish the Fund with a correct taxpayer identification number (TIN), (ii) is identified by the IRS as otherwise subject to backup withholding, or (iii) fails to certify to the Fund that the shareholder is a U.S. person not subject to such withholding. The backup withholding tax rate is currently 24%.

Backup withholding is not an additional tax. Amounts withheld under the backup withholding rules from a payment to a shareholder generally may be refunded or credited against the shareholder’s federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. A shareholder who has not been notified by the IRS that the shareholder has failed to report interest or dividends may normally avoid backup withholding by furnishing a properly completed IRS Form W-9. If a shareholder fails to furnish a valid TIN upon request, the shareholder can be subject to IRS penalties.

Cost Basis Reporting

The Fund (or its administrative agent) must report to the IRS and furnish to fund shareholders the cost basis for fund shares purchased on or after January 1, 2012 (“covered shares”) when such shares are redeemed, exchanged or otherwise sold and whether the shares had a short-term or long-term holding period. The Fund must report the gross proceeds from the sale of all Fund shares (whether or not they are covered shares).

Fund shareholders may elect from among several IRS-accepted cost basis methods to calculate the cost basis of their covered shares. In the absence of such an election, the Fund will use its default cost basis method. The cost basis method elected or applied may generally not be changed after the settlement date of a sale of Fund shares. Fund shareholders should consult with their tax advisers concerning the most desirable IRS-accepted cost basis method for their tax situation.

Reportable Transactions

If an individual shareholder recognizes a loss with respect to Fund shares of $2 million or more or a corporate shareholder recognizes a loss of $10 million or more in any single taxable year (twice such amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders who own portfolio securities directly are in many cases excepted from this reporting requirement but, under current guidance, shareholders of regulated investment companies are not excepted. A shareholder who fails to make the required disclosure to the IRS may be subject to substantial penalties. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether or not the taxpayer’s treatment of the loss is proper.

Withholding on Shares Held Through Foreign Accounts

Under the Foreign Account Tax Compliance Act (or “FATCA”), special withholding rules apply when U.S. persons hold investments in the Funds through foreign financial institutions as defined by FATCA (“FFIs”) or non-financial foreign entities as defined by FATCA (“NFFEs”). FFIs and NFFEs that are shareholders of the Fund may be subject to a 30% withholding tax on certain distributions paid by the Funds. The FATCA withholding tax generally may be avoided on payments to: (a) FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI, and satisfies certain withholding requirements, and (b) NFFE, if the NNFE: (i) certifies that is has no substantial U.S. persons as owners or (ii) reports information relating to them to the withholding agent (which may be the Fund). The U.S. Treasury has negotiated intergovernmental agreements (each, an “IGA”) with certain countries and is in various stages of negotiations with other foreign countries with respect to one or more alternative approaches to implement FATCA. An entity in one of those countries may be required to comply with the terms of an IGA and applicable local law instead of U.S. Treasury Regulations.

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An FFI can avoid FATCA withholding by becoming a “participating FFI,” which requires the FFI to enter into a tax compliance agreement with the IRS under section 1471(b) of the Code under which it agrees to verify, report and disclose certain of its U.S. accountholders and provided that such entity meets certain other specified requirements. The FFI will report to the IRS, or, depending on the FFI’s country of residence, to the government of that country (pursuant to the terms and conditions of an applicable IGA and applicable law), which will, in turn, report to the IRS. An FFI that is resident in a country that has entered into an IGA with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

A NFFE that is the beneficial owner of a payment from the Fund can avoid FATCA withholding generally by certifying that it does not have any substantial U.S. owners or by providing the name, address and taxpayer identification number of each substantial U.S. owner. The NFFE will report to the Fund or other applicable withholding agent, which will, in turn, report information to the IRS.

Shares held through such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by U.S. Treasury Regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. The certification requirements imposed by FATCA are in addition to the U.S. certification rules to avoid backup withholding described above.

Other Tax Matters

Special tax rules not described in this discussion apply to investments through defined contribution plans and other tax-qualified plans, as well as investments by other tax-exempt entities. Shareholders should consult their tax adviser to determine the suitability of shares of the Fund as an investment through such plans or by other tax-exempt entities and the precise effect that investment in the Fund would have on their particular tax situation.

A type of savings account called “Trump Accounts” were introduced into the Code in 2025 as a type of individual retirement account for children.  Until the beginning of the first calendar year in which the account beneficiary attains the age of 18, a Trump Account can invest only in “eligible investments” which include only investments in mutual funds or exchange traded funds that track the returns of certain types of equity indexes.  The Fund does not expect to qualify as an eligible investment for Trump accounts and investors will not be eligible to invest a Trump Account in the Fund before the first calendar year in which the account beneficiary reaches the age of 18.

The foregoing discussion relates solely to U.S. federal income tax law. Dividends and distributions also may be subject to state and local taxes. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal, state, local and, where applicable, foreign taxes. Foreign investors should consult their tax advisers concerning the U.S. federal income tax consequences of ownership of shares of the Fund, including the certification and filing requirements imposed on foreign investors in order to qualify for exemption from the backup withholding tax rates (or a reduced rate of withholding provided by treaty and the potential applicability of the U.S. estate tax).

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The foregoing is a general and abbreviated summary of the applicable provisions of the Code and related Treasury Regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and Treasury Regulations. The Code and Treasury Regulations are subject to change by legislative or administrative actions.

DESCRIPTION OF THE TRUST

The Trust was organized as a Delaware business trust on January 12, 2012 and consists of multiple separate portfolios or series. The Board may establish additional series in the future. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with no par value.

When certain matters affect one fund but not another, the shareholders vote as a fund regarding such matters. Subject to the foregoing, on any matter submitted to a vote of shareholders, all shares then entitled to vote will be voted separately by the fund unless otherwise required by the 1940 Act, in which case all shares will be voted in the aggregate. For example, a change in a fund’s fundamental investment policies would be voted upon only by shareholders of the fund. Additionally, approvals of Investment Advisory Contracts are matters to be determined separately by the fund.

Approval by the shareholders of one fund is effective as to that fund whether or not sufficient votes are received from the shareholders of the other fund to approve the proposal as to that fund. The term “majority,” when referring to approvals to be obtained from shareholders of a fund means the vote of the lesser of (i) 67% of the shares of the fund or class represented at a meeting if the holder of more than 50% of the outstanding shares of the fund or class are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. The term “majority,” when referring to the approvals to be obtained from shareholders of the Trust as a whole means the vote of the lesser of (i) 67% of the Trust’s shares represented at a meeting if the holders of more than 50% of the Trust’s outstanding shares are present in person or proxy, or (ii) more than 50% of the Trust’s outstanding shares. Shareholders are entitled to one vote for each full share held and fractional votes for fractional shares held.

The Trust is not required to hold regular annual meetings of a fund’s shareholders and does not intend to do so. However, the Trust undertakes to hold a special meeting of its shareholders if the purpose of voting on the question of removal of a director or trustees is requested in writing by the holders of at least 10% of the Trust’s outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act. The Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares of the Trust may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose.

Each share of the Fund represents an equal proportional interest in the fund with each other share and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shareholders of the Fund are entitled to receive the assets attributable to the Fund that are available for distribution, and a distribution of any general assets of the Trust not attributable to the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

Under Delaware law, shareholders could, under certain circumstances, be held personally liable for the obligations of a series of the Trust but only to the extent of the shareholder’s investment in such series. However, the Declaration of Trust disclaims liability of the shareholders, Trustees or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of each series of the Trust and requires that notice of the disclaimer be given in each contract or obligations entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations and should be considered remote and is limited to the amount of the shareholder’s investment in the Fund.

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OTHER INFORMATION ABOUT THE FUND

Custodian. UMB Bank, N.A., with its principal place of business located at 1010 Grand Boulevard, Kansas City, Missouri 64106, serves as the custodian for the Fund. As such, the Custodian holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to the Fund. Upon instruction, the Custodian receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. The Custodian also maintains certain accounts and records of the Fund. Sub-custodians provide custodial services for any foreign assets held outside of the United States.

Transfer Agent. ALPS, pursuant to a Transfer Agency and Service Agreement, serves as transfer agent for the Fund. As Transfer Agent, ALPS has, among other things, agreed to (i) issue and redeem shares of the Fund; (ii) make dividend and other distributions to shareholders of the Fund; (iii) effect transfers of shares; (iv) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (v) facilitate the electronic delivery of shareholder statements and reports; and (vi) maintain shareholder accounts. Under the Transfer Agency and Service Agreement, ALPS receives from the Trust on behalf of the Fund an annual minimum fee and a fee based upon the number of shareholder accounts and is also reimbursed for out-of-pocket expenses. As described above, ALPS is an affiliate of the Distributor.

Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 1350 Euclid Ave., Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Trust. Its services include auditing the Fund's financial statements. Cohen & Co Advisory, LLC, an affiliate of Cohen & Company, Ltd., provides tax services as requested.

Counsel. Davis Graham & Stubbs LLP serves as counsel to the Trust and is located at 3400 Walnut Street, Suite 700, Denver, Colorado 80205. Thompson Hine LLP serves as counsel to the Independent Trustees and is located at 41 South High Street, Columbus, Ohio 43215.

PERFORMANCE INFORMATION

Yield and Total Return. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information in advertisements or information furnished to present or prospective shareholders.

The Fund’s yield will vary from time to time depending upon market conditions, the composition of its portfolios and operating expenses of the Trust allocated to the Fund. These factors, possible differences in the methods used in calculating yield, and the tax exempt status of distributions, should be considered when comparing the Fund’s yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund’s shares and to the relative risks associated with the investment objectives and policies of the Fund.

At any time in the future, yields and total return may be higher or lower than past yields and there can be no assurance that any historical results will continue.

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Investors in the Fund are specifically advised that share prices, expressed as the net asset value per share, will vary just as yield will vary. An investor’s focus on the yield of the Fund to the exclusion of the consideration of the share price of the Fund may result in the investor’s misunderstanding the total return he or she may derive from the Fund.

FINANCIAL STATEMENTS

The audited financial statements of the Fund for the fiscal year ended September 30, 2025, and the report of Cohen & Company, Ltd., the Fund’s independent registered public accounting firm, is incorporated herein by reference to the Fund’s Annual Report for the fiscal year ended September 30, 2025. The Fund’s Annual Report is available at no charge by writing or telephoning the Fund at the address or number on the front page of this Statement of Additional Information.

51

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The Fund may make use of average portfolio credit quality standards to assist institutional investors whose own investment guidelines limit their investments accordingly. In determining the Fund’s overall dollar-weighted average quality, unrated securities are treated as if rated, based on the adviser’s view of their comparability to rated securities. The Fund’s use of average quality criteria is intended to be a guide for those investors whose investment guidelines require that assets be invested according to comparable criteria. Reference to an overall average quality rating for the Fund does not mean that all securities held by the Fund will be rated in that category or higher. The Fund’s investments may range in quality from securities rated in the lowest category in which the Fund is permitted to invest to securities rated in the highest category (as rated by Moody’s, S&P or Fitch or, if unrated, determined by the adviser to be of comparable quality). The percentage of the Fund’s assets invested in securities in a particular rating category will vary. Following is a description of Moody’s, S&P’s and Fitch’s ratings applicable to fixed-income securities.

Moody’s Investors Service, Inc.

Corporate and Municipal Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risks appear somewhat larger than with Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured), interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody’s bond ratings, where specified, are applicable to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one year. Obligations relying upon support mechanisms such as letter-of-credit and bonds of indemnity are excluded unless explicitly rated. Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located.

Unless noted as an exception, Moody’s rating on a bank’s ability to repay senior obligations extends only to branches located in countries which carry a Moody’s Sovereign Rating for Bank Deposits. Such branch obligations are rated at the lower of the bank’s rating or Moody’s Sovereign Rating for the Bank Deposits for the country in which the branch is located. When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody’s ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor’s home country and cither the issuer’s home country or the country where an issuer branch is located are not incorporated into Moody’s ratings.

Moody’s makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the Securities Act or issued in conformity with any other applicable law or regulation. Nor does Moody’s represent that any specific bank or insurance company obligation is legally enforceable or a valid senior obligation of a rated issuer.

Moody’s applies numerical modifiers, 1, 2, and 3 in each generic rating classified from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Corporate Short-Term Debt Ratings

Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations. These obligations have an original maturity not exceeding one year, unless explicitly noted.

Moody’s employs the following three designations, all judged to be investment-grade, to indicate the relative repayment ability of rated issuers:

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed: conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

PRIME-3: Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME: Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s Ratings Services

Issue Credit Rating Definitions

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days, including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Issue credit ratings are based, in varying degrees, on the following considerations: likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation: nature of and provisions of the obligation; protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt the rating may not conform exactly with the category definition.

Corporate and Municipal Bond Ratings

Investment-grade

AAA: An obligation rated AAA has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated ‘AA’ differs from the highest rated obligations only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated ‘BBS’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Speculative Grade

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D: An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional ratings: The letter “p” indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk - such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

The absence of an “r” symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Commercial Paper Rating Definitions

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from A for the highest quality obligations to D for the lowest. These categories are as follows:

A-1: A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2: A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3: A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

C: A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

A commercial paper rating is not a recommendation to purchase, sell or hold a security inasmuch as it does not comment as to market price or suitability for a particular investor. The ratings are based on current information furnished to Standard & Poor’s by the issuer or obtained from other sources it considers reliable. Standard & Poor’s does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information.

Fitch Investor Services, Inc.

Credit Ratings

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

The use of credit ratings defines their function: “investment grade” ratings (international Long-term ‘AAA’ to ‘BBB-’ categories; Short-term ‘F1’ to ‘F3’) indicate relatively low to moderate credit risk, while those in the “speculative” or “non-investment grade” categories (international Long-term ‘BB+’ to ‘D’; Short-term ‘B’ to ‘D’) either signal a higher level of credit risk or that a default has already occurred. Credit ratings express risk in relative rank order, which is to say they are ordinal measures of credit risk and are not predictive of a specific frequency of default or loss.

Depending on their application, credit ratings address benchmark measures of probability of default as well relative expectations of loss given default. For example, issuers are typically assigned Issuer Default Ratings that are relative measures of default probability. Similarly, short-term credit ratings give primary consideration to the likelihood that obligations will be met on a timely basis. Securities, however, are rated taking into consideration probability of default and loss given default. As a result, for entities such as corporations security ratings may be rated higher, lower or the same as the issuer rating to reflect expectations of the security’s relative recovery prospects, as well as differences in ability and willingness to pay. While recovery analysis plays an important role throughout the ratings scale, it becomes a more critical consideration for below investment-grade securities and obligations, particularly at the lower end of the non-investment-grade ratings scale where Fitch often publishes actual Recovery Ratings that are complementary to the credit ratings.

Structured finance ratings typically are assigned to each individual security or tranche in a transaction, and not to an issuer. Each structured finance tranche is rated on the basis of various stress scenarios in combination with its relative seniority, prioritization of cash flows and other structural mechanisms.

International Long-Term Credit Ratings

International Long-Term Credit Ratings (LTCR) may also be referred to as Long-Term Ratings. When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations.

The following rating scale applies to foreign currency and local currency ratings:

Investment Grade

AAA

Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

Good credit quality. ‘BBB’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

Speculative Grade

BB

Speculative

‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B

Highly speculative

For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC

For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions.

For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC

For issuers and performing obligations, default of some kind appears probable.

For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C

For issuers and performing obligations, default is imminent.

For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD

Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following:

●	failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation;
●	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or
●	the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

International Short-Term Credit Ratings

The following ratings scale applies to foreign currency and local currency ratings. A Short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for US public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1

Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2

Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to non-investment grade.

B

Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C

High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

RD

Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other obligations.

D

Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to International Long-Term and Short-Term ratings:

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’ or to Short-term ratings other than ‘Fl’. (The +/– modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned: it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only

Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only

Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return

Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’

Paid-in-Full: denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

ALPS SERIES TRUST

PROXY VOTING POLICIES AND PROCEDURES

The Trust has adopted a Proxy Voting Policy used to determine how the Fund votes proxies relating to its portfolio securities. Under the Trust’s Proxy Voting Policy, the Fund has, subject to the oversight of the Trust’s Board, delegated to the Adviser the following duties: (1) to make the proxy voting decisions for the Fund, subject to the exceptions described below; and (2) to assist the Fund in disclosing its proxy voting record as required by Rule 30b1-4 under the 1940 Act.

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter or an affiliated person of the Fund, its Adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with a specific voting policy as set forth in the Adviser’s Proxy Voting Policy (described below), provided such specific voting policy was approved by the Board.

The Fund CCO shall ensure that the Adviser has adopted a Proxy Voting Policy, which it uses to vote proxies for its clients, including the Fund.

General

The Trust and the Fund believe that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Fund are committed to voting corporate proxies in the manner that best serves the interests of the Fund’s shareholders.

Delegation to the Adviser

The Trust believes that the Adviser is in the best position to make individual voting decisions for the Fund consistent with this Policy. Therefore, subject to the oversight of the Board, the Adviser is hereby delegated the following duties:

(1) to make the proxy voting decisions for the Fund, in accordance with the Adviser’s Proxy Voting Policy, except as provided herein; and

(2) to assist the Fund in disclosing their respective proxy voting record as required by Rule 30b1-4 under the 1940 Act, including providing the following information for each matter with respect to which the Fund is entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Adviser’s Proxy Voting and Disclosure Policy (the “Adviser Voting Policy”) as it relates to the Fund. The Board must also approve any material changes to the Adviser Voting Policy no later than six (6) months after adoption by the Adviser.

B-1

Conflicts

In cases where a matter with respect to which the Fund was entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Adviser, principal underwriter, or an affiliated person of the Fund, its Adviser, or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders when a vote is cast consistent with the specific voting policy as set forth in the Adviser Voting Policy, provided such specific voting policy was approved by the Board.

HILLMAN CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICIES AND PROCEDURES

Hillman Capital Management, Inc. (the “Adviser”) shall vote proxies related to securities held in our clients’ portfolios, including the portfolios of mutual funds for which we serve as the investment adviser, in the best interest of our clients. All references in these Proxy Voting Policies and Procedures are limited solely to clients for which we have agreed to vote such proxies. A client may reserve to itself the right to vote proxies.

The Adviser’s authority to vote the proxies of certain clients is established by advisory contracts or comparable documents. In addition to requirements of the Securities and Exchange Commission (“SEC”) governing advisers, our proxy voting policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The Investment Advisers Act of 1940, as amended (the “Advisers Act”), requires us to act solely in the best interest of our clients at all times. We have adopted and implemented these Proxy Voting Policies and Procedures which we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act.

Reflecting a basic investment philosophy that good management is shareholder focused, proxy votes will generally be cast in support of management on routine corporate matters and in support of any management proposal that is plainly in the interest of all shareholders. Specifically, proxy votes generally will be cast in favor of proposals that:

●	maintain or increase shareholder rights generally.
●	maintain or strengthen the shared interests of stockholders and management; and
●	increase shareholder value;

Proxy votes will generally be cast against proposals having the opposite effect of the above interests. Where we perceive that a management proposal, if approved, would tend to limit or reduce the market value of the company’s securities, we will generally vote against it. We believe that means for ensuring management accountability to shareholders, in the rare cases where the means are threatened, must not be compromised.

We generally support shareholder rights and recapitalization measures undertaken unilaterally by boards of directors properly exercising their responsibilities and authority, unless such measures could have the effect of reducing shareholder rights or potential shareholder value. In cases where shareholder proposals challenge such actions, our voting position will generally favor not interfering with the directors’ proper function in the interest of all shareholders.

We believe that proposals addressing strictly social or political issues are not relevant to the goal of maximizing the return on funds under our management. We will generally vote against such proposals, but will consider supporting proposals that seek to protect shareholder rights or minimize risks to shareholder value.

B-2

We may delegate our responsibilities under these Proxy Voting Policies and Procedures to a third party, provided that we retain final authority and fiduciary responsibility for proxy voting. If we so delegate our responsibilities, we shall monitor the delegate’s compliance with these Proxy Voting Policies and Procedures.

We have contracted with Broadridge Financial Solutions and will use their Proxy Edge proxy voting platform (“PE”) for proxy voting support related to voting and recordkeeping. The proxy voting recommendations are provided by Glass-Lewis. Under the terms of our arrangement with PE, we inform PE, in advance, as to how we intend for certain issues to be voted. PE has categorized common proxy voting issues and we can instruct PE to vote either for or against a particular type of proposal or we can instruct PE to seek specific instruction from us with respect to that particular type of proposal on a case-by-case basis (“Voting Instructions”). We have carefully considered each of the categories of issues presented by PE and have determined which issues we will generally support, which we will generally oppose and which we will vote on a case by case basis after careful evaluation of the issue(s) presented. A basic discussion of our proxy voting philosophies is incorporated into these Proxy Voting Policies and Procedures. We will review our standing Voting Instructions annually. We may alter our standing Voting Instructions at any time and, from time to time, PE may ask us to provide Voting Instructions for additional categories of proxy issues.

Votes will be cast by PE in a timely fashion. PE receives all proxy statements, sorts the proposals according to their categories and votes the proxies according to our Voting Instructions. Proposals for which a voting decision has been pre-determined are automatically voted by PE pursuant to the Voting Instructions. We inform PE as to how other proposals are to be voted through PE’s website.

To the extent that a proxy contains a “case-by-case” issue which will not be voted by PE according to our pre-determined Voting Instructions, we review the proxy to assess the extent, if any, to which there may be a material conflict between the interests of our clients on the one hand and our interests (including those of our affiliates, directors, officers, employees and other similar persons) on the other hand (a “potential conflict”). We perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If we determine that a potential conflict may exist, it shall be reported to our Proxy Voting Committee, consisting of Mark A. Hillman and Trevor Lee, The Proxy Voting Committee shall determine whether a potential conflict exists and is authorized to resolve any such conflict in a manner that is in the collective best interests of our clients (excluding any client that may have a potential conflict). Without limiting the generality of the foregoing, the Proxy Voting Committee may resolve a potential conflict in any of the following manners:

●	We may disclose the potential conflict to our clients and obtain the consent of each of our clients before voting such securities pro-rata in accordance with the interests of our clients; or
●	We may engage an independent third-party to determine how the proxy should be voted.

We will use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of our senior portfolio managers actually knew or reasonably should have known of the potential conflict.

We may abstain from voting a client proxy if we conclude that the effect on shareholders’ economic interests or the value of the portfolio holding is indeterminable or insignificant

B-3

We may abstain from voting a client proxy for cost reasons (e.g., costs associated with voting proxies of non-U.S. securities). In accordance with our fiduciary duties, we will weigh the costs and benefits of voting proxy proposals and make an informed decision with respect to whether voting a given proxy proposal is prudent. Our decision takes into account the effect that the vote of our clients, either by itself or together with other votes, is expected to have on the value of our client’s investment and whether this expected effect would outweigh the cost of voting.

To the extent that the Hillman Value Fund invests in shares of other investment companies in accordance with the safe harbor provisions of Section 12(d)(1)(F) of the Investment Company Act of 1940, as amended, the Adviser will vote proxies with respect to such investment company securities in the same proportion as the vote of all other holders of such securities.

Unless otherwise directed by a client in writing, we are responsible for voting all proxies related to securities that we manage for clients with respect to which we have accepted proxy voting responsibility in writing. A client may from time to time direct us in writing to vote proxies in a manner that is different from the guidelines set forth in these Proxy Voting Policies and Procedures. We will follow such written direction for proxies received after our receipt of such written direction.

We shall maintain certain records required by applicable law in connection with proxy voting activities and shall provide proxy voting information to a client for which we are responsible for voting proxies upon written request.

We shall keep the following records in an easily accessible place for a period of at least five years, the first two years in our offices:

●	Proxy statements received for client securities (we may rely on filings made on the Securities and Exchange Commission’s EDGAR system to maintain this record);
●	Records of each vote cast on behalf of clients;
●	Records of written client requests for proxy voting information and any written responses by us to any client requests for such information; and
●	Documents prepared by us that were material to making a proxy voting decision or that memorialized the basis for a voting decision.
●	Clients should contact us in writing to obtain information about how we voted proxies with respect to their securities and to request a copy of our Proxy Voting Policies and Procedures at:

Hillman Capital Management, Inc.

7255 Woodmont Avenue, Suite 260

Bethesda, MD 20814

Our Proxy Voting Policies and Procedures will be reviewed annually. The Proxy Voting Committee will review present procedures and past decisions with the aim of developing the most coherent and understandable proxy voting policy possible. We believe that a careful and continually evolving policy is indispensable to the task of discharging our fiduciary duties as an investment advisor.

These Proxy Voting Policies and Procedures may be amended at any time by the Adviser, provided that material changes that affect proxy voting for the Hillman Value Fund shall be ratified by the Board of Trustees of such fund within four (4) months of adoption by the Adviser.

Adopted as of this 8th day of June 2006

Amended this 18th day of June 2009

Amended this 8th day of June 2011

Amended this 30th day of January 2012

Amended this 26th day of January 2014

Mark A. Hillman, Chief Executive Officer

B-4

PART C

OTHER INFORMATION

Item 28.	Exhibits

(a)	(1)	Declaration of Trust of Registrant.(2)

	(2)	Certificate of Trust of Registrant, as filed with the State of Delaware on January 12, 2012.(2)

	(3)	Certificate of Amendment of Certificate of Trust of Registrant, as filed with the State of Delaware on May 18, 2012.(2)

	(4)	Amendment to Declaration of Trust, effective as of December 14, 2020.(30)

	(5)	Amendment No. 2 to Declaration of Trust, effective as of May 19, 2022.(37)

(b)		Bylaws of Registrant.(1)

(c)		Provisions of instruments defining rights of security holders are contained in Articles 4 and 7 of the Declaration of Trust (incorporated herein by reference to Exhibit (a)(1) of this filing).

(d)	(1)	Investment Advisory Agreement dated February 13, 2019 between Registrant and Clarkston Capital Partners, LLC with respect to the Clarkston Partners Fund, Clarkston Founders Fund and the Clarkston Fund.(28)

	(2)	Investment Advisory Agreement dated October 2, 2017 between Registrant and Beacon Investment Advisory Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)

(3)	Investment Advisory Agreement dated September 23, 2019 between Registrant and Carret Asset Management, LLC with respect to the Carret Kansas Tax-Exempt Bond Fund.(28)

(4)(a)	Investment Advisory Agreement dated January 12, 2021 between Registrant and Hillman Capital Management, Inc. with respect to the Hillman Value Fund.(33)

(4)(b)	Amendment No. 1 dated February 1, 2024 to Investment Advisory Agreement dated January 12, 2021 between Registrant and Hillman Capital Management, Inc. with respect to the Hillman Value Fund.(40)

(5)	Investment Advisory Agreement dated March 8, 2023 between Registrant and Brigade Capital Management, LP with respect to the Brigade High Income Fund.(39)

(6)	Investment Sub-Advisory Agreement dated March 8, 2023 between Brigade Capital Management, LP, Brigade Capital UK LLP, and Registrant, on behalf of the Brigade High Income Fund.(39)

(7)	Investment Advisory Agreement dated November 24, 2025 between Registrant and Fundsmith Investment Services Limited with respect to the Fundsmith Equity ETF, is filed herewith.

	(8)	Investment Sub-Advisory Agreement dated November 24, 2025 between Registrant, Fundsmith Investments Services Limited, and ALPS Advisors, Inc., with respect to the Fundsmith Equity ETF, is filed herewith.

(e)	(1)	Distribution Agreement dated April 16, 2018 between Registrant and ALPS Distributors, Inc. with respect to the funds listed in Appendix A.(22)

	(2)	Amendment to Distribution Agreement dated May 4, 2018 between Registrant and ALPS Distributors, Inc. with respect to the funds listed in Appendix A.(22)

	(3)	Amendment No. 2 to Distribution Agreement dated September 24, 2018 between Registrant and ALPS Distributors, Inc.(26)

	(4)	Amendment No. 3 to Distribution Agreement dated October 18, 2019 between Registrant and ALPS Distributors, Inc. with respect to the funds listed in Appendix A.(28)

	(5)	Amendment No. 4 to Distribution Agreement between Registrant and ALPS Distributors, Inc. with respect to the funds listed in Appendix A.(32)

	(6)	Amendment No. 5 dated December 20, 2022 between Registrant and ALPS Distributors, Inc.

	(7)	Amendment No. 6 dated December 20, 2022 to Distribution Agreement dated April 16, 2018 between Registrant and ALPS Distributors, Inc. with respect to the funds listed in Appendix A.(40)

	(8)	Amendment No. 7 dated November 20, 2025 to Distribution Agreement dated April 16, 2018 between Registrant and ALPS Distributors, Inc. with respect to the Fundsmith Equity ETF, is filed herewith.

	(9)	Form of Broker Dealer Selling Agreement between ALPS Distributors, Inc. and Broker/Dealer.(33)

	(10)	Form of Shareholder Servicing Agreement between ALPS Distributors, Inc. and servicing firm.(33)

	(11)	Form of Fund/SERV Agreement between ALPS Distributors, Inc. and servicing firm.(33)

	(12)	Form of NETWORKING Agreement between ALPS Distributors, Inc. and servicing firm.(33)

	(13)	Form of Authorized Participation Agreement, is filed herewith.

(f)		None.

(g)	(1)	Amended and Restated Global Custody Agreement For Foreign and Domestic Securities dated January 23, 2020, between Registrant and U.S. Bank, N.A (f/k/a MUFG Union Bank, National Association; Union Bank, N.A.).(28)

	(2)	Assignment of Custody Agreement dated July 14, 2021, among Registrant, MUFG Union Bank, National Association and U.S. Bank, N.A.(36)

	(3)	Custody Agreement dated October 2, 2017 between Registrant and U.S. Bank National Association with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)

	(4)	Special Custody and Pledge Agreement dated August 15, 2020 between Registrant, Goldman Sachs & Co. LLC, Beacon Investment Advisory Services, Inc. and U.S. Bank National Association with respect to the Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund.(29)

	(5)	Custody Agreement dated March 15, 2021 between Registrant and UMB Bank, N.A. with respect to the Hillman Value Fund. (36)

	(6)(a)	Master Custody Agreement dated September 7, 2018, between the Registrant and State Street Bank & Trust Company.(25)

	(6)(b)	Additional Series Letter dated February 17, 2023 to the Master Custody Agreement dated September 7, 2018 between Registrant and State Street Bank and Trust Company with respect to the Brigade High Income Fund.(39)

	(7)	Additional Series Letter dated November 25, 2025 to the Custody Agreement dated September 7, 2018 between Registrant and State Street Bank and Trust Company with respect to the Fundsmith Equity ETF, is filed herewith.

(h)	(1)(a)	Transfer Agency and Service Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund and the Clarkston Fund.(16)

	(1)(b)	Amendment dated April 26, 2016 to Transfer Agency and Service Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Founders Fund.(18)

	(1)(c)	Supplement dated February 1, 2018 to Transfer Agency and Service Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund, Clarkston Fund and Clarkston Founders Fund.(27)

	(1)(d)	Amendment No. 2 dated February 18, 2021 to Transfer Agency and Service Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Founders Fund.(36)

	(1)(e)	Amendment No. 3 dated April 1, 2023 to Transfer Agency and Service Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund, Clarkston Fund and Clarkston Founders Fund.(40)

	(1)(f)	Amendment No. 4 dated March 26, 2024 to Transfer Agency and Service Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund, Clarkston Fund and Clarkston Founders Fund.(41)

	(2)(a)	Transfer Agency and Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)

(2)(b)	Supplement dated February 1, 2018 to Transfer Agency and Service Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(27)

(2)(c)	Amendment No.1 dated February 18, 2021 to Transfer Agency and Service Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(36)

(2)(d)	Amendment No. 2 dated February 8, 2022 to Transfer Agency and Service Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(37)

(2)(e)	Amendment No. 3 dated April 1, 2023 to Transfer Agency and Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(40)

(3)(a)	Transfer Agency and Services Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund.(26)

(3)(b)	Amendment No. 1 dated February 18, 2021 to the Transfer Agency and Services Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund.(36)

(3)(c)

Amendment No. 2 dated April 1, 2023 to the Transfer Agency and Services Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund.(40)

(4)	Transfer Agency and Services Agreement dated November 24, 2025 between Registrant and State Street Bank and Trust Company with respect to the Fundsmith Equity ETF, is filed herewith.

(5)(a)	Administration, Bookkeeping and Pricing Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect the Clarkston Partners Fund and the Clarkston Fund.(16)

(5)(b)	Amendment dated April 26, 2016 to Administration, Bookkeeping and Pricing Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Founders Fund.(18)

(5)(c)	Amendment dated August 23, 2018 to Administration, Bookkeeping and Pricing Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund and the Clarkston Fund.(26)

(5)(d)	Amendment No. 3 dated February 18, 2021 to Administration, Bookkeeping and Pricing Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund and the Clarkston Fund.(36)

(5)(e)	Amendment No. 4 dated April 1, 2023 to Administration, Bookkeeping and Pricing Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Fund, Clarkston Partners Fund and Clarkston Founders Fund.(40)

(5)(f)	Amendment No. 5 dated December 26, 2024 to Administration, Bookkeeping and Pricing Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Fund, Clarkston Partners Fund and Clarkston Founders Fund.(41)

(6)(a)	Administration, Bookkeeping and Pricing Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)

(6)(b)	Amendment dated August 23, 2018 to Administration, Bookkeeping and Pricing Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(26)

(6)(c)	Amendment No. 2 dated February 18, 2021 to Administration, Bookkeeping and Pricing Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(36)

(6)(d)	Amendment No. 3 dated February 8, 2022 to Administration, Bookkeeping and Pricing Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(37)

(6)(e)	Amendment No. 4 dated April 1, 2023 to Administration, Bookkeeping and Pricing Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(40)

(6)(f)	Amendment No. 5 dated December 26, 2024 to Administration, Bookkeeping and Pricing Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(41)

(7)(a)	Administration, Bookkeeping and Pricing Services Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund.(26)

(7)(b)	Amendment No. 1 dated February 18, 2021 to Administration, Bookkeeping and Pricing Services Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund.(36)

(7)(c)	Amendment No. 2 dated April 1, 2023 to Administration, Bookkeeping and Pricing Services Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund.(40)

(7)(d)	Amendment No. 3 dated December 26, 2024 to Administration, Bookkeeping and Pricing Services Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund.(41)

(8)(a)	Services Agreement dated March 8, 2023 between Registrant and ALPS Fund Services, Inc. with respect to the Brigade High Income Fund.(39)

(8)(b)	Amendment No. 1 dated October 5, 2023 to the Services Agreement dated March 8, 2023 between Registrant and ALPS Fund Services, Inc. with respect to the Brigade High Income Fund.(40)

(8)(c)	Amendment No. 2 dated November 4, 2024 to Services Agreement dated March 8, 2023 between Registrant and ALPS Fund Services, Inc. with respect to the Brigade High Income Fund.(41)

(9)	Co-Administration Agreement dated March 8, 2023 between Registrant and Brigade Capital Management, LP with respect to the Brigade High Income Fund.(39)

(10)	Master Report Modernization Addendum dated March 20, 2020 to Administration, Bookkeeping and Pricing Services Agreement between the Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund, Beacon Accelerated Return Strategy Fund, Beacon Planned Return Strategy Fund, Seven Canyons Strategic Global Fund (f/k/a the Seven Canyons Strategic Income Fund), Seven Canyons World Innovators Fund, Clarkston Fund, Clarkston Founders Fund and Clarkston Partners Fund.(29)

(11)(a)	Master Liquidity Risk Management Addendum for Trust dated October 31, 2019 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Founders Fund, the Clarkston Partners Fund and the Clarkston Fund.(28)

(11)(b)	Amendment No. 1 to the Master Liquidity Risk Management Addendum for Trust dated February 18, 2021 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Founders Fund, the Clarkston Partners Fund and the Clarkston Fund.(36)

(12)(a)	Services Agreement among Registrant, ALPS Fund Services, Inc. and DST Systems, Inc. dated March 18, 2021 with respect to the Hillman Value Fund.(36)

(12)(b)	Amendment No. 1 dated December 26, 2024 to Services Agreement among Registrant, ALPS Fund Services, Inc. and DST Systems, Inc. dated March 18, 2021 with respect to the Hillman Value Fund.(41)

(13)	Services Agreement dated November 20, 2025 between Registrant and ALPS Fund Services, Inc. with respect to the Fundsmith Equity ETF, is filed herewith.

(14)(a)	Chief Compliance Officer Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund and the Clarkston Fund.(16)

(14)(b)	Amendment dated April 26, 2016 to Chief Compliance Officer Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Founders Fund.(18)

(14)(c)	Amendment No. 2 dated April 1, 2023 to Chief Compliance Officer Services Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Fund, Clarkston Partners Fund and Clarkston Founders Fund.(40)

(15)(a)	Chief Compliance Officer Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)

(15)(b)	Amendment dated January 4, 2018 to Chief Compliance Officer Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(21)

(15)(c)	Amendment No. 1 dated April 1, 2023 to Chief Compliance Officer Services Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(40)

(16)(a)	Chief Compliance Officer Services Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund.(26)

(16)(b)	Amendment No. 1 dated October 17, 2019 to the Chief Compliance Officer Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund.(28)

(16)(c)	Amendment No. 2 dated April 1, 2023 to the Chief Compliance Officer Services Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund.(40)

	(17)	Fee Waiver Letter Agreement dated January 6, 2022 between Registrant and Clarkston Capital Partners, LLC with respect to the Clarkston Partners Fund, the Clarkston Fund and the Clarkston Founders Fund.(36)

	(18)	Fee Waiver Letter Agreement dated January 6, 2022 between Registrant and Beacon Investment Advisory Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(36)

	(19)	Fee Letter Agreement dated January 27, 2025 between Registrant and Carret Asset Management, LLC with respect to the Carret Kansas Tax-Exempt Bond Fund.(41)

	(20)	Fee Waiver Letter Agreement dated January 6, 2022 between Registrant and Hillman Capital Management, Inc. with respect to the Hillman Value Fund.(36)

	(21)	Fee Waiver Letter Agreement dated July 11, 2025 between Registrant and Brigade Capital Management, LP, with respect to the Brigade High Income Fund, is filed herewith.

(i)	(1)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, as to legality of shares of the Fundsmith Equity ETF.(42)

	(2)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, as to legality of shares of the Beacon Accelerated Return Strategy Fund, Beacon Planned Return Strategy Fund, Brigade High Income Fund, Carret Kansas Tax-Exempt Bond Fund, Clarkston Partners Fund, Clarkston Fund, Clarkston Founders Fund, Seven Canyons World Innovators Fund, Seven Canyons Strategic Global Fund (f/k/a the Seven Canyons Strategic Income Fund) and Hillman Value Fund, is filed herewith.

(j)	(1)	Consent of Cohen & Company, Ltd., Independent Registered Public Accounting Firm.(42)

	(2)	Consent of Cohen & Company, Ltd., Independent Registered Public Accounting Firm, with respect to Beacon Accelerated Return Strategy Fund, Beacon Planned Return Strategy Fund, Brigade High Income Fund, Clarkston Partners Fund, Clarkston Fund, Clarkston Founders Fund, Seven Canyons Strategic Global Fund (f/k/a Seven Canyons Strategic Income Fund), Seven Canyons World Innovators Fund, Hillman Value Fund and Carret Kansas Tax-Exempt Bond.(filed herewith)

(k)		None.

(l)	(1)	Share Purchase Agreement dated September 8, 2015 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Partners Fund and the Clarkston Fund.(16)

	(2)	Share Purchase Agreement dated April 27, 2016 between Registrant and ALPS Fund Services, Inc. with respect to the Clarkston Founders Fund.(18)

	(3)	Share Purchase Agreement dated October 2, 2017 between Registrant and ALPS Fund Services, Inc. with respect to the Beacon Accelerated Return Strategy Fund and the Beacon Planned Return Strategy Fund.(20)

	(4)	Share Purchase Agreement dated September 24, 2018 between Registrant and ALPS Fund Services, Inc. with respect to the Carret Kansas Tax-Exempt Bond Fund.(26)

	(5)	Form of Share Purchase Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Hillman Value Fund.(33)

	(6)	Share Purchase Agreement between Registrant and ALPS Fund Services, Inc. with respect to the Brigade High Income Fund.(40)

	(7)	Share Purchase Agreement dated November 20, 2025 between Registrant and ALPS Fund Services, Inc. with respect to the Fundsmith Equity ETF, is filed herewith.

(m)	(1)	Distribution and Services (12b-1) Plan (Class A) – Carret Kansas Tax-Exempt Bond Fund.(23)

	(2)	Amended Distribution and Services (12b-1) Plan (Class A) – Carret Kansas Tax-Exempt Bond Fund.(32)

	(3)	Amended and Restated Shareholder Services Plan (Institutional Class) – Clarkston Partners Fund.(18)

	(4)	Amended and Restated Shareholder Services Plan (Institutional Class) – Clarkston Fund.(18)

	(5)	Shareholder Services Plan (Institutional Class) – Clarkston Founders Fund.(18)

	(6)	Shareholder Services Plan (Institutional Class) – Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund.(20)

	(7)	Shareholder Services Plan (Class A) – Carret Kansas Tax-Exempt Bond Fund.(26)

(n)	(1)	Rule 18f-3 Plan – Clarkston Partners Fund.(16)

	(2)	Rule 18f-3 Plan – Clarkston Founders Fund.(30)

	(3)	Rule 18f-3 Plan – Beacon Accelerated Return Strategy Fund and Beacon Planned Return Strategy Fund.(20)

	(4)	Rule 18f-3 Plan – Carret Kansas Tax-Exempt Bond Fund.(23)

	(5)	Rule 18f-3 Plan – Brigade High Income Fund.(39)

(o)		Reserved

(p)	(1)	Code of Ethics for Registrant, as of October 30, 2012, as amended November 14, 2016.(19)

	(2)	Code of Ethics for ALPS Holdings, Inc. and its subsidiaries and affiliates, including ALPS Distributors, Inc. and ALPS Fund Services, dated May 1, 2010, as amended July 1, 2017.(20)

	(3)	Code of Ethics for Clarkston Capital Partners, LLC, dated April 29, 2013, as amended June 12, 2023.(40)

	(4)	Code of Ethics for Beacon Investment Advisory Services, Inc.(20)

	(5)	Code of Ethics for Carret Asset Management, LLC.(23)

	(6)	Code of Ethics for Hillman Capital Management, Inc.(33)

	(7)	Code of Ethics for Brigade Capital Management, LP and Brigade Capital UK, LLP.(39)

	(8)	Code of Ethics for Fundsmith Investment Services Limited.(42)

(q)		Power of Attorney dated November 21, 2024.(41)

(1)	Incorporated by reference to Registrant’s Registration Statement filed on September 17, 2012.
(2)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 filed on November 19, 2012.
(3)	Incorporated by reference to Registrant’s Pre-Effective Amendment No. 2 filed on December 19, 2012.
(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 filed on July 31, 2013.
(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 filed on September 24, 2013.
(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 filed on December 16, 2013.
(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 filed on December 19, 2013.
(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 filed on February 24, 2014.
(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 22 filed on June 30, 2014.

(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 26 filed on August 8, 2014.
(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 29 filed on August 29, 2014.
(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 32 filed on October 1, 2014.
(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 filed on January 29, 2015.
(14)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 filed on February 27, 2015.
(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 47 filed on July 15, 2015.
(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 49 filed on September 8, 2015.
(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 filed on January 29, 2016.
(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 55 filed on April 26, 2016.
(19)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 filed on January 27, 2017.
(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 61 filed on September 29, 2017.
(21)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 filed on January 29, 2018.
(22)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 66 filed on May 24, 2018.
(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 67 filed on June 13, 2018.
(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 filed on July 16, 2018.
(25)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 71 filed on September 11, 2018.
(26)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 filed on September 24, 2018.
(27)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 75 filed on January 28, 2019.
(28)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 77 filed on January 28, 2020.
(29)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 78 filed on November 20, 2020
(30)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 80 filed on December 15, 2020.
(31)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 81 filed on December 15, 2020.
(32)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 82 filed on January 28, 2021.
(33)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 84 filed on February 11, 2021.
(34)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 85 filed on February 12, 2021.

(35)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 filed on December 10, 2021.
(36)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 filed on January 28, 2022.
(37)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 108 filed on December 23, 2022.
(38)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 filed on January 27, 2023.
(39)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 113 filed on March 8, 2023.
(40)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 filed on January 26, 2024.
(41)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 116 filed on January 28, 2025.
(42)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 118 filed on November 24, 2025.

Item 29.	Persons Controlled by or Under Common Control with the Registrant.

None.

Item 30.	Indemnification.

As permitted by Section 17(h) and (i) of the Investment Company Act of 1940, as amended (the “1940 Act”), and pursuant to Article 8 of the Registrant’s Declaration of Trust (Exhibit (a)(1) to the Registration Statement) and Section 7 of the Distribution Agreement (Exhibit (e)(1)) to the Registration Statement), officers, trustees, employees and agents of the Registrant will not be liable to the Registrant, any shareholder, officer, trustee, employee, agent or other person for any action or failure to act, except for bad faith, willful misfeasance, gross negligence or reckless disregard of duties, and those individuals may be indemnified against liabilities in connection with the Registrant, subject to the same exceptions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “Securities Act”), may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

The Registrant has purchased an insurance policy insuring its officers and trustees against liabilities, and certain costs of defending claims against such officers and trustees, to the extent such officers and trustees are not found to have committed conduct constituting willful misfeasance, bad faith, gross negligence or reckless disregard in the performance of their duties. The insurance policy also insures the Registrant against the cost of indemnification payments to officers under certain circumstances.

The Registrant hereby undertakes that it will apply the indemnification provisions of its Declaration of Trust and Distribution Agreement in a manner consistent with Release No. 11330 of the Securities and Exchange Commission under the 1940 Act so long as the interpretations of Section 17(h) and 17(i) of such Act remain in effect and are consistently applied.

Item 31.	Business and Other Connections of Investment Advisers and Investment Sub-Advisers.

ALPS ADVISORS INC.

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Laton Spahr	President, Director	Not Applicable	Not Applicable
Rahul Kanwar**	Authorized Representative	None	Fund Servicing
Eric T. Parsons	Vice President, Controller, Assistant Treasurer	Vice President, Corporate Controller, ALPS Holdings, Inc., and Vice President, Controller, Assistant Treasurer, ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc. and ALPS Fund Services, Inc.	Fund Servicing
Jason White**	Secretary	Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., and ALPS Fund Services, Inc.	Fund Servicing
Eric Theroff***	Assistant Secretary	Assistant Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., and ALPS Fund Services, Inc.	Fund Servicing

Name*	Position with ALPS Advisors, Inc.	Other Business Connections	Type of Business
Brian Schell****	Vice President, Treasurer and Assistant Secretary	Vice President, Treasurer and Assistant Secretary, ALPS Holdings, Inc., ALPS Distributors, Inc., ALPS Portfolio Solutions Distributor, Inc., and ALPS Fund Services, Inc.	Fund Servicing
Matthew Sutula	Chief Compliance Officer	Not Applicable	Not Applicable
Richard C. Noyes	Senior Vice President, General Counsel and Assistant Secretary	Not Applicable	Fund Servicing
Eric Hewitt	Co-CIO, Director, Research & Strategy	Not Applicable	Not Applicable
Alex Hagmeyer	Co-CIO, Director of Quantitative Research	Not Applicable	Not Applicable

*	The principal business address for each of the ALPS Advisors, Inc. representatives is: 1290 Broadway, Suite 1000, Denver, CO 80203.
**	The principal business address for Messrs. Kanwar and White is 4 Times Square, New York, NY 10036.
***	The principal business address for Mr. Theroff is 333 W. 11th Street, 5th Floor, Kansas City, MO 64105.
****	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.

BEACON INVESTMENT ADVISORY SERVICES, INC.

Name *	Position with Beacon Investment Advisory Services, Inc.	Other Business Connections	Type of Business
Valerie Murray	President	None	N/A
Brian McGann	Head of Investment Strategy	None	N/A
Chris Shagawat	Portfolio Manager	None	N/A
John Longo	Chief Investment Officer	Professor at Rutgers University Board of Directors, Belite Bio	University Biotech Firm
Tom Mathew	Chief Compliance Officer	None	N/A

*	The principal business address for each of the Beacon Investment Advisory Services, Inc. representatives is 163 Madison Avenue, Suite 600, Morristown, NJ 07960.

BRIGADE CAPITAL MANAGEMENT, LP

Name*	Position with Brigade Capital Management, LP	Other Business Connections	Type of Business
Steven Bleier	Co-Chief Investment Officer, Head of Structured Credit, Partner	Director of Mercury Financial Holdings, 11401 Century Oaks Terr Ste 470, Austin, TX 78758-0007	Investment of funds or accounts managed by Brigade Capital Management, LP
		Director of Now Corp., 2300 Peachtree Rd NW Suite C-102, Atlanta, GA 30309	Investment of funds or accounts managed by Brigade Capital Management, LP
Matthew Perkal	Senior Director/Portfolio Manager-Restructuring and Private Credit, Partner	Director of Guitar Center, 5795 Lindero Canyon Rd., Westlake Village, CA 91362	Investment of funds or accounts managed by Brigade Capital Management, LP
Chris Chaice	Head of Distressed Research, Partner	Director of Mesquite Energy Inc. 711 Louisiana Street, Suite 3100 Houston, TX 77002	Investment of funds or accounts managed by Brigade Capital Management, LP
Donald E. Morgan III	Managing Partner, Portfolio Manager and Chief Investment Officer, Partner	Director of Avaya 350 Mt. Kemble Avenue Morristown, NJ 07960 USA	Investment of funds or accounts managed by Brigade Capital Management, LP
Sandro Carissimo	Research, Partner	Director of North Sea Natural Resources The Bell House 57 West Street Dorking, England RH4 1BS	Investment of funds or accounts managed by Brigade Capital Management, LP

*	The principal business address for each of the Brigade Capital Management, LP representatives is 399 Park Avenue, Suite 1600, New York, NY 10022.

BRIGADE CAPITAL UK, LLP

Name*	Position with Brigade Capital UK, LLP	Other Business Connections	Type of Business
Thomas O’Shea	Head of European Investments, Partner	None	N/A

*	The principal business address for the Brigade Capital UK, LLP representative is Southwest House, 11A Regent Street, London SW1Y 4LR.

CARRET ASSET MANAGEMENT, LLC

Name *	Position with Carret Asset Management, LLC	Other Business Connections	Type of Business
Marco Vega	Chief Operating Officer and President	Brean Capital LLC, Quadrant Holdings Inc. and subsidiaries, United Holding Company and subsidiaries, Bernard Holdings LLC, Arc Acquisition Company, LLC	Broker Dealer, Family Office, Insurance, Payroll Processor and Insurance Services, Manufacturing, respectively.
Jason Graybill	Senior Managing Director	None	N/A
Neil Klein	Senior Managing Director	None	N/A
Wayne Reisner	Senior Managing Director	None	N/A

*	The principal business address for each of the Carret Asset Management, LLC representatives is 360 Madison Avenue, 20th Floor, New York, NY 10017.

CLARKSTON CAPITAL PARTNERS, LLC

Name *	Position with Clarkston Capital Partners, LLC	Other Business Connections	Type of Business
Jeffrey A. Hakala	Manager; Chief Executive Officer and Co-Chief Investment Officer	Director and Audit Committee Member, Waterford Bancorp, N.A;	Bank Holding Company;
		Director, Compensation Committee Member, and Nominating and Audit Committee Member, Conifer Holdings, Inc.;	Insurance Holding Company;
		Chairman, Chief Executive Officer, and President, Clarkston Companies, Inc.;	Investment Adviser Holding Company;
		Managing Member, Clarkston Ventures, LLC;	Investor in Private Companies;
		Manager, Clarkston 91 West LLC;	Real Estate Holding Company;
		Manager of Sole Member, Clarkston QV Fund GP, LLC;	Manager of Private Investment Vehicle;
		Director, Origin Athletics;	Non-Profit Athletic Organization;
		Member, Michigan State University Athletics Advisory Board.	University Athletic Organization.
Gerald W. Hakala	Manager; Managing Director, Clarkston Capital, and Co-Chief Investment Officer	Director, Conifer Holdings, Inc.;	Insurance Holding Company;
		Director, Executive Vice President, Clarkston Companies, Inc.;	Investment Adviser Holding Company;
		Member, Clarkston Ventures, LLC;	Investor in Private Companies;
		Manager, Clarkston 91 West LLC;	Real Estate Holding Company;
		Director, Pop Daddy Popcorn, LLC.	Consumer Snacks Holding Company.

Jeremy J. Modell	Manager; Managing Director, Clarkston Private Client; and President, Clarkston Private Client	Manager, Modell Capital LLC;	Investment Adviser Holding Company;
		Manager, Clarkston 91 West LLC;	Real Estate Holding Company;
		Investment Committee Member, Vera & Joseph Dresner Foundation;	Charitable Organization;
		Member of Investment Committee, Temple Beth El Endowment;	Religious Organization;
		Investment Committee Member, Jewish Federation of Metropolitan Detroit;	Non-Profit Organization
		Governor, Golf Association of Michigan.	Athletic Organization.
Salvatore F. Gianino	Secretary and Treasurer	Chairman of Directors, Waterford Bancorp, N.A;	Bank Holding Company;
		Executive Vice President, Clarkston Companies, Inc;	Investment Adviser Holding Company;
		Member, Clarkston Ventures, LLC.	Investor in Private Companies.
Jeremy S. Michalski	Chief Financial Officer	None	N/A
Melanie M. West	Chief Compliance Officer	Finance Committee Member, Jewish Federation of Metropolitan Detroit	Non-Profit Organization
Kurt P. Terrien	Chief Administrative Officer	Branch Officer Supervisor, ALPS Distributors, Inc.;	Broker-dealer;
		Trustee and Finance Committee Member, Leader Dogs for the Blind.	Charitable Organization.

*	The principal business address for Jeremy J. Modell is 91 West Long Lake Road, Bloomfield Hills, MI 48304. For all other Clarkston Capital Partners, LLC executive officers the principal business address is 303 E Third Street, Suite 110, Rochester, MI 48307.

HILLMAN CAPITAL MANAGEMENT, INC.

Name *	Position with Hillman Capital Management, Inc.	Other Business Connections	Type of Business
Mark A. Hillman	Chief Executive Officer and Chief Investment Officer	None	N/A
Trevor Lee	Director of Qualitative Research	None	N/A
Jeffrey T. Long	Director, Systems, Operations and Trading	None	N/A
C. Frank Watson	Chief Compliance Officer	Chief Executive Officer and owner of Fairview, LLC (doing business as ViewPoint Partners), Fairview Investment Services (doing business as Fairview Compliance and/or Fairview Compliance Administration), Fairview Investment Administration, Filepoint® EDGAR Services, Fairview Performance Services and Fairview Cyber	Back-office and compliance services to registered investment advisers, regulatory reporting and web-site hosting.
Lindsey G. Vaughan, CFA	Managing Director of Business Development	N/A	N/A

*	The principal business address for each of the Hillman Capital Management, Inc. representatives is 7255 Woodmont Avenue, Suite 260, Bethesda, MD 20814.

FUNDSMITH INVESTMENT SERVICES LIMITED

Name *	Position with Fundsmith Investment Services Limited	Other Business Connections	Type of Business
Tom Armstrong	Chief Operating Officer, Director, FISL	Partner in Fundsmith LLP	Investment Management
Sameerah Joomun Nuseeb	Chief Compliance Officer, FISL	None	N/A
Greville Ward	Director, FISL	Partner in Fundsmith LLP	Investment Management
Terence Smith	Chief Investment Officer, Director, FISL	Partner in Fundsmith LLP	Investment Management
Irfaan Hossany	Director, FISL	Managing Director of KFS (Mauritius) Ltd	Corporate Service Provider

*	The principal business address for each of the Fundsmith Investment Services Limited representatives is Black River Business Park, Black River, Mauritius, 90911.

Item 32.	Principal Underwriters.

(a)	ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies:

1290 Funds

1WS Credit Income Fund

Aberdeen Income Credit Strategies Fund

abrdn ETFs

abrdn Funds

abrdn Global Dynamic Dividend Fund

abrdn Global Premier Properties Fund

abrdn Income Credit Strategies Fund

Accordant ODCE Index Fund

Alpha Alternative Assets Fund

 Alternative Credit Income Fund

Apollo Diversified Credit Fund

Apollo Diversified Real Estate Fund

AQR Funds

Arrowmark Financial Corp.

Axonic Alternative Income Fund

Axonic Funds

BBH Trust

Bluerock High Income Institutional Credit Fund

Bluerock Total Income+ Real Estate Fund

Bridge Builder Trust

Cambria ETF Trust

CION Ares Diversified Credit Fund

CION Grosvenor Infrastructure Fund

Columbia ETF Trust

Columbia ETF Trust I

Columbia ETF Trust II

Columbia Seligman Premium Technology Growth Fund, Inc.

CRM Mutual Fund Trust

DBX ETF Trust

Diameter Dynamic Credit Fund

Eagle Point Defensive Income Trust

Eagle Point Enhanced Income Trust

EA Series Trust (Cambria Series)

ETF Series Solutions (Vident Series)

Financial Investors Trust

Firsthand Funds

FS Credit Income Fund

FS Credit Opportunities Corp.

FS MVP Private Markets Fund

Gemcorp Commodities Alternative Products Fund

Goehring & Rozencwajg Investment Funds

Goldman Sachs ETF Trust

Goldman Sachs ETF Trust II

Graniteshares ETF Trust

Hartford Funds Exchange-Traded Trust

Heartland Group, Inc.

Investment Managers Series Trust II (AXS-Advised Funds)

Investment Managers Series Trust II (Alternative Access-Advised Fund)

Janus Detroit Street Trust

Lattice Strategies Trust

Litman Gregory Funds Trust

Longleaf Partners Funds Trust

Manager Directed Portfolios (Spyglass Growth Fund)

Meridian Fund, Inc.

Natixis ETF Trust

Natixis ETF Trust II

New York Life Investments Active ETF Trust

New York Life Investments ETF Trust

Opportunistic Credit Interval Fund

PRIMECAP Odyssey Funds

Principal Exchange-Traded Funds

RiverNorth Funds

RiverNorth Opportunities Fund, Inc.

RiverNorth/DoubleLine Strategic Opportunity Fund, Inc.

RiverNorth Opportunistic Municipal Income Fund, Inc.

RiverNorth Managed Duration Municipal Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund, Inc.

RiverNorth Capital and Income Fund, Inc.

RiverNorth Flexible Municipal Income Fund II, Inc.

RiverNorth Managed Duration Municipal Income Fund II, Inc.

SPDR Dow Jones Industrial Average ETF Trust

SPDR S&P 500 ETF Trust

SPDR S&P MidCap 400 ETF Trust

Sphinx Opportunity Fund II

Sprott Funds Trust

The Arbitrage Funds

Themes ETF Trust

Tidal Trust II (Cambria Series)

Thornburg ETF Trust

Thrivent ETF Trust

Trust for Professional Managers (PT Asset Management Series)

USCF ETF Trust

USVC Venture Capital Access Fund

Valkyrie ETF Trust II

Wasatch Funds

Wilmington Funds

X-Square Balanced Fund

X-Square Series Trust

(b)	To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc., are as follows:

Name*	Position with Underwriter	Positions with Fund
Stephen J. Kyllo	President, Chief Operating Officer, Director, Chief Compliance Officer	None
Brian Schell **	Vice President & Treasurer	None
Eric Parsons	Vice President, Controller and Assistant Treasurer	None
Jason White***	Secretary	None
Richard C. Noyes	Senior Vice President, General Counsel, Assistant Secretary	None
Eric Theroff^	Assistant Secretary	None
Adam Girard^^	Tax Officer	None
Liza Price	Vice President, Managing Counsel	None
Jed Stahl	Vice President, Managing Counsel	None
James Stegall	Vice President	None
Hilary Quinn	Vice President	None

*	Except as otherwise noted, the principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1000, Denver, Colorado 80203.
**	The principal business address for Mr. Schell is 100 South Wacker Drive, 19th Floor, Chicago, IL 60606.
***	The principal business address for Mr. White is 4 Times Square, New York, NY 10036.
^	The principal business address for Mr. Theroff is 1055 Broadway Boulevard, Kansas City, MO 64105
^^	The principal business address for Mr. Girard is 80 Lamberton Road, Windsor, CT 06095

(c)	Not applicable.

Item 33.	Location of Accounts and Records.

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained at the following offices:

Name	Address	City, State, Zip
ALPS Advisors, Inc.	1290 Broadway, Suite 1000	Denver, CO 80203
ALPS Distributors, Inc.	1290 Broadway, Suite 1000	Denver, CO 80203
ALPS Fund Services, Inc.	1290 Broadway, Suite 1000	Denver, CO 80203
Clarkston Capital Partners, LLC	91 West Long Lake Road	Bloomfield Hills, MI 48304
Beacon Investment Advisory Services, Inc.	163 Madison Avenue, Suite 600	Morristown, NJ 07960
Brigade Capital Management, LP	399 Park Avenue, 15th Floor	New York, NY 10022
Brigade Capital UK, LLP	Southwest House, 11A Regent Street	London, SW1Y 4LR, United Kingdom
Carret Asset Management, LLC	360 Madison Avenue, 20th Floor	New York, NY 10017
Fundsmith Investment Services Limited	Black River Business Park	Black River, Mauritius, 90911
Hillman Capital Management, Inc.	7250 Woodmont Avenue, Suite 310	Bethesda, MD 20814

Item 34.	Management Services.

Not applicable.

Item 35.	Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirement for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of Denver, and State of Colorado, on the 28th day of January, 2026.

ALPS SERIES TRUST

By:	/s/ Lucas Foss
Lucas Foss
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Lucas Foss	President and Principal Executive Officer	January 28, 2026
Lucas Foss

/s/ Jill McFate	Treasurer, Principal Financial Officer, and Principal Accounting Officer	January 28, 2026
Jill McFate

/s/ Ward D. Armstrong*	Trustee and Chairman	January 28, 2026
Ward D. Armstrong

/s/ Merrillyn J. Kosier*	Trustee	January 28, 2026
Merrillyn J. Kosier

/s/ Patrick Seese*	Trustee	January 28, 2026
Patrick Seese

*	Signature affixed by Lucas Foss pursuant to a Power of Attorney dated November 21, 2024.

Exhibit List

(d)(7)	Investment Advisory Agreement dated November 24, 2025 between Registrant and Fundsmith Investment Services Limited with respect to the Fundsmith Equity ETF.
(d)(8)	Investment Sub-Advisory Agreement dated November 24, 2025 between Registrant, Fundsmith Investments Services Limited, and ALPS Advisors, Inc., with respect to the Fundsmith Equity ETF.
(e)(8)	Amendment No. 8 dated November 20, 2025 to Distribution Agreement dated April 16, 2018 between Registrant and ALPS Distributors, Inc. with respect to the Fundsmith Equity ETF.
(e)(13)	Form of Authorized Participation Agreement.
(g)(7)	Additional Series Letter dated November 24, 2025 to the Custody Agreement dated September 7, 2018 between Registrant and State Street Bank and Trust Company with respect to the Fundsmith Equity ETF.
(h)(4)	Transfer Agency and Services Agreement dated November 24, 2025 between Registrant and State Street Bank and Trust Company with respect to the Fundsmith Equity ETF
(h)(13)	Services Agreement dated November 20, 2025 between Registrant and ALPS Fund Services, Inc. with respect to the Fundsmith Equity ETF.
(h)(21)	Fee Waiver Letter Agreement dated July 11, 2025 between Registrant and Brigade Capital Management, LP, with respect to the Brigade High Income Fund.
(i)(2)	Opinion of Davis Graham & Stubbs LLP.
(j)(2)	Consent of Cohen & Company, Ltd., Independent Registered Public Accounting Firm.
(l)(7)	Share Purchase Agreement dated November 20, 2025 between Registrant and ALPS Fund Services, Inc. with respect to the Fundsmith Equity ETF.